                                   IVY FUNDS


This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


                       SEMI-ANNUAL REPORT JUNE 30, 2002


IVY CUNDILL GLOBAL VALUE FUND

IVY DEVELOPING MARKETS FUND

IVY EUROPEAN OPPORTUNITIES FUND

IVY GLOBAL FUND

IVY GLOBAL NATURAL RESOURCES FUND

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

IVY INTERNATIONAL FUND

IVY INTERNATIONAL SMALL COMPANIES FUND

IVY INTERNATIONAL VALUE FUND

IVY PACIFIC OPPORTUNITIES FUND

IVY GROWTH FUND

IVY US BLUE CHIP FUND

IVY US EMERGING GROWTH FUND

IVY BOND FUND

IVY MONEY MARKET FUND

(IVY FUNDS LOGO)
IVY FUNDS(R)
Embracing the world

TABLE OF CONTENTS


Letter from the Chairman ..............................             1
Worldwide Market Outlook & Review .....................             2
Zigging While Others Are Zagging: The Cundill Story ...             4
Corporate Profile .....................................             5
Management's Discussion and Analysis

WORLDWIDE FUNDS

Ivy Cundill Global Value Fund .........................             6
Ivy Developing Markets Fund ...........................             8
Ivy European Opportunities Fund .......................            10
Ivy Global Fund .......................................            12
Ivy Global Natural Resources Fund .....................            14
Ivy Global Science & Technology Fund ..................            16
Ivy International Fund ................................            18
Ivy International Small Companies Fund ................            20
Ivy International Value Fund ..........................            22
Ivy Pacific Opportunities Fund ........................            24

DOMESTIC FUNDS

Ivy Growth Fund .......................................            26
Ivy US Blue Chip Fund .................................            28
Ivy US Emerging Growth Fund ...........................            30

FIXED INCOME FUNDS

Ivy Bond Fund .........................................            32
Ivy Money Market Fund .................................            34

Schedules of Investments ..............................            36
Statements of Assets and Liabilities ..................            58
Statements of Operations ..............................            62
Statements of Changes in Net Assets ...................            66
Financial Highlights ..................................            72
Notes to Financial Statements .........................            84


This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Ivy Funds.

                           LETTER FROM THE CHAIRMAN


[PHOTO]

Keith J. Carlson

"When markets are challenging, we encourage shareholders to revisit the basic principles of investing. While markets change over time, these principles - diversification, disciplined investing and focusing on the long term - do not."


June 30, 2002


Dear Fellow Shareholders:


It's often been said that "it's darkest before the dawn." Indeed, when it comes to the financial world, our research has shown that at times such as these, bear markets may end and new bull market cycles may quietly begin. While we may not yet be at a market bottom, we are optimistic that conditions should improve
- for both the economy and investors. Keep in mind that a tremendous amount of fiscal and monetary stimulus has been pumped into the economy, and that more may be on the way. So while corporate accounting issues and geopolitical tensions may impact the stock market - and in the first half of 2002, they certainly did - we believe that, over the long term, they will be outweighed by strengthening economic fundamentals and a renewal of investor confidence.

When markets are challenging, we encourage shareholders to revisit the basic principles of investing. Focusing on your long-term goals can help put market fluctuations in perspective. Investing regularly can lend discipline to your investment program. And allocating your portfolio among different asset classes, investment styles and regions of the world can help reduce risk and maximize the potential for return. Of course, diversifying in this way cannot ensure complete protection against loss in a declining market, but it can help minimize overall portfolio losses. While markets change over time, these basic principles of investing - diversification, disciplined investing and focusing on the long term - do not.

In this year's Semi-Annual Report, you'll find our worldwide market review and outlook, a special feature on Ivy Cundill Global Value Fund and detailed commentaries by our portfolio managers on the performance of the Ivy Funds. We hope you find this publication both interesting and informative.

Thank you for your continued support of Ivy Funds. We are committed to meeting your investment needs, and in the second half of 2002, we will continue to work hard to serve you better.


Sincerely,

/s/ Keith J. Carlson
---------------------------------
Keith J. Carlson
Chairman, Ivy Funds

WORLDWIDE MARKET OUTLOOK & REVIEW


"Global equity markets faced challenging conditions in the first half of 2002. Corporate accounting scandals, threats of terrorism and escalating geopolitical tensions left investors feeling jittery."

"Steep market declines overshadowed strong economic gains made during the period."


Global equity markets faced challenging conditions in the first half of 2002. Corporate accounting scandals, threats of terrorism and escalating geopolitical tensions left investors feeling jittery, and most world markets showed negative returns for the period. The MSCI World Index, a common indicator of global market performance, was down 8.82% for the six months ending June 30, 2002. However, negative market news was offset by encouraging signs of economic growth in the global economy. The economies of the US, Europe and Japan all showed evidence of recovery. But as July wore on, weak market performance continued, driven by almost daily revelations of corporate malfeasance and an ongoing loss of investor confidence. The speed and magnitude of market swings in July were extreme, and conditions were still volatile by the first week of August, 2002.

Read on for our detailed analysis of the six months that passed and our expectations for the six months ahead.

THE UNITED STATES

"The fundamentals are in place for a return to sustained healthy growth," said Federal Reserve Chairman Alan Greenspan in an address to a U.S. Senate banking committee on July 16th, just a little over two weeks after the end of the second quarter of 2002. Those words were encouraging for US investors who had just experienced the most difficult half-year period in decades. The S&P 500 Index, the most common indicator of large-cap US stock market performance, was down 13.2% for the six months ending June 30, 2002, and the technology-heavy Nasdaq Composite Index was down nearly 25% for the same period. July saw further declines as more accounting irregularities were revealed, WorldCom declared bankruptcy and questions were raised about some of the financial firms associated with Enron. Investors became disillusioned with the stock market and harbored doubts about the trustworthiness of reported earnings.

The steep market declines overshadowed strong economic gains made during the period. First quarter GDP growth was revised upward to 6.1% from earlier estimates of 5.6%, industrial production rose 0.8% in June (the sixth consecutive monthly increase, and one that was significantly above the expected rate of 0.4%) and, in the manufacturing sector, capacity utilization rose to 76.1% in June, indicating a gain in momentum. In addition, consumer spending and housing activity remained strong, and a number of large US companies came out with positive earnings reports. Interest rates and inflation remained low.

This encouraging economic news was not enough to lift the markets up in the first six months of 2002. However, we believe that a strengthening economy should, over time, lead to improved corporate earnings and higher US stock market returns. In our view, a full recovery depends on a revival of business capital expenditures and a firming of the labor markets, and that may not occur until much later. We agree with Mr. Greenspan's assessment of the economy, and also with the Federal Reserve's cautiously optimistic estimates of 3% GDP growth in the second half of 2002, followed by stronger GDP growth of 3.5% to 4% in 2003. In our view, the fundamentals seem to be very much in place for a return of sustained economic growth.

Of course, concerns over accounting fraud and a lack of investor confidence remain. However, steps are being taken to address these issues: the SEC, the Financial Accounting Standards Board and both Congress and President Bush have proposed significant reforms to corporate governance and accounting regulations. A positive side may even emerge from the accounting scandals: while we anticipate that corporations will be forced to adopt far more conservative accounting practices, which may reduce long-term earnings growth, this conservatism may improve the trustworthiness and quality of reported earnings and support the long-term health of the US market.

EUROPE

Although it ended in negative territory, the European market (as represented by the MSCI Europe Index, which returned -4.6% for the six months ending June 30,
2002) outperformed the US market during the period. A weakening US dollar contributed strongly to this relative outperformance.

In the 12-member Eurozone, economic growth was slow but positive, with first-quarter GDP growth at 0.2%. In our view,

"We are optimistic about Europe's economic prospects. In our view, tax and pension reform, labor market changes and a focus on corporate restructuring and shareholder value should lay the foundation for long-term growth."

"Going forward, we feel that a potential economic upswing in the US could support a better outlook for the export-driven economies of the Far East and Latin America."

economic indicators pointed to recovery - in France, for example, business confidence rose to its highest level in a year after the government promised to cut taxes and loosen labor regulations - and valuations were compelling, but negative accounting news from the US and ongoing geopolitical concerns drove markets lower.

The UK economy also showed encouraging signs of growth during the period: output in the manufacturing sector rose by a stronger-than-expected 0.8% in June, largely due to strong demand for durable and investment goods, and June's unemployment rate fell to its lowest level since 1975. Like the rest of Europe, however, market declines mirrored those of the US, impacted by accounting concerns and international political uncertainty.

Going forward, we are optimistic about Europe's economic prospects. In our opinion, tax and pension reform, labor market changes and a focus on corporate restructuring and shareholder value should lay the foundation for long-term economic growth, which should in turn fuel higher equity market returns. In the short term, much depends on a rebound in corporate profits. If earnings meet expectations, we believe that markets should improve as the year goes on.

JAPAN & THE FAR EAST

Japan is still beset by serious economic problems, but the country showed strong market performance in the first half of 2002. The MSCI Japan Index was up 8.16% for the six months ending June 30, 2002. The government, led by Prime Minister Junichiro Koizumi, has tried to revitalize the economy by privatizing the public sector and reforming the beleaguered banking system. Although government debt is very high, strong demand for imports from the US and improved consumer spending led to a 5.7% annualized growth in GDP in the first quarter of 2002. This was the first growth in four quarters and the strongest for two years. However, the slow pace of structural reform and a severe banking problem with bad debt (which leaves the banks with an inability to provide the necessary credit to promote economic gains) lead us to question the sustainability of Japan's economic upswing.

The rest of the Asia Pacific region also showed strong market performance during the period, with the MSCI Asia Pacific Free Ex-Japan Index up 4.95% for the six months ending June 30, 2002. An increase in global demand benefited the export-driven economies of the region, but the outperformance of Korea, Thailand and Indonesia (the three best performing Asian markets in the first half of 2002) was also based on a recovery in domestic demand. Going forward, we are very positive on Korea, which has seen high economic growth and massive corporate restructuring. We also expect a weaker US dollar to contribute to returns in the region.

LATIN AMERICA

Stronger performance in Latin America stalled in the second quarter amid concerns that a delayed economic recovery in the US would impact the rest of the global economy. As a result, the MSCI Emerging Markets Free Latin America Index returned -14.78% for the six months ending June 30, 2002.

During the period, attention shifted away from Argentina, which is still struggling with monetary system reforms and shattered investor confidence, and shifted toward Brazil. Concerns mounted over the country's ability to meet its debt payments and the possible outcome of October's presidential elections. The leftist presidential candidate rose in the polls, which left foreign investors wary. Brazilian stocks slumped, and its currency, the real, weakened steadily against the US dollar, despite a $10 billion loan from the International Monetary Fund. In Mexico, the stock market and currency declined in the second quarter in direct response to lower equity markets in the US and the weakening dollar.

Going forward, we feel that a potential economic upswing in the US could support a better outlook for the region. We believe that Mexico in particular should benefit from US economic recovery, as the country, in our view, has the strongest fundamentals of any Latin American economy.


The opinions expressed are those of the portfolio managers and Ivy Management, Inc. and are current only through the end of the period of the report as stated on the cover. The views stated herein are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

ZIGGING WHILE OTHERS ARE ZAGGING: THE CUNDILL STORY


FAST FACT:

In 2002, Mutual Fund Review named Peter Cundill "The Best Mutual Fund Manager of All Time."

Source: Mutual Fund Review, Vol.5, No. 3, Spring 2002, pp. 16-21. Recognition was based on the performance of another fund that Cundill manages, the Cundill Value Fund, which is not an Ivy Fund and is only available to Canadian investors.


Note: Ivy Cundill Global Value Fund is managed by the Cundill & Associates team. Peter Cundill is team leader and head of Cundill & Associates.

Peter Cundill is not your typical portfolio manager. When he's not poring over balance sheets, he can often be found running marathons, practicing judo or flying light aircraft. But the man the media has called "the patient purist," "the man who buys gloom," and "the guru of value investing"* doesn't have much time for leisure: he spends most of the year traveling around the world, always in pursuit of value opportunities. Here's a closer look at his investment philosophy and style.

BUYING A DOLLAR BILL FOR 50 CENTS

Cundill's investment approach is based on the deep-value philosophy pioneered by "the Dean of Wall Street," Dr. Benjamin Graham. The basic concept is to invest in the shares of companies trading below their intrinsic value. Graham observed that investors were often at one extreme or the other - overly pessimistic or overly optimistic - and so markets were rarely at fair value.

The key, Graham said, was to study the underlying value of companies, seek out "bargain" stocks and wait for them to rise toward their true value. "More often than not, it means buying when market sentiment is negative, or when companies are trading at or near multiyear lows - the hallmark of a true contrarian strategy," says Cundill.

How does Cundill determine value? "The key to our process is in identifying the difference between what we are getting (underlying value) and what we are paying," he says. "We call this the margin of safety. We try to maximize the margin of safety by refusing to buy unless we believe that a significant discount to net asset value (NAV) exists." The Cundill team often tries to find investments with, in their view, a discount to NAV of 50% or more. That's what is meant by the phrase, "buying a dollar bill for 50 cents."

And risk? Cundill tries to minimize the downside by "ensuring that there is a hard investment basis in terms of assets, cash flow and earnings to back up the price. We feel that the lower the price, the lower the downside risk and, theoretically at least, the less room the price has to fall. Once we are comfortable with our margin of safety, we buy. Then we wait for the value to be unlocked and realized in the marketplace."

STOCK SELECTION: PRIORITY #1

Unlike more conventional investment styles, Cundill's method is not based on forecasting the economy or corporate earnings, does not rely on market timing and does not weight the portfolio by industry or country sector. It is based on a bottom-up and research-intensive analysis of individual companies meeting his criteria. As Cundill says, "the approach is entirely focused on selecting individual undervalued securities."

How those securities are selected is a complex process. As head of his own firm, Cundill & Associates (sub-advisor to Ivy Cundill Global Value Fund), Peter utilizes the talents of an experienced team of analysts and researchers. They prepare a detailed "sum of the parts" calculation, and attempt to estimate the break-up and liquidation value with the goal of determining an investment's intrinsic or fair value. To achieve this, Peter and his team will conduct interviews and company visits with management, closely analyze the company's financial statements, speak with competitors and assess possible catalysts that could unlock shareholder value. They also consider trading patterns or "events" which have affected, or might prospectively affect, the security's market value or liquidity.

Once a security is purchased, it is typically held for the long term (three to five years or more). "Our approach is asset-oriented and requires a longer-term investment perspective ... and patience," says Peter. "The major potential benefit of this approach is lower volatility."

NOT FOLLOWING THE CROWD

From the outset (more than 30 years ago), Peter has never traded his focus on value for the latest investment fad. And part of that discipline has been patience and a belief that the market eventually discovers a stock's true worth. For more information on Ivy Cundill Global Value Fund, please turn to page six.

Mackenzie Investment Management, Inc. June 30, 2002. To learn more about the Ivy Cundill Global Value Fund, please request a prospectus, which contains more complete information including fees and an assessment of risk. Please read it carefully before you invest or send money. To obtain a free prospectus, please call the Fund's distributor, Ivy Mackenzie Distributors, Inc., at 800.456.5111. *Sources: (1) The 1995 Financial Times Global Guide to Investing, (2) Canadian Business, 1998, (3) The Globe & Mail (Canada), 2001

CORPORATE PROFILE

WHO WE ARE

Ivy Management, Inc. is located in Boca Raton, Florida and offers both domestic and international mutual funds to US investors. Our 41-year tradition of employing a sound and disciplined investment approach has been the foundation upon which our business has been built. We believe that the Firm's rich heritage and international roots, along with its unique perspective on trends affecting securities markets around the world, can provide investors with the tools they need to build progressive worldwide investment strategies.

OUR HISTORY

Ivy Management, Inc. was founded in 1960 and offered its first fund to the public in 1961. In late 1991, Ivy was acquired by Mackenzie Investment Management Inc., an organization that shared our fundamental values and investment philosophy. Our combined firm is a majority-owned subsidiary of Mackenzie Financial Corporation, which has provided investment services to Canadian investors since 1968.

When Mackenzie Financial Corporation was acquired by Investors Group, Inc. in 2001, the combined company became the largest mutual fund group in Canada. Investors Group, Inc. is a majority-owned subsidiary of Power Financial Corporation, the core holding of Power Corporation of Canada. Power Corporation has substantial holdings across North America, Europe and the Far East.

With this wealth of resources behind us, Ivy Funds is a true international partner for our clients and shareholders - one that offers strategic alliances with a diverse array of firms across the world.

IVY SHAREHOLDER BENEFITS

Ease and Affordability

Minimum opening investment for all Ivy Funds accounts: $1,000; additional investments: $100.

Minimum opening and additional investments for Automatic Investment Method
(AIM): $50.

Minimum IRA opening and additional investments (with or without AIM): $25.

Liquidity

Shareholders may redeem any or all of their shares on any business day at the current net asset value, which may be more or less than the original cost.

Free Checkwriting

Checks may be written for a minimum of $100 from Ivy Money Market Fund.

Exchange Convenience

For no additional transaction charge, shareholders may exchange all or part of their shares for other Ivy funds by telephone or mail. Please consult a prospectus for further information.

IVY CUNDILL GLOBAL VALUE FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH.


[PHOTO]

Ivy Cundill Global Value Fund is subadvised by Peter Cundill & Associates, Inc. The following is an interview with Peter Cundill, management team leader of the Fund.


LIPPER CATEGORY

Global


"We focus on bottom-up, individual stock selection using a deep-value style of investing based on the principles of Benjamin Graham, the 'father of value investing.' This strategy involves seeking out companies that we believe are trading below their intrinsic value."

Q: PETER, HOW DID IVY CUNDILL GLOBAL VALUE FUND PERFORM IN THE FIRST HALF OF
2002?

A: For the six-month period ending June 30, 2002, Ivy Cundill Global Value Fund returned 3.01%. The Fund outperformed its benchmark, the MSCI World Index, which returned -8.82%, and its peer group (as measured by the Lipper Global Funds average), which returned -8.24%.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: While global market conditions were difficult, value stocks tended to outperform growth stocks, and this helped Fund performance. Stock selection, however, was the primary factor contributing to outperformance. We focus on bottom-up, individual stock selection using a deep-value style of investing based on the principles of Benjamin Graham, the "father of value investing." This strategy involves seeking out companies that we believe are trading below their intrinsic value.

The Fund's top performing stock for the first half of the year was Shiseido, Japan's largest cosmetics manufacturer. The company produces makeup, skin care products, toiletries, professional salon hair care products and pharmaceuticals. We believe that Shiseido performed exceptionally well due to its restructuring and cost-cutting efforts over the last 18 months, which are yielding results in lower inventory and improving margins.

Nikko Cordial, one of Japan's largest brokerages, was another top performer. It is a new holding in the Fund and was purchased in the first quarter of the year, at the recent height of pessimism in Japan. It was trading close to historical lows, with minimal leverage relative to its domestic and international peers. However, it possesses international corporate governance standards from its largest strategic investor, Citigroup, and offers access to the securitization of Japanese assets.

Tokyo Broadcasting and Nippon Broadcasting, the two Japanese broadcasters that the Fund holds, performed well as advertising rates showed signs of a bottom. First Pacific, a Hong Kong-based conglomerate with interests in property, telecommunications and consumer goods, also did well.

On the negative side, the Fund was hedged on currency exposure and lost the opportunity to capitalize on significant Japanese yen appreciation against the U.S. dollar. In addition, the Fund gave back some of the gains that took place during the second quarter of the year in Japan, while the telecom and pharmaceutical positions declined in sympathy with the global meltdown. It was no surprise to see that three out of five of the Fund's worst performers were from these two sectors. Cable & Wireless, a company that provides voice and data telecommunications services to businesses around the world, was the worst performer during the period. Nevertheless, we believe that Cable & Wireless remains undervalued based on our intrinsic estimated valuations, and it continues to be a core position.

Q: WHAT CHANGES WERE MADE TO THE PORTFOLIO OVER THE PERIOD?

A: The Fund bought more of Cable & Wireless at current levels while realizing tax losses to offset investment gains from the sale of US-based retailer The Limited, a holding that did well. In addition, the portfolio's underperforming position in Descente (Japanese apparel producer) was fully divested in exchange for a new position in Fast Retailing. The company can be best described as the "Costco of specialty retailing" in Japan. It has expanded to the U.K. and its operations are meeting our expectations.

Q: WHAT IS YOUR STRATEGY FOR THE REST OF THE YEAR?

A: The Fund continues to be predominantly invested in Asia, especially in Japan, as we continue to be very optimistic about our individual investments despite the troubled economic environment. However, in light of the recent declines in the US technology markets, we are seriously looking for companies in this area that offer good long-term prospects. In our view, the portfolio continues to be well positioned, and we continue to seek out opportunities to add quality holdings at cheap valuations. We believe that this ongoing focus on deep value has the Fund well-positioned for the second half of 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30, 2002


SHARE CLASS/                                                                                            SINCE
NASDAQ SYMBOL                                           1 YEAR          5 YEARS        10 YEARS       INCEPTION

A SHARES          w/Reimb. & 5.75% sales charge          N/A              N/A            N/A           (4.92%)
ICDAX             w/o Reimb. & 5.75% sales charge        N/A              N/A            N/A          (15.61%)

B SHARES          w/Reimb. & w/ CDSC                     N/A              N/A            N/A            4.92%
ICDBX             w/Reimb. & w/o CDSC                    N/A              N/A            N/A            9.92%
                  w/o Reimb. & w/CDSC                    N/A              N/A            N/A           (6.62%)
                  w/o Reimb. & w/o CDSC                  N/A              N/A            N/A           (2.15%)
C SHARES          w/Reimb. & w/ CDSC                     N/A              N/A            N/A            6.17%
ICDCX             w/Reimb. & w/o CDSC                    N/A              N/A            N/A            7.17%
                  w/o Reimb. & w/CDSC                    N/A              N/A            N/A           (5.08%)
                  w/o Reimb. & w/o CDSC                  N/A              N/A            N/A           (4.18%)
ADVISOR SHARES    w/ Reimb.                            (3.47%)            N/A            N/A            2.53%
ICDVX             w/o Reimb.                           (9.86%)            N/A            N/A           (8.59%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Advisor Class commenced operations April 19, 2000. Class A, B and C shares did not become outstanding until 9/01 and thus have no annual returns.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Cundill Global Value Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

        Performance Comparison of the Fund Since Inception (4/00) of a
                              $10,000 Investment
                            (Advisor Class Shares)

                       NO SALES CHARGES FOR ADVISOR CLASS

                                        IVY CUNDILL
                                    VALUE ADVISOR CLASS      MSCI WORLD
                                    -------------------      ----------
19-Apr-00 .........................         10000               10000
30-Apr-00 .........................         10120                9576
31-May-00 .........................          9730                9332
30-Jun-00 .........................         10260                9646
31-Jul-00 .........................          9840                9373
31-Aug-00 .........................         10410                9677
30-Sep-00 .........................         10240                9161
31-Oct-00 .........................         10090                9006
30-Nov-00 .........................         10000                8458
31-Dec-00 .........................         10466                8594
31-Jan-01 .........................         10362                8763
28-Feb-01 .........................         10705                8022
31-Mar-01 .........................         10404                7490
30-Apr-01 .........................         10788                8039
31-May-01 .........................         11027                7927
30-Jun-01 .........................         10944                7678
31-Jul-01 .........................         10684                7585
31-Aug-01 .........................         10549                7220
30-Sep-01 .........................          9791                6583
31-Oct-01 .........................          9759                6708
30-Nov-01 .........................          9905                7104
31-Dec-01 .........................         10243                7148
31-Jan-02 .........................         10286                6931
28-Feb-02 .........................         10243                6870
31-Mar-02 .........................         10886                7173
30-Apr-02 .........................         11004                6929
31-May-02 .........................         11476                6940
30-Jun-02 .........................         10565                6518

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.


COUNTRY BREAKDOWN                                          6/30/02
                                             % of Total Net Assets

1. Japan                                                     25.6%
2. Canada                                                     8.5%
3. Hong Kong                                                  5.2%
4. US                                                         5.1%
5. Switzerland                                                3.5%
6. India                                                      2.7%
7. United Kingdom                                             2.4%
8. South Korea                                                1.6%
9. Other                                                      1.1%


SECTOR BREAKDOWN                                           6/30/02
                                             % of Total Net Assets

1. Consumer Discretionary                                    11.2%
2. Financials                                                10.8%
3. Consumer Staples                                           9.5%
4. Industrials                                                8.6%
5. Telecommunication Services                                 7.0%
6. Healthcare                                                 5.0%
7. Materials                                                  3.6%


TOP 10 HOLDINGS                                            6/30/02
Security                                     % of Total Net Assets

1.  Sankyo Company, Ltd.                                      4.0%
2.  Lion Corporation                                          4.0%
3.  First Pacific Company Ltd.                                3.9%
4.  Nikko Cordial Corporation                                 3.8%
5.  Sulzer AG                                                 3.6%
6.  Teck Cominco Limited                                      3.6%
7.  Brascan Corporation                                       3.2%
8.  Liberty Media Corporation                                 3.1%
9.  Fast Retailing Co. Ltd.                                   3.0%
10. Coca-Cola West Japan Co. Ltd.                             2.9%


The top 10 holdings and the country and sector breakdowns are as of 6/30/02 and may not be representative of the Fund's current or future investments.

IVY DEVELOPING MARKETS FUND


[PHOTO]

The following is an interview with Moira McLachlan, vice president and head of international equities at Ivy Management, Inc. She is the lead manager of Ivy Developing Markets Fund.

LIPPER CATEGORY

Emerging Markets


"We expect conditions in emerging markets to strengthen as the global economic recovery takes hold. Going forward, we will continue to focus on larger-cap stocks in larger emerging nations and to avoid the smaller, more marginal markets because of their troublesome economic fundamentals."


THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES THAT SHOULD BENEFIT FROM THE DEVELOPMENT AND GROWTH OF EMERGING MARKETS.


Q: MOIRA, HOW DID IVY DEVELOPING MARKETS FUND PERFORM IN THE FIRST HALF OF
2002?

A: For the six-month period ending June 30, 2002, Ivy Developing Markets Fund returned -2.67%. The Fund underperformed its benchmark, the MSCI Emerging Markets Free Index, which returned 2.07%, and its peer group (as measured by the Lipper Emerging Markets Funds average), which returned 4.01%.

Q: HOW WERE MARKET CONDITIONS DURING THIS PERIOD?

A: Driven by ample global liquidity and an initial recovery in global economic growth, emerging markets performed strongly in the first three months of the year. While markets sold off in the second quarter, muting year to date returns, emerging markets outperformed most developed markets.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The Fund lagged its benchmark due to a number of factors. The biggest negative was stock selection in Taiwan, where the Fund's holdings are concentrated in technology stocks such as Taiwan Semiconductor, United Microelectronics Corporation (UMC) and Asustek. These companies (and Checkpoint, an Israeli technology holding) significantly outperformed in the last quarter of 2001 and into early 2002, but unfortunately sold off sharply (in many cases back to late September lows) as investors began to worry that the recovery in demand seen in the first quarter was a function of inventory rebuilding rather than a real recovery in demand. Although the companies noted above underperformed during this period, we believe that these strong companies, most of which are leaders in the global technology industry, will be positioned to benefit from a possible recovery.

Performance also suffered as a result of the Fund's overweight position in Brazil. Fund holdings performed well compared to the Brazilian market overall, but the size of the Fund's position relative to the benchmark hurt. In our view, fears of economic contagion from neighboring Argentina (a country in which the Fund does not invest) were overblown. We believe that internal, rather than external, risk contributed to the sharp sell off in Brazil. Socialist noises from the presidential candidate currently leading in the polls unsettled currency markets and contributed to a sharp increase in the risk premium. We believe that as the October election nears, the candidate representing continuity of the current economic program may gain momentum (as has happened in the last two presidential elections) and that fears may subside.

On the positive side, stock selection in consumer staples helped performance. Two of the Fund's largest holdings, Fomento Economico Mexicano (FEMSA) and South Africa Breweries (both brewers), performed well. Stock selection in India (Hero Honda), Russia (Lukoil) and basic materials (POSCO, LG Chemical, and Antofagasta) also helped performance.

Q: WHAT CHANGES WERE MADE TO THE PORTFOLIO?

A: Over the period, we broadened the Fund's diversification by reducing technology holdings and adding more consumer discretionary and basic material stocks. Many of these additions - Formosa Plastics, Esprit and LG Chemical, for example - were up significantly during the period.

Q: WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE SECOND HALF OF 2002?

A: We expect conditions in emerging markets to strengthen as the global economic recovery takes hold. Going forward, we will continue to focus on larger-cap stocks in larger emerging nations and to avoid the smaller, more marginal markets because of their troublesome economic fundamentals and bad track records on issues such as corporate governance and earnings visibility. At times, such as the first quarter of 2002, this approach has meant missing out on short-term spikes in performance. However, we believe that over the longer term, it will decrease risk and allow us to concentrate on markets with better long-term growth potential (and on higher quality companies with better transparency in accounts). In our view, this strategy positions the Fund well for the second half of 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30,2002

SHARE CLASS/                                                                           SINCE
NASDAQ SYMBOL                                   1 YEAR      5 YEARS     10 YEARS     INCEPTION
A SHARES        w/Reimb. & 5.75% sales charge    (7.69%)     (11.43%)       N/A        (5.53%)
IVCAX           w/o Reimb. & 5.75% sales charge  (9.73%)     (12.76%)       N/A        (7.19%)

B SHARES        w/Reimb. & w/ CDSC               (8.56%)     (11.59%)       N/A        (5.64%)
IVCBX           w/Reimb. & w/o CDSC              (3.75%)     (11.23%)       N/A        (5.64%)
                w/o Reimb. & w/ CDSC            (10.67%)     (12.94%)       N/A        (7.29%)
                w/o Reimb. & w/o CDSC            (5.96%)     (12.59%)       N/A        (7.29%)

C SHARES        w/Reimb. & w/ CDSC               (4.69%)     (11.21%)       N/A        (6.86%)
IVCCX           w/Reimb. & w/o CDSC              (3.73%)     (11.21%)       N/A        (6.86%)
                w/o Reimb. & w/ CDSC             (6.87%)     (12.66%)       N/A        (8.11%)
                w/o Reimb. & w/o CDSC            (5.93%)     (12.66%)       N/A        (8.11%)

ADVISOR SHARES  w/Reimb.                         (2.67%)       N/A          N/A        (4.00%)
IVCVX           w/o Reimb.                       (4.90%)       N/A          N/A        (5.59%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A and Class B commenced operations November 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Developing Markets Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

    Performance Comparison of the Fund Since Inception (11/94) of a $10,000
        Investment (Class A shares including 5.75% maximum sales charge)

                                             IVY DEV MKTS     MSCI EMF
                                             ------------     --------
  01-Nov-94 .............................         9425        10000
  30-Nov-94 .............................         8845         9480
  31-Dec-94 .............................         8152         8719
  31-Jan-95 .............................         7459         7791
  28-Feb-95 .............................         7567         7591
  31-Mar-95 .............................         7874         7639
  30-Apr-95 .............................         8059         7982
  31-May-95 .............................         8518         8407
  30-Jun-95 .............................         8362         8432
  31-Jul-95 .............................         8775         8621
  31-Aug-95 .............................         8705         8418
  30-Sep-95 .............................         8748         8378
  31-Oct-95 .............................         8431         8057
  30-Nov-95 .............................         8389         7914
  31-Dec-95 .............................         8675         8265
  31-Jan-96 .............................         9480         8852
  29-Feb-96 .............................         9317         8711
  31-Mar-96 .............................         9211         8779
  30-Apr-96 .............................         9508         9130
  31-May-96 .............................         9700         9089
  30-Jun-96 .............................         9786         9146
  31-Jul-96 .............................         9135         8521
  31-Aug-96 .............................         9336         8739
  30-Sep-96 .............................         9432         8815
  31-Oct-96 .............................         9326         8580
  30-Nov-96 .............................         9537         8724
  31-Dec-96 .............................         9701         8763
  31-Jan-97 .............................        10161         9361
  28-Feb-97 .............................        10497         9762
  31-Mar-97 .............................        10257         9505
  30-Apr-97 .............................        10248         9522
  31-May-97 .............................        10708         9794
  30-Jun-97 .............................        11177        10319
  31-Jul-97 .............................        11149        10473
  31-Aug-97 .............................         9701         9140
  30-Sep-97 .............................         9682         9393
  31-Oct-97 .............................         7861         7852
  30-Nov-97 .............................         7276         7565
  31-Dec-97 .............................         7041         7748
  31-Jan-98 .............................         6710         7140
  28-Feb-98 .............................         7753         7885
  31-Mar-98 .............................         7939         8228
  30-Apr-98 .............................         7722         8138
  31-May-98 .............................         6649         7023
  30-Jun-98 .............................         5936         6286
  31-Jul-98 .............................         6081         6485
  31-Aug-98 .............................         4419         4610
  30-Sep-98 .............................         4821         4903
  31-Oct-98 .............................         5678         5419
  30-Nov-98 .............................         6359         5870
  31-Dec-98 .............................         6219         5784
  31-Jan-99 .............................         5620         5691
  28-Feb-99 .............................         5444         5747
  31-Mar-99 .............................         6157         6504
  30-Apr-99 .............................         7645         7309
  31-May-99 .............................         7614         7266
  30-Jun-99 .............................         8358         8091
  31-Jul-99 .............................         8037         7871
  31-Aug-99 .............................         8017         7942
  30-Sep-99 .............................         7676         7674
  31-Oct-99 .............................         7872         7837
  30-Nov-99 .............................         8378         8540
  31-Dec-99 .............................         9124         9626
  31-Jan-00 .............................         9061         9683
  29-Feb-00 .............................         8999         9811
  31-Mar-00 .............................         9197         9859
  30-Apr-00 .............................         8239         8924
  31-May-00 .............................         7855         8555
  30-Jun-00 .............................         8510         8857
  31-Jul-00 .............................         8427         8401
  31-Aug-00 .............................         8500         8443
  30-Sep-00 .............................         7834         7705
  31-Oct-00 .............................         7199         7147
  30-Nov-00 .............................         6523         6522
  31-Dec-00 .............................         6953         6679
  31-Jan-01 .............................         7684         7597
  28-Feb-01 .............................         7016         7000
  31-Mar-01 .............................         6337         6315
  30-Apr-01 .............................         6723         6619
  31-May-01 .............................         6869         6698
  30-Jun-01 .............................         6598         6561
  31-Jul-01 .............................         6347         6155
  31-Aug-01 .............................         6118         6094
  30-Sep-01 .............................         5126         5151
  31-Oct-01 .............................         5523         5470
  30-Nov-01 .............................         6159         6041
  31-Dec-01 .............................         6640         6521
31-Jan-2002 ............................          6671         6742
28-Feb-2002 ............................          6723         6853
31-Mar-2002 ............................          7078         7265
30-Apr-2002 ............................          7162         7312
31-May-2002 ............................          7047         7196
30-Jun-2002 ............................          6462         6656


The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

COUNTRY BREAKDOWN                    6/30/02

                       % of Total Net Assets
 1. South Korea                        25.4%
 2. Mexico                             19.3%
 3. Brazil                             12.6%
 4. Taiwan                             10.9%
 5. South Africa                        8.1%
 6. Hong Kong                           8.0%
 7. Poland                              3.4%
 8. Hungary                             2.7%
 9. India                               2.4%
10. Peru                                2.0%
11. Chile                               1.6%
12. Russia                              1.5%
13. Israel                              1.2%

SECTOR BREAKDOWN                 6/30/02
                   % of Total Net Assets

1. Materials                     21.1%
2. Financials                    20.7%
3. Telecommunication Services    18.0%
4. Information Technology        15.3%
5. Consumer Staples               9.3%
6. Consumer Discretionary         7.3%
7. Energy                         4.4%
8. Industrials                    3.0%

TOP 10 HOLDINGS                         6/30/02
Security                  % of Total Net Assets

 1. POSCO                                  5.2%
 2. Samsung Electronics                    4.9%
 3. Fomento Economico Mexicano             4.5%
 4. Kookmin Bank                           4.2%
 5. Sun Hung Kai Properties Ltd.           3.8%
 6. South African Breweries plc            3.7%
 7. Taiwan Semiconductor Mfg.              3.7%
 8. SK Telecom Co., Ltd.                   3.5%
 9. Cemex S.A.                             3.5%
10. Cia Vale do Rio Doce                   3.2%

The top 10 holdings and the country and sector breakdowns are as of 6/30/02 and may not be representative of the Fund's current or future investments.

IVY EUROPEAN OPPORTUNITIES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN COMPANIES LOCATED IN OR DOING BUSINESS IN EUROPE.

[PHOTO]

Ivy European Opportunities Fund is sub-advised by London-based Henderson Investment Management Limited. The following is an interview with Stephen Peak, head of Henderson's Continental European Equities Team and portfolio manager of Ivy European Opportunities Fund.

                                 LIPPER CATEGORY

                                 European Region

"In this challenging market environment, we will continue to focus on stocks that can ride out volatility and provide earnings upgrades even if the economic upturn that we expect is slow to arrive."

Q: STEPHEN, HOW DID IVY EUROPEAN OPPORTUNITIES FUND PERFORM IN THE FIRST HALF OF 2002?

A: For the six-month period ending June 30, 2002, Ivy European Opportunities Fund returned 10.48%. The Fund outperformed its benchmark, the MSCI Europe Index, which returned -4.60%, and its peer group (as measured by the Lipper European Region Funds average), which returned -2.49%.

Q: HOW WERE MARKET CONDITIONS?

A: The first half of 2002 was difficult for equities globally, with initial optimism over the speed of recovery fading away as investors began to re-evaluate whether companies' profits would rebound as hoped. March saw some revival of positive sentiment, but throughout the second quarter, negative accounting news from the US exacerbated volatility in spite of slow improvements in economic data. The European market's decline mirrored that of the US, ending the period with the MSCI Europe Index falling -13% in local currency terms. However, the weakening dollar helped US investors in Europe, with the market falling less than 5% in US dollar terms.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: In a challenging market, performance was positively affected by our focus on companies with stability of earnings and those positioned to benefit from economic recovery. The strengthening euro was another positive, contributing significantly to euro-exposed returns, which comprised approximately 57% of the portfolio. The Fund was not hedged against the euro over the period, and we expect to maintain this position as further upside is anticipated in the currency.

Exposure to companies with underappreciated stability of earnings protected the Fund against the rapid downgrading of stocks trading on high earnings multiples and overly optimistic earnings forecasts. Holdings in tobacco and oil were both strong positives in this area. BAT and Altadis, both tobacco holdings, rose significantly, leading the Fund to take some profits in June.

On the recovery theme, we saw an increasing flow of sound, logical deals from companies providing good initial purchase opportunities.

Examples include Xstrata, a UK resource company that acquired the coal assets of its parent, Glencore. Another purchase at IPO was Punch Taverns, the UK's second largest pub operator. We believe that it is a stable, predictable and cash generative business and that the company could be well-positioned to participate in the consolidation of the UK pub industry.

On the negative side, the Fund's smaller, technology-related holdings took hits, detracting from performance. However, our cautious stance on the sector tended to limit the down-side.

Q: WHAT CHANGES WERE MADE TO THE PORTFOLIO?

A: We didn't make any major changes to the portfolio, but we added some new names, funded by taking profits in some of the better performing holdings. One new holding was Thomson Multimedia, a French consumer electronics company. It was purchased in March at what we feel was an advantageous price as part of a placement by the French government. The Fund took profits in the second quarter, selling the holding on concerns about the sector.

Q: WHAT IS YOUR OUTLOOK AND STRATEGY GOING FORWARD?

A: We believe that European equity markets are likely to remain nervous in the short term as investor confidence rebuilds in the wake of accounting issues, Middle East violence and continued volatility in the tech sector. In this environment, we will continue to focus on stocks that can ride out volatility and provide earnings upgrades even if the economic upturn that we expect is slow to arrive. In addition, we are looking for "pockets of value" in deal flows and IPOs, as capital raising and unbundling of stock overhangs create opportunities over the balance of the year. Stock selection, as always, remains key to future performance. We believe that our experience in this area has the Fund well-positioned for the remainder of 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30,2002

SHARE CLASS/                                                                           SINCE
NASDAQ SYMBOL                                    1 YEAR     5 YEARS     10 YEARS     INCEPTION
A SHARES        w/Reimb. & 5.75% sales charge      2.81%        N/A         N/A         37.32%
IEOAX           w/o Reimb. & 5.75% sales charge    2.74%        N/A         N/A         37.14%

B SHARES        w/Reimb. & w/ CDSC                 3.11%        N/A         N/A         37.76%
IEOBX           w/Reimb. & w/o CDSC                8.11%        N/A         N/A         39.08%
                w/o Reimb. & w/ CDSC               3.03%        N/A         N/A         37.60%
                w/o Reimb. & w/o CDSC              8.03%        N/A         N/A         38.94%

C SHARES        w/Reimb. & w/ CDSC                 7.07%        N/A         N/A         12.30%
IEOCX           w/Reimb. & w/o CDSC                8.07%        N/A         N/A         12.30%
                w/o Reimb. & w/ CDSC               7.00%        N/A         N/A         12.18%
                w/o Reimb. & w/o CDSC              8.00%        N/A         N/A         12.18%

I SHARES        w/Reimb.                           9.36%        N/A         N/A         40.38%
N/A             w/o Reimb.                         9.29%        N/A         N/A         40.02%

ADVISOR SHARES  w/Reimb.                           9.22%        N/A         N/A        (19.20%)
IEOVX           w/o Reimb.                         9.15%        N/A         N/A        (19.23%)

CDSC = Contingent Deferred Sales Charge

Advisor Class and I Class Shares are not subject to an initial sales charge or a CDSC.
Class A commenced operations May 4,1999; Class B commenced operations May
24, 1999; Class C commenced operations October 24, 1999; Class I commenced operations March 16, 2000; Advisor Class commenced operations May 4, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy European Opportunities Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

     Performance Comparison of the Fund Since Inception (5/99) of a $10,000
        Investment (Class A shares including 5.75% maximum sales charge)


                                IVY EURO OPPS    MSCI EUROPE
                                -------------    -----------
  05-May-99 .................         9425        10000
  30-May-99 .................        10969         9520
  30-Jun-99 .................        16119         9680
  31-Jul-99 .................        17890         9770
  31-Aug-99 .................        18812         9870
  30-Sep-99 .................        18671         9793
  31-Oct-99 .................        19534        10154
  30-Nov-99 .................        26034        10428
  31-Dec-99 .................        29743        11496
31-Jan-2000 .................        31844        10678
29-Feb-2000 .................        42748        11234
31-Mar-2000 .................        43078        11506
30-Apr-2000 .................        39362        10998
31-May-2000 .................        38182        10908
30-Jun-2000 .................        40404        11142
31-Jul-2000 .................        39067        10964
31-Aug-2000 .................        38702        10835
30-Sep-2000 .................        36167        10328
31-Oct-2000 .................        34171        10249
30-Nov-2000 .................        29569         9853
31-Dec-2000 .................        31084        10532
31-Jan-2001 .................        31751        10546
28-Feb-2001 .................        30652         9621
31-Mar-2001 .................        27156         8896
30-Apr-2001 .................        27210         9517
31-May-2001 .................        27318         9030
30-Jun-2001 .................        24975         8685
31-Jul-2001 .................        24435         8741
31-Aug-2001 .................        24957         8514
30-Sep-2001 .................        20741         7664
31-Oct-2001 .................        21876         7908
30-Nov-2001 .................        23642         8225
31-Dec-2001 .................        24661         8436
31-Jan-2002 .................        23758         7995
28-Feb-2002 .................        23993         7994
31-Mar-2002 .................        26631         8427
30-Apr-2002 .................        27335         8363
31-May-2002 .................        28419         8337
30-Jun-2002 .................        27245         8048


If the Fund had not invested in IPOs, the one-year and since-inception average annual returns would have been 9.03% and 2.83%, respectively. The since-inception cumulative return with sales charge was 172.45%. If the Fund had not invested in IPOs, the since-inception cumulative return would have been 9.23%.

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

The Ivy European Opportunities Fund was initially seeded on April 26, 1999, commenced operations on May 4, 1999 and received initial subscriptions on May 5, 1999, the date proceeds from share sales were invested according to Ivy European Opportunities Fund's investment objective. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

COUNTRY BREAKDOWN                6/30/02

                   % of Total Net Assets
 1. United Kingdom                 35.6%
 2. Netherlands                    18.8%
 3. France                         12.5%
 4. Italy                           8.7%
 5. Greece                          6.0%
 6. Spain                           5.7%
 7. Switzerland                     3.9%
 8. Finland                         2.0%
 9. Germany                         1.7%
10. Other                           1.5%
11. Denmark                         1.2%

SECTOR BREAKDOWN                               6/30/02

                                 % of Total Net Assets
1. Industrials                                   27.0%
2. Consumer Discretionary                        26.9%
3. Consumer Staples                              11.3%
4. Energy                                         7.2%
5. Financials                                     7.0%
6. Information Technology                         6.6%
7. Materials                                      6.0%
8. Telecommunication Services                     3.3%
9. Healthcare                                     2.3%

TOP 10 HOLDINGS                                    6/30/02

Security                            % of Total Net Assets
 1. British American Tobacco plc                     4.4%
 2. Fugro NV                                         3.9%
 3. Vedior NV                                        3.5%
 4. Altadis, S.A.                                    3.5%
 5. Kidde plc                                        3.3%
 6. Saipem SpA                                       3.3%
 7. Hellenic Telecommunications Org.                 3.2%
 8. IHC Caland NV                                    3.1%
 9. Telecom Italia SpA                               3.1%
10. Chubb Security                                   3.1%

The top 10 holdings and the country and sector breakdowns are as of 6/30/02 and may not be representative of the Fund's current or future investments.

IVY GLOBAL FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN STOCKS OF COMPANIES WORLDWIDE -- INCLUDING THE US.

[PHOTO]
MOIRA MCLACHLAN

[PHOTO]
PAUL BARAN

Ivy Global Fund utilizes a dual management approach. The international portion is managed by Moira McLachlan, who is supported by Ivy's international equities team. The US portion is managed by Paul Baran, senior vice president of US equities at Ivy Management, Inc.

                                 LIPPER CATEGORY

                                     Global

"We are continuing our balanced approach, focusing on a variety of large-cap stocks from across the spectrum of value and growth stocks."

-- Moira McLachlan

"Going forward, we will continue to seek out companies with high quality financial structures, transparent balance sheets and high confidence in their accounting practices."

-- Paul Baran

For the six-month period ending June 30, 2002, Ivy Global Fund returned -8.38%. The Fund outperformed its benchmark, the MSCI World Index, which returned -8.82%, but slightly underperformed its peer group (as measured by the Lipper Global Funds average), which returned -8.24%.

INTERNATIONAL COMMENTARY

Q: MOIRA, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE INTERNATIONAL PORTION?

A: Global markets were extremely volatile in the first half of the year. While most international markets performed better than the US, they were not immune to the turmoil seen here. The Japanese market in particular was a bit of a wild card, and our strategy in Japan - a bias toward the export sector and a partial hedge in anticipation of prolonged yen weakness - hurt performance as the yen strengthened in the second quarter of the year. Underperformance in the Fund's Japanese holdings offset strong returns in other areas, such as French consumer discretionary and financial stocks.

Q: WHAT CHANGES WERE MADE?

A: At the beginning of the year, we positioned the portfolio using a "barbell strategy." We maintained an overweight in consumer staples, in the hope this would serve as "ballast" on down days. This was offset by overweights in economically sensitive sectors such as semiconductors and basic materials. As consumer staples stocks continued to outperform, we gradually trimmed them. In retrospect, we may have been a bit early in reducing exposure to these more defensive segments of the market, as many have continued to outperform. We also gradually reduced exposure to semiconductor stocks to lock in gains.

Q: WHAT IS YOUR STRATEGY AND OUTLOOK FOR THE SECOND HALF OF 2002?

A: We expect continued choppy conditions in international markets going forward, so we are continuing our balanced approach. We feel that this strategy, which focuses on a variety of large-cap stocks from across the spectrum of value and growth stocks, has the international portfolio well-positioned for the second half of 2002.

US COMMENTARY

Q: PAUL, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE US PORTION?

A: The US stock market experienced a difficult first half of 2002. Earnings, which in our view drive stock prices, were impacted by accounting concerns and the lack of pricing power among US corporations. Most stocks were down, but on a relative basis the portfolio benefited from holdings in the consumer, integrated oil and defense sectors. Lack of exposure to pure wireless companies also helped. Holdings in pharmaceuticals, brokerages and technology/telecommunications negatively affected performance.

Q: WHAT CHANGES WERE MADE TO THE PORTFOLIO OVER THE PERIOD?

A: We reduced exposure to companies without transparent balance sheets and earnings - including those that we felt might face future accounting issues. We sought to eliminate stocks with disappointing earnings, and expanded exposure to defense stocks. Finally, we reduced exposure to companies that we felt were overvalued relative to their earnings potential.

Q: WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE REST OF THE YEAR?

A: We believe that accounting scandals will have a significant, long-lasting effect on the market. Long-term earnings growth may be lower, but the quality of reported earnings should improve, supporting market health. In the short term, we expect to see a market bottom in the second half of this year that could act as a launching pad for the next bull market. Going forward, we will continue to seek out companies with high quality financial structures, transparent balance sheets and high confidence in their accounting practices. And because of weakness in the US dollar, we are also looking for US-based international companies - those with a true global presence - that should benefit from a falling dollar. In our view, these steps have the US portion well-positioned for the second half of 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30, 2002

SHARE CLASS/                                                                              SINCE
NASDAQ SYMBOL                                     1 YEAR      5 YEARS     10 YEARS      INCEPTION
A SHARES        w/Reimb. & 5.75% sales charge     (19.21%)     (7.46%)       1.85%          2.76%
MCGLX           w/o Reimb. & 5.75% sales charge   (21.19%)     (8.48%)       1.17%          1.83%

B SHARES        w/Reimb. & w/ CDSC                (20.36%)     (7.79%)         N/A         (0.47%)
IVGBX           w/Reimb. & w/o CDSC               (16.16%)     (7.42%)         N/A         (0.47%)
                w/o Reimb. & w/ CDSC              (22.30%)     (8.81%)         N/A         (1.17%)
                w/o Reimb. & w/o CDSC             (18.20%)     (8.44%)         N/A         (1.17%)

C SHARES        w/Reimb. & w/ CDSC                (17.16%)     (7.63%)         N/A         (4.05%)
IVGCX           w/Reimb. & w/o CDSC               (16.32%)     (7.63%)         N/A         (4.05%)
                w/o Reimb. & w/ CDSC              (19.19%)     (8.68%)         N/A         (4.93%)
                w/o Reimb. & w/o CDSC             (18.38%)     (8.68%)         N/A         (4.93%)

ADVISOR SHARES  w/Reimb.                          (15.32%)        N/A          N/A         (7.30%)
IVGVX           w/o Reimb.                        (17.37%)        N/A          N/A         (8.82%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations April 18, 1991; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30,1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

     Performance Comparison of the Fund Since Inception (4/91) of a $10,000
        Investment (Class A shares including 5.75% maximum sales charge)

                                            IVY GLOBAL    MSCI WORLD
                                            ----------    ----------
15-Apr-91 ..............................         9425        10000
01-May-91 ..............................         9331        10075
31-May-91 ..............................         9472        10300
28-Jun-91 ..............................         8871         9661
31-Jul-91 ..............................         9258        10114
30-Aug-91 ..............................         9465        10079
30-Sep-91 ..............................         9531        10340
31-Oct-91 ..............................         9692        10505
30-Nov-91 ..............................         9277        10044
31-Dec-91 ..............................        10113        10772
31-Jan-92 ..............................        10444        10569
29-Feb-92 ..............................        10614        10384
31-Mar-92 ..............................        10330         9891
29-Apr-92 ..............................        10595        10026
29-May-92 ..............................        10880        10422
30-Jun-92 ..............................        10637        10069
31-Jul-92 ..............................        10627        10092
31-Aug-92 ..............................        10445        10334
30-Sep-92 ..............................        10274        10236
31-Oct-92 ..............................        10163         9955
30-Nov-92 ..............................        10213        10130
31-Dec-92 ..............................        10389        10209
31-Jan-93 ..............................        10492        10240
28-Feb-93 ..............................        10441        10480
31-Mar-93 ..............................        10800        11084
30-Apr-93 ..............................        11015        11595
31-May-93 ..............................        11241        11859
30-Jun-93 ..............................        11120        11756
31-Jul-93 ..............................        11120        11995
31-Aug-93 ..............................        11737        12542
30-Sep-93 ..............................        11601        12308
31-Oct-93 ..............................        12334        12644
30-Nov-93 ..............................        12470        11926
31-Dec-93 ..............................        13467        12506
31-Jan-94 ..............................        14240        13328
28-Feb-94 ..............................        13800        13153
31-Mar-94 ..............................        13006        12583
30-Apr-94 ..............................        13312        12969
31-May-94 ..............................        13492        12999
30-Jun-94 ..............................        12977        12960
31-Jul-94 ..............................        13729        13204
31-Aug-94 ..............................        14301        13598
30-Sep-94 ..............................        13881        13238
31-Oct-94 ..............................        13913        13611
30-Nov-94 ..............................        13232        13018
31-Dec-94 ..............................        12848        13141
31-Jan-95 ..............................        12283        12941
28-Feb-95 ..............................        12451        13126
31-Mar-95 ..............................        12826        13756
30-Apr-95 ..............................        13281        14232
31-May-95 ..............................        13714        14350
30-Jun-95 ..............................        13654        14343
31-Jul-95 ..............................        14249        15057
31-Aug-95 ..............................        14108        14718
30-Sep-95 ..............................        14370        15144
31-Oct-95 ..............................        13976        14902
30-Nov-95 ..............................        14227        15416
31-Dec-95 ..............................        14400        15864
31-Jan-96 ..............................        15254        16148
29-Feb-96 ..............................        15327        16243
31-Mar-96 ..............................        15447        16509
30-Apr-96 ..............................        16048        16894
31-May-96 ..............................        16133        16906
30-Jun-96 ..............................        16084        16988
31-Jul-96 ..............................        15230        16384
31-Aug-96 ..............................        15724        16569
30-Sep-96 ..............................        16000        17214
31-Oct-96 ..............................        16145        17331
30-Nov-96 ..............................        16626        18299
31-Dec-96 ..............................        16734        18002
31-Jan-97 ..............................        17242        18216
28-Feb-97 ..............................        17484        18422
31-Mar-97 ..............................        17319        18054
30-Apr-97 ..............................        17281        18641
31-May-97 ..............................        18157        19788
30-Jun-97 ..............................        18831        20771
31-Jul-97 ..............................        19466        21725
31-Aug-97 ..............................        17674        20268
30-Sep-97 ..............................        18500        21366
31-Oct-97 ..............................        16061        20238
30-Nov-97 ..............................        15400        20592
31-Dec-97 ..............................        15276        20840
31-Jan-98 ..............................        15485        21417
28-Feb-98 ..............................        17288        22862
31-Mar-98 ..............................        18392        23824
30-Apr-98 ..............................        18532        24054
31-May-98 ..............................        17875        23749
30-Jun-98 ..............................        16799        24309
31-Jul-98 ..............................        16841        24266
31-Aug-98 ..............................        13487        21026
30-Sep-98 ..............................        13361        21395
31-Oct-98 ..............................        14982        23325
30-Nov-98 ..............................        16296        24709
31-Dec-98 ..............................        16588        25912
31-Jan-99 ..............................        16441        26476
28-Feb-99 ..............................        16017        25767
31-Mar-99 ..............................        16808        26837
30-Apr-99 ..............................        18640        27891
31-May-99 ..............................        18039        26868
30-Jun-99 ..............................        19563        28117
31-Jul-99 ..............................        19314        28029
31-Aug-99 ..............................        19402        27975
30-Sep-99 ..............................        18815        27700
31-Oct-99 ..............................        19226        29136
30-Nov-99 ..............................        19621        29952
31-Dec-99 ..............................        20985        32373
31-Jan-00 ..............................        19515        30515
29-Feb-00 ..............................        19421        30594
31-Mar-00 ..............................        20625        32705
30-Apr-00 ..............................        19875        31318
31-May-00 ..............................        19703        30522
30-Jun-00 ..............................        20844        31546
31-Jul-00 ..............................        20719        30654
31-Aug-00 ..............................        21141        31647
30-Sep-00 ..............................        19421        29961
31-Oct-00 ..............................        19093        29455
30-Nov-00 ..............................        17748        27663
31-Dec-00 ..............................        18066        28107
31-Jan-01 ..............................        18423        28660
28-Feb-01 ..............................        16655        26236
31-Mar-01 ..............................        15449        24494
30-Apr-01 ..............................        16621        26293
31-May-01 ..............................        16366        25925
30-Jun-01 ..............................        15823        25111
31-Jul-01 ..............................        15636        24807
31-Aug-01 ..............................        14871        23612
30-Sep-01 ..............................        13256        21529
31-Oct-01 ..............................        13732        21940
30-Nov-01 ..............................        14684        23233
31-Dec-01 ..............................        14803        23378
31-Jan-2002 ............................        14412        22667
28-Feb-2002 ............................        14378        22468
31-Mar-2002 ............................        14956        23458
30-Apr-2002 ............................        14412        22660
31-May-2002 ............................        14327        22698
30-Jun-2002 ............................        13562        21317

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

COUNTRY BREAKDOWN                  6/30/02

                     % of Total Net Assets
 1. US                               51.2%
 2. United Kingdom                    9.0%
 3. Japan                             7.6%
 4. France                            6.8%
 5. Netherlands                       5.4%
 6. Germany                           4.5%
 7. Switzerland                       3.0%
 8. Other                             1.8%
 9. Italy                             1.7%
10. Australia                         1.4%
11. Mexico                            1.3%
12. Norway                            1.2%
13. Finland                           1.1%
14. Hong Kong                         1.0%
15. South Korea                       1.0%

SECTOR BREAKDOWN                               6/30/02

                                 % of Total Net Assets
 1. Financials                                   23.6%
 2. Consumer Discretionary                       13.1%
 3. Information Technology                       11.5%
 4. Industrials                                  10.7%
 5. Consumer Staples                              9.9%
 6. Healthcare                                    9.0%
 7. Materials                                     7.4%
 8. Energy                                        5.5%
 9. Telecommunication Services                    5.0%
10. Utilities                                     2.3%

TOP 10 HOLDINGS                                    6/30/02

Security                             % of Total Net Assets
 1. Microsoft Corporation                             2.1%
 2. S&P 500 Depository Receipts                       2.0%
 3. Exxon Mobil Corporation                           1.9%
 4. Wal-Mart Stores, Inc.                             1.7%
 5. General Electric Company                          1.6%
 6. Nikko Exchange Traded Index                       1.4%
 7. Pfizer Inc.                                       1.4%
 8. Diageo plc                                        1.4%
 9. Citigroup Inc.                                    1.3%
10. American Int'l Group, Inc.                        1.2%

The top 10 holdings and the country and sector breakdowns are as of 6/30/02 and may not be representative of the Fund's current or future investments.

IVY GLOBAL NATURAL RESOURCES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN EQUITY SECURITIES OF COMPANIES THAT EXPLORE, DEVELOP, PRODUCE AND/OR DISTRIBUTE
NATURAL RESOURCES AND OTHER BASIC COMMODITIES, OR IN THOSE THAT SUPPLY GOODS AND SERVICES TO SUCH COMPANIES.

[PHOTO]

An interview with Fred Sturm, portfolio manager of Ivy Global Natural Resources Fund and member of the Mackenzie Financial Corporation investment team.

                                 LIPPER CATEGORY

                                Natural Resources

"Outperformance stemmed from our three-part investment strategy. First, we anchored the portfolio with international low-cost leaders. Second, we augmented the portfolio with companies adding value through exploration and development. And third, we took advantage of commodity price trends by making subsector shifts when necessary."

Q: FRED, HOW DID THE FUND PERFORM IN THE FIRST HALF OF 2002?

A: For the six-month period ending June 30, 2002, Ivy Global Natural Resources Fund returned 17.29%. The Fund outperformed its benchmark, the MSCI Commodities-Related Index, which returned 9.16%, and its peer group (as measured by the Lipper Natural Resources Funds average), which returned 5.46%.

Q: HOW WERE MARKET CONDITIONS?

A: The economic environment for resource producers was subdued. Commodity prices tracked below long-term fair levels, depressing prices. However, strong valuation support from underlying assets helped these stocks partially resist negative market pressures. Toward the end of the period, however, many declined in sympathy with the broader stock market.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Outperformance stemmed from our three-part investment strategy. First, we anchored the portfolio with international low-cost leaders. Energy, for example, did not do particularly well overall, but our stock selection in the sector - which focused on leading low-cost Canadian producers instead of underperforming US companies - significantly helped performance. The same process occurred with energy services: Precision Drilling, a Canadian holding, was up for the period, while Nabors, a large US drilling company that the Fund did not hold, was flat.

Second, we augmented the portfolio with companies adding value through exploration and development. For example, our stock selection in gold (the top performing sector during this period) focused on growth-oriented smaller companies such as Repadre and Gabriel, which significantly outperformed the larger-cap gold producers held by many of the Fund's competitors.

Third, we took advantage of commodity price trends by making subsector shifts when necessary. For example, the Fund held more gold than its competitors (which positively affected performance), but as gold stocks became more expensive we reduced the Fund's gold weighting and increased its exposure to energy, a move that helped performance.

Additionally, the Fund benefited from having broader global exposure than its benchmark and competitors. The South African gold companies that the Fund holds, such as Gold Fields, outperformed many of the larger US producers. And since we did not hedge currency, the Fund's international holdings benefited from a weaker US dollar.

On the negative side, the Fund gave up some gains during the second quarter of 2002 due to a pullback in US energy service stocks, political considerations in holdings in Brazil and Kazakhstan, and the Fund's gradual, but still somewhat early, entry into energy utilities.

Q: DID THE FUND'S VALUE BENT HELP?

A: Our strict valuation discipline helped us pinpoint what we felt were attractively valued companies with a catalyst (such as an acquisition) for unlocking value. In the first quarter, Canadian energy company Enserco, a Fund holding, was acquired by US giant Nabors Industries. The Fund sold into the bid and realized a significant gain. Our valuation discipline also minimized risk by steering the Fund clear of debt-laden companies such as Enron and other merchant energy producers, many of whom were down significantly in the period.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Market weakness was taking a toll on resources as we ended the second quarter. However, we believe the fundamental value of the sector is not impaired because, unlike other industries, resource assets do not deteriorate over time. Oil in the ground now is the same as oil in the ground tomorrow. In our view, then, a recovery in share prices is mostly a function of waiting for stronger economic growth. Going forward, we are maintaining balanced subsector diversification, with heavier emphasis on energy and a somewhat lighter emphasis on base metals and precious metals. As always, we will closely monitor inventory levels and pricing power and make sector shifts when necessary. We believe Ivy Global Natural Resources Fund will continue to provide investors with optimal exposure to the sector in the years ahead.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30,2002

SHARE CLASS/                                                                                SINCE
NASDAQ SYMBOL                                       1 YEAR      5 YEARS     10 YEARS      INCEPTION
A SHARES        w/Reimb. & 5.75% sales charge        7.94%        5.08         N/A          7.57%
IGNAX           w/o Reimb. & 5.75% sales charge      7.00%        2.79         N/A          5.42%

B SHARES        w/Reimb. & w/ CDSC                   8.81%        5.31         N/A          7.90%
IGNBX           w/Reimb. & w/o CDSC                 13.81%        5.63         N/A          8.02%
                w/o Reimb. & w/ CDSC                 7.90%        3.13         N/A          5.86%
                w/o Reimb. & w/o CDSC               12.90%        3.45         N/A          5.99%

C SHARES        w/Reimb. & w/ CDSC                  12.65%        5.26         N/A          7.68%
IGNCX           w/Reimb. & w/o CDSC                 13.65%        5.26         N/A          7.68%
                w/o Reimb. & w/CDSC                 11.69%        2.64         N/A          5.23%
                w/o Reimb. & w/o CDSC               12.69%        2.64         N/A          5.23%

ADVISOR SHARES  w/Reimb.                            14.79%         N/A         N/A         22.02%
IGNVX           w/o Reimb.                          13.79%         N/A         N/A         19.40%

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.
Class A, Class B and Class C commenced operations January 1, 1997; Advisor Class commenced operations April 8, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Natural Resources Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

     Performance Comparison of the Fund Since Inception (1/97) of a $10,000
        Investment (Class A shares including 5.75% maximum sales charge)

                                                     IVY GLOBAL
                                                  NATURAL RES FUND    MSCI CRX INDEX
                                                  ----------------    --------------
  02-Jan-97 ..............................              9425               10000
  31-Jan-97 ..............................             10151               10053
  28-Feb-97 ..............................             11112                9916
  31-Mar-97 ..............................             10264                9709
  30-Apr-97 ..............................             10452                9621
  31-May-97 ..............................             11546               10326
  30-Jun-97 ..............................             10980               10416
  31-Jul-97 ..............................             11376               11218
  31-Aug-97 ..............................             11810               11093
  30-Sep-97 ..............................             13138               11617
  31-Oct-97 ..............................             11536               10788
  30-Nov-97 ..............................              9368               10041
  31-Dec-97 ..............................             10080                9778
  31-Jan-98 ..............................             10315                9714
  28-Feb-98 ..............................             10359               10012
  31-Mar-98 ..............................             10527               10357
  30-Apr-98 ..............................             11232               10600
  31-May-98 ..............................              9722                9662
  30-Jun-98 ..............................              8581                9216
  31-Jul-98 ..............................              7865                8359
  31-Aug-98 ..............................              5940                6937
  30-Sep-98 ..............................              6947                8609
  31-Oct-98 ..............................              7719                9126
  30-Nov-98 ..............................              7384                8569
  31-Dec-98 ..............................              7122                8349
  31-Jan-99 ..............................              7279                7937
  28-Feb-99 ..............................              6975                7921
  31-Mar-99 ..............................              8102                8554
  30-Apr-99 ..............................              9668               10152
  31-May-99 ..............................              8823                9416
  30-Jun-99 ..............................              9296               10067
  31-Jul-99 ..............................              9657                9815
  31-Aug-99 ..............................              9905               10043
  30-Sep-99 ..............................             10649               10140
  31-Oct-99 ..............................              9815                9761
  30-Nov-99 ..............................              9634                9634
  31-Dec-99 ..............................             10040               10140
31-Jan-2000 ..............................              9725                9308
29-Feb-2000 ..............................              9522                8700
31-Mar-2000 ..............................              9837                9748
30-Apr-2000 ..............................              9849                9752
31-May-2000 ..............................             10232               10435
30-Jun-2000 ..............................             10694                9553
31-Jul-2000 ..............................             10198                9286
31-Aug-2000 ..............................             11088                9970
30-Sep-2000 ..............................             10773                9574
31-Oct-2000 ..............................              9995                9845
30-Nov-2000 ..............................              9556               10072
31-Dec-2000 ..............................             11030               11715
31-Jan-2001 ..............................             11404               11050
28-Feb-2001 ..............................             11958               11062
31-Mar-2001 ..............................             11494               10378
30-Apr-2001 ..............................             13125               11476
31-May-2001 ..............................             13861               11778
30-Jun-2001 ..............................             13034               11217
31-Jul-2001 ..............................             11845               11547
31-Aug-2001 ..............................             11607               11433
30-Sep-2001 ..............................             10248               10398
31-Oct-2001 ..............................             11460               10825
30-Nov-2001 ..............................             11664               11275
31-Dec-2001 ..............................             12728               11540
31-Jan-2002 ..............................             13165               11860
28-Feb-2002 ..............................             14248               12217
31-Mar-2002 ..............................             15665               12796
30-Apr-2002 ..............................             15964               12583
31-May-2002 ..............................             16575               13055
30-Jun-2002 ..............................             14928               12597

The Morgan Stanley Capital International (MSCI) Commodity-Related Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

COUNTRY BREAKDOWN                6/30/02

                   % of Total Net Assets
 1. US                           38.0%
 2. Canada                       35.6%
 3. Brazil                        9.0%
 4. South Africa                  6.4%
 5. Mexico                        2.3%
 6. Australia                     2.2%
 7. France                        1.7%
 8. Finland                       1.5%
 9. Norway                        1.4%
10. Other                         1.4%

SECTOR BREAKDOWN                            6/30/02

                              % of Total Net Assets
1. Energy                                     47.8%
2. Non Energy Minerals                        41.9%
3. Process Industries                          4.2%
4. Industrial Services                         4.1%
5. Consumer Non Durables                       2.0%

TOP 10 HOLDINGS                                            6/30/02

Security                                     % of Total Net Assets
 1. Canadian Natural Resources Ltd.                           4.8%
 2. NQL Drilling Tools Inc.                                   4.7%
 3. Trican Well Service Ltd.                                  4.7%
 4. Precision Drilling Corporation                            4.4%
 5. Mirant Corporation                                        4.2%
 6. Impala Platinum Holdings Limited                          3.9%
 7. Valero Energy Corporation                                 3.7%
 8. Votorantim Celulose e Papel S.A.                          3.2%
 9. Petroleo Brasileiro S.A.-Petrobras                        3.2%
10. Peabody Energy Corporation                                3.1%

The top 10 holdings and the country and sector breakdowns are as of 6/30/02 and may not be representative of the Fund's current or future investments.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN THE COMMON STOCK OF COMPANIES THAT ARE EXPECTED TO BENEFIT FROM THE DEVELOPMENT, ADVANCEMENT AND/OR USE OF SCIENCE AND TECHNOLOGY.

[PHOTO]
JIM W. BROADFOOT III

[PHOTO]
KEITH MAHER

Ivy Global Science & Technology Fund is managed by Ivy's global technology team. The following is an interview with lead manager James W. Broadfoot III and team member Keith Maher.

                                 LIPPER CATEGORY

                                    Science &
                                   Technology

"In this challenging market, we have shifted toward areas that we believe offer significant growth prospects - consumer, defense, and healthcare - and reduced exposure to software and communications equipment."

Q: JIM, HOW DID IVY GLOBAL SCIENCE & TECHNOLOGY FUND PERFORM IN THE FIRST HALF OF 2002?

A: For the six-month period ending June 30, 2002, Ivy Global Science & Technology Fund returned -34.49%. The Fund underperformed its benchmark, the Russell 3000 Technology Index, which returned -32.16%, as well as its peer group (as measured by the Lipper Science and Technology Funds average), which returned -33.77%.

Q: HOW WERE MARKET CONDITIONS?

A: It was another challenging period for the technology sector, which was affected by weak corporate confidence and a continuing lack of capital expenditure on technology products and services. Our fund, like other technology funds, saw significant declines. Over the period, large-cap technology names outperformed smaller technology names as investors looked to larger companies for liquidity.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: In an environment that favored large-cap technology companies, the Fund's small- and mid-cap focus acted as a detriment to performance. The economy seemed to improve, but the markets declined, and higher growth, smaller-cap names were penalized the most.

On a sector level, communications equipment holdings such as Riverstone Networks and McData performed poorly. The Fund sold both in the first quarter. Impacted by sluggish demand, PC-related holdings also underperformed. Businesses are still not spending much on software, and holdings such as Precise Software, which provides software that improves the performance of existing IT infra-structures, suffered as a result. The semiconductor and capital equipment sectors had a good first quarter, but struggled in the second, impacting holdings such as Taiwan Semiconductor, which is the largest provider of outsourced manufacturing services.

An underweight in Microsoft, which did well, also detracted from relative performance. Lack of exposure to Dell, a company with a higher valuation and lower expected growth than the typical Fund holding, was another negative.

On the positive side, the Fund's consumer-related holdings performed well. Consumers continued to spend money, and holdings such as University of Phoenix Online (online education), Activision (videogame software), Zoran (which manufactures semiconductors for DVDs and digital cameras) and Expedia (online travel) benefited. Defense and government-related companies also performed well. L-3 Communications (defense security systems) and CACI International (IT consulting for the US government) were the top performers in this area. We believe there is a fairly sustainable uptrend in government spending on technology, prompted by new security concerns and an ongoing need for government agencies such as the FBI to upgrade technologies.

On the science side, the Fund's healthcare names, such as Laboratory Corporation of America and Varian Medical Systems, did well. Lack of exposure to drug and biotech stocks also helped performance, as these areas experienced the worst half-year for quite some time.

Q: WHAT CHANGES WERE MADE TO THE PORTFOLIO OVER THE PERIOD?

A: We increased exposure to consumer-related areas (such as Internet travel and video game manufacturers), defense and federal government-related IT, and healthcare (particularly healthcare services). We reduced exposure to software and communications equipment.

Q: WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE REST OF THE YEAR?

A: Right now, the lack of corporate spending on technology is the biggest challenge facing the sector, and this probably won't change until corporations see a pick-up in growth and profitability. In this environment, we have shifted toward areas that we believe offer significant growth prospects (consumer, defense, and healthcare, as mentioned above). We have also positioned the Fund toward smaller and mid-cap stocks. In our view, they offer greater opportunity for growth than larger-cap companies serving fairly mature markets such as PCs and mobile phones. We believe that these steps, as well as our ongoing focus on companies with resilient earnings and strong market positions, have the Fund well-positioned for the second half of 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30, 2002

SHARE CLASS/                                                                                 SINCE
NASDAQ SYMBOL                                         1 YEAR     5 YEARS     10 YEARS      INCEPTION
A SHARES        w/Reimb. & 5.75% sales charge        (53.88%)    (11.66%)       N/A         (1.82%)
IVTAX           w/o Reimb. & 5.75% sales charge      (54.19%)    (11.80%)       N/A         (1.97%)

B SHARES        w/Reimb. & w/ CDSC                   (53.90%)    (11.66%)       N/A         (1.69%)
IVTBX           w/Reimb. & w/o CDSC                  (51.47%)    (11.30%)       N/A         (1.52%)
                w/o Reimb. & w/CDSC                  (54.23%)    (11.80%)       N/A         (1.84%)
                w/o Reimb. & w/o CDSC                (51.82%)    (11.45%)       N/A         (1.67%)

C SHARES        w/Reimb. & w/ CDSC                   (52.01%)    (11.27%)       N/A         (1.47%)
IVTCX           w/Reimb. & w/o CDSC                  (51.53%)    (11.27%)       N/A         (1.47%)
                w/o Reimb. & w/CDSC                  (52.35%)    (11.42%)       N/A         (1.62%)
                w/o Reimb. & w/o CDSC                (51.87%)    (11.42%)       N/A         (1.62%)

ADVISOR SHARES  w/Reimb.                             (50.98%)      N/A          N/A        (16.31%)
IVTVX           w/o Reimb.                           (51.31%)      N/A          N/A        (16.47%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A, Class B and Class C commenced operations July 22, 1996; Advisor Class commenced operations April 15, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Science & Technology Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

     Performance Comparison of the Fund Since Inception (7/96) of a $10,000
        Investment (Class A shares including 5.75% maximum sales charge)

                                             IVY GLOBAL SCI TECH        R3000 TECH
                                             -------------------        ----------
  22-Jul-96 ............................                9425               10000
  31-Jul-96 ............................                9491               10000
  31-Aug-96 ............................               11084               10484
  30-Sep-96 ............................               14081               11633
  31-Oct-96 ............................               14467               11610
  30-Nov-96 ............................               14995               13242
  31-Dec-96 ............................               15489               12845
  31-Jan-97 ............................               15905               14233
  28-Feb-97 ............................               14186               12957
  31-Mar-97 ............................               12523               12309
  30-Apr-97 ............................               12420               13241
  31-May-97 ............................               15017               14569
  30-Jun-97 ............................               15716               14665
  31-Jul-97 ............................               16821               17413
  31-Aug-97 ............................               16981               17143
  30-Sep-97 ............................               18322               17630
  31-Oct-97 ............................               17132               16075
  30-Nov-97 ............................               16764               16331
  31-Dec-97 ............................               16500               15396
  31-Jan-98 ............................               16566               16334
  28-Feb-98 ............................               18030               17994
  31-Mar-98 ............................               18644               18021
  30-Apr-98 ............................               18956               19160
  31-May-98 ............................               17501               17769
  30-Jun-98 ............................               18634               19304
  31-Jul-98 ............................               18030               19752
  31-Aug-98 ............................               14158               16342
  30-Sep-98 ............................               16037               18784
  31-Oct-98 ............................               16642               20041
  30-Nov-98 ............................               19126               22510
  31-Dec-98 ............................               22318               25902
  31-Jan-99 ............................               24745               29831
  28-Feb-99 ............................               22129               26049
  31-Mar-99 ............................               24736               27671
  30-Apr-99 ............................               24679               28225
  31-May-99 ............................               24443               28242
  30-Jun-99 ............................               27446               31857
  31-Jul-99 ............................               26625               31885
  31-Aug-99 ............................               28391               33866
  30-Sep-99 ............................               30025               33402
  31-Oct-99 ............................               33774               34060
  30-Nov-99 ............................               40216               38494
  31-Dec-99 ............................               49670               46166
31-Jan-2000 ............................               49791               44255
29-Feb-2000 ............................               64926               52588
31-Mar-2000 ............................               60792               55212
30-Apr-2000 ............................               49781               50105
31-May-2000 ............................               43382               44724
30-Jun-2000 ............................               51681               50287
31-Jul-2000 ............................               48481               47823
31-Aug-2000 ............................               55876               54322
30-Sep-2000 ............................               50767               45821
31-Oct-2000 ............................               42153               42792
30-Nov-2000 ............................               27659               32980
31-Dec-2000 ............................               28316               30187
31-Jan-2001 ............................               31247               34751
28-Feb-2001 ............................               20540               24913
31-Mar-2001 ............................               15583               21268
30-Apr-2001 ............................               19728               25013
31-May-2001 ............................               18843               23910
30-Jun-2001 ............................               18329               24066
31-Jul-2001 ............................               15963               22513
31-Aug-2001 ............................               13700               19690
30-Sep-2001 ............................               10697               15727
31-Oct-2001 ............................               11952               18578
30-Nov-2001 ............................               13165               21686
31-Dec-2001 ............................               13690               21341
31-Jan-2002 ............................               13104               21510
28-Feb-2002 ............................               10934               18316
31-Mar-2002 ............................               12271               19588
30-Apr-2002 ............................               10903               17277
31-May-2002 ............................                9977               16648
30-Jun-2002 ............................                8969               14477

The Russell 3000 Technology Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

COUNTRY BREAKDOWN               6/30/02

                  % of Total Net Assets
1. US                             90.7%
2. Taiwan                          2.3%
3. Israel                          1.9%
4. France                          1.1%
5. Other                           0.7%

SECTOR BREAKDOWN                               6/30/02

                                 % of Total Net Assets
1. Technology                                    56.4%
2. Consumer Discretionary                        15.1%
3. Healthcare                                    11.1%
4. Producer Durables                              9.3%
5. Financial Services                             3.4%
6. Utilities                                      1.4%

TOP 10 HOLDINGS                                         6/30/02

Security                                  % of Total Net Assets
 1. JDA Software Group, Inc.                               2.0%
 2. University of Phoenix Online                           2.0%
 3. Concord EFS, Inc.                                      1.8%
 4. Activision, Inc.                                       1.8%
 5. Zoran Corporation                                      1.7%
 6. WebEx Communications, Inc.                             1.7%
 7. Manhattan Associates, Inc.                             1.7%
 8. CACI International Inc.                                1.7%
 9. Taiwan Semiconductor Mfg. Co.                          1.6%
10. Electronic Arts Inc.                                   1.6%

The top 10 holdings and the country and sector breakdowns are as of 6/30/02 and may not be representative of the Fund's current or future investments.

IVY INTERNATIONAL FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTING IN EQUITY SECURITIES TRADED IN EUROPEAN, PACIFIC BASIN AND LATIN AMERICAN MARKETS.

[PHOTO]

The following is an interview with Moira McLachlan, vice president and head of international equities at Ivy Management, Inc. She is the lead manager of Ivy International Fund.

                                 LIPPER CATEGORY

                                  International

"We expect continued choppy conditions in international markets going forward, so we are continuing our balanced approach, which focuses on a variety of large-cap stocks from across the spectrum of value and growth stocks."

Q: MOIRA, HOW DID IVY INTERNATIONAL FUND PERFORM IN THE FIRST HALF OF 2002?

A: For the six-month period ending June 30, 2002, Ivy International Fund returned -4.88%. The Fund underperformed its benchmark, the MSCI EAFE index, which returned -1.62%, and its peer group (as measured by the Lipper International Funds average), which returned -1.65%.

Q: HOW WERE MARKET CONDITIONS?

A: Global financial markets were extremely volatile in the first half of the year. Optimism regarding the pace and strength of the recovery carried over from the fourth quarter of 2001, but soon fizzled out as investors began to worry about first quarter earnings reports and to question previous expectations about economic rebound. While most international markets performed better than the US (particularly with sharp currency moves factored in), they were not immune to the turmoil seen here. Sharp moves included a big sell-off in January, a rally from February through the beginning of March, and a sell-off in June, bringing many stocks back to late-September lows.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The Fund's Japanese portfolio was the single biggest factor leading to underperformance during the period. The Japanese market has been a bit of a wild card since the beginning of the year - first selling off precipitously, and then rallying sharply. Unfortunately, in Japan the Fund has suffered from being at the wrong place at the wrong time. Our bias toward the export sector and partial hedge in anticipation of prolonged yen weakness hurt performance as the yen strengthened in the second quarter. While the Fund continues to have exposure to the export sector, we have recently added exposure to well-managed domestic names in order to better diversify our Japanese holdings. Underperformance in Japan offset strong returns in other areas, such as French consumer discretionary and financial stocks. Going forward, the economic picture in Japan remains cloudy, but we believe that selective opportunities can still be found.

Q: WHAT CHANGES WERE MADE?

A: At the beginning of the year, we positioned the portfolio using a "barbell strategy." This was based on our belief that after the rally in the fourth quarter of 2001, markets would be choppy until evidence of an economic recovery filtered through to corporate earnings. Rather than try to time shifts in market sentiment, our strategy was to position the portfolio to hold up in tough markets and capture the upside as sentiment - and prospects - became more positive. We maintained an overweight position in consumer staples, in the hope this would serve as "ballast" on down days. This position was offset by over-weight positions in economically sensitive sectors such as semiconductors, basic materials, consumer cyclicals and emerging markets. As consumer staples stocks continued to outperform, we gradually trimmed the Fund's holdings. In retrospect, we may have been a bit early in reducing exposure to these more defensive segments of the market, as many have continued to outperform. We also gradually reduced exposure to semiconductor stocks to lock in gains driven by inventory rebuilding and price increases in the first quarter.

Q: WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE SECOND HALF OF 2002?

A: We expect continued choppy conditions in international markets going forward, and we are continuing our balanced approach. The Fund is currently underweight in technology, which is still experiencing a fall-off in demand; pharmaceuticals, which may suffer from increased pricing pressure as governments try to control medical costs; and financials, a sector beset by credit risk, poor financial markets and the timing of the interest rate cycle. We continue to overweight basic materials, which reflects our positive view on the sector (which we believe offers attractive valuations and should benefit from a possible economic recovery) and high conviction on certain individual names. We also continue to maintain an overweight position in consumer cyclicals and emerging markets names. We feel that this strategy, which focuses on a variety of large-cap stocks from across the spectrum of value and growth stocks, positions the Fund well for the second half of 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30, 2002

SHARE CLASS/                                                                                           SINCE
NASDAQ SYMBOL                                                  1 YEAR       5 YEARS     10 YEARS     INCEPTION
A SHARES              w/Reimb. & 5.75% sales charge           (16.30%)      (6.18%)       4.84%        9.20%
IVINX                 w/o Reimb. & 5.75% sales charge         (16.32%)      (6.19%)       4.83%        9.19%

B SHARES              w/Reimb. & w/ CDSC                      (16.66%)      (6.29%)        N/A         2.57%
IVIBX                 w/Reimb. & w/o CDSC                     (12.27%)      (5.91%)        N/A         2.57%
                      w/o Reimb. & w/CDSC                     (16.68%)      (6.30%)        N/A         2.57%
                      w/o Reimb. & w/o CDSC                   (12.30%)      (5.92%)        N/A         2.57%

C SHARES              w/Reimb. & w/ CDSC                      (13.10%)      (5.90%)        N/A        (0.88%)
IVNCX                 w/Reimb. & w/o CDSC                     (12.22%)      (5.90%)        N/A        (0.88%)
                      w/o Reimb. & w/CDSC                     (13.12%)      (5.91%)        N/A        (0.89%)
                      w/o Reimb. & w/o CDSC                   (12.24%)      (5.91%)        N/A        (0.89%)

I SHARES              w/Reimb.                                (10.83%)      (4.73%)        N/A         3.57%
IVIIX                 w/o Reimb.                              (10.88%)      (4.74%)        N/A         3.56%

ADVISOR SHARES        w/Reimb.                                (11.11%)        N/A          N/A       (20.02%)
N/A                   w/o Reimb.                              (11.13%)        N/A          N/A       (20.06%)

CDSC = Contingent Deferred Sales Charge

Advisor Class and I Class Shares are not subject to an initial sales charge or a CDSC.

Class A commenced operations November 15, 1985 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30, 1986); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Class I commenced operations October 6, 1994; Advisor Class commenced operations August 31, 2000.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

            Performance Comparison of the Fund Since Inception (4/86)
                             of a $10,000 Investment
              (Class A shares including 5.75% maximum sales charge)

                                          IVY INTL             MSCI EAFE
                                          --------             ---------
  30-Apr-86 ..................                9425               10000
  31-May-86 ..................                9155                9555
  30-Jun-86 ..................                9425               10207
  31-Jul-86 ..................                9653               10836
  31-Aug-86 ..................               10279               11904
  30-Sep-86 ..................               10067               11782
  31-Oct-86 ..................                9814               10995
  30-Nov-86 ..................               10084               11628
  31-Dec-86 ..................               10482               12245
  31-Jan-87 ..................               11302               13545
  28-Feb-87 ..................               12341               13951
  31-Mar-87 ..................               13021               15095
  30-Apr-87 ..................               14216               16691
  31-May-87 ..................               14302               16691
  30-Jun-87 ..................               14285               16159
  31-Jul-87 ..................               15197               16131
  31-Aug-87 ..................               15979               17341
  30-Sep-87 ..................               16203               17068
  31-Oct-87 ..................               12049               14676
  30-Nov-87 ..................               11739               14821
  31-Dec-87 ..................               12518               15261
  31-Jan-88 ..................               12508               15533
  29-Feb-88 ..................               13430               16569
  31-Mar-88 ..................               14206               17588
  30-Apr-88 ..................               14565               17843
  31-May-88 ..................               14487               17271
  30-Jun-88 ..................               14614               16816
  31-Jul-88 ..................               14662               17343
  31-Aug-88 ..................               13895               16216
  30-Sep-88 ..................               14458               16924
  31-Oct-88 ..................               15584               18373
  30-Nov-88 ..................               15962               19467
  31-Dec-88 ..................               16238               19575
  31-Jan-89 ..................               17029               19920
  28-Feb-89 ..................               17537               20022
  31-Mar-89 ..................               17782               19629
  30-Apr-89 ..................               18632               19811
  31-May-89 ..................               18241               18733
  30-Jun-89 ..................               18026               18418
  31-Jul-89 ..................               19609               20731
  31-Aug-89 ..................               19677               19799
  30-Sep-89 ..................               20693               20700
  31-Oct-89 ..................               19491               19868
  30-Nov-89 ..................               19824               20867
  31-Dec-89 ..................               20826               21638
  31-Jan-90 ..................               20939               20832
  28-Feb-90 ..................               20323               19378
  31-Mar-90 ..................               20036               17359
  30-Apr-90 ..................               19729               17221
  31-May-90 ..................               21646               19187
  30-Jun-90 ..................               21913               19018
  31-Jul-90 ..................               22979               19286
  31-Aug-90 ..................               20518               17413
  30-Sep-90 ..................               17955               14986
  31-Oct-90 ..................               18939               17321
  30-Nov-90 ..................               18683               16299
  31-Dec-90 ..................               18124               16564
  31-Jan-91 ..................               18690               17099
  28-Feb-91 ..................               20451               18932
  31-Mar-91 ..................               20067               17795
  30-Apr-91 ..................               20216               17971
  31-May-91 ..................               21049               18159
  30-Jun-91 ..................               19928               16824
  31-Jul-91 ..................               21113               17651
  31-Aug-91 ..................               21006               17292
  30-Sep-91 ..................               21241               18267
  31-Oct-91 ..................               21358               18525
  30-Nov-91 ..................               20526               17661
  31-DEC-91 ..................               21193               18573
  31-Jan-92 ..................               22123               18176
  29-Feb-92 ..................               22648               17526
  31-Mar-92 ..................               22090               16369
  30-Apr-92 ..................               23206               16446
  29-May-92 ..................               24377               17547
  30-Jun-92 ..................               23096               16715
  31-Jul-92 ..................               22112               16287
  31-Aug-92 ..................               21619               17309
  30-Sep-92 ..................               21773               16967
  31-Oct-92 ..................               20700               16077
  30-Nov-92 ..................               20492               16228
  31-Dec-92 ..................               21207               16312
  31-Jan-93 ..................               21477               16310
  28-Feb-93 ..................               22004               16803
  31-Mar-93 ..................               23532               18267
  30-Apr-93 ..................               24341               20001
  31-May-93 ..................               25464               20423
  30-Jun-93 ..................               25273               20105
  31-Jul-93 ..................               25464               20809
  31-Aug-93 ..................               27542               21932
  30-Sep-93 ..................               27868               21438
  31-Oct-93 ..................               29242               22099
  30-Nov-93 ..................               28260               20167
  31-Dec-93 ..................               31465               21623
  31-Jan-94 ..................               33526               23452
  28-Feb-94 ..................               32153               23387
  31-Mar-94 ..................               30541               22379
  30-Apr-94 ..................               31474               23329
  31-May-94 ..................               31339               23195
  30-Jun-94 ..................               30850               23523
  31-Jul-94 ..................               32380               23749
  31-Aug-94 ..................               34004               24311
  30-Sep-94 ..................               33504               23545
  31-Oct-94 ..................               34513               24330
  30-Nov-94 ..................               32994               23160
  31-Dec-94 ..................               32697               23305
  31-Jan-95 ..................               31063               22410
  28-Feb-95 ..................               31809               22346
  31-Mar-95 ..................               32901               23739
  30-Apr-95 ..................               33758               24632
  31-May-95 ..................               34485               24249
  30-Jun-95 ..................               34535               23912
  31-Jul-95 ..................               35955               25400
  31-Aug-95 ..................               34708               24431
  30-Sep-95 ..................               35748               24909
  31-Oct-95 ..................               35370               24239
  30-Nov-95 ..................               35719               24914
  31-Dec-95 ..................               36832               25917
  31-Jan-96 ..................               37433               26024
  29-Feb-96 ..................               37889               26112
  31-Mar-96 ..................               38273               26666
  30-Apr-96 ..................               39354               27441
  31-May-96 ..................               39930               26936
  30-Jun-96 ..................               41324               27088
  31-Jul-96 ..................               39390               26296
  31-Aug-96 ..................               40711               26354
  30-Sep-96 ..................               40999               27054
  31-Oct-96 ..................               41336               26777
  30-Nov-96 ..................               43269               27843
  31-Dec-96 ..................               44095               27484
  31-Jan-97 ..................               44722               26523
  28-Feb-97 ..................               45692               26956
  31-Mar-97 ..................               45692               27054
  30-Apr-97 ..................               45582               27197
  31-May-97 ..................               48531               28967
  30-Jun-97 ..................               50963               30565
  31-Jul-97 ..................               52204               31059
  31-Aug-97 ..................               48666               28740
  30-Sep-97 ..................               52130               30350
  31-Oct-97 ..................               47609               28017
  30-Nov-97 ..................               47572               27731
  31-Dec-97 ..................               48673               27973
  31-Jan-98 ..................               48374               29252
  28-Feb-98 ..................               51728               31129
  31-Mar-98 ..................               54709               32088
  30-Apr-98 ..................               55644               32342
  31-May-98 ..................               54135               32185
  30-Jun-98 ..................               53225               32429
  31-Jul-98 ..................               54584               32757
  31-Aug-98 ..................               45879               28699
  30-Sep-98 ..................               44882               27819
  31-Oct-98 ..................               49359               30719
  30-Nov-98 ..................               52240               32293
  31-Dec-98 ..................               52246               33567
  31-Jan-99 ..................               52170               33468
  28-Feb-99 ..................               51181               32670
  31-Mar-99 ..................               53742               34034
  30-Apr-99 ..................               56545               35413
  31-May-99 ..................               54211               33589
  30-Jun-99 ..................               55949               34899
  31-Jul-99 ..................               56278               35936
  31-Aug-99 ..................               56456               36067
  30-Sep-99 ..................               56291               36430
  31-Oct-99 ..................               56710               37795
  30-Nov-99 ..................               58295               39108
  31-Dec-99 ..................               63243               42618
  31-Jan-00 ..................               58113               39910
  29-Feb-00 ..................               59751               40984
  31-Mar-00 ..................               60974               42573
  30-Apr-00 ..................               58449               40333
  31-May-00 ..................               58583               39348
  30-Jun-00 ..................               61188               40887
  31-Jul-00 ..................               58449               39172
  31-Aug-00 ..................               59431               39512
  30-Sep-00 ..................               54222               37588
  31-Oct-00 ..................               52629               36701
  30-Nov-00 ..................               50442               35324
  31-Dec-00 ..................               52329               36580
  31-Jan-01 ..................               52529               36592
  28-Feb-01 ..................               47995               33856
  30-Mar-01 ..................               44000               31557
  30-Apr-01 ..................               47156               33723
  31-May-01 ..................               45958               32476
  30-Jun-01 ..................               44260               31141
  31-Jul-01 ..................               43421               30667
  31-Aug-01 ..................               42223               29890
  30-Sep-01 ..................               36690               26863
  31-Oct-01 ..................               38368               27551
  30-Nov-01 ..................               40585               28566
  31-Dec-01 ..................               41324               28736
31-Jan-2002 ..................               39387               27209
28-Feb-2002 ..................               39526               27400
31-Mar-2002 ..................               41524               28882
30-Apr-2002 ..................               41224               29074
31-May-2002 ..................               41064               29442
30-Jun-2002 ..................               39307               28270

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

COUNTRY BREAKDOWN                                 6/30/02

                                    % of Total Net Assets
 1. United Kingdom                                  20.0%
 2. Japan                                           16.3%
 3. France                                          14.5%
 4. Netherlands                                      8.9%
 5. Germany                                          8.5%
 6. Switzerland                                      6.0%
 7. Italy                                            3.4%
 8. Other                                            3.3%
 9. Australia                                        3.1%
10. Mexico                                           2.9%
11. Hong Kong                                        2.8%
12. Norway                                           2.5%
13. Finland                                          2.5%
14. Spain                                            2.1%
15. South Korea                                      2.1%

SECTOR BREAKDOWN                                  6/30/02

                                    % of Total Net Assets
 1. Financials                                      23.3%
 2. Industrials                                     13.4%
 3. Consumer Discretionary                          12.4%
 4. Materials                                       11.6%
 5. Information Technology                           8.9%
 6. Consumer Staples                                 8.6%
 7. Telecommunication Services                       7.7%
 8. Energy                                           6.2%
 9. Healthcare                                       4.3%
10. Utilities                                        2.5%


TOP 10 HOLDINGS                                   6/30/02

Security                            % of Total Net Assets
 1. BP Amoco plc                                     2.3%
 2. Nomura Holdings, Inc.                            2.3%
 3. GlaxoSmithKline plc                              2.2%
 4. Vodafone AirTouch plc                            2.2%
 5. Allianz AG                                       2.1%
 6. HBOS plc                                         2.0%
 7. TotalFinaElf                                     2.0%
 8. Royal Dutch Petroleum Co                         1.9%
 9. Nintendo Co., Ltd.                               1.9%
10. Diageo plc                                       1.9%

The top 10 holdings and the country and sector breakdowns are as of 6/30/02 and may not be representative of the Fund's current or future investments.

IVY INTERNATIONAL SMALL COMPANIES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTMENT IN FOREIGN EQUITY SECURITIES OF COMPANIES WITH A TOTAL MARKET CAPITALIZATION OF LESS THAN $2 BILLION.

[PHOTO]

Ivy International Small Companies Fund is sub-advised by Henderson Investment Management Limited's smaller companies team. The following is an interview with Nitin Mehta, Henderson's Director of Mainstream International Equities. He leads the team and is responsible for the Fund's regional allocations.

                                 LIPPER CATEGORY

                                  International
                                    Small-Cap

"We believe that the recovery of small caps relative to large caps is likely to continue. Small caps still trade at a discount to large caps, and they have greater sensitivity to economic activity. In the near-term, greater scrutiny of accounting practices should favor small-caps, as they tend to have more transparent financial structures and simpler business models."

Q: NITIN, HOW DID IVY INTERNATIONAL SMALL COMPANIES FUND PERFORM IN THE FIRST HALF OF 2002?

A: For the six-month period ending June 30, 2002, Ivy International Small Companies Fund returned -3.43%. The Fund underperformed its benchmark, the Salomon Smith Barney EMI World ex-US index, which returned 8.13%, and its peer group (as measured by the Lipper International Small-Cap Funds average), which returned 4.58%.

Q: HOW WERE MARKET CONDITIONS?

A: Although it was a difficult environment for global equities, smaller companies outperformed their larger counterparts. A weakening US dollar helped US investors in Europe, contributing significantly to euro-exposed returns.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Underperformance resulted primarily from stock-specific events and an early move to position the Japanese portion of the portfolio for economic recovery.

Although Enron is a US company, its bankruptcy led to balance sheet concerns across the world that negatively impacted a number of Fund holdings. In the UK, Sanctuary Group (music and entertainment) saw its share price fall, while in Japan, Konami Sports, a health club company, fell sharply after announcing weaker than anticipated monthly membership numbers. Two Australian holdings, Cochlear and CSL, both of which have since been sold, were also affected by general uncertainty in the markets. In many cases, we felt that investors overreacted as a result of widespread negative sentiment. For example, MIA Group, an Australian provider of diagnostic imaging services and a Fund holding, was de-rated due to its association with the biotech sector rather than for any fundamental reasons.

The Japanese portion of the portfolio was oriented toward recovery stocks throughout the period, as we believe that the Japanese small-cap market will see an export-driven cyclical recovery. While we remain comfortable with this position, with hindsight, the timing of the move was early. The Japanese market has been the best performing small cap market globally, although strong performance between March and May was tempered by falls in February and June on concerns that the US-led recovery was faltering. The Fund's Japanese holdings suffered as a result, negatively impacting performance.

Q: WHAT CHANGES WERE MADE?

A: There were no significant regional allocation changes, but in the first quarter we selectively reduced some of the Fund's more cyclically oriented holdings in favor of defensive growth. As the second quarter progressed, we began to reverse this move as evidence began to gather that cyclical companies were beginning to see a return of their pricing power. We also increased the Fund's weighting in the business services sector in anticipation of an increase in spending.

Q: WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE REST OF THE YEAR?

A: We believe that the recovery of small caps relative to large caps is likely to continue. Small caps still trade at a discount to large caps, and they have greater sensitivity to economic activity. In the near-term, greater scrutiny of accounting practices should favor small-caps, as they tend to have more transparent financial structures and simpler business models. The greatest risk remains a return to economic contraction or a prolonged period of high market volatility, neither of which we believe are likely.

Going forward, we plan to reduce exposure to the Eurozone and to maintain overweights in Japan and the Pacific. The recent strength of the euro against the US dollar could act as a brake for the region's economic growth prospects. By comparison, we believe that Asia's greater sensitivity to global economic activity should leave small-caps in a better position to benefit from the continued expansion we expect worldwide. On a stock-specific level, we are focusing on companies with visible products, strong earnings growth and leading market positions. We feel that these steps will have the Fund well-positioned for the remainder of 2002.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30,2002

SHARE CLASS/                                                                                       SINCE
NASDAQ SYMBOL                                                  1 YEAR       5 YEARS    10 YEARS  INCEPTION
A SHARES              w/Reimb. & 5.75% sales charge           (22.70%)      (5.34%)      N/A      (4.23%)
IYSAX                 w/o Reimb. & 5.75% sales charge         (23.91%)      (8.02%)      N/A      (6.84%)

B SHARES              w/Reimb. & w/ CDSC                      (22.60%)      (5.29%)      N/A      (4.07%)
IYSBX                 w/Reimb. & w/o CDSC                     (18.52%)      (4.91%)      N/A      (3.89%)
                      w/o Reimb. & w/CDSC                     (23.84%)      (7.89%)      N/A      (6.59%)
                      w/o Reimb. & w/o CDSC                   (19.82%)      (7.52%)      N/A      (6.42%)

C SHARES              w/Reimb. & w/ CDSC                      (19.43%)      (4.89%)      N/A      (3.86%)
IYSCX                 w/Reimb. & w/o CDSC                     (18.62%)      (4.89%)      N/A      (3.86%)
                      w/o Reimb. & w/CDSC                     (20.71%)      (7.72%)      N/A      (6.61%)
                      w/o Reimb. & w/o CDSC                   (19.91%)      (7.72%)      N/A      (6.61%)

ADVISOR SHARES        w/Reimb.                                (17.67%}        N/A        N/A      (6.07%)
IYSVX                 w/o Reimb.                              (19.04%)        N/A        N/A      (8.37%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A, Class B and Class C commenced operations January 1,1997; Advisor Class commenced operations July 1, 1999.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Small Companies Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

            Performance Comparison of the Fund Since Inception (1/97)
                             of a $10,000 Investment
              (Class A shares including 5.75% maximum sales charge)

                                                  IVY INTL SM CO     SSB EMI WORLD EX US
                                                  --------------     -------------------
  02-Jan-97 ............................                9425               10000
  31-Jan-97 ............................                9585                9784
  28-Feb-97 ............................                9566                9948
  31-Mar-97 ............................                9510                9817
  30-Apr-97 ............................                9331                9670
  31-May-97 ............................                9548               10290
  30-Jun-97 ............................                9783               10522
  31-Jul-97 ............................                9849               10363
  31-Aug-97 ............................                9274                9921
  30-Sep-97 ............................                9472               10097
  31-Oct-97 ............................                8803                9698
  30-Nov-97 ............................                8369                9265
  31-Dec-97 ............................                8245                9060
  31-Jan-98 ............................                8369                9438
  28-Feb-98 ............................                8997               10142
  31-Mar-98 ............................                9682               10619
  30-Apr-98 ............................                9701               10700
  31-May-98 ............................                9502               10899
  30-Jun-98 ............................                9102               10581
  31-Jul-98 ............................                8873               10508
  31-Aug-98 ............................                7674                9220
  30-Sep-98 ............................                7740                8980
  31-Oct-98 ............................                8092                9614
  30-Nov-98 ............................                8616                9922
  31-Dec-98 ............................                8677               10162
  31-Jan-99 ............................                8124               10131
  28-Feb-99 ............................                8502                9934
  31-Mar-99 ............................                8764               10307
  30-Apr-99 ............................                9385               10864
  31-May-99 ............................                9162               10580
  30-Jun-99 ............................                9540               10941
  31-Jul-99 ............................                9782               11350
  31-Aug-99 ............................                9695               11525
  30-Sep-99 ............................                9559               11498
  31-Oct-99 ............................                9588               11383
  30-Nov-99 ............................               10596               11772
  31-Dec-99 ............................               12100               12548
31-Jan-2000 ............................               12547               12238
29-Feb-2000 ............................               14481               12751
31-Mar-2000 ............................               14491               12802
30-Apr-2000 ............................               13733               12022
31-May-2000 ............................               13130               11814
30-Jun-2000 ............................               13898               12579
31-Jul-2000 ............................               14190               12148
31-Aug-2000 ............................               14977               12522
30-Sep-2000 ............................               14666               11918
31-Oct-2000 ............................               13743               11262
30-Nov-2000 ............................               12732               10801
31-Dec-2000 ............................               12697               11254
31-Jan-2001 ............................               12967               11364
28-Feb-2001 ............................               12048               10925
31-Mar-2001 ............................               10579               10061
30-Apr-2001 ............................               10969               10779
31-May-2001 ............................               11069               10754
30-Jun-2001 ............................                9620               10369
31-Jul-2001 ............................                8971               10097
31-Aug-2001 ............................                8761               10062
30-Sep-2001 ............................                7463                8770
31-Oct-2001 ............................                8002                9131
30-Nov-2001 ............................                8202                9481
31-Dec-2001 ............................                8170                9494
31-Jan-2002 ............................                7800                9276
28-Feb-2002 ............................                7590                9449
31-Mar-2002 ............................                8060               10064
30-Apr-2002 ............................                8270               10267
31-May-2002 ............................                8480               10650
30-Jun-2002 ............................                7890               10265

The Salomon Smith Barney EMI World ex-US Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

COUNTRY BREAKDOWN                                 6/30/02

                                    % of Total Net Assets
 1. Japan                                           19.6%
 2. United Kingdom                                  19.1%
 3. Germany                                         10.0%
 4. France                                           9.0%
 5. Switzerland                                      6.1%
 6. Spain                                            6.0%
 7. Hong Kong                                        5.0%
 8. Netherlands                                      4.1%
 9. Australia                                        3.5%
10. Italy                                            3.5%
11. Finland                                          3.2%
12. Denmark                                          1.8%
13. South Korea                                      1.8%
14. Belgium                                          1.7%
15. Ireland                                          1.4%
16. Austria                                          1.0%
17. Other                                            0.7%

SECTOR BREAKDOWN                                  6/30/02

                                    % of Total Net Assets
 1. Consumer Cyclicals                              26.0%
 2. Industrial Goods & Services                     16.8%
 3. Technology                                      14.7%
 4. Healthcare                                      13.0%
 5. Basic Materials                                  9.3%
 6. Consumer Non-Cyclicals                           5.6%
 7. Transportation                                   5.6%
 8. Financials                                       5.0%
 9. Utilities                                        4.0%

TOP 10 HOLDINGS                                   6/30/02

Security                            % of Total Net Assets
 1.  Kobayashi Pharmaceutical Co.                    2.8%
 2.  Fraport AG                                      2.8%
 3.  Kokusai Securities Co., Ltd.                    2.7%
 4.  OBIC Co., Ltd.                                  2.5%
 5.  Taiyo Ink Mfg. Co., Ltd.                        2.3%
 6.  ASATSU-DK Inc.                                  2.2%
 7.  Tokyo Steel Manufacturing Co.                   2.2%
 8.  People Co., Ltd.                                2.1%
 9.  KOA Corporation                                 2.1%
10.  Enterprise Inns plc                             1.8%

The top 10 holdings and the country and sector breakdowns are as of 6/30/02 and may not be representative of the Fund's current or future investments.

IVY INTERNATIONAL VALUE FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY THROUGH INVESTING IN EQUITY SECURITIES TRADED IN EUROPE, THE FAR EAST AND LATIN AMERICA.

[PHOTO]

The following is an interview with Moira McLachlan, vice president and head of international equities at Ivy Management, Inc. She is the lead manager of Ivy International Value Fund.

                                 LIPPER CATEGORY

                                  International

"Going forward, we will continue to overweight those economically sensitive sectors that we believe are trading at a discount to their growth potential. We feel that this disciplined emphasis on relative value will have Ivy International Value Fund well-positioned for the months ahead."

Q: MOIRA, HOW DID IVY INTERNATIONAL VALUE FUND PERFORM IN THE FIRST HALF OF
2002?

A: For the six-month period ending June 30, 2002, Ivy International Value Fund returned -0.99%. The Fund slightly outperformed its benchmark, the MSCI EAFE Index, which returned -1.62%, and its peer group (as measured by the Lipper International Funds average), which returned -1.65%.

Q: HOW WERE MARKET CONDITIONS DURING THIS PERIOD?

A: International markets were highly volatile, although, broadly speaking, they have performed better than the US market. In general, value stocks have continued to outperform growth stocks, largely as a result of better valuation support as investors have worried about the extent to which economic recovery will filter through to corporate profit growth.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: The Fund benefited from outsized gains in French financials such as Credit Lyonnais, Societe-Generale, and BNP Paribas as well as industrial cyclicals such as Alstom. We avoided hits from stocks such as France Telecom, which is strongly represented in the benchmark and was down significantly during the six-month period. (We sold the stock early in the year.) Sector-wise, the largest positive contribution came from the Fund's overweight position in consumer staple stocks, including Diageo, FEMSA and Altadis. The Fund's exposure to oil, which we increased in January, also yielded positive results. Unfortunately, good stock selection in France and international consumer names was offset to a degree by stock selection in Japan. Performance was negatively affected by recent strength in the Japanese currency, as the Fund's exposure had been concentrated in export names, which we believed would benefit from a recovery in global demand and a weak yen. The damage was relatively limited by a substantial underweight in the market. An overweight in the healthcare sector also had a negative effect on performance.

Q: WHAT MAJOR CHANGES HAVE BEEN MADE TO THE PORTFOLIO?

A: We added to the Fund's emerging markets exposure, which, with the exception of the Fund's Brazilian holding, boosted performance. Since the beginning of the year we have gradually reduced the magnitude of the Fund's overweight exposure to consumer staples. In hindsight, trimming this sector may have been premature, as these stocks have continued to outperform. We have also rebalanced the Fund's Japanese holdings to lessen risks related to the vagaries of global currency markets.

Q: WHAT IS YOUR STRATEGY FOR THE SECOND HALF OF 2002?

A: Going forward, we will continue to overweight those economically sensitive sectors that we believe are trading at a discount to their growth potential. The Fund's biggest overweight is - and has been - in basic materials, which is a call on both the sector and high conviction on individual names, particularly in the paper area. The Fund also continues to maintain an overweight position in consumer cyclicals.

Regionally, the Fund will continue to focus primarily on Europe, where we believe many stocks should benefit from corporate restructuring similar to that which occurred in the US in the first half of the 1990s. In the US, corporate restructuring drove earnings growth and fueled the bull market over a period of years. We believe that Europe is following the same trend, with many companies now focusing on core competencies.

In terms of stock selection, we will continue to search for international stocks that we believe are undervalued relative to their earnings prospects. We feel that this disciplined emphasis on relative value will have Ivy International Value Fund well-positioned for the months ahead.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30,2002

SHARE CLASS/                                                                                         SINCE
NASDAQ SYMBOL                                                   1 YEAR       5 YEARS     10 YEARS   INCEPTION
A SHARES              w/Reimb. & 5.75% sales charge           (11.63%)      (3.09%)        N/A      (2.54%)
IVIAX                 w/o Reimb. & 5.75% sales charge         (12.03%)      (3.31%)        N/A      (2.76%)

B SHARES              w/Reimb. & w/ CDSC                      (12.29%)      (3.22%)        N/A      (2.50%)
IIFBX                 w/Reimb. & w/o CDSC                      (7.67%)      (2.83%)        N/A      (2.31%)
                      w/o Reimb. & w/CDSC                     (12.69%)      (3.45%)        N/A      (2.72%)
                      w/o Reimb. & w/o CDSC                    (8.10%)      (3.06%)        N/A      (2.53%)

C SHARES              w/Reimb. & w/ CDSC                       (8.60%)      (2.84%)        N/A      (2.32%)
IVIFX                 w/Reimb. & w/o CDSC                      (7.67%)      (2.84%)        N/A      (2.32%)
                      w/o Reimb. & w/CDSC                      (9.01%)      (3.07%)        N/A      (2.55%)
                      w/o Reimb. & w/o CDSC                    (8.10%)      (3.07%)        N/A      (2.55%)

ADVISOR SHARES        w/Reimb.                                 (6.74%)        N/A          N/A      (0.60%)
IVIVX                 w/o Reimb.                               (7.16%)        N/A          N/A      (0.94%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A, Class B and Class C commenced operations May 13, 1997; Advisor Class commenced operations February 23, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Value Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

            Performance Comparison of the Fund Since Inception (5/97)
                            of a $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)

                                                   IVY INTL VALUE          MSCI EAFE
                                                   --------------          ---------
  13-May-97 ............................                9425               10000
  31-May-97 ............................                9538               10651
  30-Jun-97 ............................                9660               11238
  31-Jul-97 ............................                9896               11420
  31-Aug-97 ............................                9001               10567
  30-Sep-97 ............................                9604               11159
  31-Oct-97 ............................                8615               10301
  30-Nov-97 ............................                8427               10196
  31-Dec-97 ............................                8455               10285
  31-Jan-98 ............................                8540               10756
  28-Feb-98 ............................                9256               11446
  31-Mar-98 ............................                9783               11798
  30-Apr-98 ............................                9868               11892
  31-May-98 ............................                9783               11834
  30-Jun-98 ............................                9472               11923
  31-Jul-98 ............................                9434               12044
  31-Aug-98 ............................                7806               10552
  30-Sep-98 ............................                7740               10229
  31-Oct-98 ............................                8427               11295
  30-Nov-98 ............................                9001               11874
  31-Dec-98 ............................                9016               12342
  31-Jan-99 ............................                8940               12305
  28-Feb-99 ............................                8854               12012
  31-Mar-99 ............................                9225               12514
  30-Apr-99 ............................               10062               13021
  31-May-99 ............................                9700               12350
  30-Jun-99 ............................               10043               12832
  31-Jul-99 ............................               10224               13213
  31-Aug-99 ............................               10290               13261
  30-Sep-99 ............................               10138               13395
  31-Oct-99 ............................               10185               13896
  30-Nov-99 ............................               10490               14379
  31-Dec-99 ............................               11521               15670
31-Jan-2000 ............................               10599               14674
29-Feb-2000 ............................               10676               15069
31-Mar-2000 ............................               11127               15653
30-Apr-2000 ............................               10695               14830
31-May-2000 ............................               10551               14467
30-Jun-2000 ............................               11050               15033
31-Jul-2000 ............................               10791               14403
31-Aug-2000 ............................               10877               14528
30-Sep-2000 ............................               10301               13821
31-Oct-2000 ............................               10157               13494
30-Nov-2000 ............................               10022               12988
31-Dec-2000 ............................               10686               13450
31-Jan-2001 ............................               10647               13454
28-Feb-2001 ............................               10016               12448
31-Mar-2001 ............................                9181               11603
30-Apr-2001 ............................                9706               12399
31-May-2001 ............................                9618               11941
30-Jun-2001 ............................                9346               11450
31-Jul-2001 ............................                9123               11276
31-Aug-2001 ............................                9094               10990
30-Sep-2001 ............................                7929                9877
31-Oct-2001 ............................                8182               10130
30-Nov-2001 ............................                8648               10503
31-Dec-2001 ............................                8851               10566
31-Jan-2002 ............................                8423               10004
28-Feb-2002 ............................                8432               10075
31-Mar-2002 ............................                8860               10620
30-Apr-2002 ............................                8929               10690
31-May-2002 ............................                9036               10825
30-Jun-2002 ............................                8763               10394

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

COUNTRY BREAKDOWN                                 6/30/02

                                    % of Total Net Assets
 1. United Kingdom                                  19.4%
 2. Japan                                           13.8%
 3. France                                          11.5%
 4. Germany                                          9.5%
 5. Switzerland                                      7.9%
 6. Netherlands                                      7.2%
 7. Spain                                            3.7%
 8. Italy                                            3.5%
 9. South Korea                                      3.3%
10. Hong Kong                                        3.3%
11. Australia                                        3.3%
12. Norway                                           3.0%
13. Ireland                                          2.5%
14. Mexico                                           2.0%
15. Finland                                          1.7%
16. Austria                                          1.2%
17. Sweden                                           1.2%
18. Brazil                                           1.1%
19. Other                                            0.9%

 SECTOR BREAKDOWN                                 6/30/02

                                    % of Total Net Assets
 1. Financials                                      29.0%
 2. Industrials                                     14.1%
 3. Materials                                       11.1%
 4. Consumer Discretionary                          10.7%
 5. Energy                                           8.7%
 6. Consumer Staples                                 8.1%
 7. Telecommunication Services                       6.1%
 8. Information Technology                           4.8%
 9. Utilities                                        4.1%
10. Healthcare                                       3.3%

TOP 10 HOLDINGS                                   6/30/02

Security                            % of Total Net Assets
 1. Nikko Exchange Traded Index                      2.6%
 2. Bank of Ireland                                  2.5%
 3. Schneider SA                                     2.3%
 4. Nomura Holdings, Inc.                            2.2%
 5. Sun Hung Kai Properties Ltd.                     2.1%
 6. UBS AG                                           2.1%
 7. BHP Limited                                      2.0%
 8. Rio Tinto plc                                    2.0%
 9. Koninklijke Ahold NV                             2.0%
10. TotalFinaELF                                     2.0%

The top 10 holdings and the country and sector breakdowns are as of 6/30/02 and may not be representative of the Fund's current or future investments.

IVY PACIFIC OPPORTUNITIES FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN SECURITIES TRADED IN PACIFIC REGION MARKETS. EXAMPLES OF PACIFIC REGION COUNTRIES INCLUDE AUSTRALIA, CHINA, HONG KONG, INDIA, KOREA, SINGAPORE, SRI LANKA AND TAIWAN.

[PHOTO]

The following is an interview with Moira McLachlan, vice president and head of international equities at Ivy Management, Inc. She is the lead manager of Ivy Pacific Opportunities Fund.

                                 LIPPER CATEGORY

                                Pacific ex-Japan

"Going forward, we believe ex-Japan Asia will continue to perform well as global growth accelerates. However, as we believe that any recovery will be muted, we have concentrated the Fund's investments in sectors that should experience future pricing power."

Q: MOIRA, HOW DID IVY PACIFIC OPPORTUNITIES FUND PERFORM IN THE FIRST HALF OF 2002?

A: For the six-month period ending June 30, 2002, Ivy Pacific Opportunities Fund returned 3.42%. The Fund underperformed its bench-mark, the MSCI Asia Pacific Free Ex-Japan Index, which returned 4.95%, and its peer group (as measured by the Lipper Pacific Ex-Japan Funds average), which returned 6.46%.(*)

Q: HOW WERE MARKET CONDITIONS DURING THIS PERIOD?

A: Ex-Japan Asia performed relatively well in the first half of the year. With a strong export base, the region was one of the prime beneficiaries of inventory rebuilding and a nascent economic recovery in the first quarter. In the second quarter, however, Asian markets such as Korea and Taiwan fell significantly, reflecting concerns that global economic recovery would be weaker than expected.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Stock selection in Taiwan was the biggest negative affecting performance. The Fund's Taiwanese holdings are concentrated in technology companies. These companies significantly outperformed in the last quarter of 2001 and into early 2002, but sold off sharply (in many cases back to late September lows) as investors began to worry that the recovery in demand seen in the first quarter was a function of inventory rebuilding rather than a real recovery in demand. Although they underperformed during this period, we believe that these companies, many of which are leaders in the global technology industry, will be positioned to benefit from a possible recovery.

We also saw underperformance during the period from Hutchison Whampoa and China Mobile, both of which are Hong Kong-listed companies. Both were dragged down by the global slump in telecommunications.

On the positive side, good stock selection in Australia significantly helped performance. We focused on high-quality Australian banks with attractive valuations, many of which did not suffer the credit-quality problems plaguing other developed-market banks. Qantas Airways also did well: like other airlines around the world, it recovered after a sharp sell-off in September. The company's competitive position also improved after the collapse of Ansett, a rival Australian airline.

Good stock selection in South Korea was another positive factor affecting performance. Holdings such as Hyundai Motors, Samsung Electronics and Kookmin Bank outperformed. The South Korean market was up significantly during the period - largely as a result of restructuring, corporate reform and high economic growth - and the Fund's overweight in this market relative to the benchmark also helped performance. An appreciating currency, the won, provided an additional boost to returns.

Q: WHAT CHANGES WERE MADE TO THE PORTFOLIO?

A: We felt that share prices had gotten ahead of fundamentals in the natural resources and semiconductor sectors, so we trimmed some of the Fund's holdings in these areas, locking in gains after outperformance in the first part of the year.

Q: WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE SECOND HALF OF 2002?

A: Going forward, we believe ex-Japan Asia will continue to perform well as global growth accelerates. However, as we believe that any recovery will be muted, we have concentrated the Fund's investments in sectors that should experience future pricing power. These sectors include commodity stocks in Australia and semiconductor stocks in Taiwan. We also believe that the Fund's focus on large-cap stocks with good fundamentals in the core markets of the region has it well-positioned for the remainder of the year.

(*) The Fund's previous benchmark, the MSCI Asia Pacific Ex-Japan Index, was discontinued by MSCI on October 31, 2001.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30, 2002

SHARE CLASS/                                                                                         SINCE
NASDAQ SYMBOL                                                    1 YEAR     5 YEARS     10 YEARS    INCEPTION
A SHARES              w/Reimb. & 5.75% sales charge            (2.08%)     (10.31%)        N/A      (4.04%)
 IPOAX                w/o Reimb. & 5.75% sales charge          (3.51%)     (11.12%)        N/A      (4.70%)

B SHARES              w/Reimb. & w/ CDSC                       (2.86%)     (10.45%)        N/A      (4.19%)
 IPOBX                w/Reimb. & w/o CDSC                       2.14%      (10.09%)        N/A      (4.19%)
                      w/o Reimb. & w/CDSC                      (4.32%)     (11.24%)        N/A      (4.84%)
                      w/o Reimb. & w/o CDSC                     0.62%      (10.88%)        N/A      (4.84%)

C SHARES              w/Reimb. & w/ CDSC                        1.45%      (10.01%)        N/A      (4.98%)
 IPOCX                w/Reimb. & w/o CDSC                       2.45%      (10.01%)        N/A      (4.98%)
                      w/o Reimb. & w/CDSC                      (0.07%)     (10.79%)        N/A      (5.67%)
                      w/o Reimb. & w/o CDSC                     0.92%      (10.79%)        N/A      (5.67%)

ADVISOR SHARES        w/Reimb.                                  2.59%         N/A          N/A      (2.74%)
 IPOVX                w/o Reimb.                                0.93%         N/A          N/A      (3.50%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A and Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 10, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Pacific Opportunities Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

PERFORMANCE OVERVIEW

           Performance Comparison of the Fund Since Inception (10/93)
                             of a $10,000 Investment
              (Class A shares including 5.75% maximum sales charge)

                                                IVY PAC OPPS A     MSCI ASIA PAC FREE XJPN
                                                --------------     -----------------------
  25-Oct-93 ............................                9425               10000
  31-Oct-93 ............................                9652               10000
  30-Nov-93 ............................                9685                9788
  31-Dec-93 ............................               10900               11878
  31-Jan-94 ............................               10426               11493
  28-Feb-94 ............................                9837               10977
  31-Mar-94 ............................                9011                9872
  30-Apr-94 ............................                9111               10255
  31-May-94 ............................                9392               10669
  30-Jun-94 ............................                8905               10269
  31-Jul-94 ............................                9309               10799
  31-Aug-94 ............................                9647               11597
  30-Sep-94 ............................                9624               11303
  31-Oct-94 ............................                9431               11519
  30-Nov-94 ............................                8620               10622
  31-Dec-94 ............................                8188               10419
  31-Jan-95 ............................                7289                9471
  28-Feb-95 ............................                7760               10150
  31-Mar-95 ............................                7927               10137
  30-Apr-95 ............................                7732               10191
  31-May-95 ............................                8452               11021
  30-Jun-95 ............................                8352               10858
  31-Jul-95 ............................                8825               11218
  31-Aug-95 ............................                8506               10843
  30-Sep-95 ............................                8722               10937
  31-Oct-95 ............................                8545               10753
  30-Nov-95 ............................                8244               10600
  31-Dec-95 ............................                8318               11053
  31-Jan-96 ............................                9247               11792
  29-Feb-96 ............................                9189               11969
  31-Mar-96 ............................                9044               12035
  30-Apr-96 ............................                9160               12486
  31-May-96 ............................                9209               12342
  30-Jun-96 ............................                9121               12136
  31-Jul-96 ............................                8782               11341
  31-Aug-96 ............................                8966               11758
  30-Sep-96 ............................                9063               11924
  31-Oct-96 ............................                9131               11840
  30-Nov-96 ............................                9731               12378
  31-Dec-96 ............................               10023               12339
  31-Jan-97 ............................                9935               12457
  28-Feb-97 ............................               10081               12588
  31-Mar-97 ............................                9682               12006
  30-Apr-97 ............................               10198               11926
  31-May-97 ............................               10967               12413
  30-Jun-97 ............................               11356               12866
  31-Jul-97 ............................               11736               12930
  31-Aug-97 ............................               11463               10924
  30-Sep-97 ............................               11210               11004
  31-Oct-97 ............................                8495                8795
  30-Nov-97 ............................                7970                8296
  31-Dec-97 ............................                7824                8119
  31-Jan-98 ............................                6529                7750
  28-Feb-98 ............................                7989                8924
  31-Mar-98 ............................                7795                8829
  30-Apr-98 ............................                7191                8238
  31-May-98 ............................                6267                7209
  30-Jun-98 ............................                5498                6634
  31-Jul-98 ............................                5060                6527
  31-Aug-98 ............................                4350                5596
  30-Sep-98 ............................                4953                6071
  31-Oct-98 ............................                6053                7133
  30-Nov-98 ............................                6286                7668
  31-Dec-98 ............................                6215                7760
  31-Jan-99 ............................                5732                7832
  28-Feb-99 ............................                5653                7672
  31-Mar-99 ............................                6176                8377
  30-Apr-99 ............................                7320                9700
  31-May-99 ............................                7162                9294
  30-Jun-99 ............................                8692               10464
  31-Jul-99 ............................                8366               10302
  31-Aug-99 ............................                8484               10335
  30-Sep-99 ............................                7991                9796
  31-Oct-99 ............................                8090                9974
  30-Nov-99 ............................                8800               10812
  31-Dec-99 ............................                9119               11627
  31-Jan-00 ............................                9009               11467
  29-Feb-00 ............................                8631               11219
  31-Mar-00 ............................                9488               11404
  30-Apr-00 ............................                8969               10538
  31-May-00 ............................                8551                9750
  30-Jun-00 ............................                9189               10454
  31-Jul-00 ............................                9448                9969
  31-Aug-00 ............................                9169                9928
  30-Sep-00 ............................                8312                8948
  31-Oct-00 ............................                7485                8276
  30-Nov-00 ............................                7116                8083
  31-Dec-00 ............................                7455                8143
  31-Jan-01 ............................                8198                9021
  28-Feb-01 ............................                7565                8599
  31-Mar-01 ............................                6932                7646
  30-Apr-01 ............................                6993                7870
  31-May-01 ............................                6832                7858
  30-Jun-01 ............................                6731                7786
  31-Jul-01 ............................                6450                7477
  31-Aug-01 ............................                6219                7407
  30-Sep-01 ............................                5174                6306
  31-Oct-01 ............................                5566                6707
  30-Nov-01 ............................                6279                7499
  31-Dec-01 ............................                6762                7945
31-Jan-2002 ............................                6883                8178
28-Feb-2002 ............................                6984                8234
31-Mar-2002 ............................                7225                8710
30-Apr-2002 ............................                7346                8744
31-May-2002 ............................                7316                8765
30-Jun-2002 ............................                6994                8339

The Morgan Stanley Capital International (MSCI) Asia Pacific Free
(Excluding-Japan) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

COUNTRY BREAKDOWN                                 6/30/02

                                    % of Total Net Assets
 1. Australia                                       27.0%
 2. South Korea                                     21.9%
 3. Hong Kong                                       18.9%
 4. Taiwan                                          13.4%
 5. Singapore                                        6.9%
 6. India                                            6.4%

SECTOR BREAKDOWN                                  6/30/02

                                    % of Total Net Assets
 1. Financials                                      29.1%
 2. Information Technology                          18.3%
 3. Materials                                       15.0%
 4. Consumer Discretionary                          13.0%
 5. Telcommunication Services                        6.8%
 6. Industrials                                      6.4%
 7. Consumer Staples                                 5.9%

TOP 10 HOLDINGS                                   6/30/02

Security                            % of Total Net Assets
 1. POSCO                                            5.0%
 2. Samsung Electronics                              5.0%
 3. BHP Ltd.                                         4.9%
 4. Hero Honda Motors Ltd.                           4.6%
 5. Taiwan Semiconductor Mfg. Co.                    4.5%
 6. Hyundai Motor Co., Ltd.                          4.4%
 7. Westpac Banking Corp. Ltd.                       4.2%
 8. Australia & New Zealand Banking                  4.2%
 9. Hon Hai Precision Industry Co.,                  3.9%
10. Rio Tinto Ltd.                                   3.7%

The top 10 holdings and the country and sector breakdowns are as of 6/30/02 and may not be representative of the Fund's current or future investments.

IVY GROWTH FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH BY INVESTING IN US COMPANIES OF ANY SIZE.

[PHOTO]
PAUL BARAN

[PHOTO]
JIM W. BROADFOOT, III

Ivy Growth Fund utilizes a dual-manager approach. The large-cap portion is managed by Paul Baran, senior vice president at Ivy Management, Inc. The small/mid-cap portion is managed by James W. Broadfoot III, president of Ivy Management, Inc.

                                 LIPPER CATEGORY

                                Multi-Cap Growth

"We believe that more conservative accounting may improve the trustworthiness and quality of reported earnings and support long-term market health."

-- Paul Baran

"We are maintaining our focus on companies that have, in our view, above average growth prospects while taking a more conservative stance regarding sector weightings and valuations."

-- Jim Broadfoot

For the six-month period ending June 30, 2002, Ivy Growth Fund returned -19.55%. The Fund outperformed its benchmark, the Russell 3000 Growth Index, which returned -20.54%, and its peer group (as measured by the Lipper Multi-Cap Growth Funds average), which returned -20.13%.

LARGE-CAP COMMENTARY

Q: PAUL, WHAT FACTORS AFFECTED PERFORMANCE?

A: The US stock market experienced a difficult first half. Earnings, which in our view drive stock prices, were impacted by accounting concerns and the lack of pricing power among US corporations. Most stocks were down, but on a relative basis the portfolio benefited from holdings in the consumer, integrated oil and defense sectors. Lack of exposure to pure wireless and biotech companies also helped. Holdings in pharmaceuticals, brokerages and technology negatively affected performance.

Q: WHAT CHANGES WERE MADE?

A: We reduced exposure to companies without transparent balance sheets and earnings - including those that we felt might face future accounting issues. We sought to eliminate stocks with disappointing earnings, and expanded exposure to defense stocks. Finally, we reduced exposure to companies that we felt were overvalued relative to their earnings potential.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We believe that accounting scandals will have a significant, long-lasting effect on the market. We anticipate that corporations will be forced to adopt far more conservative accounting practices, which may reduce long-term earnings growth. As a result, the market may reprice itself downward. However, we believe that more conservative accounting may improve the trustworthiness and quality of reported earnings and support long-term market health. Going forward, we will seek out companies with high quality financial structures and transparent balance sheets. And because of weakness in the US dollar, we are also looking for US-based international companies that should benefit from a falling dollar. In our view, these steps have the large-cap portion of the portfolio well-positioned going forward.

SMALL/MID-CAP COMMENTARY

Q: JIM, WHAT FACTORS AFFECTED PERFORMANCE?

A: Value continued to outperform growth in the small/mid-cap market in the first half of 2002. Small-cap value stocks led the pack. As growth investors, however, we remained focused on high-P/E mid-cap stocks with aggressive growth expectations, and the stock market punished most stocks with these qualities. Sector-wise, minimal exposure to financial services, such as banks and insurance companies, had the largest negative effect. As an aggressive growth fund, we do not focus on banks and companies that we consider to be conservative, lower-growth stories. Underweights in retail and materials stocks also hurt performance, as did an overweight in commercial services. However, relative performance benefited from good stock selection in health care and our avoidance of utilities, especially telecom carriers and cable TV operators.

Q: WHAT CHANGES WERE MADE?

A: We positioned the portfolio for what we feel will be an eventual recovery of growth stocks while adjusting for potentially sustained weakness in several growth-oriented industries. We reduced exposure to companies with debt on the balance sheet and high P/E and price/book value ratios. We increased exposure to small-cap stocks, dividing the portfolio more evenly between small- and mid-cap holdings.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We believe that recent market behavior is understandable in the wake of a recession and a steady flow of shocking news events. We also believe that a recovery of the global economy and investor confidence will restore the conditions necessary for our aggressive growth investing style to work. Going forward, we are maintaining our focus on companies that have, in our view, above average growth prospects while taking a more conservative stance regarding sector weightings and valuations. We believe these steps have the Fund well-positioned for the months ahead.

Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30, 2002

SHARE CLASS/                                                                                               SINCE
NASDAQ SYMBOL                                                 1 YEAR         5 YEARS       10 YEARS      INCEPTION
-------------                                                 ------         -------       --------      ---------
A SHARES               w/Reimb. & 5.75% sales charge         (34.05%)        (6.83%)         3.17%         8.69%
IVYFX                  w/o Reimb. & 5.75% sales charge       (34.05%)        (6.83%)         3.15%         8.68%

B SHARES               w/Reimb. & w/ CDSC                    (34.20%)        (6.98%)         N/A           1.24%
IVYBX                  w/Reimb. & w/o CDSC                   (30.73%)        (6.61%)         N/A           1.24%
                       w/o Reimb. & w/CDSC                   (34.20%)        (6.98%)         N/A           1.21%
                       w/o Reimb. & w/o CDSC                 (30.73%)        (6.61%)         N/A           1.21%

C SHARES               w/Reimb. & w/ CDSC                    (31.55%)        (6.19%)         N/A          (3.41%)
IVYCX                  w/Reimb. & w/o CDSC                   (30.85%)        (6.19%)         N/A          (3.41%)
                       w/o Reimb. & w/CDSC                   (31.55%)        (6.19%)         N/A          (3.41%)
                       w/o Reimb. & w/o CDSC                 (30.85%)        (6.19%)         N/A          (3.41%)

ADVISOR SHARES         w/Reimb.                             (30.23%)         N/A            N/A          (10.29%)
IVYVX                  w/o Reimb.                           (30.23%)         N/A            N/A          (10.29%)

CDSC = Contingent Deferred Sales Charge
Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations January 12, 1960; Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                SECTOR BREAKDOWN               6/30/02

                                 % of Total Net Assets
                                 ---------------------
                1. Consumer Discretionary        19.5%
                2. Technology                    19.3%
                3. Healthcare                    18.2%
                4. Financial Services            16.4%
                5. Consumer Staples               5.2%
                6. Energy                         4.7%
                7. Other                          4.4%
                8. Integrated Oils                3.9%
                9. Producer Durables              3.5%
               10. Utilities                      1.3%

           TOP 10 HOLDINGS            6/30/02

                Security             % of Total Net Assets
                --------             ---------------------
                1. S&P 500 Depository Receipts        2.8%
                2. Microsoft Corporation              2.4%
                3. General Electric Company           2.3%
                4. Exxon Mobil Corporation            2.1%
                5. Wal-Mart Stores, Inc.              1.8%
                6. Cisco Systems, Inc.                1.6%
                7. Pfizer Inc.                        1.5%
                8. Citigroup Inc.                     1.4%
                9. Intel Corporation                  1.3%
               10. American International Grp, Inc.   1.3%

PERFORMANCE OVERVIEW

       10-Year Performance Comparison of a $10,000 Investment in the Fund
             (Class A shares including 5.75% maximum sales charge)

  30-Jun-92 ............................                9425               10000
  31-Jul-92 ............................                9767               10409
  31-Aug-92 ............................                9466               10196
  30-Sep-92 ............................                9506               10315
  31-Oct-92 ............................                9669               10351
  30-Nov-92 ............................               10185               10703
  31-Dec-92 ............................               10319               10835
  31-Jan-93 ............................               10367               10925
  28-Feb-93 ............................               10243               11074
  31-Mar-93 ............................               10594               11308
  30-Apr-93 ............................               10271               11035
  31-May-93 ............................               10601               11330
  30-Jun-93 ............................               10587               11363
  31-Jul-93 ............................               10573               11317
  31-Aug-93 ............................               11152               11747
  30-Sep-93 ............................               11021               11657
  31-Oct-93 ............................               11346               11898
  30-Nov-93 ............................               11175               11784
  31-Dec-93 ............................               11587               11927
  31-Jan-94 ............................               12079               12332
  28-Feb-94 ............................               11850               11998
  31-Mar-94 ............................               11178               11474
  30-Apr-94 ............................               11293               11622
  31-May-94 ............................               11364               11812
  30-Jun-94 ............................               10828               11523
  31-Jul-94 ............................               11298               11901
  31-Aug-94 ............................               11961               12389
  30-Sep-94 ............................               11655               12086
  31-Oct-94 ............................               11757               12358
  30-Nov-94 ............................               11119               11908
  31-Dec-94 ............................               11243               12084
  31-Jan-95 ............................               11155               12398
  28-Feb-95 ............................               11601               12881
  31-Mar-95 ............................               11878               13261
  30-Apr-95 ............................               12138               13651
  31-May-95 ............................               12537               14197
  30-Jun-95 ............................               12888               14527
  31-Jul-95 ............................               13565               15008
  31-Aug-95 ............................               13633               15046
  30-Sep-95 ............................               14050               15681
  31-Oct-95 ............................               13622               15625
  30-Nov-95 ............................               14121               16311
  31-Dec-95 ............................               14316               16625
  31-Jan-96 ............................               14761               17191
  29-Feb-96 ............................               15086               17350
  31-Mar-96 ............................               15291               17517
  30-Apr-96 ............................               15838               17776
  31-May-96 ............................               15957               18234
  30-Jun-96 ............................               15701               18304
  31-Jul-96 ............................               14556               17495
  31-Aug-96 ............................               15214               17864
  30-Sep-96 ............................               16034               18870
  31-Oct-96 ............................               15949               19390
  30-Nov-96 ............................               16761               20856
  31-Dec-96 ............................               16781               20442
  31-Jan-97 ............................               17443               21720
  28-Feb-97 ............................               16866               21890
  31-Mar-97 ............................               16082               20990
  30-Apr-97 ............................               16167               22243
  31-May-97 ............................               17792               23598
  30-Jun-97 ............................               18350               24655
  31-Jul-97 ............................               19522               26617
  31-Aug-97 ............................               18813               25126
  30-Sep-97 ............................               19824               26502
  31-Oct-97 ............................               18633               25617
  30-Nov-97 ............................               18577               26802
  31-Dec-97 ............................               18743               27263
  31-Jan-98 ............................               18638               27564
  28-Feb-98 ............................               20175               29552
  31-Mar-98 ............................               21155               31066
  30-Apr-98 ............................               21439               31378
  31-May-98 ............................               20839               30839
  30-Jun-98 ............................               21197               32092
  31-Jul-98 ............................               20460               31750
  31-Aug-98 ............................               16669               27159
  30-Sep-98 ............................               17585               28899
  31-Oct-98 ............................               18627               31250
  30-Nov-98 ............................               20270               33144
  31-Dec-98 ............................               21377               35054
  31-Jan-99 ............................               21980               36520
  28-Feb-99 ............................               20625               35385
  31-Mar-99 ............................               21517               36801
  30-Apr-99 ............................               22302               38226
  31-May-99 ............................               21775               37323
  30-Jun-99 ............................               23163               39394
  31-Jul-99 ............................               22732               38164
  31-Aug-99 ............................               22947               37975
  30-Sep-99 ............................               22958               36934
  31-Oct-99 ............................               24356               39272
  30-Nov-99 ............................               25700               40070
  31-Dec-99 ............................               28190               42430
  31-Jan-00 ............................               27413               40298
  29-Feb-00 ............................               30557               39535
  31-Mar-00 ............................               31791               43403
  30-Apr-00 ............................               28520               42097
  31-May-00 ............................               26510               41233
  30-Jun-00 ............................               29653               42250
  31-Jul-00 ............................               28101               41589
  31-Aug-00 ............................               30875               44173
  30-Sep-00 ............................               28101               41841
  31-Oct-00 ............................               25861               41664
  30-Nov-00 ............................               20910               38379
  31-Dec-00 ............................               21901               38567
  31-Jan-01 ............................               23056               39935
  28-Feb-01 ............................               19723               36294
  31-Mar-01 ............................               17983               33995
  30-Apr-01 ............................               20176               36636
  31-May-01 ............................               19971               36882
  30-Jun-01 ............................               19533               35997
  31-Jul-01 ............................               18641               35642
  31-Aug-01 ............................               17164               33411
  30-Sep-01 ............................               14927               30713
  31-Oct-01 ............................               15673               31299
  30-Nov-01 ............................               16901               33700
  31-Dec-01 ............................               16988               33995
31-Jan-2002 ............................               16535               33499
28-Feb-2002 ............................               15481               32853
31-Mar-2002 ............................               16403               34088
30-Apr-2002 ............................               15262               32021
31-May-2002 ............................               14793               31786
30-Jun-2002 ............................               13667               29521

The Russell 3000 Growth Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

The top 10 holdings and the sector breakdown are as of 6/30/02 and may not be representative of the Fund's current or future investments.

[PHOTO]

An interview with Paul Baran, portfolio manager of the Ivy US Blue Chip Fund. Mr. Baran is a senior vice president at Ivy Management, Inc. and a member of the domestic equities team.

                                LIPPER CATEGORY

                                 Large-Cap Core

"In the short term, we expect to see a market bottom in the second half of this year that could act as a launching pad for the next bull market. Going forward, we will seek out companies that we believe will benefit from a possible uptrend: those with high quality financial structures, transparent balance sheets and high confidence in their accounting practices."

IVY US BLUE CHIP FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH PRIMARILY BY INVESTING IN COMMON STOCKS OF ESTABLISHED DOMESTIC COMPANIES THAT EITHER HOLD A LEADING INDUSTRY POSITION OR THAT ARE EXPECTED TO DO SO IN THE FUTURE.

Q: PAUL, HOW DID IVY US BLUE CHIP FUND PERFORM IN THE FIRST HALF OF 2002?

A: For the six-month period ending June 30, 2002, Ivy US Blue Chip Fund returned -12.82%. The Fund outperformed its benchmark, the S&P 500 Index, which returned -13.16%, as well as its peer group (as measured by the Lipper US Large-Cap Core Funds average), which returned -13.66%.

Q: HOW WERE MARKET CONDITIONS?

A: The US stock market experienced its worst first half of the year in three decades. Earnings, which in our view drive stock prices, were impacted by the "Enron effect," sparking off concerns over accounting fraud and corporate governance. Earnings were also impacted by the lack of pricing power among US corporations. However, the economy showed signs of improvement, and inflation and interest rates remained low.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: On a relative basis - performance that, while still negative in many cases, was better than the benchmark - holdings in the consumer area such as Procter & Gamble, Coca Cola, Wendy's, General Motors and Harley-Davidson did well. With oil prices high, integrated oil holdings such as Exxon Mobil and Royal Dutch Petroleum also performed well. In addition, the renewed focus on defense helped holdings such as Boeing, Lockheed Martin and United Technology. Lack of exposure to pure wireless companies also helped relative performance.

Financials was a mixed bag: diversified financial companies such as American Express did well (as did high-quality banks such as Wells Fargo), but brokerages were drags on performance. As the stock market continued to decline, brokerages took big hits. Holdings in the pharmaceuticals area such as Eli Lilly and Schering Plough also negatively affected performance. The technology and telecommunications area continued to underperform, dragging down holdings such as Cisco Systems and SBC Communications.

Q: DID THE FUND HOLD ANY COMPANIES ASSOCIATED WITH THE ACCOUNTING SCANDALS?

A: Fortunately, the Fund did not hold Enron, WorldCom, Qwest, Xerox or most other names associated with corporate malfeasance. The Fund did hold Tyco, but sold it in early January, well before the company's stock collapsed. We avoided most of these names because of high valuations relative to earnings expectations.

Q: WHAT CHANGES WERE MADE?

A: We reduced exposure to companies without transparent balance sheets and earnings - including those that we felt might face future accounting issues. We sought to eliminate stocks with disappointing earnings, and sold the Fund's one biotechnology holding because of volatility in the sector. We expanded exposure to defense stocks, adding Lockheed Martin. Finally, we reduced exposure to companies that we felt were overvalued relative to their earnings potential. This involved selling a number of technology stocks.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We believe that the Enron scandal will have a significant, long-lasting effect on the market. We anticipate that corporations will be forced to adopt far more conservative accounting practices, which may reduce long-term earnings growth. As a result, the market may reprice itself downward. However, we believe that more conservative accounting may improve the trustworthiness and quality of reported earnings and support long-term market health.

In the short term, we expect to see a market bottom in the second half of this year that could act as a launching pad for the next bull market. Going forward, we will seek out companies that we believe will benefit from a possible uptrend: those with high quality financial structures, transparent balance sheets and high confidence in their accounting practices. And because of weakness in the US dollar, we are also looking for US-based international companies - those with a true global presence - that should benefit from a falling dollar. In our view, these steps have the Fund well-positioned for the second half of 2002.

--------------------------------------------------------------------------------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

28

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30, 2002

SHARE CLASS/                                                                                           SINCE
NASDAQ SYMBOL                                                1 YEAR        5 YEARS      10 YEARS      INCEPTION
------------                                                -------       -------      --------      ---------
A SHARES               w/Reimb. & 5.75% sales charge        (21.92%)         N/A          N/A          (6.38%)
IBCAX                  w/o Reimb. & 5.75% sales charge      (22.23%)         N/A          N/A          (7.14%)

B SHARES               w/Reimb. & w/ CDSC                   (21.83%)         N/A          N/A          (7.07%)
IBCBX                  w/Reimb. & w/o CDSC                  (17.71%)         N/A          N/A          (6.30%)
                       w/o Reimb. & w/CDSC                  (22.15%)         N/A          N/A          (7.85%)
                       w/o Reimb. & w/o CDSC                (18.05%)         N/A          N/A          (7.08%)

C SHARES               w/Reimb. & w/ CDSC                   (18.64%)         N/A          N/A          (6.33%)
IBCCX                  w/Reimb. & w/o CDSC                  (17.82%)         N/A          N/A          (6.33%)
                       w/o Reimb. & w/CDSC                  (18.97%)         N/A          N/A          (7.13%)
                       w/o Reimb. & w/o CDSC                (18.15%)         N/A          N/A          (7.13%)

ADVISOR SHARES         w/Reimb.                             (16.83%)         N/A          N/A          (4.53%)
IBCVX                  w/o Reimb.                           (17.16%)         N/A          N/A          (5.43%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A and Advisor Class commenced operations November 2, 1998; Class B and Class C commenced operations November 6, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Blue Chip Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

                 SECTOR BREAKDOWN                 6/30/02

                                    % of Total Net Assets
                                    ---------------------
                 1. Financials                      23.7%
                 2. Information Technology          13.4%
                 3. Healthcare                      12.9%
                 4. Consumer Discretionary          12.9%
                 5. Industrials                     10.6%
                 6. Consumer Staples                 9.9%
                 7. Energy                           7.3%
                 8. Telecommunication Services       3.5%
                 9. Materials                        3.2%
                10. Utilities                        1.8%

                TOP 10 HOLDINGS                      6/30/02

                Security               % of Total Net Assets
                --------               ---------------------
                 1.  S&P 500 Depository Receipts        4.8%
                 2.  Microsoft Corporation              4.0%
                 3.  Exxon Mobil Corporation            3.7%
                 4.  Wal-Mart Stores, Inc.              3.2%
                 5.  General Electric Company           3.1%
                 6.  Pfizer Inc.                        2.6%
                 7.  Citigroup Inc.                     2.5%
                 8.  American International Grp, Inc.   2.3%
                 9.  Johnson & Johnson                  2.3%
                10.  The Coca-Cola Company              1.9%

PERFORMANCE OVERVIEW

        Performance Comparison of the Fund Since Inception (11/98) of a
                               $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)

                                             IVY BLUE CHIP FUND CL A      S&P 500
                                             -----------------------      -------

  02-Nov-98 ............................                9425               10000
  30-Nov-98 ............................                9906               10606
  31-Dec-98 ............................               10122               11217
  31-Jan-99 ............................               10377               11686
  28-Feb-99 ............................               10094               11323
  31-Mar-99 ............................               10358               11776
  30-Apr-99 ............................               10763               12232
  31-May-99 ............................               10518               11943
  30-Jun-99 ............................               11140               12606
  31-Jul-99 ............................               10763               12213
  31-Aug-99 ............................               10735               12152
  30-Sep-99 ............................               10368               11819
  31-Oct-99 ............................               11131               12567
  30-Nov-99 ............................               11225               12822
  31-Dec-99 ............................               11676               13578
31-Jan-2000 ............................               11069               12895
29-Feb-2000 ............................               11259               12651
30-Mar-2000 ............................               12301               13889
30-Apr-2000 ............................               11761               13471
31-May-2000 ............................               11278               13195
30-Jun-2000 ............................               11894               13520
31-Jul-2000 ............................               11638               13309
30-Aug-2000 ............................               12311               14135
30-Sep-2000 ............................               11297               13389
31-Oct-2000 ............................               11212               13332
30-Nov-2000 ............................               10074               12281
31-Dec-2000 ............................               10194               12341
30-Jan-2001 ............................               10579               12779
28-Feb-2001 ............................                9530               11614
31-Mar-2001 ............................                9000               10878
30-Apr-2001 ............................                9713               11724
31-May-2001 ............................                9751               11802
30-Jun-2001 ............................                9482               11519
31-Jul-2001 ............................                9434               11406
31-Aug-2001 ............................                8817               10692
30-Sep-2001 ............................                8134                9828
31-Oct-2001 ............................                8336               10016
30-Nov-2001 ............................                8971               10784
31-Dec-2001 ............................                9010               10878
31-Jan-2002 ............................                8923               10720
28-Feb-2002 ............................                8769               10513
31-Mar-2002 ............................                9010               10908
30-Apr-2002 ............................                8461               10247
31-May-2002 ............................                8375               10171
30-Jun-2002 ............................                7855                9447

The S&P 500 Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

The top 10 holdings and the sector breakdown are as of 6/30/02 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

The following is an interview with James W. Broadfoot III, portfolio manager of the Ivy US Emerging Growth Fund. He is the president of Ivy Management, Inc. and author of Investing in Emerging Growth Stocks.

                                LIPPER CATEGORY

                                 Mid-Cap Growth

"Going forward, we are maintaining our focus on companies that have, in our view, above average growth prospects while taking a more conservative stance regarding sector weightings and valuations. We believe that these steps will have the Fund well-positioned for the remainder of 2002."

IVY US EMERGING GROWTH FUND

THE FUND'S GOAL: TO PROVIDE LONG-TERM CAPITAL GROWTH THROUGH INVESTMENT IN THE COMMON STOCKS OF SMALL- AND MEDIUM-SIZED COMPANIES THAT ARE IN THE EARLY STAGES OF THEIR LIFECYCLES AND THAT HAVE THE POTENTIAL FOR RAPID GROWTH.

Q: JIM, HOW DID IVY US EMERGING GROWTH FUND PERFORM IN THE FIRST HALF OF 2002?

A: For the six-month period ending June 30, 2002, Ivy US Emerging Growth Fund returned -25.48%. The Fund underperformed its benchmark, the Russell 2500 Growth Index, which returned -19.09%, as well as its peer group (as measured by the Lipper Mid-Cap Growth Funds average), which returned -16.68%.

Q: HOW WERE MARKET CONDITIONS DURING THE PERIOD?

A: Value stocks continued to outperform growth stocks in the first half of 2002, extending the trend that began in the second quarter of 2000 after the peak of the Nasdaq Composite Index. In our view, the U.S. stock market remained turned on its head, with small-cap value stocks - the domain of the previously wounded
- leading the pack and larger-cap growth stocks badly lagging.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: In the first half of 2002, the Fund remained focused, as it has for several years, on high-P/E (price to earnings ratio) mid-cap stocks with aggressive growth expectations, and the stock market punished most stocks with these qualities. In addition, the best-performing sectors in the benchmark - transportation, consumer staples and energy - were the most conservative from a growth perspective. The Fund suffered from lack of exposure to transportation and consumer staples, as we tend to avoid cyclical stocks such as these.

Minimal exposure to financial services, such as banks, specialty finance and insurance companies, had the largest negative effect on relative performance. As an aggressive growth fund, we do not focus on banks and other companies that we consider to be conservative, lower-growth stories.

Underweight positions in retail and materials stocks also hurt performance, as did an over-weight in commercial services. In energy, the Fund was overweight in one of the best-performing sectors, but our selections in equipment and services, exploration and production did not perform as well as the stocks in the benchmark.

However, performance relative to the benchmark benefited from good stock selection in health care, which focused on services and underweighted drugs and biotechnology. Investing in names not in the benchmark, including Weight Watchers International and Advisory Board Co., was another positive, as was our avoidance of utilities, especially telecom carriers and cable TV operators. Top stock performers included CACI International and L-3 Communications Holdings, both of which are defense related, and Career Education Corp., a leading operator of post-secondary schools.

Q: WHAT CHANGES WERE MADE TO THE PORTFOLIO OVER THE PERIOD?

A: We positioned the Fund for what we feel will be the eventual recovery of growth stocks while adjusting for potentially sustained weakness in several growth-oriented industries. We reduced exposure to companies with debt on the balance sheet and high P/E and price/book value ratios. We increased exposure to small-cap stocks, dividing the portfolio more evenly between small- and mid-cap holdings. On a sector level, we increased exposure to consumer discretionary, technology hardware and health care services. Exposure to software, telecom equipment and services, financial data processors, financial information services, drugs, biotech and medical devices was reduced.

Q: WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE REST OF THE YEAR?

A: We believe that recent market behavior is understandable in the wake of an economic recession and a steady flow of shocking news events. We also believe that a recovery - of the global economy, of the American psyche, of investor confidence - will restore the conditions necessary for our aggressive growth investing style to work. Going forward, we are maintaining our focus on companies that have, in our view, above average growth prospects while taking a more conservative stance regarding sector weightings and valuations. We believe that these steps will have the Fund well-positioned for the remainder of 2002.

--------------------------------------------------------------------------------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30, 2002

SHARE CLASS/                                                                           SINCE
NASDAQ SYMBOL                                      1 YEAR     5 YEARS    10 YEARS    INCEPTION
------------                                      -------     -------    --------    ---------
A SHARES        w/Reimb. & 5.75% sales charge     (47.27%)    (6.73%)       N/A        6.24%
IVEGX           w/o Reimb. & 5.75% sales charge   (47.27%)    (6.73%)       N/A        6.23%

B SHARES        w/Reimb. & w/ CDSC                (47.31%)    (6.74%)       N/A        2.04%
IVEBX           w/Reimb. & w/o CDSC               (44.54%)    (6.36%)       N/A        2.04%
                w/o Reimb. & w/CDSC               (47.31%)    (6.74%)       N/A        2.03%
                w/o Reimb. & w/o CDSC             (44.54%)    (6.36%)       N/A        2.03%

C SHARES        w/Reimb. & w/ CDSC                (45.09%)    (6.33%)       N/A       (6.27%)
IVGEX           w/Reimb. & w/o CDSC               (44.54%)    (6.33%)       N/A       (6.27%)
                w/o Reimb. & w/CDSC               (45.09%)    (6.33%)       N/A       (6.27%)
                w/o Reimb. & w/o CDSC             (44.54%)    (6.33%)       N/A       (6.27%)

ADVISOR SHARES  w/Reimb.                          (43.97%)      N/A         N/A       (8.44%)
IVEVX           w/o Reimb.                        (43.97%)      N/A         N/A       (8.44%)

CDSC = Contingent Deferred Sales Charge

Advisor Class Shares are not subject to an initial sales charge or a CDSC.
Class A commenced operations March 3, 1993 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30,
1993); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 18, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Emerging Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


                  SECTOR BREAKDOWN                6/30/02



                                                 % of Total Net Assets
                                                 ---------------------
                  1.  Consumer Discretionary                      28.9%
                  2.  Healthcare                                  27.6%
                  3.  Technology                                  22.1%
                  4.  Energy                                      11.1%
                  5.  Financial Services                           5.4%
                  6.  Producer Durables                            2.5%
                  7.  Utilities                                    1.1%
                  8.  Other                                        0.2%



                 TOP 10 HOLDINGS                         6/30/02


                 Security                                  % of Total Net Assets
                 --------                                  ---------------------
                  1.  CACI International, Inc.                               2.7%
                  2.  Weight Watchers International                          2.6%
                  3.  United Surgical Partners Int'l, Inc.                   2.6%
                  4.  AmSurg Corp.                                           2.3%
                  5.  Integra LifeSciences Holdings                          1.8%
                  6.  University of Phoenix Online                           1.8%
                  7.  Copart, Inc.                                           1.8%
                  8.  Career Education Corporation                           1.7%
                  9.  Concord EFS, Inc.                                      1.7%
                 10.  Spinnaker Exploration Company                          1.7%

PERFORMANCE OVERVIEW

         Performance Comparison of the Fund Since Inception (4/93) of a
                               $10,000 Investment
             (Class A shares including 5.75% maximum sales charge)

                                                      IVYEGF            R2500 GROWTH
                                                      ------            ------------
  30-Apr-93 ............................                9425               10000
  31-May-93 ............................               10304               10616
  30-Jun-93 ............................               11176               10642
  31-Jul-93 ............................               11492               10650
  31-Aug-93 ............................               12785               11211
  30-Sep-93 ............................               13574               11499
  31-Oct-93 ............................               13786               11726
  30-Nov-93 ............................               13377               11300
  31-Dec-93 ............................               13698               11797
  31-Jan-94 ............................               14181               12137
  28-Feb-94 ............................               14137               12158
  31-Mar-94 ............................               13465               11451
  30-Apr-94 ............................               13113               11438
  31-May-94 ............................               12723               11208
  30-Jun-94 ............................               11811               10710
  31-Jul-94 ............................               11949               10943
  31-Aug-94 ............................               13285               11747
  30-Sep-94 ............................               13792               11742
  31-Oct-94 ............................               14123               11944
  30-Nov-94 ............................               13601               11415
  31-Dec-94 ............................               14148               11646
  31-Jan-95 ............................               14165               11532
  28-Feb-95 ............................               14682               12159
  31-Mar-95 ............................               15385               12631
  30-Apr-95 ............................               15217               12774
  31-May-95 ............................               15520               12970
  30-Jun-95 ............................               16719               13757
  31-Jul-95 ............................               18144               14842
  31-Aug-95 ............................               18782               14966
  30-Sep-95 ............................               19877               15286
  31-Oct-95 ............................               19278               14746
  30-Nov-95 ............................               19987               15349
  31-Dec-95 ............................               20101               15553
  31-Jan-96 ............................               20034               15601
  29-Feb-96 ............................               20917               16287
  31-Mar-96 ............................               21649               16641
  30-Apr-96 ............................               24772               17780
  31-May-96 ............................               25571               18415
  30-Jun-96 ............................               24031               17491
  31-Jul-96 ............................               20975               15753
  31-Aug-96 ............................               22757               16838
  30-Sep-96 ............................               24897               17732
  31-Oct-96 ............................               23490               17180
  30-Nov-96 ............................               23290               17810
  31-Dec-96 ............................               23824               17897
  31-Jan-97 ............................               24784               18432
  28-Feb-97 ............................               22387               17624
  31-Mar-97 ............................               20027               16465
  30-Apr-97 ............................               19237               16539
  31-May-97 ............................               22585               18521
  30-Jun-97 ............................               23267               19141
  31-Jul-97 ............................               24766               20356
  31-Aug-97 ............................               24883               20852
  30-Sep-97 ............................               26992               22325
  31-Oct-97 ............................               25170               20932
  30-Nov-97 ............................               24658               20611
  31-Dec-97 ............................               24838               20538
  31-Jan-98 ............................               24461               20269
  28-Feb-98 ............................               26481               22009
  31-Mar-98 ............................               27621               22827
  30-Apr-98 ............................               28141               23034
  31-May-98 ............................               26095               21555
  30-Jun-98 ............................               27208               21713
  31-Jul-98 ............................               25772               20096
  31-Aug-98 ............................               19928               15530
  30-Sep-98 ............................               22360               16891
  31-Oct-98 ............................               23474               18032
  30-Nov-98 ............................               26517               19315
  31-Dec-98 ............................               29308               21174
  31-Jan-99 ............................               30996               21787
  28-Feb-99 ............................               26687               20019
  31-Mar-99 ............................               27657               20951
  30-Apr-99 ............................               27800               22623
  30-May-99 ............................               27432               22857
  30-Jun-99 ............................               30260               24472
  31-Jul-99 ............................               29227               23973
  31-Aug-99 ............................               29649               23455
  30-Sep-99 ............................               31472               23623
  31-Oct-99 ............................               34371               24773
  30-Nov-99 ............................               39936               27698
  31-Dec-99 ............................               47618               32922
  31-Jan-00 ............................               47175               32739
  29-Feb-00 ............................               58010               41136
  31-Mar-00 ............................               55593               37909
  30-Apr-00 ............................               46309               34215
  31-May-00 ............................               42261               31169
  30-Jun-00 ............................               49521               35290
  31-Jul-00 ............................               45725               32398
  31-Aug-00 ............................               50629               36621
  30-Sep-00 ............................               48142               34252
  31-Oct-00 ............................               41536               32134
  30-Nov-00 ............................               30752               26012
  31-Dec-00 ............................               35330               27625
  31-Jan-01 ............................               36275               29414
  28-Feb-01 ............................               31052               24875
  31-Mar-01 ............................               27264               22123
  30-Apr-01 ............................               31880               25495
  31-May-01 ............................               31554               26234
  30-Jun-01 ............................               31146               26847
  31-Jul-01 ............................               28150               24850
  31-Aug-01 ............................               25096               23197
  30-Sep-01 ............................               20189               19564
  31-Oct-01 ............................               21634               21494
  30-Nov-01 ............................               23010               23351
  31-Dec-01 ............................               23499               24632
31-Jan-2002 ............................               21996               23579
28-Feb-2002 ............................               19932               22123
31-Mar-2002 ............................               21646               23905
30-Apr-2002 ............................               19956               23111
31-May-2002 ............................               18953               21947
30-Jun-2002 ............................               17426               19929


The Russell 2500 Growth Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

The top 10 holdings and the sector breakdown are as of 6/30/02 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

An interview with Richard Gluck, senior vice president and head of the Ivy Funds fixed-income team. He is the lead manager of Ivy Bond Fund.

                                LIPPER CATEGORY

                                 Corporate Debt
                                    BBB-Rated

"In the months ahead, we are focusing on quality issuers while keeping a keen eye out for sectors that we feel are poised to outperform."

IVY BOND FUND

THE FUND'S GOAL: TO PROVIDE A HIGH LEVEL OF CURRENT INCOME BY INVESTING AT LEAST 65% OF THE FUND'S TOTAL ASSETS IN BONDS RATED IN THE FOUR HIGHEST RATINGS CATEGORIES USED BY MOODY'S INVESTOR SERVICES AND STANDARD AND POOR'S CORPORATION.

Q: RICHARD, HOW DID IVY BOND FUND PERFORM IN THE FIRST HALF OF 2002?

A: For the six-month period ending June 30, 2002, Ivy Bond Fund returned 3.65%. The Fund outperformed its benchmark, the Lehman Brothers US Credit Index, which returned 2.62%, as well as its peer group (as measured by the Lipper Corporate Debt BBB-Rated Funds average), which returned 1.64%.

Q: HOW WERE MARKET CONDITIONS DURING THE PERIOD?

A: Corporate bonds outperformed equities in the first half of 2002, but a sluggish economy and accounting concerns negatively affected the market. Ratings agencies downgraded many corporate issues as they reassessed credit risk, and many fixed-income investors turned away from riskier issues and focused on preservation of capital.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: Our avoidance of companies such as WorldCom and Tyco was the largest factor contributing to outperformance. An underweight in the troubled telecom sector also helped. Fortunately, we did not hold the hardest-hit names, focusing instead on companies with stronger fundamentals such as Verizon and Poland's Telekomunikacja Polska, one of central Europe's largest telecom operators.

A significant overweight in the home construction sector, which did well in the first half of the year, also contributed positively to performance. Top performers in this area were Pulte and Centex, two of the leading US-based homebuilders. The packaging sector did very well in this period, and the Fund benefited from holding International Paper. In addition, Tenet Health Care Corporation and McKesson, two of the largest healthcare-related companies in the US, contributed positively to performance.

Finally, REITs (real estate investment trusts) outperformed over the period, probably due to the fact that their relatively mundane set of holdings - buildings and land - is not subject to much accounting "interpretation." REIT holdings such as Storage USA, BRE Properties and Equity Office Properties did well.

On the negative side, holdings in media and cable did poorly, and AOL in particular had a negative effect on performance. TCI, a subsidiary of AT&T, also underperformed. Some of the Fund's Mexican bonds were hurt by the crisis in emerging markets, and Corporacion Durango, a leading producer of packaging, was hit the hardest. However, two other Mexican holdings - Petroleos Mexicanos (PEMEX) and Grupo Televisa - did well.

Q: WHAT CHANGES WERE MADE TO THE PORTFOLIO OVER THE PERIOD?

A: In the beginning of the year, we significantly reduced the Fund's exposure to US government agency bonds in favor of corporate issues. We also sold a number of positions, such as Wal-Mart and CIT (the financing arm of Tyco) and added names such as Key Energy Services, a market leader that services oil and gas rigs, and US Bank. Other than the reduction in US agency debt, however, the allocation among different types of debt securities remained roughly the same. The vast majority of the Fund was concentrated in high-quality US corporate debt. High-yield bonds comprised approximately 8% of the portfolio, while international bonds held steady at 9%.

Q: WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE REST OF THE YEAR?

A: Corporate bonds may face a challenging time during the rest of the year as a result of continued uncertainty about the accuracy of corporate earnings. As a result, we are focusing on what we believe are strong companies with good operating profiles. Regarding interest rates, we believe that the Federal Reserve won't raise rates until later in the year. Its decision will depend on expectations of economic recovery and the performance of the stock market. In this uncertain environment, we will continue to focus on quality issuers while keeping a keen eye out for sectors that we feel are poised to outperform. We believe that this strategy will have the Fund well-positioned for the remainder of 2002.

--------------------------------------------------------------------------------
Performance cited is for Class A shares at net asset value. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING JUNE 30, 2002

SHARE CLASS/                                                                              SINCE
NASDAQ SYMBOL                                    1 YEAR    5 YEARS       10 YEARS       INCEPTION
-------------                                    ------    -------       --------       ---------
A SHARES        w/Reimb. & 4.75% sales charge     2.87%      1.75%         5.46%          6.77%
MCFIX           w/o Reimb. & 4.75% sales charge   2.87%      1.75%         5.46%          1.87%

B SHARES        w/Reimb. & w/ CDSC                1.67%      1.47%         N/A            4.20%
IVBBX           w/Reimb. & w/o CDSC               6.67%      1.85%         N/A            4.20%
                w/o Reimb. & w/CDSC               1.67%      1.47%         N/A            4.20%
                w/o Reimb. & w/o CDSC             6.67%      1.85%         N/A            4.20%

C SHARES        w/Reimb. & w/ CDSC                5.68%      1.87%         N/A            3.69%
IVBCX           w/Reimb. & w/o CDSC               6.68%      1.87%         N/A            3.69%
                w/o Reimb. & w/CDSC               5.68%      1.87%         N/A            3.69%
                w/o Reimb. & w/o CDSC             6.68%      1.87%         N/A            3.69%

ADVISOR SHARES  w/Reimb.                          8.22%       N/A          N/A            1.72%
IVBVX           w/o Reimb.                        8.22%       N/A          N/A           (0.35%)

CDSC = Contingent Deferred Sales Charge
Advisor Class Shares are not subject to an initial sales charge or a CDSC. Class A commenced operations September 6, 1985; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations January 20, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Bond Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.


                  CREDIT QUALITY           6/30/02

                                   % of Total Investments
                                   ----------------------
                  1.  BBB                           65.2%
                  2.  A                             15.3%
                  3.  AA                             8.1%
                  4.  BB                             7.1%
                  5.  AAA                            3.0%
                  6.  B                              1.3%



               TOP 10 HOLDINGS                          6/30/02


               Security                           % of Total Net Assets
               --------                           ---------------------
               1.  Storage USA Partnership L.P.                     5.0%
               2.  Northrop Grumman Corp.                           4.2%
               3.  RJ Reynolds Tobacco Holdings Inc.                3.9%
               4.  BRE Properties Inc.                              3.9%
               5.  Spieker Properties                               3.8%
               6.  Tele Communications Inc.                         3.7%
               7.  TE Products Pipeline Co.                         3.7%
               8.  Time Warner Inc.                                 3.0%
               9.  Indiantown Cogeneration                          2.9%
              10.  Delta Air Lines                                  2.9%

PERFORMANCE OVERVIEW

       10-Year Performance Comparison of a $10,000 Investment in the Fund
              (Class A shares including 4.75% maximum sales charge)

      30-Jun-92 ........................                9525               10000
      31-Jul-92 ........................                9860               10267
      31-Aug-92 ........................                9975               10347
      30-Sep-92 ........................               10033               10472
      31-Oct-92 ........................                9856               10286
      30-Nov-92 ........................                9855               10302
      31-Dec-92 ........................               10049               10492
      31-Jan-93 ........................               10308               10737
      28-Feb-93 ........................               10539               10983
      31-Mar-93 ........................               10640               11022
      30-Apr-93 ........................               10679               11107
      31-May-93 ........................               10781               11120
      30-Jun-93 ........................               11076               11390
      31-Jul-93 ........................               11151               11472
      31-Aug-93 ........................               11452               11757
      30-Sep-93 ........................               11483               11786
      31-Oct-93 ........................               11596               11845
      30-Nov-93 ........................               11489               11699
      31-Dec-93 ........................               11601               11768
      31-Jan-94 ........................               11887               11997
      28-Feb-94 ........................               11675               11713
      31-Mar-94 ........................               11311               11354
      30-Apr-94 ........................               11176               11245
      31-May-94 ........................               11156               11203
      30-Jun-94 ........................               11077               11176
      31-Jul-94 ........................               11246               11458
      31-Aug-94 ........................               11333               11471
      30-Sep-94 ........................               11193               11257
      31-Oct-94 ........................               11172               11231
      30-Nov-94 ........................               11139               11213
      31-Dec-94 ........................               11125               11305
      31-Jan-95 ........................               11141               11545
      28-Feb-95 ........................               11356               11878
      31-Mar-95 ........................               11372               11975
      30-Apr-95 ........................               11703               12177
      31-May-95 ........................               12152               12751
      30-Jun-95 ........................               12232               12866
      31-Jul-95 ........................               12300               12809
      31-Aug-95 ........................               12460               13015
      30-Sep-95 ........................               12615               13170
      31-Oct-95 ........................               12693               13341
      30-Nov-95 ........................               12837               13596
      31-Dec-95 ........................               13062               13820
      31-Jan-96 ........................               13207               13910
      29-Feb-96 ........................               13002               13579
      31-Mar-96 ........................               12931               13463
      30-Apr-96 ........................               12911               13352
      31-May-96 ........................               13042               13328
      30-Jun-96 ........................               13205               13524
      31-Jul-96 ........................               13257               13550
      31-Aug-96 ........................               13243               13508
      30-Sep-96 ........................               13595               13795
      31-Oct-96 ........................               13874               14171
      30-Nov-96 ........................               14186               14474
      31-Dec-96 ........................               14115               14274
      31-Jan-97 ........................               14238               14294
      28-Feb-97 ........................               14448               14354
      31-Mar-97 ........................               14212               14131
      30-Apr-97 ........................               14386               14345
      31-May-97 ........................               14587               14507
      30-Jun-97 ........................               14854               14713
      31-Jul-97 ........................               15451               15251
      31-Aug-97 ........................               15239               15026
      30-Sep-97 ........................               15546               15289
      31-Oct-97 ........................               15661               15483
      30-Nov-97 ........................               15704               15570
      31-Dec-97 ........................               15791               15735
      31-Jan-98 ........................               15956               15922
      28-Feb-98 ........................               15956               15917
      31-Mar-98 ........................               16007               15975
      30-Apr-98 ........................               16058               16076
      31-May-98 ........................               16116               16267
      30-Jun-98 ........................               16154               16387
      31-Jul-98 ........................               16118               16372
      31-Aug-98 ........................               15681               16448
      30-Sep-98 ........................               15740               16981
      31-Oct-98 ........................               15379               16719
      30-Nov-98 ........................               15910               17034
      31-Dec-98 ........................               15791               17084
      31-Jan-99 ........................               15721               17253
      28-Feb-99 ........................               15242               16843
      31-Mar-99 ........................               15476               16963
      30-Apr-99 ........................               15524               17012
      31-May-99 ........................               15361               16785
      30-Jun-99 ........................               15287               16697
      31-Jul-99 ........................               15214               16605
      31-Aug-99 ........................               15039               16564
      30-Sep-99 ........................               15084               16744
      31-Oct-99 ........................               14986               16821
      30-Nov-99 ........................               14954               16839
      31-Dec-99 ........................               14817               16750
      31-Jan-00 ........................               14796               16691
      29-Feb-00 ........................               14961               16846
      31-Mar-00 ........................               15227               16989
      30-Apr-00 ........................               14658               16840
      31-May-00 ........................               14347               16777
      30-Jun-00 ........................               14615               17199
      31-Jul-00 ........................               14814               17407
      30-Aug-00 ........................               15009               17634
      30-Sep-00 ........................               15000               17726
      31-Oct-00 ........................               14973               17744
      30-Nov-00 ........................               14979               17974
      31-Dec-00 ........................               15096               17772
      31-Jan-01 ........................               15403               18259
      28-Feb-01 ........................               15549               18418
      31-Mar-01 ........................               15629               18532
      30-Apr-01 ........................               15513               18466
      31-May-01 ........................               15652               18636
      30-Jun-01 ........................               15748               18729
      31-Jul-01 ........................               16166               19218
      31-Aug-01 ........................               16403               19475
      30-Sep-01 ........................               16224               19446
      31-Oct-01 ........................               16559               19928
      30-Nov-01 ........................               16434               19755
      31-Dec-01 ........................               16409               19618
    31-Jan-2002 ........................               16569               19785
    28-Feb-2002 ........................               16666               19936
    31-Mar-2002 ........................               16446               19567
    30-Apr-2002 ........................               16796               19839
    31-May-2002 ........................               16924               20101
    30-Jun-2002 ........................               17009               20133

The Lehman Brothers US Credit Index is an unmanaged index which, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.

The top 10 holdings and the credit quality distribution are as of 6/30/02 and may not be representative of the Fund's current or future investments.

                                    [PHOTO]

An interview with Richard Gluck, senior vice president and head of the Ivy Funds fixed-income team. He is the lead manager of Ivy Money Market Fund.

The Fund's management team actively monitors the portfolio on a daily basis, while searching out attractive investments within the money market universe to provide investors with a competitive yield.

IVY MONEY MARKET FUND

THE FUND'S GOAL: TO OBTAIN AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY BY INVESTING IN HIGH
QUALITY, SHORT-TERM SECURITIES.

INVESTMENT STRATEGY

In pursuit of its objective, Ivy Money Market Fund invests in money market instruments maturing within 13 months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less.

While there are no guarantees, the Fund's emphasis on securities with relatively short-term maturities is designed to enable the Fund to maintain a constant net asset value of $1.00 per share. However, it is important to note that the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Thus, although the Fund manager seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO HOLDINGS

The Fund's portfolio includes debt securities issued or guaranteed by the US government.

CREDIT QUALITY

The value of the Ivy Money Market Fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issue-specific, political or economic developments. The Fund's debt investments are required to present minimal credit risk and be included in one of the two highest short-term rating categories that apply to debt securities.

Within this environment, the Fund's manager actively monitors the portfolio on a daily basis, while searching out attractive investments within the money market universe to provide investors with a competitive yield.

--------------------------------------------------------------------------------
The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

"One sees great things from the valley, but only small things from the peak."

                                                               - G.K. Chesterton

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY CUNDILL GLOBAL VALUE FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 55.7%
------------------------------
EUROPE - 5.9%
------------------------------
SWITZERLAND - 3.5%
Sulzer AG                            1,200      $        254,813
                                                ----------------
UNITED KINGDOM - 2.4%
Cable & Wireless plc                66,000               168,011
                                                ----------------
FAR EAST - 35.6%
------------------------------
HONG KONG - 5.2%
First Pacific Company Ltd.       1,500,000               280,780
Jardine Strategic Holdings
  Limited                           32,000                93,440
                                                ----------------
                                                         374,220
                                                ----------------
INDIA - 2.7%
Videsh Sanchar Nigam Ltd.           31,000               189,100
                                                ----------------
JAPAN - 25.6%
Coca-Cola West Japan Company
  Limited                           11,000               205,580
Daiichi Pharmaceutical Co.,
  Ltd.                               4,000                73,088
Fast Retailing Co. Ltd.             10,000               216,927
Lion Corporation                    80,000               285,009
Mitsui Marine and Fire
  Insurance Company, Ltd.           13,000                69,959
Nikko Cordial Corporation           53,000               267,529
Nippon Broadcasting System,
  Incorporated                       3,000               110,132
NIPPONKOA Insurance Company,
  Limited                           28,000               110,966
Sankyo Company, Ltd.                21,000               285,593
Shiseido Company, Limited            5,000                66,663
Tokyo Broadcasting System,
  Inc.                               6,000               134,411
                                                ----------------
                                                       1,825,857
                                                ----------------
SINGAPORE - 0.5%
DelGro Corporation Limited          28,000                32,490
                                                ----------------
SOUTH KOREA - 1.6%
Korea Tobacco & Ginseng
  Corporation (KT&G)                 9,000               116,711
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
LATIN AMERICA - 0.6%
------------------------------
ARGENTINA - 0.6%
Grupo Financiero Galicia S.A.       80,000      $         41,600
                                                ----------------
NORTH AMERICA - 13.6%
------------------------------
CANADA - 8.5%
Brascan Corporation                 10,000               230,063
Teck Cominco Limited Class B        28,000               253,141
Torstar Corporation CL B             7,700               122,014
                                                ----------------
                                                         605,218
                                                ----------------
UNITED STATES - 5.1%
IDT Corporation                      9,000               144,900
Liberty Media Corporation(a)        23,000               218,500
                                                ----------------
                                                         363,400
                                                ----------------
TOTAL INVESTMENTS - 55.7%
  (Cost - $3,785,335) (c)                       $      3,971,420
OTHER ASSETS, LESS LIABILITIES - 44.3%                 3,163,880
                                                ----------------
NET ASSETS - 100%                               $      7,135,300
                                                ================
Other Information:
As of June 30, 2002, net unrealized
appreciation based on cost for financial
statement and Federal income tax purposes
is
as follows:
  Gross unrealized appreciation                 $        385,760
  Gross unrealized depreciation                         (199,675)
                                                ----------------
    Net unrealized appreciation                 $        186,085
                                                ================

Purchases and sale proceeds of securities other than short-term obligations aggregated $2,575,862 and $437,556, respectively, for the period ended June 30, 2002.

    Forward foreign currency contracts at June 30, 2002 were:

                                                    CONTRACTS TO SELL
                                          -------------------------------------      UNREALIZED
                        SETTLEMENT          LOCAL        VALUE      IN EXCHANGE    APPRECIATION/
    CURRENCY               DATE            CURRENCY     IN U.S.$     FOR U.S.$     (DEPRECIATION)
-------------------------------------------------------------------------------------------------
British Pound       September 11, 2002        37,182     54,000        56,422         $ (2,422)
British Pound       January 8, 2003           35,874     52,000        54,018           (2,018)
Hong Kong Dollar    January 8, 2003          554,943     71,000        71,139             (139)
Hong Kong Dollar    January 8, 2003           39,091      5,000         5,011              (11)
Hong Kong Dollar    January 8, 2003          156,236     20,000        20,028              (28)
Hong Kong Dollar    January 8, 2003          125,024     16,000        16,027              (27)
Hong Kong Dollar    January 8, 2003          132,697     17,000        17,011              (11)
Hong Kong Dollar    January 8, 2003          374,376     48,000        47,992                8
Japanese Yen        September 11, 2002    56,470,320    428,000       472,928          (44,928)
Japanese Yen        September 11, 2002    20,022,210    157,000       167,682          (10,682)
Japanese Yen        January 8, 2003       63,760,770    513,000       537,687          (24,687)
Singapore Dollar    January 8, 2003           55,072     31,000        31,339             (339)
South Korean Won    January 8, 2003       82,236,000     66,000        67,144           (1,144)
South Korean Won    January 8, 2003       49,101,000     39,000        40,090           (1,090)
Swiss Franc         September 11, 2002        62,822     37,000        42,254           (5,254)
Swiss Franc         January 8, 2003           61,035     39,000        41,132           (2,132)
                                                                                      --------
Net unrealized depreciation on open forward foreign currency contracts                $(94,904)
                                                                                      ========

 36         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)

IVY DEVELOPING MARKETS FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 99.1%
------------------------------
AFRICA - 8.1%
------------------------------
SOUTH AFRICA - 8.1%
Nedcor Limited                       8,400      $         95,328
Standard Bank Group Limited         45,067               139,883
South African Breweries plc         25,000               196,256
                                                ----------------
                                                         431,467
                                                ----------------
EUROPE - 7.6%
------------------------------
HUNGARY - 2.7%
Magyar Tavkozlesi Rt                23,600                75,499
OTP Bank Rt                          9,000                70,800
                                                ----------------
                                                         146,299
                                                ----------------
POLAND - 3.4%
Bank Pekao S.A.                      4,700               107,966
Telekomunikacja Polska S.A.
  (a)                               28,200                76,804
                                                ----------------
                                                         184,770
                                                ----------------
RUSSIA - 1.5%
LUKOIL                               1,200                77,910
                                                ----------------
FAR EAST - 46.7%
------------------------------
HONG KONG - 8.0%
China Mobile (Hong Kong) Ltd.
  (a)                               38,300               113,431
Esprit Holdings Limited             60,000               115,004
Sun Hung Kai Properties Ltd.        27,000               205,104
                                                ----------------
                                                         433,539
                                                ----------------
INDIA - 2.4%
Hero Honda Motors Ltd.              20,700               130,661
                                                ----------------
SOUTH KOREA - 25.4%
Hyundai Motor Co., Ltd.              4,800               144,244
Kookmin Bank                         4,640               225,258
Korea Telecom Corporation            3,300               132,498
LG Chem Limited                      3,600               130,179
POSCO                                2,520               279,660
Samsung Electronics                    970               265,287
SK Telecom Co., Ltd.                   830               185,945
                                                ----------------
                                                       1,363,071
                                                ----------------
TAIWAN - 10.9%
Asustek Computer Inc. (a)           24,000                72,196
Formosa Plastic Corporation         74,000                88,821
Hon Hai Precision Industry
  Co., Ltd.                         26,400               107,863
Taiwan Semiconductor
  Manufacturing Company (a)         96,360               196,130
United Microelectronics
  Corporation (a)                   98,925               118,738
                                                ----------------
                                                         583,748
                                                ----------------
LATIN AMERICA - 35.5%
------------------------------
BRAZIL - 12.6%
Cia Brasileira de Distribuicao
  Grupo Pao de Acucar            3,498,100                61,975
Cia Vale do Rio Doce -
  Preferred A (with 13,300
  non-tradeable debentures(d))       6,700               171,589
Embraer Brasileira de
  Aeronautica S.A. (Embraer)         7,553               161,634


NAME OF SECURITY                    SHARES                 VALUE
Petroleo Brasileiro
  S.A. - Petrobras                   9,143      $        157,493
Tele Norte Leste Participacoes
  S.A.                              12,406               123,439
                                                ----------------
                                                         676,130
                                                ----------------
CHILE - 1.6%
Antofagasta plc                      9,663                88,230
                                                ----------------
MEXICO - 19.3%
America Movil S.A. de C.V.           6,900                92,460
Cemex S.A. De C.V.                  34,955               185,237
Fomento Economico Mexicano,
  S.A. Sponsored ADR                 6,100               239,242
Grupo Financiero Banorte S.A.
  de C.V. (a)                       58,580               135,189
Grupo Financiero BBVA
  Bancomer, S.A. de C.V. (GFB)
  (a)                              160,000               130,804
Telefonos de Mexico S.A. Class
  L - ADR                            5,300               170,024
Tubos de Acero de Mexico S.A.
  (TAMSA) Sponsored ADR              9,000                82,800
                                                ----------------
                                                       1,035,756
                                                ----------------
PERU - 2.0%
Cia de Minas Buenaventura S.A.
  Sponsored ADR                      4,200               107,520
                                                ----------------
MIDDLE EAST - 1.2%
------------------------------
ISRAEL - 1.2%
Check Point Software
  Technologies Ltd. (a)              4,700                63,732
                                                ----------------
TOTAL INVESTMENTS - 99.1%
  (Cost - $5,386,504) (c)                       $      5,322,833
OTHER ASSETS, LESS LIABILITIES - 0.9%                     48,501
                                                ----------------
NET ASSETS - 100%                               $      5,371,334
                                                ================

Other Information:
At June 30, 2002, net unrealized
depreciation based on cost for financial
statement and Federal income tax purposes
is as follows:
  Gross unrealized appreciation                 $        815,181
  Gross unrealized depreciation                         (878,852)
                                                ----------------
    Net unrealized depreciation                 $        (63,671)
                                                ================

Purchases and sales proceeds of securities other than short-term obligations aggregated $2,188,248 and $2,180,997, respectively, for the period ended June 30, 2002.

IVY EUROPEAN OPPORTUNITIES FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 97.6%
------------------------------
EUROPE - 97.0%
------------------------------
AUSTRIA - 0.0%
Yline Internet Business
  Services AG (a)(d)                26,940      $             --
                                                ----------------
DENMARK - 1.2%
ISS A/S (a)                         22,000             1,161,178
                                                ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          37

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY EUROPEAN OPPORTUNITIES FUND (CONTINUED)
NAME OF SECURITY                    SHARES                 VALUE
FINLAND - 2.0%
M-real Oyj                         200,000      $      1,933,770
                                                ----------------
FRANCE - 12.5%
Cie Francaise d'Etudes et de
  Construction (Technip SA)         21,500             2,263,538
Essilor International SA            50,000             2,033,026
JC Decaux SA (a)                   182,057             2,463,315
Lafarge                             15,000             1,496,252
Sagem SA - Preferred                50,000             2,617,206
Wanadoo (a)                        300,000             1,377,737
                                                ----------------
                                                      12,251,074
                                                ----------------
GERMANY - 1.7%
Porsche AG                           3,600             1,706,616
                                                ----------------
GREECE - 6.0%
Folli-Follie SA                    139,902             2,666,695
Hellenic Telecommunications
  Organization SA (OTE)            200,000             3,160,400
                                                ----------------
                                                       5,827,095
                                                ----------------
ITALY - 8.7%
Luxottica Group SpA                 60,000             1,140,000
Saipem SpA                         450,000             3,235,459
Telecom Italia SpA                 575,000             3,049,539
Tod's SpA                           25,000             1,086,388
                                                ----------------
                                                       8,511,386
                                                ----------------
LUXEMBOURG - 0.9%
Arcelor (a)                         60,000               851,530
                                                ----------------
NETHERLANDS - 18.8%
Buhrmann NV                        325,000             2,997,936
Fugro NV                            70,000             3,836,923
Hagemeyer NV                       182,078             2,517,547
IHC Caland NV                       51,000             3,049,835
Letsbuyit.com (a)                  718,500                10,644
Van der Moolen Holding NV           60,000             1,268,110
Vedior NV                          250,000             3,456,688
VNU NV (a)                          45,000             1,250,630
                                                ----------------
                                                      18,388,313
                                                ----------------
SPAIN - 5.7%
Altadis, S.A.                      165,000             3,405,825
Compania Espanola De
  Petroleos, S.A.                   89,615             1,536,464
Telepizza, S.A. (a)                541,919               620,847
                                                ----------------
                                                       5,563,136
                                                ----------------
SWITZERLAND - 3.9%
Converium Holding AG (a)            23,000             1,188,523
Kaba Holdings AG                     8,600             1,849,276
Tecan AG                            19,000               752,007
                                                ----------------
                                                       3,789,806
                                                ----------------
UNITED KINGDOM - 35.6%
British American Tobacco plc       400,000             4,283,339
British Sky Broadcasting Group
  plc (BSkyB") (a)                 250,000             2,398,899
Chubb Security                   1,250,000             3,010,532
easyJet plc (a)                    400,000               487,782
Future Network plc (a)             600,000               516,744
HBOS plc                           191,807             2,075,864
Imperial Tobacco Group plc (a)      60,000               948,432
Imperial Tobacco Group plc         150,000             2,428,242


NAME OF SECURITY                    SHARES                 VALUE
Johnston Press plc                 263,600      $      1,490,718
Kidde plc                        2,500,000             3,258,234
Michael Page International plc      87,180               210,618
MIH Ltd. (a)                       242,000             1,011,560
PHS Group plc                    1,997,374             2,983,744
Punch Taverns plc                  490,816             1,780,622
Royal Bank of Scotland Group
  plc                               81,174             2,301,474
Shell Transport & Trading Co.
  plc                              300,000             2,265,902
The Berkeley Group plc              68,000               751,490
William Hill plc                   239,406               967,068
Xstrata plc (a)                    120,000             1,553,892
                                                ----------------
                                                      34,725,156
                                                ----------------
MIDDLE EAST - 0.4%
------------------------------
ISRAEL - 0.4%
Oridion Systems Ltd. (a)            88,173               361,425
                                                ----------------
NORTH AMERICA - 0.0%
------------------------------
UNITED STATES - 0.0%
Global TeleSystems Group, Inc.
  (a)(d)                         3,400,000                    --
                                                ----------------

                                 PRINCIPAL
                                 ---------
FOREIGN CONVERTIBLE
  BONDS - 0.2%
------------------------------
VersaTel Telecom International
  NV, 4.00%, 3/30/2005 (f)      $  560,000      $         99,553
VersaTel Telecom International
  NV, 4.00%, 12/17/2004 (f)        630,000               111,996
                                                ----------------
                                                         211,549
                                                ----------------
TOTAL INVESTMENTS - 97.6%
  (Cost - $119,652,271) (c)                     $     95,282,034
OTHER ASSETS, LESS LIABILITIES - 2.4%                  2,318,100
                                                ----------------
NET ASSETS - 100%                               $     97,600,134
                                                ================
Other Information:
At June 30, 2002, net unrealized
depreciation based on cost for financial
statement and Federal income tax purposes
is as follows:
  Gross unrealized appreciation                 $     15,281,350
  Gross unrealized depreciation                      (39,651,587)
                                                ----------------
    Net unrealized depreciation                 $    (24,370,237)
                                                ================

Purchases and sales proceeds of securities other than short-term obligations aggregated $36,231,287 and $48,673,748, respectively, for the period ended June 30, 2002.

IVY GLOBAL FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 98.0%
------------------------------
EUROPE - 33.8%
------------------------------
FINLAND - 1.1%
Nokia Oyj                            2,000      $         29,274
Stora Enso Oyj                       3,000                42,043
                                                ----------------
                                                          71,317
                                                ----------------
FRANCE - 6.8%
Accor SA                               800                32,449
Aventis SA                             600                42,517

 38         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)


NAME OF SECURITY                    SHARES                 VALUE
AXA                                  2,400      $         43,898
Cie Francaise d'Etudes et de
  Construction (Technip SA)            226                23,793
LVMH Moet Hennessy Louis
  Vuitton SA                           875                44,073
Schneider SA                           950                51,087
Scor SA                                500                15,259
Societe Generale                     1,000                65,875
Societe Television Francaise 1       1,200                32,129
Thomson Multimedia (a)               1,300                30,750
TotalFinaElf - B Shares                300                48,710
                                                ----------------
                                                         430,540
                                                ----------------
GERMANY - 4.5%
Adidas-Salomon AG                      600                49,184
Allianz AG                             300                60,087
Bayer AG                             1,100                34,873
Deutsche Lufthansa AG                1,700                23,841
Medion AG                            1,000                36,443
SAP AG                                 200                19,753
Siemens AG                             422                25,319
Volkswagen AG Pfd                    1,200                38,636
                                                ----------------
                                                         288,136
                                                ----------------
ITALY - 1.7%
Assicurazioni Generali S.p.A.        1,300                30,814
Bulgart S.p.A.                       3,400                21,457
ENEL S.p.A.                          9,500                54,418
                                                ----------------
                                                         106,689
                                                ----------------
NETHERLANDS - 5.4%
Akzo Nobel NV                        1,226                53,385
ING Groep NV                         1,344                34,511
Koninklijke (Royal) KPN NV           5,200                24,343
Koninklijke (Royal) Philips
  Electronicas NV                    1,534                42,830
Koninklijke Ahold NV                 2,520                53,012
Royal Dutch Petroleum Company        1,000                55,702
Royal Dutch Petroleum Company
  Ny R                                 980                54,165
TPG NV                               1,200                27,104
                                                ----------------
                                                         345,052
                                                ----------------
NORWAY - 1.2%
Norsk Hydro A.S. Sponsored ADR         900                43,308
Norske Skogindustrier ASA            1,900                35,448
                                                ----------------
                                                          78,756
                                                ----------------
SPAIN - 0.7%
Amadeus Global Travel
  Distribution S.A.                  2,350                15,040
Iberdrola S.A.                       2,200                32,048
                                                ----------------
                                                          47,088
                                                ----------------
SWEDEN - 0.4%
Swedish Match AB                     3,169                26,207
                                                ----------------
SWITZERLAND - 3.0%
Credit Suisse Group                    950                30,163
Holcim Ltd.                            190                43,601
Novartis AG                            580                25,509
STMicroelectronics NV                1,454                35,376
UBS AG                               1,200                60,357
                                                ----------------
                                                         195,006
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
UNITED KINGDOM - 9.0%
Abbey National plc                   2,900      $         34,149
Amvescap plc                         3,000                24,374
BAE Systems plc                      8,580                43,879
BT Group plc                        11,072                42,531
Diageo plc                           6,736                87,379
Electronic Boutique plc              8,500                15,937
GlaxoSmithKline plc                  3,173                68,632
HBOS plc                             6,100                66,018
Rio Tinto plc Sponsored ADR            889                65,786
Royal Bank of Scotland Group
  plc                                2,037                 2,538
Unilever plc                         6,900                63,159
Vodafone AirTouch plc               44,779                61,432
                                                ----------------
                                                         575,814
                                                ----------------
FAR EAST - 11.4%
------------------------------
AUSTRALIA - 1.4%
BHP Ltd.                             9,385                54,266
National Australia Bank Ltd.         1,700                33,783
                                                ----------------
                                                          88,049
                                                ----------------
HONG KONG - 1.0%
Hang Seng Bank                       3,000                32,116
Sun Hung Kai Properties Ltd.         4,000                30,386
                                                ----------------
                                                          62,502
                                                ----------------
JAPAN - 7.6%
Asahi Glass Company, Ltd.            5,000                31,997
Canon Inc.                           1,000                37,795
Murata Manufacturing Company,
  Ltd.                                 400                25,697
Nikko Exchange Traded Index
  (a)                                1,016                89,515
Nintendo Co., Ltd.                     400                58,904
Nissan Motor Co., Ltd.               5,000                34,625
Nomura Holdings, Inc.                4,600                67,548
NTT DoCoMo, Inc.                        10                24,613
Sharp Corporation                    2,600                33,016
SMC Corporation                        300                35,468
Sony Corporation                       900                47,532
                                                ----------------
                                                         486,710
                                                ----------------
SOUTH KOREA - 1.0%
POSCO                                  300                33,293
Samsung Electronics                    110                30,084
                                                ----------------
                                                          63,377
                                                ----------------
TAIWAN - 0.4%
Taiwan Semiconductor
  Manufacturing Company (a)         13,200                26,867
                                                ----------------
LATIN AMERICA - 1.6%
------------------------------
BRAZIL - 0.3%
Tele Norte Leste Participacoes
  S.A.                               2,100                20,895
                                                ----------------
MEXICO - 1.3%
Fomento Economico Mexicano,
  S.A. Sponsored ADR                   600                23,532
Grupo Financiero BBVA
  Bancomer, S.A. de C.V. (GFB)
  (a)                               26,500                21,664
Telefonos de Mexico S.A. Class
  L - ADR                            1,050                33,684
                                                ----------------
                                                          78,880
                                                ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          39

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY GLOBAL FUND (CONTINUED)
NAME OF SECURITY                    SHARES                 VALUE
NORTH AMERICA - 51.2%
------------------------------
UNITED STATES - 51.2%
3M Co.                                 330      $         40,590
Air Products and Chemicals,
  Inc.                                 445                22,459
Alcoa Inc.                             820                27,183
American Express Company             1,015                36,865
American International Group,
  Inc.                               1,130                77,100
Analog Devices, Inc. (a)               420                12,474
Anheuser-Busch Companies, Inc.         610                30,500
Applied Materials, Inc. (a)          1,420                27,008
Bank of America Corporation            855                60,158
Bank One Corporation                 1,000                38,480
BB&T Corporation                       815                31,459
BellSouth Corporation                  830                26,145
Best Buy Co. (a)                       585                21,236
Cardinal Health, Inc.                  600                36,846
Carnival Corp                          795                22,014
Caterpillar Inc.                       490                23,986
Cendant Corporation (a)              1,210                19,215
ChevonTexaco Corporation               610                53,985
Cisco Systems, Inc. (a)              2,810                39,200
Citigroup Inc.                       2,180                84,475
Colgate-Palmolive Company              500                25,025
Comerica Incorporated                  385                23,639
Dell Computer Corporation (a)        1,635                42,739
Dollar Tree Stores, Inc. (a)           505                19,902
Dominion Resources, Inc.               445                29,459
Du Pont E.I. du Pont de
  Nemours and Company                  670                29,748
Eli Lilly and Company                  550                31,020
Exxon Mobil Corporation              3,015               123,374
Fannie Mae                             615                45,356
Fifth Third Bancorp                    605                40,323
First Data Corporation                 580                21,576
General Electric Company             3,545               102,982
General Motors Corporation             520                27,794
Harley-Davidson Inc.                   435                22,302
Home Depot, Inc.                       460                16,896
Honeywell International Inc.           840                29,593
Intel Corporation                    3,270                59,743
International Business
  Machines Corp.                       740                53,280
International Paper Company            655                28,545
ITT Industries, Inc.                   310                21,886
Johnson & Johnson                    1,450                75,777
Kimberly-Clark Corporation             505                31,310
KLA-Tencor Corporation (a)             250                10,998
Kohl's Corporation (a)                 370                25,930
Laboratory Corporation of
  America Holdings (a)                 535                24,423
Lehman Brothers Holdings Inc.          320                20,006
Lockheed Martin Corporation            580                40,310
Lowe's Companies, Inc.                 545                24,743
Maxim Integrated Products,
  Inc. (a)                             280                10,732


NAME OF SECURITY                    SHARES                 VALUE
Medtronic, Inc.                        695      $         29,781
Merck & Co., Inc.                      965                48,868
Merrill Lynch & Co., Inc.              455                18,428
Microchip Technology (a)               770                21,121
Microsoft Corporation (a)            2,465               133,406
Morgan Stanley                         600                25,848
Noble Corporation (a)                  415                16,019
PepsiCo, Inc.                        1,085                52,297
Pfizer Inc.                          2,505                87,675
Pharmacia Corporation                  675                25,279
Philip Morris Companies Inc.         1,225                53,508
Pulte Homes, Inc.                      355                20,405
S&P 500 Depository Receipts          1,270               125,628
SBC Communications Inc.              1,430                43,615
Schering-Plough Corporation            745                18,327
State Street Corporation               310                13,857
SunTrust Banks, Inc.                   420                28,442
Target Corporation                     565                21,527
Texas Instruments Inc.               1,250                29,625
The Boeing Company                     625                28,125
The Coca-Cola Company                1,150                64,400
The Procter & Gamble Company           700                62,510
The Southern Company                 1,205                33,017
The Walt Disney Company              1,735                32,792
Tiffany & Co.                          545                19,184
United Technologies
  Corporation                          495                33,610
UnitedHealth Group
  Incorporated                         295                27,007
Verizon Communications               1,160                46,574
Viacom Inc. Cl B (a)                   965                42,817
Walgreen Co.                           380                14,679
Wal-Mart Stores, Inc.                1,980               108,920
Washington Mutual, Inc.              1,055                39,151
Wells Fargo & Company                1,175                58,820
Wendy's International, Inc.            350                13,940
Wyeth                                  645                33,024
Xilinx, Inc. (a)                       550                12,336
                                                ----------------
                                                       3,275,351
                                                ----------------
TOTAL INVESTMENTS - 98.0%
  (Cost - $6,722,686) (c)                       $      6,267,236
OTHER ASSETS, LESS LIABILITIES - 2.0%                    130,726
                                                ----------------
NET ASSETS - 100%                               $      6,397,962
                                                ================
Other Information:
At June 30, 2002, net unrealized
depreciation based on cost for financial
statement and Federal Income tax purposes
is as follows:
  Gross unrealized appreciation                 $        505,260
  Gross unrealized depreciation                         (960,710)
                                                ----------------
    Net unrealized depreciation                 $       (455,450)
                                                ================

Purchases and sale proceeds of securities other than short-term obligations aggregated $2,621,629 and $3,321,413, respectively, for the period ended June 30, 2002.

 40         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)

    Forward foreign currency contracts at June 30, 2002 were:

                                           CONTRACTS TO SELL
                                 --------------------------------------
                 SETTLEMENT        LOCAL         VALUE      IN EXCHANGE     UNREALIZED
  CURRENCY          DATE          CURRENCY     IN U.S.$      FOR U.S.$     DEPRECIATION
---------------------------------------------------------------------------------------
Japanese Yen    July 12, 2002     6,549,262       50,425      54,679         $(4,254)
Japanese Yen    July 12, 2002     6,549,262       52,319      54,679          (2,360)
                                                                           ---------
Net unrealized depreciation on open forward foreign currency contracts       $(6,614)
                                                                           =========

IVY GLOBAL NATURAL RESOURCES FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 99.5%
------------------------------
ENERGY UTILITIES - 5.0%
El Paso Corporation                 15,000      $        309,150
Mirant Corporation (a)             204,000             1,489,200
                                                ----------------
                                                       1,798,350
                                                ----------------
INTEGRATED OIL & GAS - 4.9%
Hurricane Hydrocarbons Ltd.
  (a)                               65,000               598,334
Petroleo Brasileiro S.A. --
  Petrobras                         60,000             1,131,600
                                                ----------------
                                                       1,729,934
                                                ----------------
OIL & GAS DRILLING - 13.5%
ENSCO International
  Incorporated                      30,000               817,800
GlobalSantaFe Corporation           27,000               738,450
Noble Corporation (a)               18,000               694,800
Precision Drilling Corporation
  (a)                               45,000             1,556,621
Pride International, Inc. (a)       63,000               986,580
                                                ----------------
                                                       4,794,251
                                                ----------------
OIL & GAS EQUIPMENT &
  SERVICES - 16.6%
BJ Services Company (a)             12,000               406,560
National-Oilwell, Inc. (a)          46,000               968,300
NQL Drilling Tools Inc. (a)        275,000             1,681,581
Smith International, Inc. (a)       12,000               818,280
Trican Well Service Ltd. (a)       140,000             1,656,925
Weatherford International Ltd.
  (a)                                9,000               388,800
                                                ----------------
                                                       5,920,446
                                                ----------------
OIL & GAS EXPLORATION &
  PRODUCTION - 8.0%
Canadian Natural Resources
  Ltd.                              50,000             1,693,745
Chesapeake Energy Corporation
  (a)                               40,000               288,000
Nexen Inc.                          10,000               269,579
Ocean Energy, Inc.                  10,800               234,036
Talisman Energy Inc.                 8,000               359,000
                                                ----------------
                                                       2,844,360
                                                ----------------
OIL & GAS REFINING AND
  TRANSPORT - 6.4%
Stelmar Shipping Ltd. (a)           65,000               964,600
Valero Energy Corporation           35,000             1,309,700
                                                ----------------
                                                       2,274,300
                                                ----------------
ALTERNATE ENERGY - 5.5%
CONSOL Energy Inc.                  40,000               850,000
Peabody Energy Corporation          38,500             1,089,550
                                                ----------------
                                                       1,939,550
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
INDUSTRIAL MATERIALS - 4.0%
Cemex S.A. De C.V.                  31,510      $        830,604
Slater Steel, Inc. (a)              55,000               598,498
                                                ----------------
                                                       1,429,102
                                                ----------------
DIVERSIFIED METALS &
  MINING - 7.6%
Companhia Vale do Rio Doce
  (CVRD) (a)                        15,000               415,050
First Quantum Minerals Ltd.
  (a)                              110,000               311,002
Freeport-McMoRan Copper &
  Gold, Inc. (a)                    18,000               321,300
Inco Limited (a)                    10,000               224,540
Outokumpu Oyj                       45,000               542,206
Pechiney SA                         13,000               593,810
Umicore (a)                          7,000               302,114
                                                ----------------
                                                       2,710,022
                                                ----------------
PAPER AND FOREST
  PRODUCTS - 10.8%
Aracruz Celulose S.A.               25,000               500,000
Cascades Inc.                       45,500               504,695
Norske Skogindustrier ASA           27,000               503,729
Norske Skog Canada Limited (a)     100,000               486,557
Sappi Limited                       10,000               140,645
Sino-Forest Corp. (a)              400,000               294,564
Smufit-Stone Container
  Corporation (a)                   18,000               277,560
Votorantim Celulose e Papel
  S.A.                              60,000             1,134,000
                                                ----------------
                                                       3,841,750
                                                ----------------
PRECIOUS METALS &
  MINERALS - 14.6%
Aber Diamond Corporation (a)        18,000               320,970
Anglo American Platinum
  Corporation Limited               10,000               392,836
Cia de Minas Buenaventura S.A.
  Sponsored ADR                     11,000               281,600
Gabriel Resources Ltd. (a)         225,000               755,972
Gold Fields Limited                 22,500               265,819
Gold Fields Limited                  2,500                28,050
Impala Platinum Holdings
  Limited                           25,000             1,386,565
Mvelaphanda Resources Limited       10,820                20,780
Newmont Mining Corp                 20,000               526,600
Repadre Capital Corporation
  (a)                               82,500               428,532
Sons of Gwalia Limited             225,364               765,408
                                                ----------------
                                                       5,173,132
                                                ----------------
AGRICULTURAL PRODUCTS - 2.6%
Agricore Untied Ltd.               125,000               723,261
Agrium Inc. (a)                     20,000               194,491
                                                ----------------
                                                         917,752
                                                ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          41

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY GLOBAL NATURAL RESOURCES FUND (CONTINUED)
NAME OF SECURITY                    SHARES                 VALUE
WARRANTS - 0.1%
Harmony Gold Warrants (a)            2,800      $         28,517
                                                ----------------
TOTAL INVESTMENTS - 99.6%
  (Cost -- $31,582,233) (c)                     $     35,401,466
OTHER ASSETS, LESS LIABILITIES - 0.4%                    125,434
                                                ----------------
NET ASSETS - 100%                               $     35,526,900
                                                ================
Other Information:
At June 30, 2002, net unrealized
  appreciation
based on cost for financial statement and
Federal Income tax purposes is as follows:
  Gross unrealized appreciation                 $      4,967,917
  Gross unrealized depreciation                       (1,148,684)
                                                ----------------
    Net unrealized appreciation                 $      3,819,233
                                                ================

Purchases and sales proceeds of securities other than short-term obligations aggregated $31,119,422 and $11,766,110, respectively, for the period ended June 30, 2002.

IVY GLOBAL SCIENCE & TECHNOLOGY FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 96.7%
------------------------------
CONSUMER DISCRETIONARY - 15.1%
------------------------------
CONSUMER ELECTRONICS - 5.6%
Activision, Inc. (a)                 9,300      $        270,258
Electronic Arts Inc. (a)             3,700               244,385
Take-Two Interactive Software,
  Inc. (a)                           7,700               158,543
THQ Inc. (a)                         6,700               199,794
                                                ----------------
                                                         872,980
                                                ----------------
EDUCATION SERVICES - 2.0%
University Of Phoenix Online
  (a)                               10,266               304,079
                                                ----------------
RETAIL - 1.7%
Free Markets, Inc. (a)              11,700               165,321
Ticketmaster (a)                     5,100                95,421
                                                ----------------
                                                         260,742
                                                ----------------
SERVICES: COMMERCIAL - 5.8%
eBay Inc. (a)                        3,600               221,832
Expedia, Inc. (a)                    3,100               183,799
Getty Images, Inc. (a)               3,400                74,018
Hotels.com (a)                       2,300                97,129
Overture Services, Inc. (a)          8,100               202,338
Sabre Holdings Corporation (a)       3,300               118,140
                                                ----------------
                                                         897,256
                                                ----------------
FINANCIAL SERVICES - 3.4%
------------------------------
FINANCIAL DATA PROCESSING
  SERVICES & SYSTEMS - 3.4%
Affiliated Computer Services,
  Inc. (a)                           5,100               242,148
Concord EFS, Inc (a)                 9,200               277,288
                                                ----------------
                                                         519,436
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
HEALTHCARE - 11.1%
------------------------------
BIOTECHNOLOGY, RESEARCH &
  PRODUCTION - 0.8%
Charles River Laboratories
  International Inc. (a)             3,400      $        119,170
                                                ----------------
DRUGS & PHARMACEUTICALS - 1.7%
AmerisourceBergen Corporation        1,500               114,000
Teva Pharmaceutical Industries
  Ltd. (b)                           2,300               153,594
                                                ----------------
                                                         267,594
                                                ----------------
ELECTRONICS: MEDICAL
  SYSTEMS - 1.6%
Endocare, Inc. (a)                   7,100                93,791
Varian Medical Systems, Inc.         3,800               154,090
                                                ----------------
                                                         247,881
                                                ----------------
HEALTH CARE FACILITIES - 1.8%
Laboratory Corporation of
  America Holdings (a)               2,900               132,385
Quest Diagnostics Incorporated
  (a)                                1,700               146,285
                                                ----------------
                                                         278,670
                                                ----------------
HEALTHCARE MANAGEMENT
  SERVICES - 2.1%
Community Health Care (a)            2,800                75,040
UnitedHealth Group
  Incorporated                       1,400               128,170
WellPoint Health Networks Inc.
  (a)                                1,700               132,277
                                                ----------------
                                                         335,487
                                                ----------------
HEALTHCARE SERVICES - 1.5%
Accredo Health Incorporated
  (a)                                2,900               133,806
Stericycle, Inc (a)                  2,900               102,689
                                                ----------------
                                                         236,495
                                                ----------------
MEDICAL & DENTAL INSTRUMENTS &
  SUPPLIES - 0.5%
Bio-Rad Laboratories, Inc. (a)       1,600                72,816
                                                ----------------
MEDICAL SERVICES - 1.0%
DIANON Systems, Inc. (a)             2,800               149,576
                                                ----------------
PRODUCER DURABLES - 9.3%
------------------------------
ELECTRICAL EQUIPMENT &
  COMPONENTS - 0.7%
MKS Instruments, Inc. (a)            5,600               112,392
                                                ----------------
ELECTRONICS: INSTRUMENTS
  GAUGES & METERS - 1.4%
Itron, Inc. (a)                      8,000               209,840
                                                ----------------
IDENTIFICATION CONTROL &
  FILTER DEVICES - 1.2%
Asyst Technologies, Inc. (a)         9,100               185,185
                                                ----------------
PRODUCTION TECHNOLOGY
  EQUIPMENT - 6.0%
Brooks-PRI Automation, Inc.
  (a)                                5,000               127,800
Cymer, Inc. (a)                      5,000               175,200
KLA-Tencor Corporation (a)           3,700               162,763
Novellus Systems, Inc. (a)           4,900               166,600

 42         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)


NAME OF SECURITY                    SHARES                 VALUE
Photon Dynamics, Inc. (a)            5,100      $        153,000
Varian Semiconductor Equipment
  Associates, Inc. (a)               4,300               145,899
                                                ----------------
                                                         931,262
                                                ----------------
TECHNOLOGY - 56.4%
------------------------------
COMMUNICATIONS
  TECHNOLOGY - 9.8%
Brocade Communications
  Systems, Inc. (a)                  9,800               171,304
Catapult Communications
  Corporation (a)                    5,200               113,729
Cisco Systems, Inc. (a)             14,300               199,485
L-3 Communications Holdings,
  Inc. (a)                           2,800               151,200
Standard Microsystems
  Corporation (a)                    7,100               167,631
UTStarcom, Inc. (a)                 12,000               242,040
Verisity Ltd. (a)                   12,100               209,814
WebEx Communications, Inc. (a)      16,600               263,940
                                                ----------------
                                                       1,519,143
                                                ----------------
COMPUTER SERVICES SOFTWARE &
  SYSTEMS - 22.6%
Altiris, Inc. (a)                    6,800                37,264
Business Objects S.A. (a)(b)         6,300               177,030
CACI International Inc. (a)          6,800               259,692
Cognizant Technology Solutions
  Corporation (a)                    3,400               182,750
Intuit Inc. (a)                      3,200               159,104
JDA Software Group, Inc. (a)        11,000               310,860
Manhattan Associates, Inc. (a)       8,200               263,712
McAfee.com Corporation (a)          13,300               194,712
Mercury Interactive
  Corporation (a)                    6,900               158,424
Microsoft Corporation (a)            3,900               211,068
PEC Solutions, Inc. (a)              3,900                93,288
Plumtree Software, Inc. (a)          2,700                13,446
Precise Software Solution Ltd.
  (a)                               12,900               123,195
QLogic Corporation (a)               4,200               160,020
Retek Inc. (a)                       8,900               216,270
SRA International, Inc. (a)          3,700                99,826
Symantec Corporation (a)             5,800               190,530
TTI Team Telecom International
  Ltd. (a)(b)                        8,400               134,484
Websense, Inc. (a)                   9,400               240,358
Zoran Corporation (a)               11,700               268,047
                                                ----------------
                                                       3,494,080
                                                ----------------
COMPUTER TECHNOLOGY - 2.1%
Concurrent Computer
  Corporation (a)                   32,000               148,800
Emulex Corporation (a)               8,100               182,331
                                                ----------------
                                                         331,131
                                                ----------------
ELECTRICAL & ELECTRONICS -1.1%
OSI Systems, Inc. (a)                8,600               170,538
                                                ----------------
ELECTRONICS - 2.0%
Drexler Technology Corporation
  (a)                                5,900               127,440
FLIR Systems, Inc. (a)               4,400               184,668
                                                ----------------
                                                         312,108
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
ELECTRONICS: SEMICONDUCTORS/
  COMPONENTS - 17.8%
ASE Test Limited (a)(b)             11,200      $        108,640
ASM International N.V. (a)(b)        5,800               100,108
Broadcom Corporation (a)             4,400                77,176
ChipPAC, Inc. (a)                   19,200               118,656
ESS Technology, Inc. (a)            12,600               221,004
Integrated Circuit Systems,
  Inc. (a)                          11,100               224,109
Intel Corporation                    8,200               149,814
Intersil Holding Corporation
  (a)                                8,972               191,821
Marvell Technology Group Ltd.
  (a)                                9,000               179,010
Maxim Integrated Products,
  Inc. (a)                           2,500                95,825
Microchip Technology (a)             7,150               196,125
National Semiconductor
  Corporation (a)                    3,800               110,846
O2Micro International Limited
  (a)                               14,400               149,040
Silicon Image, Inc. (a)             23,200               141,984
Silicon Laboratories Inc. (a)        7,300               197,538
Taiwan Semiconductor
  Manufacturing Company Ltd.
  Sponsored ADR (a)(b)              19,510               253,630
Texas Instruments Inc.               9,800               232,260
                                                ----------------
                                                       2,747,586
                                                ----------------
ELECTRONICS: TECHNOLOGY - 1.0%
DRS Technologies, Inc. (a)           3,700               158,175
                                                ----------------
UTILITIES - 1.4%
------------------------------
UTILITIES:
  TELECOMMUNICATIONS - 1.4%
Intrado Inc. (a)                    10,900               211,024
                                                ----------------
TOTAL INVESTMENTS - 96.7%
  (Cost - $16,202,821) (c)                      $     14,944,646
OTHER ASSETS, LESS LIABILITIES - 3.3%                    503,316
                                                ----------------
NET ASSETS - 100%                               $     15,447,962
                                                ================
Other Information:
At June 30, 2002, net unrealized
depreciation based on cost for financial
statement and Federal Income tax purposes
is as follows:
  Gross unrealized appreciation                 $      1,234,052
  Gross unrealized depreciation                       (2,492,227)
                                                ----------------
    Net unrealized depreciation                 $     (1,258,175)
                                                ================

Purchases and sales proceeds of securities other than short-term obligations aggregated $14,556,943 and $17,815,170, respectively, for the period ended June 30, 2002.

IVY INTERNATIONAL FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 98.9%
------------------------------
EUROPE - 70.0%
------------------------------
BELGIUM - 0.7%
Fortis                             103,000      $      2,195,234
                                                ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          43

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY INTERNATIONAL FUND (CONTINUED)
NAME OF SECURITY                    SHARES                 VALUE
FINLAND - 2.5%
Nokia Oyj                          226,117      $      3,309,585
Stora Enso Oyj                     308,000             4,316,435
                                                ----------------
                                                       7,626,020
                                                ----------------
FRANCE - 14.5%
Accor SA (e)                        86,719             3,517,475
Aventis SA                          55,029             3,899,470
AXA (e)                            251,664             4,603,140
Cie Francaise d'Etudes et de
  Construction (Technip SA)
  (e)                               24,829             2,614,018
LVMH Moet Hennessy Louis
  Vuitton SA (e)                    92,106             4,639,276
Schneider SA                        89,404             4,807,806
Scor SA (e)                         60,975             1,860,811
Societe Generale                    89,025             5,864,485
Societe Television Francaise 1
  (e)                              175,537             4,699,918
Thomson Multimedia (a) (e)         111,000             2,625,552
TotalFinaElf - B Shares             38,374             6,230,616
                                                ----------------
                                                      45,362,567
                                                ----------------
GERMANY - 8.5%
Adidas-Salomon AG                   50,000             4,098,644
Allianz AG                          32,982             6,605,976
Bayer AG                            96,400             3,056,146
Deutsche Lufthansa AG              196,094             2,750,076
SAP AG                              24,500             2,419,681
Siemens AG                          57,462             3,447,618
Volkswagen AG Pfd                  130,600             4,204,873
                                                ----------------
                                                      26,583,014
                                                ----------------
ITALY - 3.4%
Assicurazioni Generali S.p.A
  (e)                              147,593             3,498,397
Bulgart S.p.A                      381,500             2,407,617
ENEL S.p.A (e)                     842,250             4,824,597
                                                ----------------
                                                      10,730,611
                                                ----------------
NETHERLANDS - 8.9%
Akzo Nobel NV                      115,203             5,016,444
ING Groep NV                       154,080             3,956,505
Koninklijke (Royal) KPN NV         572,000             2,677,728
Koninklijke (Royal) Philips
  Electronicas NV                   64,114             1,790,073
Koninklijke Ahold NV (e)           228,745             4,811,974
Royal Dutch Petroleum Company      106,069             5,908,261
TPG NV                             165,000             3,726,852
                                                ----------------
                                                      27,887,837
                                                ----------------
NORWAY - 2.5%
Norsk Hydro A.S. Sponsored ADR      75,200             3,618,624
Norske Skogindustrier ASA          226,550             4,226,662
                                                ----------------
                                                       7,845,286
                                                ----------------
SPAIN - 2.1%
Amadeus Global Travel
  Distribution S.A.                548,700             3,511,576
Iberdrola S.A. (e)                 215,000             3,132,006
                                                ----------------
                                                       6,643,582
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
SWEDEN - 0.9%
Swedish Match AB                   339,036      $      2,803,725
                                                ----------------
SWITZERLAND - 6.0%
Credit Suisse Group                106,700             3,387,814
Holcim Ltd.                         20,281             4,654,075
Novartis AG                         61,000             2,682,828
ST Microelectronics NV (e)          86,215             2,097,611
UBS AG                             116,190             5,844,049
                                                ----------------
                                                      18,666,377
                                                ----------------
UNITED KINGDOM - 20.0%
Abbey National plc                 329,000             3,874,097
Amvescap plc                       250,000             2,031,156
BAE SYSTEMS plc                  1,001,948             5,124,056
BP Amoco plc                       861,799             7,231,684
BT Group plc                     1,403,690             5,391,975
Diageo plc                         454,441             5,894,992
Electronic Boutique plc            889,000             1,666,798
GlaxoSmithKline plc                315,078             6,815,169
HBOS plc                           585,187             6,333,287
Rio Tinto plc                      294,096             5,384,040
Unilever plc                       638,690             5,846,275
Vodafone AirTouch plc            4,938,862             6,775,565
                                                ----------------
                                                      62,369,094
                                                ----------------
FAR EAST - 25.3%
------------------------------
AUSTRALIA - 3.1%
BHP Ltd.                         1,007,259             5,824,135
National Australia Bank Ltd.       192,800             3,831,452
                                                ----------------
                                                       9,655,587
                                                ----------------
HONG KONG - 2.8%
Hang Seng Bank                     262,900             2,814,483
Hutchison Whampoa Ltd.             401,000             2,994,759
Sun Hung Kai Properties Ltd.       395,000             3,000,592
                                                ----------------
                                                       8,809,834
                                                ----------------
JAPAN - 16.3%
Asahi Glass Company, Ltd. (e)      621,000             3,973,992
Canon Inc.                         106,000             4,006,305
Murata Manufacturing Company,
  Ltd.                              47,200             3,032,304
Nikko Exchange Traded Index
  (a)                               41,778             3,680,879
Nintendo Co., Ltd.                  40,100             5,905,125
Nissan Motor Co., Ltd.             566,000             3,919,535
Nomura Holdings, Inc.              483,300             7,096,913
NTT DoCoMo, Inc.                     1,325             3,261,203
Sharp Corporation (e)              410,500             5,212,761
SMC Corporation                     45,300             5,355,599
Sony Corporation                   105,000             5,545,402
                                                ----------------
                                                      50,990,018
                                                ----------------
SOUTH KOREA - 2.1%
POSCO                               33,200             3,684,409
Samsung Electronics                 10,770             2,945,507
                                                ----------------
                                                       6,629,916
                                                ----------------

 44         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)


NAME OF SECURITY                    SHARES                 VALUE
TAIWAN - 1.0%
Taiwan Semiconductor
  Manufacturing Company (a)      1,528,560      $      3,111,209
                                                ----------------
LATIN AMERICA - 3.6%
------------------------------
BRAZIL - 0.7%
Tele Norte Leste Participacoes
  S.A. (e)                         223,200             2,220,840
                                                ----------------
MEXICO - 2.9%
Fomento Economico Mexicano,
  S.A. Sponsored ADR                73,300             2,874,826
Grupo Financiero BBVA
  Bancomer, S.A. de C.V. (GFB)   2,780,000             2,272,710
Telefonos de Mexico S.A. Class
  L - ADR                          119,200             3,823,936
                                                ----------------
                                                       8,971,472
                                                ----------------
TOTAL INVESTMENTS - 98.9%
  (Cost - $348,686,882) (c)                     $    309,102,223
OTHER ASSETS, LESS LIABILITIES - 1.1%                  3,589,165
                                                ----------------
NET ASSETS - 100%                               $    312,691,388
                                                ================


NAME OF SECURITY                    SHARES                 VALUE
Other Information:
At June 30, 2002, net unrealized
depreciation based on cost for financial
statement and Federal income tax purposes
is as follows:
  Gross unrealized appreciation                 $     29,447,610
  Gross unrealized depreciation                      (69,032,269)
                                                ----------------
    Net unrealized depreciation                 $    (39,584,659)
                                                ================

Purchases and sale proceeds of securities other than short-term obligations aggregated $94,565,638 and $258,551,803, respectively, for the period ended June 30, 2002.

    Forward foreign currency contracts at June 30, 2002 were:

                                           CONTRACTS TO SELL
                                 -------------------------------------
                 SETTLEMENT        LOCAL        VALUE      IN EXCHANGE     UNREALIZED
  CURRENCY          DATE          CURRENCY     IN U.S.$     FOR U.S.$     DEPRECIATION
--------------------------------------------------------------------------------------
Japanese Yen    July 12, 2002    933,781,443   7,189,571   7,796,035       $(606,464)
Japanese Yen    July 12, 2002    933,781,443   7,459,510   7,796,034        (336,524)
                                                                          ----------
Net unrealized depreciation on forward foreign currency contracts          $(942,988)
                                                                          ==========

IVY INTERNATIONAL SMALL COMPANIES FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 97.5%
------------------------------
EUROPE - 66.9%
------------------------------
AUSTRIA - 1.0%
Telecom Austria AG (a)              10,000      $         80,195
                                                ----------------
BELGIUM - 1.7%
Omega Pharma S.A.                    3,000               134,366
                                                ----------------
DENMARK - 1.8%
Group 4 Falck A/S                    3,900               134,810
                                                ----------------
FINLAND - 3.2%
Instrumentarium Corporation          4,500               113,552
Kone Corporation                     4,540               134,515
                                                ----------------
                                                         248,067
                                                ----------------
FRANCE - 9.0%
Alten                               10,300               111,898
Carbone Lorraine SA                  2,528                78,896
Elior                               15,000               121,922
Financiere Marc de Lacharriere
  SA (Fimalac)                       2,900               133,181
Medidep SA                           4,800               118,041
Pinguely-Haulotte                   10,000                80,393
Transiciel SA                        3,000                53,480
                                                ----------------
                                                         697,811
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
GERMANY - 10.0%
BERU AG                              1,500      $         77,776
CargoLifter AG (a)                   5,059                 5,796
Celanese AG                          3,500                81,232
FJA AG                               2,700                91,197
Fraport AG                           9,000               211,994
GfK AG                               5,700               104,145
Medion AG                            3,327               121,247
SGL Carbon AG                        2,500                44,443
Techem AG (a)                          476                 6,111
Teleplan International N.V.          3,823                23,900
Zapf Creaton AG                         43                 1,134
                                                ----------------
                                                         768,975
                                                ----------------
IRELAND - 1.4%
Jurys Doyle Hotel Group plc         10,400               104,767
                                                ----------------
ITALY - 3.5%
Amplifon S.p.A.                      5,649               132,838
Ferretti S.p.A.                      1,197                 4,220
Italgas S.p.A.                      11,800               131,107
                                                ----------------
                                                         268,165
                                                ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          45

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY INTERNATIONAL SMALL COMPANIES FUND
(CONTINUED)
NAME OF SECURITY                    SHARES                 VALUE
NETHERLANDS - 4.1%
Koninklijke Vendex KBB NV            9,000      $        111,997
United Services Group NV             5,872               116,567
Van der Moolen Holding NV            4,260                90,036
                                                ----------------
                                                         318,600
                                                ----------------
SPAIN - 6.0%
Aldeasa, S.A.                        7,165               114,920
Aurea Concesions de
  Infraestructuras del Estado
  S.A.                               4,400               101,034
Baron de Ley, S.A. (a)               4,600               134,384
Grupo Auxiliar Metalurgico,
  S.A. (Gamesa) (a)                  6,400               111,878
                                                ----------------
                                                         462,216
                                                ----------------
SWITZERLAND - 6.1%
Schindler Holding AG                   350                63,502
SEZ Holding AG                           1                    37
Swisslog Holdings AG                 9,000               121,258
Tecan AG                             1,900                75,201
Unilabs SA                           4,684               125,901
Unique Zurich Airport (a)            1,129                87,625
                                                ----------------
                                                         473,524
                                                ----------------
UNITED KINGDOM - 19.1%
AMEC plc                            18,300               116,113
Ashtead Group plc                  141,600                93,892
Capita Group plc                    20,000                95,118
Eidos plc (a)                       57,000               113,604
Enterprise Inns plc                 17,500               137,379
Fitness First plc (a)               13,600                75,253
HIT Entertainment plc               24,000                96,947
Interserve plc                      18,500               127,323
J.D. Wetherspoon plc                24,000               114,141
Marlborough Stirling plc            51,600                87,110
MyTravel Group plc                  41,000                95,621
National Express Group plc          13,800               122,743
Sanctuary Group plc                140,507               103,341
The Innovation Group plc            35,100                47,618
William Hill plc                    12,059                48,712
                                                ----------------
                                                       1,474,915
                                                ----------------
FAR EAST - 30.6%
------------------------------
AUSTRALIA - 3.5%
Billabong International Ltd.        20,000               100,598
Foodland Associated Limited          9,914               105,187
Mia Group Limited                  126,360                64,551
                                                ----------------
                                                         270,336
                                                ----------------
HONG KONG - 5.0%
Cafe De Coral Holdings Limited      94,000                72,913
China Insurance International
  Holdings Company Ltd.            156,000                75,003
Convenience Retail Asia
  Limited (a)                      170,000                63,208
Giordano International Limited     148,000                91,080
Techtronic Industries               94,000                80,144
                                                ----------------
                                                         382,348
                                                ----------------
JAPAN - 19.6%
Asatsu-Dk Inc.                       7,900               172,031
Koa Corporation                     18,500               158,982
Kobayashi Pharmaceutical Co.,
  Ltd.                               5,300               214,466


NAME OF SECURITY                    SHARES                 VALUE
NAME OF SECURITY                    SHARES                 VALUE
Kokusai Securities Co., Ltd.        36,000      $        208,750
Moshi Moshi Hotline, Inc               600                56,768
OBIC Co., Ltd.                         900               195,234
People Co., Ltd.                     6,100               163,371
Taiyo Ink Mfg. Co., Ltd.             4,700               174,893
Tokyo Steel Manufacturing Co.,
  Ltd.                              46,400               170,725
                                                ----------------
                                                       1,515,220
                                                ----------------
SINGAPORE - 0.7%
Venture Manufacturing
  (Singapore) Limited                7,000                55,867
                                                ----------------
SOUTH KOREA - 1.8%
Intelligent Digital Integrated
  Security Co. Ltd. (IDIS)           3,726                53,275
Lotte Confectionery Co., Ltd.          150                81,424
                                                ----------------
                                                         134,699
                                                ----------------
TOTAL INVESTMENTS - 97.5%
  (Cost - $7,864,928) (c)                       $      7,524,881
OTHER ASSETS, LESS LIABILITIES - 2.5%                    194,697
                                                ----------------
NET ASSETS - 100%                               $      7,719,578
                                                ================
Other Information:
At June 30, 2002, net unrealized
depreciation based on cost for financial
statement and Federal income tax purposes
is as follows:
  Gross unrealized appreciation                 $        644,259
  Gross unrealized depreciation                         (984,306)
                                                ----------------
    Net unrealized depreciation                 $       (340,047)
                                                ================

Purchases and sale proceeds of securities other than short-term obligations aggregated $8,167,707 and $10,594,651, respectively, for the period ended June 30, 2002.

IVY INTERNATIONAL VALUE FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 100.0%
------------------------------
EUROPE - 73.2%
------------------------------
AUSTRIA - 1.2%
OMV AG                               7,790      $        765,513
                                                ----------------
BELGIUM - 0.9%
Fortis                              26,910               573,531
                                                ----------------
FINLAND - 1.7%
Metso Oyj                           84,382             1,091,725
                                                ----------------
FRANCE - 11.5%
AXA                                 36,100               660,298
Cie Francaise d'Etudes et de
  Construction (Technip SA)
  (e)                                3,000               315,842
Credit Lyonnais SA (e)              26,300             1,127,295
Pernod-Ricard (e)                    8,400               822,968
Schneider SA                        26,909             1,447,063
Scor SA (e)                         19,500               595,093
Societe Generale                    16,900             1,113,280
TotalFinaElf - B Shares              7,621             1,237,388
                                                ----------------
                                                       7,319,229
                                                ----------------

 46         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)


NAME OF SECURITY                    SHARES                 VALUE
GERMANY - 9.5%
Adidas-Salomon AG                    8,000      $        655,783
Allianz AG                           3,500               701,016
Bayer AG                            15,000               475,542
Deutsche Lufthansa AG               55,000               771,335
Merck KGaA                          33,555               903,058
Muenchener Rueckversicherungs-
  Gesellschaft AG                    3,000               709,609
RWE AG                              15,500               611,562
Siemens AG                           9,650               578,983
Volkswagen AG                       12,740               619,051
                                                ----------------
                                                       6,025,939
                                                ----------------
IRELAND - 2.5%
Bank of Ireland                    125,982             1,568,974
                                                ----------------
ITALY - 3.5%
Bulgart S.p.A.                      80,000               504,874
ENEL S.p.A. (e)                     91,700               525,278
ENI S.p.A. (e)                      74,000             1,176,657
                                                ----------------
                                                       2,206,809
                                                ----------------
NETHERLANDS - 7.2%
Akzo Nobel NV                       26,802             1,167,077
ING Groep NV                        28,000               718,991
Koninklijke (Royal) Philips
  Electronicas NV                   21,174               591,181
Koninklijke Ahold NV                60,300             1,268,496
TPG NV                              37,600               849,270
                                                ----------------
                                                       4,595,015
                                                ----------------
NORWAY - 3.0%
Norsk Hydro A.S. Sponsored ADR      19,000               914,280
Norske Skogindustrier ASA           53,000               988,802
                                                ----------------
                                                       1,903,082
                                                ----------------
SPAIN - 3.7%
Amadeus Global Travel
  Distribution S.A.                 41,500               265,592
Iberdrola S.A. (e)                  72,000             1,048,858
Telefonica S.A. Sponsored
  ADR (a)                              725                18,016
Union Electrica Fenosa, S.A.
  (e)                               55,880             1,026,506
                                                ----------------
                                                       2,358,972
                                                ----------------
SWEDEN - 1.2%
Electrolux AB                       38,585               778,822
                                                ----------------
SWITZERLAND - 7.9%
Credit Suisse Group                 27,900               885,848
Holcim Ltd. (e)                      4,835             1,109,534
Nestle SA                            2,080               485,005
Novartis AG                         27,800             1,222,666
UBS AG                              25,900             1,302,701
                                                ----------------
                                                       5,005,754
                                                ----------------
UNITED KINGDOM - 19.4%
Abbey National plc                  63,000               741,848
Amvescap plc                        65,000               528,101
BAE Systems plc                    230,000             1,176,242
BP Amoco plc                        95,000               797,181


NAME OF SECURITY                    SHARES                 VALUE
BT Group plc                       320,600      $      1,231,516
Diageo plc                          71,404               926,250
Invensys plc                       406,000               552,345
Pilkington plc                     713,829             1,011,937
Rio Tinto plc                       69,412             1,270,731
Royal & Sun Alliance Insurance
  Group plc                        184,200               675,977
Shell Transport & Trading Co.
  plc                              127,539               963,303
Unilever plc                       100,000               915,354
United Business Media plc           72,000               477,417
Vodafone AirTouch plc              783,194             1,074,455
                                                ----------------
                                                      12,342,657
                                                ----------------
FAR EAST - 23.7%
------------------------------
AUSTRALIA - 3.3%
BHP Ltd.                           223,444             1,291,989
Westpac Banking Corp. Ltd.          85,381               778,396
                                                ----------------
                                                       2,070,385
                                                ----------------
HONG KONG - 3.3%
Hang Seng Bank                      72,000               770,798
Sun Hung Kai Properties Ltd.       172,000             1,306,587
                                                ----------------
                                                       2,077,385
                                                ----------------
JAPAN - 13.8%
Canon Inc.                          30,000             1,133,860
Fuji Photo Film Co., Ltd.           22,000               710,352
Nikko Exchange Traded Index
  (a)                               19,047             1,678,149
Nintendo Co., Ltd.                   8,000             1,178,080
Nissan Motor Co., Ltd.             115,000               796,372
Nomura Holdings, Inc.               93,000             1,365,638
Sharp Corporation                   66,000               838,105
Sony Corporation                    20,500             1,082,674
                                                ----------------
                                                       8,783,230
                                                ----------------
SOUTH KOREA - 3.3%
KT Corporation                      40,000               866,000
POSCO                                7,000               776,833
Samsung Electronics                  1,780               486,816
                                                ----------------
                                                       2,129,649
                                                ----------------
LATIN AMERICA - 3.1%
------------------------------
BRAZIL - 1.1%
Tele Norte Leste Participacoes
  S.A.                              70,000               696,500
                                                ----------------
MEXICO - 2.0%
Fomento Economico Mexicano,
  S.A. Sponsored ADR                18,000               705,960
Grupo Financiero BBVA
  Bancomer, S.A. de C.V. (GFB)
  (a)                              737,500               602,922
                                                ----------------
                                                       1,308,882
                                                ----------------
TOTAL INVESTMENTS - 100.0%
  (Cost - $61,064,509) (c)                      $     63,602,053
OTHER LIABILITIES, LESS ASSETS - 0.0%                    (28,570)
                                                ----------------
NET ASSETS - 100%                               $     63,573,483
                                                ================

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          47

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY INTERNATIONAL VALUE FUND (CONTINUED)
NAME OF SECURITY                    SHARES                 VALUE
Other Information:
At June 30, 2002, net unrealized
appreciation based on cost for financial
statement and Federal income tax purposes
is as follows:
  Gross unrealized appreciation                 $      8,403,902
  Gross unrealized depreciation                       (5,866,358)
                                                ----------------
    Net unrealized appreciation                 $      2,537,544
                                                ================

Purchases and sale proceeds of securities other than short-term obligations aggregated $24,201,243 and $32,528,607, respectively, for the period ended June 30, 2002.

    Forward foreign currency contracts at June 30, 2002 were:

                                            CONTRACTS TO BUY
                                 ---------------------------------------      UNREALIZED
                 SETTLEMENT         LOCAL         VALUE      IN EXCHANGE    APPRECIATION/
  CURRENCY          DATE          CURRENCY      IN U.S.$      FOR U.S.$     (DEPRECIATION)
------------------------------------------------------------------------------------------
Euro            July 1, 2002         973,561      957,497       961,513       $   4,016
                                                                            ===========

                                            CONTRACTS TO SELL
                                 ---------------------------------------
Japanese Yen    July 12, 2002    138,065,025    1,063,020     1,152,689       $ (89,669)
Japanese Yen    July 12, 2002    138,065,025    1,102,932     1,152,689         (49,757)
                                                                            -----------
                                                                              $(139,426)
                                                                            ===========
Net unrealized depreciation on open forward foreign currency contracts        $(135,410)
                                                                            ===========

IVY PACIFIC OPPORTUNITIES FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 94.5%
------------------------------
AUSTRALIA - 27.0%
Australia & New Zealand
  Banking Group Ltd.                42,405      $        459,200
BHP Ltd.                            92,748               536,284
Foster's Brewing Group Ltd.        110,849               293,715
Qantas Airways Limited             114,104               294,654
Rio Tinto Ltd.                      21,827               410,725
Westpac Banking Corp. Ltd.          51,040               465,318
WMC Ltd.                            29,900               152,577
Woolworths Ltd.                     48,245               356,149
                                                ----------------
                                                       2,968,622
                                                ----------------
HONG KONG - 18.9%
Cathay Pacific Airways             149,000               228,284
China Mobile (Hong Kong) Ltd.,
  (a)                               92,200               273,064
Hang Lung Properties Ltd.          322,500               367,995
Hang Seng Bank                      26,600               284,767
Henderson Land Development
  Company Ltd.                      82,000               340,628
Hutchison Whampoa Ltd.              24,000               179,237
Sun Hung Kai Properties Ltd.        53,000               402,611
                                                ----------------
                                                       2,076,586
                                                ----------------
INDIA - 6.4%
Hero Honda Motors Ltd.              79,715               503,170
ITC Ltd.                            15,300               200,385
                                                ----------------
                                                         703,555
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
SINGAPORE - 6.9%
Capitaland Limited                 237,000      $        205,246
Singapore Press Holdings Ltd.       21,000               236,541
United Overseas Bank Limited        45,000               323,483
                                                ----------------
                                                         765,270
                                                ----------------
SOUTH KOREA - 21.9%
Hyundai Motor Co., Ltd.             16,030               481,715
Kookmin Bank                         7,491               363,665
Korea Telecom Corporation            4,000               160,604
POSCO                                4,980               552,661
Samsung Electronics                  1,990               544,249
SK Telecom Co., Ltd.                 1,378               308,714
                                                ----------------
                                                       2,411,608
                                                ----------------
TAIWAN - 13.4%
Asustek Computer Inc., (a)          54,150               162,893
Hon Hai Precision Industry
  Co., Ltd.                        105,920               432,761
Quanta Computer Inc.                57,000               160,377
Taiwan Semiconductor
  Manufacturing Company (a)        243,638               495,897
United Microelectronics
  Corporation                      184,225               221,121
                                                ----------------
                                                       1,473,049
                                                ----------------
TOTAL INVESTMENTS - 94.5%
  (Cost - $9,284,720) (c)                       $     10,398,690
OTHER ASSETS, LESS LIABILITIES - 5.5%                    603,996
                                                ----------------
NET ASSETS - 100%                               $     11,002,686
                                                ================

 48         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)


NAME OF SECURITY                    SHARES                 VALUE
Other Information:
At June 30, 2002, net unrealized
appreciation based on cost for financial
statement and Federal income tax purposes
is as follows:
  Gross unrealized appreciation                 $      1,937,917
  Gross unrealized depreciation                         (823,947)
                                                ----------------
    Net unrealized appreciation                 $      1,113,970
                                                ================

Purchases and sale proceeds of securities other than short-term obligations aggregated $1,378,356 and $2,407,789, respectively, for the period ended June 30, 2002.

IVY GROWTH FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 96.4%
------------------------------
AUTOS & TRANSPORTATION - 0.9%
------------------------------------------
AIR TRANSPORT - 0.1%
JetBlue Airways Corp. (a)            3,300      $        150,348
                                                ----------------
AUTOMOBILES - 0.3%
General Motors Corporation           7,500               400,875
                                                ----------------
RECREATIONAL VEHICLES &
  BOATS - 0.5%
Harley-Davidson Inc.                15,000               769,050
                                                ----------------
CONSUMER DISCRETIONARY - 19.5%
------------------------------
CABLE TELEVISION
  SERVICES - 0.4%
Crown Media Holdings, Inc. (a)      72,400               571,236
                                                ----------------
CONSUMER ELECTRONICS - 2.4%
Activision, Inc. (a)                26,300               764,278
Electronic Arts Inc. (a)             8,900               587,845
Harman International
  Industries, Incorporated          14,500               714,125
Take-Two Interactive Software,
  Inc. (a)                          42,100               866,839
THQ Inc. (a)                        16,800               500,976
                                                ----------------
                                                       3,434,063
                                                ----------------
CONSUMER PRODUCTS - 0.6%
Kimberly-Clark Corporation          12,500               775,000
                                                ----------------
EDUCATION SERVICES - 2.0%
Career Education Corporation
  (a)                               22,900             1,030,500
Education Management
  Corporation (a)                   20,400               830,892
University Of Phoenix Online
  (a)                               32,866               973,491
                                                ----------------
                                                       2,834,883
                                                ----------------
ENTERTAINMENT - 1.3%
Viacom Inc. Cl B (a)                22,930             1,017,404
The Walt Disney Company             41,105               776,884
                                                ----------------
                                                       1,794,288
                                                ----------------
JEWELRY WATCHES &
  GEMSTONES - 0.4%
Tiffany & Co.                       15,000               528,000
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
LEISURE TIME - 0.4%
Carnival Corp.                      18,795      $        520,434
                                                ----------------
RADIO & TV BROADCASTERS - 1.0%
Hispanic Broadcasting
  Corporation (a)                   19,300               503,730
Radio One, Inc. Class D (a)         37,100               551,677
XM Satellite Radio Holdings
  Inc. (a)                          50,000               367,500
                                                ----------------
                                                       1,422,907
                                                ----------------
RESTAURANTS - 0.8%
Krispy Kreme Doughnuts, Inc.
  (a)                               13,400               431,346
Panera Bread Company (a)            11,200               389,200
Wendy's International, Inc.          8,310               330,987
                                                ----------------
                                                       1,151,533
                                                ----------------
RETAIL - 5.3%
A.C. Moore Arts & Crafts Inc.
  (a)                               13,900               653,300
Best Buy Co. (a)                    18,072               656,014
Dollar Tree Stores, Inc. (a)        17,500               689,675
Electronics Boutique Holdings
  Corp. (a)                         15,300               448,290
GSI Commerce, Inc. (a)              24,400               181,780
Home Depot, Inc.                    10,840               398,153
Kohl's Corporation (a)               9,500               665,760
Lowe's Companies, Inc.              13,500               612,900
Target Corporation                  13,330               507,873
Wal-Mart Stores, Inc.               46,855             2,577,493
                                                ----------------
                                                       7,391,238
                                                ----------------
SERVICES: COMMERCIAL - 4.9%
Advisory Board Co. (a)              12,000               434,880
Cendant Corporation (a)             28,595               454,089
Copart, Inc. (a)                    60,150               976,234
Corporate Executive Board
  Company (The) (a)                 12,000               411,000
eBay Inc. (a)                        8,600               529,932
Exult Inc. (a)                      33,800               219,700
KPMG Consulting Inc. (a)            25,400               377,444
Metro One Telecommunications,
  Inc. (a)                          31,600               441,136
RMH Teleservices Inc. (a)           18,000               123,660
TeleTech Holdings, Inc. (a)         24,000               228,960
Waste Connections, Inc. (a)         27,300               852,852
Weight Watchers International
  Inc. (a)                          37,200             1,615,968
West Corporation (a)                12,900               284,574
                                                ----------------
                                                       6,950,429
                                                ----------------
CONSUMER STAPLES - 5.2%
------------------------------
BEVERAGE: BREWERS
  (WINERIES) - 0.5%
Anheuser-Busch Companies, Inc.      14,470               723,500
                                                ----------------
BEVERAGE: SOFT DRINKS - 2.0%
The Coca-Cola Company               27,195             1,522,920
PepsiCo, Inc.                       25,715             1,239,463
                                                ----------------
                                                       2,762,383
                                                ----------------
DRUG & GROCERY STORE
  CHAINS - 0.3%
Walgreen Co.                        11,550               446,177
                                                ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          49

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY GROWTH FUND (CONTINUED)
NAME OF SECURITY                    SHARES                 VALUE
SOAPS & HOUSEHOLD
  CHEMICALS - 1.5%
Colgate-Palmolive Company           11,875      $        594,344
The Procter & Gamble Company        16,770             1,497,561
                                                ----------------
                                                       2,091,905
                                                ----------------
TOBACCO - 0.9%
Philip Morris Companies Inc.        29,020             1,267,594
                                                ----------------
FINANCIAL SERVICES - 13.6%
------------------------------
BANKS: OUTSIDE NEW YORK
  CITY - 5.0%
Bank of America Corporation         20,285             1,427,253
Bank One Corporation                23,775               914,862
BB&T Corporation                    21,710               838,006
Comerica Incorporated                9,180               563,652
Fifth Third Bancorp                 14,710               980,421
State Street Corporation             7,355               328,769
SunTrust Banks, Inc.                 9,850               667,042
Wells Fargo & Company               27,500             1,376,650
                                                ----------------
                                                       7,096,655
                                                ----------------
DIVERSIFIED FINANCIAL
  SERVICES - 2.9%
American Express Company            30,000             1,089,600
Citigroup Inc.                      51,685             2,002,794
Merrill Lynch & Co., Inc.           10,735               434,767
Morgan Stanley                      14,220               612,598
                                                ----------------
                                                       4,139,759
                                                ----------------
FINANCIAL DATA PROCESSING
  SERVICES & SYSTEMS - 2.6%
Advent Software, Inc. (a)           29,100               747,870
Affiliated Computer Services,
  Inc. (a)                          13,800               655,224
Concord EFS, Inc (a)                32,000               964,480
First Data Corporation              13,720               510,384
The Intercept Group, Inc. (a)       36,300               752,136
                                                ----------------
                                                       3,630,094
                                                ----------------
FINANCIAL MISCELLANEOUS - 0.8%
Fannie Mae                          14,420             1,063,475
                                                ----------------
INSURANCE: MULTI-LINE - 1.3%
American International Group,
  Inc.                              26,840             1,831,293
                                                ----------------
SAVINGS & LOAN - 0.7%
Washington Mutual, Inc.             24,835               921,627
                                                ----------------
SECURITIES BROKERAGE &
  SERVICES - 0.3%
Lehman Brothers Holdings Inc.        7,580               473,902
                                                ----------------
HEALTH CARE - 18.2%
------------------------------
BIOTECHNOLOGY RESEARCH &
  PRODUCTION - 1.5%
Cephalon, Inc. (a)                   9,100               411,320
Charles River Laboratories
  International, Inc. (a)           10,400               364,520
ICOS Corporation (a)                10,500               178,080
Integra LifeSciences Holdings
  (a)                               48,000             1,044,000
InterMune Inc. (a)                   9,000               189,900
                                                ----------------
                                                       2,187,820
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
DRUGS & PHARMACEUTICALS - 7.0%
Biopure Corporation (a)             17,200      $        131,580
Cardinal Health, Inc.               15,495               951,548
Eli Lilly and Company               12,985               732,354
Gilead Sciences, Inc. (a)           16,100               529,368
Johnson & Johnson                   34,315             1,793,302
Medicis Pharmaceutical
  Corporation - Class A (a)         15,100               645,676
Merck & Co., Inc.                   22,860             1,157,630
Pfizer Inc.                         59,290             2,075,150
Pharmacia Corporation               16,005               599,387
Schering-Plough Corporation         17,640               433,944
Wyeth                               15,125               774,400
                                                ----------------
                                                       9,824,339
                                                ----------------
ELECTRONICS: MEDICAL
  SYSTEMS - 1.1%
Endocare, Inc. (a)                  23,700               313,077
Intuitive Surgical, Inc. (a)        64,000               542,080
Medtronic, Inc.                     16,405               702,954
                                                ----------------
                                                       1,558,111
                                                ----------------
HEALTH CARE FACILITIES - 1.9%
Laboratory Corporation of
  America Holdings (a)              15,000               684,750
Pharmaceutical Product
  Development, Inc. (a)             13,900               366,126
United Surgical Partners
  International Inc. (a)            51,000             1,556,010
                                                ----------------
                                                       2,606,886
                                                ----------------
HEALTH CARE MANAGEMENT
  SERVICES - 4.3%
AdvancePCS (a)                      31,900               763,686
AMERIGROUP Corp. (a)                12,400               343,976
AmSurg Corp. (a)                    49,400             1,297,244
Caremark Rx, Inc (a)                37,800               623,700
Centene Corp. (a)                   13,500               418,230
Cerner Corporation (a)               9,700               463,951
Community Health Systems (a)        31,800               852,240
Orthodontic Centers of
  America, Inc. (a)                 29,500               679,975
UnitedHealth Group
  Incorporated                       6,945               635,815
                                                ----------------
                                                       6,078,817
                                                ----------------
HEALTH CARE SERVICES - 1.8%
Accredo Health Incorporated
  (a)                               22,800             1,051,992
Express Scripts Inc (a)              9,600               481,056
IMPATH, Inc. (a)                     7,100               127,445
Province Healthcare Company
  (a)                               38,200               854,152
                                                ----------------
                                                       2,514,645
                                                ----------------
MEDICAL & DENTAL INSTRUMENTS &
  SUPPLIES - 0.6%
CryoLife Inc. (a)                   14,800               237,688
SonoSite Inc. (a)                   27,700               399,711
Thoratec Corporation (a)            27,600               248,124
                                                ----------------
                                                         885,523
                                                ----------------

 50         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)


NAME OF SECURITY                    SHARES                 VALUE
INTEGRATED OILS - 3.9%
------------------------------
OIL: INTEGRATED
  INTERNATIONAL - 3.9%
ChevonTexaco Corporation            14,397      $      1,274,134
Exxon Mobil Corporation             71,365             2,920,256
Royal Dutch Petroleum Co.
  (a)(b)                            23,170             1,280,606
                                                ----------------
                                                       5,474,996
                                                ----------------
MISCELLANEOUS - 2.8%
------------------------------
Standard & Poor's Depositary
  Receipts                          39,960             3,952,843
                                                ----------------
OTHER - 3.5%
------------------------------
MULTI-SECTOR COMPANIES - 3.5%
3M Co.                               7,755               953,865
General Electric Company           110,000             3,195,500
ITT Industries, Inc.                10,000               706,000
                                                ----------------
                                                       4,855,365
                                                ----------------
OTHER ENERGY - 4.7%
------------------------------
MACHINERY: OIL WELL EQUIPMENT & SERVICES - 2.1%
BJ Services Company (a)             13,300               450,604
Hanover Compressor Company (a)      31,600               426,600
Key Energy Services, Inc. (a)       39,000               409,500
Nabors Industries, Inc. (a)          9,800               344,470
National-Oilwell, Inc. (a)          14,300               301,015
Noble Corp. (a)                      9,795               378,087
Rowan Companies, Inc.               16,500               353,925
Weatherford International Ltd.
  (a)                                7,200               311,040
                                                ----------------
                                                       2,975,241
                                                ----------------
OFFSHORE DRILLING - 0.3%
GlobalSantaFe Corp.                 14,200               388,370
                                                ----------------
OIL: CRUDE PRODUCERS - 2.3%
Chesapeake Energy Corporation       30,700               221,040
PetroQuest Energy, Inc. (a)         38,400               213,888
Pioneer Natural Resources
  Company                           21,500               560,075
Remington Oil & Gas
  Corporation (a)                   12,500               249,000
Spinnaker Exploration Company
  (a)                               26,900               968,938
Swift Energy Company (a)            19,700               311,063
XTO Energy, Inc.                    34,500               710,700
                                                ----------------
                                                       3,234,704
                                                ----------------
PRODUCER DURABLES - 3.5%
------------------------------
AEROSPACE - 1.2%
Lockheed Martin Corporation         13,725               953,887
United Technologies
  Corporation                       11,725               796,128
                                                ----------------
                                                       1,750,015
                                                ----------------
IDENTIFICATION CONTROL &
  FILTER DEVICES - 0.3%
Asyst Technologies, Inc. (a)        20,800               423,280
PRODUCTION TECHNOLOGY
  EQUIPMENT - 2.0%
Applied Materials, Inc. (a)         52,500               998,550


NAME OF SECURITY                    SHARES                 VALUE
Brooks-PRI Automation, Inc.
  (a)                               21,800      $        557,208
Cymer, Inc. (a)                     10,800               378,432
KLA-Tencor Corporation (a)          12,500               549,875
Novellus Systems, Inc. (a)          10,000               340,000
                                                ----------------
                                                       2,824,065
                                                ----------------
TECHNOLOGY - 19.3%
------------------------------
COMMUNICATIONS
  TECHNOLOGY - 3.4%
Alloy, Inc. (a)                     36,900               532,836
Cisco Systems, Inc. (a)            160,100             2,233,395
L-3 Communications Holdings,
  Inc. (a)                           8,800               475,200
TALX Corporation                    26,420               500,923
Verisity Ltd. (a)                   29,400               509,796
WebEx Communications, Inc. (a)      31,100               494,490
                                                ----------------
                                                       4,746,640
                                                ----------------
COMPUTER SERVICES SOFTWARE & SYSTEMS -6.8%
CACI International Inc. (a)         42,100             1,607,799
Macrovision Corporation (a)         45,700               599,127
Manhattan Associates, Inc. (a)      11,600               373,056
Mercury Interactive
  Corporation (a)                   14,800               339,808
Microsoft Corporation (a)           62,500             3,382,500
NetScreen Technologies Inc.
  (a)                               42,600               391,068
PDF Solutions Inc. (a)              33,800               247,078
PEC Solutions, Inc. (a)             19,000               454,480
Retek Inc. (a)                      26,100               634,230
Tier Technologies, Inc. (a)         25,900               461,538
Veridian Corp. (a)                  29,100               660,570
Websense, Inc. (a)                  16,800               429,576
                                                ----------------
                                                       9,580,830
                                                ----------------
COMPUTER TECHNOLOGY - 2.3%
Concurrent Computer
  Corporation (a)                   78,400               364,560
Dell Computer Corporation (a)       52,500             1,372,350
Emulex Corporation (a)                 400                 9,004
International Business
  Machines Corp.                    17,490             1,259,280
Sun Microsystems, Inc. (a)          55,000               275,550
                                                ----------------
                                                       3,280,744
                                                ----------------
ELECTRICAL & ELECTRONICS -0.4%
Invision Technologies Inc. (a)      22,300               535,869
                                                ----------------
ELECTRONICS - 0.7%
Drexler Technology Corp. (a)        18,300               395,280
FLIR Systems, Inc. (a)              12,800               537,216
                                                ----------------
                                                         932,496
                                                ----------------
ELECTRONICS: SEMI-CONDUCTORS/
  COMPONENTS - 5.7%
Analog Devices, Inc. (a)            10,000               297,000
Integrated Circuit Systems,
  Inc. (a)                          48,500               979,215
Integrated Device Technology,
  Inc. (a)                          11,200               203,168
Intel Corporation                  102,500             1,872,675
Intersil Holding Corporation
  (a)                               26,200               560,156

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          51

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY GROWTH FUND (CONTINUED)
NAME OF SECURITY                    SHARES                 VALUE
Linear Technology Corporation       17,500      $        550,025
Marvell Technology Group Ltd.
  (a)                               14,000               278,460
Maxim Integrated Products,
  Inc. (a)                          15,000               574,950
Microchip Technology( a)            25,000               685,750
Microtune Inc. (a)                  47,900               426,789
O2Micro International Ltd. (a)      29,600               306,360
Texas Instruments Inc.              29,770               705,549
Xilinx, Inc. (a)                    25,000               560,750
                                                ----------------
                                                       8,000,847
                                                ----------------
UTILITIES - 1.3%
------------------------------
UTILITIES: ELECTRICAL - 0.9%
Dominion Resources, Inc.            10,770               712,974
The Southern Company                20,000               548,000
                                                ----------------
                                                       1,260,974
                                                ----------------
UTILITIES:
  TELECOMMUNICATIONS - 0.4%
Intrado Inc. (a)                    32,800               635,008
                                                ----------------
TOTAL INVESTMENTS - 96.4%
  (Cost - $135,646,792)(c)                      $    135,651,076
OTHER ASSETS, LESS LIABILITIES - 3.6%                  5,030,991
                                                ----------------
NET ASSETS - 100%                               $    140,682,067
                                                ================
Other Information:
At June 30, 2002, net unrealized
appreciation based on cost for financial
statement and Federal Income tax purposes
is as follows:
  Gross unrealized appreciation                 $     16,856,047
  Gross unrealized depreciation                      (16,851,763)
                                                ----------------
    Net unrealized appreciation                 $          4,284
                                                ================

Purchases and sales proceeds of securities other than short-term obligations aggregated $89,496,587 and $98,633,688, respectively, for the period ended June 30, 2002.

IVY US BLUE CHIP FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 99.2%
------------------------------
CONSUMER DISCRETIONARY - 12.9%
------------------------------------------
Best Buy Co. (a)                     8,477      $        307,715
Carnival Corp                       11,470               317,604
Dollar Tree Stores, Inc. (a)         7,275               286,708
General Motors Corporation           7,295               389,918
Harley-Davidson Inc.                 6,250               320,437
Home Depot, Inc.                     6,610               242,785
Kohl's Corporation (a)               5,310               372,125
Lowe's Companies, Inc.               7,710               350,034
Pulte Homes, Inc.                    5,015               288,262
Target Corporation                   8,100               308,610
The Walt Disney Company             24,755               467,870
Tiffany & Co.                        7,865               276,848
Viacom Inc. Cl B (a)                13,960               619,405


NAME OF SECURITY                    SHARES                 VALUE
Wal-Mart Stores, Inc.               27,815      $      1,530,103
Wendy's International, Inc.          4,935               196,561
                                                ----------------
                                                       6,274,985
                                                ----------------
CONSUMER STAPLES - 9.9%
------------------------------
Anheuser-Busch Companies, Inc.       8,785               439,250
Colgate-Palmolive Company            7,230               361,861
Kimberly-Clark Corporation           7,170               444,540
PepsiCo, Inc.                       15,650               754,330
Philip Morris Companies Inc.        17,665               771,607
The Coca-Cola Company               16,560               927,360
The Procter & Gamble Company        10,080               900,144
Walgreen Co.                         5,520               213,238
                                                ----------------
                                                       4,812,330
                                                ----------------
ENERGY - 7.3%
------------------------------
ChevonTexaco Corporation             8,750               774,375
Exxon Mobil Corporation             43,365             1,774,496
Noble Corporation (a)                5,970               230,442
Royal Dutch Petroleum Company
  Ny R (b)                          14,035               775,714
                                                ----------------
                                                       3,555,027
                                                ----------------
FINANCIALS - 18.9%
------------------------------
American Express Company            14,615               530,817
American International Group,
  Inc.                              16,340             1,114,878
Bank of America Corporation         12,005               844,672
Bank One Corporation                14,265               548,917
BB&T Corporation                    11,765               454,129
Citigroup Inc.                      31,465             1,219,269
Comerica Incorporated                5,575               342,305
Fannie Mae                           8,605               634,619
Fifth Third Bancorp                  8,605               573,523
Lehman Brothers Holdings Inc.        4,480               280,090
Merrill Lynch & Co., Inc.            6,375               258,187
Morgan Stanley                       8,445               363,811
State Street Corporation             4,385               196,010
SunTrust Banks, Inc.                 6,025               408,013
Washington Mutual, Inc.             15,065               559,062
Wells Fargo & Company               16,870               844,512
                                                ----------------
                                                       9,172,814
                                                ----------------
HEALTH CARE - 12.9%
------------------------------
Cardinal Health, Inc.                8,650               531,196
Eli Lilly and Company                7,910               446,124
Johnson & Johnson                   20,895             1,091,973
Laboratory Corporation of
  America Holdings (a)               7,700               351,505
Medtronic, Inc.                     10,005               428,714
Merck & Co., Inc.                   13,935               705,668
Pfizer Inc.                         36,030             1,261,050
Pharmacia Corporation                9,745               364,950
Schering-Plough Corporation         10,740               264,204
UnitedHealth Group
  Incorporated                       4,140               379,017
Wyeth                                9,025               462,080
                                                ----------------
                                                       6,286,481
                                                ----------------

 52         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)


NAME OF SECURITY                    SHARES                 VALUE
INDUSTRIALS - 10.6%
------------------------------
3M Co.                               4,625      $        568,875
Caterpillar Inc.                     6,880               336,776
Cendant Corporation (a)             17,375               275,915
First Data Corporation               8,160               303,552
General Electric Company            51,235             1,488,377
Honeywell International Inc.        11,800               415,714
ITT Industries, Inc.                 4,340               306,404
Lockheed Martin Corporation          8,295               576,502
The Boeing Company                   8,785               395,325
United Technologies
  Corporation                        7,055               479,035
                                                ----------------
                                                       5,146,475
                                                ----------------
INFORMATION TECHNOLOGY - 13.4%
------------------------------------------
Analog Devices, Inc. (a)             5,820               172,854
Applied Materials, Inc. (a)         20,405               388,103
Cisco Systems, Inc. (a)             40,490               564,836
Dell Computer Corporation (a)       23,525               614,944
Intel Corporation                   47,115               860,791
International Business
  Machines Corp.                    10,655               767,160
KLA-Tencor Corporation (a)           3,665               161,223
Maxim Integrated Products,
  Inc. (a)                           4,005               153,512
Microchip Technology (a)            11,100               304,473
Microsoft Corporation (a)           35,690             1,931,543
Texas Instruments Inc.              17,670               418,779
Xilinx, Inc. (a)                     7,765               174,169
                                                ----------------
                                                       6,512,387
                                                ----------------
MATERIALS - 3.2%
------------------------------
Air Products and Chemicals,
  Inc.                               6,320               318,970
Alcoa Inc.                          11,775               390,341
Du Pont E.I. du Pont de
  Nemours and Company                9,670               429,348
International Paper Company          9,450               411,831
                                                ----------------
                                                       1,550,490
                                                ----------------
MISCELLANEOUS - 4.8%
------------------------------
S&P 500 Depository Receipts         23,750             2,349,350
                                                ----------------
TELECOMMUNICATION SERVICES - 3.5%
------------------------------------------
BellSouth Corporation               11,965               376,898
SBC Communications Inc.             20,550               626,775
Verizon Communications              16,650               668,498
                                                ----------------
                                                       1,672,171
                                                ----------------
UTILITIES - 1.8%
------------------------------
Dominion Resources, Inc.             6,265               414,743
The Southern Company                17,210               471,554
                                                ----------------
                                                         886,297
                                                ----------------
TOTAL INVESTMENTS - 99.2%
  (Cost - $47,052,253) (c)                      $     48,218,807
OTHER ASSETS, LESS LIABILITIES - 0.8%                    412,159
                                                ----------------
NET ASSETS - 100%                               $     48,630,966
                                                ================


NAME OF SECURITY                    SHARES                 VALUE
Other Information:
At June 30, 2002, net unrealized
appreciation based on cost for financial
statement and Federal income tax purposes
is as follows:
  Gross unrealized appreciation                 $      4,299,760
  Gross unrealized depreciation                       (3,133,206)
                                                ----------------
    Net unrealized appreciation                 $      1,166,554
                                                ================

Purchases and sale proceeds of securities other than short-term obligations aggregated $26,167,156 and $29,996,099, respectively, for the period ended June 30, 2002.

IVY US EMERGING GROWTH FUND
NAME OF SECURITY                    SHARES                 VALUE
EQUITY SECURITIES - 98.9%
------------------------------
AUTOS AND TRANSPORTATION - 0.2%
------------------------------------------
AIR TRANSPORT - 0.2%
JetBlue Airways Corporation
  (a)                                2,400      $        109,344
                                                ----------------
CONSUMER DISCRETIONARY - 28.9%
------------------------------------------
CABLE TELEVISION
  SERVICES - 1.1%
Crown Media Holdings, Inc. (a)      61,800               487,602
                                                ----------------
CONSUMER ELECTRONICS - 5.8%
Activision, Inc. (a)                19,300               560,858
Electronic Arts Inc. (a)             7,100               468,955
Harman International
  Industries, Incorporated          10,600               522,050
Take-Two Interactive Software,
  Inc. (a)                          33,400               687,706
THQ Inc. (a)                        12,050               359,331
                                                ----------------
                                                       2,598,900
                                                ----------------
EDUCATION SERVICES - 4.9%
Career Education Corporation
  (a)                               17,000               765,000
Education Management
  Corporation (a)                   15,100               615,023
University Of Phoenix Online
  (a)                               26,699               790,824
                                                ----------------
                                                       2,170,847
                                                ----------------
RADIO & TV BROADCASTERS - 2.4%
Hispanic Broadcasting
  Corporation (a)                   15,300               399,330
Radio One, Inc. Class D (a)         27,900               414,873
XM Satellite Radio Holdings
  Inc. (a)                          34,800               255,780
                                                ----------------
                                                       1,069,983
                                                ----------------
RESTAURANTS - 1.4%
Krispy Kreme Doughnuts, Inc.
  (a)                                9,900               318,681
Panera Bread Company (a)             9,000               312,750
                                                ----------------
                                                         631,431
                                                ----------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          53

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY US EMERGING GROWTH FUND (CONTINUED)
NAME OF SECURITY                    SHARES                 VALUE
RETAIL - 2.3%
A.C. Moore Arts & Crafts Inc.
  (a)                               11,400      $        535,800
Electronics Boutique Holdings
  Corp. (a)                         11,400               334,020
GSI Commerce, Inc. (a)              23,600               175,820
                                                ----------------
                                                       1,045,640
                                                ----------------
SERVICES: COMMERCIAL - 11.0%
Advisory Board Company (a)           9,500               344,280
Copart, Inc. (a)                    48,450               786,344
Corporate Executive Board
  Company (The) (a)                  8,900               304,825
eBay Inc. (a)                        6,400               394,368
Exult Inc. (a)                      38,100               247,650
KPMG Consulting Inc. (a)            20,800               309,088
Metro One Telecommunications,
  Inc. (a)                          27,200               379,712
RMH Teleservices, Inc. (a)          10,600                72,822
TeleTech Holdings, Inc. (a)         14,900               142,146
Waste Connections, Inc. (a)         19,500               609,180
Weight Watchers International,
  Inc. (a)                          26,700             1,159,848
West Corporation (a)                 8,500               187,510
                                                ----------------
                                                       4,937,773
                                                ----------------
FINANCIAL SERVICES - 5.4%
------------------------------
FINANCIAL DATA PROCESSING SERVICES &
  SYSTEMS - 5.4%
Advent Software, Inc. (a)           22,200               570,540
Affiliated Computer Services,
  Inc. (a)                          10,400               493,792
Concord EFS, Inc (a)                24,800               747,472
The Intercept Group, Inc. (a)       29,600               613,312
                                                ----------------
                                                       2,425,116
                                                ----------------
HEALTH CARE - 27.6%
------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTION - 4.0%
Cephalon, Inc. (a)                   7,900               357,080
Charles River Laboratories
  International, Inc. (a)            8,400               294,420
ICOS Corporation (a)                 9,800               166,208
Integra LifeSciences Holdings
  (a)                               36,700               798,225
InterMune Inc. (a)                   7,700               162,470
                                                ----------------
                                                       1,778,403
                                                ----------------
DRUGS & PHARMACEUTICALS - 2.3%
Biopure Corporation (a)             19,100               146,115
Gilead Sciences, Inc. (a)           12,800               420,864
Medicis Pharmaceutical
  Corporation - Class A (a)         11,100               474,636
                                                ----------------
                                                       1,041,615
                                                ----------------
ELECTRICAL & ELECTRONICS -1.0%
InVision Technologies, Inc.
  (a)                               18,000               432,540
                                                ----------------
ELECTRONICS: MEDICAL SYSTEMS - 1.5%
Endocare, Inc. (a)                  19,300               254,953
Intuitive Surgical, Inc. (a)        48,800               413,336
                                                ----------------
                                                         668,289
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
HEALTH CARE FACILITIES - 3.3%
Pharmaceutical Product
  Development, Inc. (a)             11,300      $        297,642
United Surgical Partners
  International, Inc. (a)           37,900             1,156,329
                                                ----------------
                                                       1,453,971
                                                ----------------
HEALTH CARE MANAGEMENT
  SERVICES - 9.7%
AdvancePCS (a)                      25,700               615,258
AMERIGROUP Corporation (a)          10,200               282,948
AmSurg Corp. (a)                    38,700             1,016,262
Caremark Rx, Inc (a)                31,100               513,150
Centene Corporation (a)             10,900               337,682
Cerner Corporation (a)               7,400               353,942
Community Health Systems (a)        25,300               678,040
Orthodontic Centers of
  America, Inc. (a)                 24,300               560,115
                                                ----------------
                                                       4,357,397
                                                ----------------
HEALTH CARE SERVICES - 4.1%
Accredo Health Incorporated
  (a)                               15,100               696,714
Express Scripts Inc (a)              7,900               395,869
IMPATH, Inc. (a)                     5,600               100,520
Province Healthcare Company
  (a)                               28,550               638,378
                                                ----------------
                                                       1,831,481
                                                ----------------
MEDICAL & DENTAL INSTRUMENTS &
  SUPPLIES - 1.7%
CryoLife Inc. (a)                   12,000               192,720
SonoSite Inc. (a)                   24,700               356,421
Thoratec Corporation (a)            22,700               204,073
                                                ----------------
                                                         753,214
                                                ----------------
OTHER ENERGY - 11.1%
------------------------------
MACHINERY: OIL WELL EQUIPMENT &
  SERVICES - 4.6%
BJ Services Company (a)              9,400               318,472
Hanover Compressor Company (a)      25,800               348,300
Key Energy Services, Inc. (a)       31,500               330,750
Nabors Industries, Inc. (a)          7,900               277,685
National-Oilwell, Inc. (a)          11,600               244,180
Rowan Companies, Inc.               13,400               287,430
Weatherford International Ltd.
  (a)                                5,900               254,880
                                                ----------------
                                                       2,061,697
                                                ----------------
OFFSHORE DRILLING - 0.7%
GlobalSantaFe Corporation           11,500               314,525
                                                ----------------
OIL: CRUDE PRODUCERS - 5.8%
Chesapeake Energy
Corporation (a)                     25,200               181,440
PetroQuest Energy, Inc. (a)         31,500               175,455
Pioneer Natural Resources
  Company (a)                       17,600               458,480
Remington Oil & Gas
  Corporation (a)                   10,200               203,184
Spinnaker Exploration Company
  (a)                               20,700               745,614
Swift Energy Company (a)            16,200               255,798
XTO Energy, Inc.                    27,100               558,260
                                                ----------------
                                                       2,578,231
                                                ----------------

 54         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)


NAME OF SECURITY                    SHARES                 VALUE
PRODUCER DURABLES - 2.5%
------------------------------
IDENTIFICATION CONTROL &
  FILTER DEVICES - 0.8%
Asyst Technologies, Inc. (a)        17,000      $        345,950
                                                ----------------
PRODUCTION TECHNOLOGY
  EQUIPMENT - 1.7%
Brooks-PRI Automation, Inc.
  (a)                               17,800               454,968
Cymer, Inc. (a)                      8,800               308,352
                                                ----------------
                                                         763,320
                                                ----------------
TECHNOLOGY - 22.1%
------------------------------
COMMUNICATIONS TECHNOLOGY - 4.3%
Alloy, Inc. (a)                     29,300               423,092
L-3 Communications Holdings,
  Inc. (a)                           6,300               340,200
TALX Corporation                    20,280               384,509
Verisity Ltd. (a)                   24,000               416,160
WebEx Communications, Inc. (a)      21,900               348,210
                                                ----------------
                                                       1,912,171
                                                ----------------
COMPUTER SERVICES SOFTWARE &
  SYSTEMS - 10.7%
CACI International Inc. (a)         31,200             1,191,528
Macrovision Corporation (a)         36,000               471,960
Manhattan Associates, Inc. (a)       9,900               318,384
Mercury Interactive
  Corporation (a)                    9,000               206,640
NetScreen Technologies, Inc.
  (a)                               33,800               310,284
PDF Solutions, Inc. (a)             25,900               189,329
PEC Solutions, Inc. (a)             15,052               360,044
Retek Inc. (a)                      21,300               517,590
Tier Technologies, Inc. (a)         18,600               331,452
Veridian Corporation (a)            23,000               522,100
Websense, Inc. (a)                  13,400               342,638
                                                ----------------
                                                       4,761,949
                                                ----------------
COMPUTER TECHNOLOGY - 0.7%
Concurrent Computer
  Corporation (a)                   64,300               298,995
                                                ----------------
ELECTRONICS - 1.6%
Drexler Technology Corporation
  (a)                               14,600               315,360
FLIR Systems, Inc. (a)               9,500               398,715
                                                ----------------
                                                         714,075
                                                ----------------
ELECTRONICS: SEMI-CONDUCTORS/
  COMPONENTS - 4.8%
Integrated Circuit Systems,
  Inc. (a)                          36,100               728,859
Integrated Device Technology,
  Inc. (a)                           9,100               165,074
Intersil Holding Corporation
  (a)                               21,100               451,118
Marvell Technology Group Ltd.
  (a)                               11,300               224,757
Microtune Inc. (a)                  39,400               351,054
O2Micro International Limited
  (a)                               21,900               226,665
                                                ----------------
                                                       2,147,527
                                                ----------------


NAME OF SECURITY                    SHARES                 VALUE
UTILITIES - 1.1%
------------------------------
UTILITIES:
  TELECOMMUNICATIONS - 1.1%
Intrado Inc. (a)                    26,100      $        505,296
                                                ----------------
TOTAL INVESTMENTS - 98.9%
  (Cost - $47,748,597) (c)                      $     44,197,282
OTHER ASSETS, LESS LIABILITIES - 1.1%                    509,624
                                                ----------------
NET ASSETS - 100%                               $     44,706,906
                                                ================
Other Information:
At June 30, 2002, net unrealized
depreciation based on cost for financial
statement and Federal Income tax purposes
is as follows:
  Gross unrealized appreciation                 $      5,978,986
  Gross unrealized depreciation                       (9,530,301)
                                                ----------------
    Net unrealized depreciation                 $     (3,551,315)
                                                ================

Purchases and sales proceeds of securities other than short-term obligations aggregated $33,883,352 and $42,303,572, respectively, for the period ended June 30, 2002.

IVY BOND FUND
NAME OF SECURITY                 PRINCIPAL                 VALUE
U.S. CORPORATE BONDS - 87.3%
------------------------------
Allied Waste, 7.625%,
  01/01/2006 (g)                $  250,000      $        241,250
American Standard, 7.375%,
  04/15/2005 (g)                   480,000               494,400
BRE Properties Inc., 7.125%,
  2/15/2013                      2,000,000             2,042,500
Calpine Corp, 8.5%, 02/15/2011
  (g)                            1,000,000               670,000
CBS Corp., 7.125%, 11/1/2023     1,000,000               998,750
Centex Corporation, 7.50%
  01/15/2012                       500,000               533,750
Citigroup Inc, 6.50%,
  01/18/2011                     1,000,000             1,040,000
Coca-Cola Enterprises, 5.38%,
  8/15/2006                        500,000               514,375
Countrywide Home, 5.50%,
  08/01/2006                       500,000               511,250
Daimlerchrysler, 7.75%,
  01/18/2011                       500,000               536,875
Darden Restaurants Inc.,
  7.125%, 2/1/2016               1,250,000             1,267,187
Dean Foods Co 6.75%,
  06/15/2005 (g)                   500,000               495,625
Dell Computer Corporation,
  6.55%, 4/15/2008                 500,000               526,250
Delta Air Lines, 9.59%,
  1/12/2017                      1,500,000             1,515,135
Ford Motor Credit Company,
  7.375%, 10/28/2009             1,000,000             1,035,000
Heller Financial, 6.375%,
  03/15/2006                       425,000               453,687
Hertz Corp, 7.4%, 03/01/2011     1,000,000               985,000

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          55

June 30, 2002

SCHEDULES OF INVESTMENTS
(Unaudited)

IVY BOND FUND (CONTINUED)
NAME OF SECURITY                 PRINCIPAL                 VALUE
Household Financial Corp,
  6.50%, 1/24/2006              $1,000,000      $      1,022,500
Indiantown Cogeneration,
  9.77%, 12/15/2020              1,500,000             1,537,500
International Paper Company,
  7.625%, 1/15/2007              1,000,000             1,096,250
Kansas Gas & El Wr, 7.6%,
  12/15/2003 (g)                   500,000               501,250
Key Energy Services, Inc.
  8.375%, 3/1/2002                 500,000               512,500
McKesson Corporation, 7.75%,
  02/01/2012                       500,000               541,875
Meritor Automotive, 6.80%,
  2/15/2009                      1,000,000               966,250
News America Holdings, 7.75%,
  01/20/2024                     1,000,000               941,250
Northrop Grumman Corp.,
  9.375%, 10/15/2024             2,000,000             2,210,000
Pulte Corp., 7.625%,
  10/15/2017                     1,500,000             1,503,750
RJ Reynolds Tobacco Holdings
  Inc., 7.375%, 5/15/2003        2,000,000             2,057,500
Safeway Inc., 7.00%, 9/15/2007   1,000,000             1,082,500
SANTA FE Pacific Gold
  Corporation, 8.375%,
  7/1/2005                         700,000               737,625
Spieker Properties, 7.35%,
  12/1/2017                      1,950,000             1,986,563
Storage USA Partnership L.P.,
  8.20%, 6/1/2017                2,240,000             2,592,800
TE Products Pipeline Co.,
  7.51%, 1/15/2028               2,000,000             1,925,000
Tele Communications Inc.,
  9.25%, 1/15/2023               2,000,000             1,950,000
Tenet Healthcare Corporation,
  6.375%, 12/01/2011               750,000               759,375
Time Warner Inc., 9.125%,
  1/15/2013                      1,500,000             1,561,875
Time Warner Inc., 9.15%,
  2/1/2023                       1,000,000             1,106,250
Transocean Sedco Forex Inc.
  6.50% 04/15/2003                 647,000               661,558
Unisys Corporation, 7.875%,
  4/1/2008 (g)                     550,000               541,750
US Bank NA, 6.30%, 02/04/2014    1,000,000             1,028,750
Verizon Global Fdg Corp 7.25%,
  12/01/2010                     1,000,000             1,010,000
Wal-Mart Stores, Inc., 6.55%,
  8/10/2004                        500,000               531,875
Watson Pharmaceuticals,
  7.125%, 5/15/2008              1,500,000             1,473,750
                                                ----------------
  (Cost $45,399,164)                                  45,701,330
                                                ----------------


NAME OF SECURITY                 PRINCIPAL                 VALUE
U.S. GOVERNMENT AGENCY
  OBLIGATIONS - 2.1%
------------------------------
Fannie Mae, 7.00%, 07/15/2005   $1,000,000      $      1,093,750
                                                ----------------
  (Cost $1,009,856)
U.S. DOLLAR DENOMINATED
  FOREIGN CORPORATE BONDS -
   8.8%
------------------------------
Abitibi Consold, 7.50%,
  04/01/2028                     1,000,000               852,500
Corp Durango Sa 13.125
  08/01/2006 (g)                   978,000               860,640
France Telecom, 7.75%,
  03/01/2011                       667,000               608,638
Grupo Televisa S.A. 8.625%,
  8/8/2005                         500,000               527,500
Grupo Televisa 8.000%
  09/13/2011                       125,000               117,500
PEMEX Master Trust, 8.00%,
  11/15/2011                       300,000               295,500
Telekomunikacja Polska S.A.
  Finance BV (TPSA) 144A,
  7.75%, 12/10/2008              1,500,000             1,333,125
                                                ----------------
  (Cost $5,062,052)                                    4,595,403
                                                ----------------

                                    SHARES
                                    ------
RIGHTS & WARRANTS - 0.0%
------------------------------
Gothic Energy 144A Warrants         14,000      $             --
Gothic Energy Restricted War-
  rants                              4,767                    --
Gothic Energy Warrants               6,941                    --
                                                ----------------
  (Cost $0)                                                   --
                                                ----------------
TOTAL INVESTMENTS - 98.2%
  (Cost - $51,471,072) (c)                      $     51,390,483
OTHER ASSETS, LESS LIABILITIES - 1.8%                    931,545
                                                ----------------
NET ASSETS - 100%                               $     52,322,028
                                                ================
Other Information:
At June 30, 2002, net
unrealized depreciation based
on cost for financial
statement and Federal Income
tax purposes is as follows:
  Gross unrealized appreciation                 $      1,360,845
  Gross unrealized depreciation                       (1,441,434)
                                                ----------------
    Net unrealized depreciation                 $        (80,589)
                                                ================

Purchases and sales proceeds of securities other than U.S. Government securities and short-term obligations aggregated $5,825,344 and $11,425,883, respectively, for the period ended June 30, 2002.

 56         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                   June 30, 2002

                                                                     (Unaudited)

IVY MONEY MARKET FUND
NAME OF SECURITY                 PRINCIPAL                 VALUE
U.S. GOVERNMENT AGENCY
  OBLIGATIONS - 100.0%
------------------------------
Federal Home Loan Mortgage
  Corp., 1.73%, 7/2/2002        $2,000,000      $      1,999,904
Federal Home Loan Mortgage
  Corp., 1.68%, 07/02/2002       2,000,000             1,999,906
Farm Credit Discount Note,
  1.69%, 07/02/2002              2,000,000             1,999,906
Farm Credit Discount Note,
  1.66%, 07/02/2002              2,000,000             1,999,908
Farm Credit Discount Note,
  1.87%, 07/01/2002              5,672,000             5,672,000
Farm Credit Discount Note,
  1.69%, 07/01/2002              2,000,000             2,000,000
Farm Credit Discount Note,
  1.68%, 07/01/2002              2,000,000             2,000,000
Farm Credit Discount Note,
  1.66%, 07/01/2002              2,000,000             2,000,000
                                                ----------------
TOTAL INVESTMENTS - 100.0%
  (Cost - $19,671,624) (c)                      $     19,671,624
OTHER LIABILITIES, LESS ASSETS - 0%                       (7,676)
                                                ----------------
NET ASSETS - 100%                               $     19,663,948
                                                ================

Footnotes
---------
(a)  Non-income producing security.
(b)  Foreign security.
(c) Cost is approximately the same for Federal income tax purposes.
(d) Security valued in good faith by the Valuation Sub-Committee of the Board of Trustees. See Note 1 to the Financial Statements.
(e) As of June 30, 2002, a portion of the securities are on loan. The market value at June 30, 2002 of all securities on loan for Ivy International Fund and Ivy International Value Fund is $34,477,789 and $4,802,340, respectively. See Note 1 to the Financial Statements.
(f)  Issuer is in default on interest payments.
(g)  Below investment grade security.

ADR - American Depository Receipt

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                         STATEMENTS.          57

STATEMENTS OF ASSETS AND LIABILITIES
(Unaudited)

June 30, 2002

                                                     IVY CUNDILL GLOBAL    IVY DEVELOPING      IVY EUROPEAN       IVY GLOBAL
                                                         VALUE FUND         MARKETS FUND    OPPORTUNITIES FUND       FUND
ASSETS
  Investments, at value (a)                               $3,971,420        $  5,322,833       $ 95,282,034      $ 6,267,236
  Investments of cash collateral for securities
    loaned at identified cost and value                          -                   -                  -                -
  Cash                                                     3,408,492              36,486          1,845,771           97,525
  Receivables
    Investments sold                                          32,271                 -              385,810           79,538
    Fund shares sold                                          39,427                 -               70,927              -
    Dividends, interest and tax reclaims                       9,682              13,519            372,349           20,256
    Manager for expense reimbursement                          7,457              11,279                -             12,806
  Unrealized appreciation on open forward
    currency contracts                                             8                 -                  -                -
  Other assets                                                20,710              14,748             26,977           18,927
                                                    --------------------------------------------------------------------------
    Total assets                                           7,489,467           5,398,865         97,983,868        6,496,288
                                                    --------------------------------------------------------------------------
LIABILITIES
  Payables
    Investments purchased                                    235,521                 -                  -             26,823
    Collateral for securities loaned, at value                   -                   -                  -                -
    Fund shares repurchased                                      -                     5            137,411              -
    Management fee                                             3,667               4,688             73,125            5,369
    12b-1 service and distribution fees                          336                 811             15,933              750
    Transfer agent fee                                           721               6,681             59,118            5,151
    Other payables to related parties                          1,617               1,713             15,231            1,787
  Unrealized depreciation on open forward
    currency contracts                                        94,912                 -                  -              6,614
  Due to custodian                                               -                   -                  -                -
  Accrued expenses                                            17,393              13,633             82,916           51,832
                                                    --------------------------------------------------------------------------
    Total liabilities                                        354,167              27,531            383,734           98,326
                                                    --------------------------------------------------------------------------
NET ASSETS                                                $7,135,300        $  5,371,334       $ 97,600,134      $ 6,397,962
                                                    ==========================================================================
CLASS A
  Net Assets                                              $  403,743        $  2,719,393       $ 31,289,176      $ 4,294,125
  Outstanding Shares                                          40,667             439,213          2,074,215          538,291
  Net asset value and redemption price per share          $     9.93        $       6.19       $      15.08      $      7.98
  Maximum offering price per share*                       $    10.54        $       6.57       $      16.00      $      8.47
                                                    --------------------------------------------------------------------------
CLASS B
  Net Assets                                              $1,215,749        $  2,015,547       $ 32,881,034      $ 1,904,206
  Outstanding Shares                                         122,993             340,955          2,208,209          253,120
  Net asset value, offering price and redemption
    price** per share                                     $     9.88        $       5.91       $      14.89      $      7.52
                                                    --------------------------------------------------------------------------
CLASS C
  Net Assets                                              $   87,704        $    578,796       $ 24,402,978      $   119,003
  Outstanding Shares                                           8,935              97,487          1,633,045           16,454
  Net asset value, offering price and redemption
    price*** per share                                    $     9.82        $       5.94       $      14.94      $      7.23
                                                    --------------------------------------------------------------------------
CLASS ADVISOR
  Net Assets                                              $5,428,104        $     57,598       $  8,929,264      $    80,628
  Outstanding Shares                                         550,844               9,288            585,118           10,128
  Net asset value, offering price and redemption
    price per share                                       $     9.85        $       6.20       $      15.26      $      7.96
                                                    --------------------------------------------------------------------------
CLASS I
  Net Assets                                                                                   $     97,682
  Outstanding Shares                                                                                  6,415
  Net asset value, offering price and redemption
    price per share                                                                            $      15.23
                                                    --------------------------------------------------------------------------
NET ASSETS CONSIST OF
Capital paid-in                                           $7,112,515        $ 17,523,045       $171,817,144      $ 9,175,014
Accumulated net realized gain/(loss) on
  investments and foreign currency transactions              (93,793)        (11,984,390)       (50,181,816)      (2,299,098)
Undistributed (accumulated) net investment
  income (loss)                                               23,674            (103,571)           306,521          (17,029)
Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions               92,904             (63,750)       (24,341,715)        (460,925)
                                                    --------------------------------------------------------------------------
NET ASSETS                                                $7,135,300        $  5,371,334       $ 97,600,134      $ 6,397,962
                                                    ==========================================================================
      (a) Investments, identified cost                    $3,785,335        $  5,386,504       $119,652,271      $ 6,722,686
                                                    --------------------------------------------------------------------------
      *  On sales of more than $50,000 the offering price is reduced.
     **  Subject to a maximum deferred sales charge of 5%.
    ***  Subject to a maximum deferred sales charge of 1%.

 58         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                     (Unaudited)


                                                          June 30, 2002

 IVY GLOBAL NATURAL    IVY GLOBAL SCIENCE   IVY INTERNATIONAL     IVY INTERNATIONAL
   RESOURCES FUND      & TECHNOLOGY FUND          FUND           SMALL COMPANIES FUND
     $35,401,466          $ 14,944,646        $ 309,102,223         $ 7,524,881
             -                     -             36,236,563                 -
             -                 480,840            1,301,157             223,234
         238,545               208,392                  -                   -
         722,277                24,614            1,322,837               1,000
          46,470                   -              3,228,052              35,885
             -                  19,238                  -                15,147
             -                     -                    -                   -
          17,156                16,586               40,534              21,130
--------------------------------------------------------------------------------------
      36,425,914            15,694,316          351,231,366           7,821,277
--------------------------------------------------------------------------------------
         298,050               119,161                  -                   -
             -                     -             36,236,563                 -
         188,216                48,051              678,143              52,461
          32,439                13,227              261,285               6,616
           4,778                 2,297               37,427               1,189
          13,898                31,001               90,154               7,137
           8,244                 3,986               31,799               1,906
             -                     -                942,988                 -
         311,012                   -                    -                   -
          42,377                28,631              261,619              32,390
--------------------------------------------------------------------------------------
         899,014               246,354           38,539,978             101,699
--------------------------------------------------------------------------------------
     $35,526,900          $ 15,447,962        $ 312,691,388         $ 7,719,578
======================================================================================
     $18,903,095          $  7,595,639        $ 180,626,788         $ 2,936,760
       1,458,875               871,416            9,180,149             372,046
     $     12.96          $       8.72        $       19.68         $      7.89
     $     13.75          $       9.25        $       20.88         $      8.37
--------------------------------------------------------------------------------------
     $ 9,321,291          $  6,102,827        $ 102,505,423         $ 2,380,569
         737,815               727,613            5,410,743             309,177
     $     12.63          $       8.39        $       18.94         $      7.70
--------------------------------------------------------------------------------------
     $ 5,370,798          $  1,538,316        $  19,637,285         $ 1,751,664
         433,328               182,654            1,043,603             226,246
     $     12.39          $       8.42        $       18.82         $      7.74
--------------------------------------------------------------------------------------
     $ 1,931,716          $    211,180        $         -           $   650,585
         149,352                24,143                  -                81,647
     $     12.93          $       8.75        $         -           $      7.97
--------------------------------------------------------------------------------------
                                              $   9,921,892
                                                    500,201
                                              $       19.84
--------------------------------------------------------------------------------------
     $40,219,829          $ 61,810,280        $ 598,527,381         $17,988,548
      (8,116,269)          (44,872,144)        (245,357,540)         (9,845,182)
        (319,550)             (231,999)            (151,734)            (86,317)
       3,742,890            (1,258,175)         (40,326,719)           (337,471)
--------------------------------------------------------------------------------------
     $35,526,900          $ 15,447,962        $ 312,691,388         $ 7,719,578
======================================================================================
     $31,582,233          $ 16,202,821        $ 348,686,882         $ 7,864,928
--------------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(Unaudited)

June 30, 2002


                                                     IVY INTERNATIONAL       IVY PACIFIC         IVY GROWTH
                                                        VALUE FUND        OPPORTUNITIES FUND        FUND
ASSETS
  Investments, at value (a)                             $ 63,602,053         $ 10,398,690      $135,651,076
  Investments of cash collateral for securities
    loaned at identified cost and value                    5,058,887                  -                 -
  Cash                                                       894,415              368,604         4,995,479
  Receivables
    Investments sold                                         240,088                  -             880,364
    Fund shares sold                                           2,528              295,345               -
    Dividends and interest                                   414,372               23,883            83,956
    Manager for expense reimbursement                         28,141               13,628
  Unrealized appreciation on open forward
    currency contracts                                         4,016                  -                 -
  Other assets                                                22,220               13,232            32,653
                                                    ---------------------------------------------------------
    Total assets                                          70,266,720           11,113,382       141,643,528
                                                    ---------------------------------------------------------
LIABILITIES
  Payables
    Distributions to shareholders                                -                    -                 -
    Collateral for securities loaned, at value             5,058,887                  -                 -
    Investments purchased                                  1,201,601                  -             678,678
    Fund shares repurchased                                  119,255                9,137            35,291
    Management fee                                            52,624                9,175           101,855
    12b-1 service and distribution fees                       13,210                1,460             2,912
    Transfer agent fee                                        31,235               11,062            89,120
    Other payables to related parties                         10,201                3,573            18,455
    Unrealized depreciation on open forward
      currency contracts                                     139,426                  -                 -
  Accrued expenses                                            66,798               76,289            35,150
                                                    ---------------------------------------------------------
    Total liabilities                                      6,693,237              110,696           961,461
                                                    ---------------------------------------------------------
NET ASSETS                                              $ 63,573,483         $ 11,002,686      $140,682,067
                                                    =========================================================
CLASS A
  Net Assets                                            $ 10,968,083         $  6,496,645      $136,711,830
  Outstanding Shares                                       1,217,764              934,949        14,629,969
  Net asset value and redemption price per share        $       9.01         $       6.95      $       9.34
  Maximum offering price per share*                     $       9.56         $       7.37      $       9.91
                                                    ---------------------------------------------------------
CLASS B
  Net Assets                                            $ 39,369,422         $  3,400,719      $  3,539,029
  Outstanding Shares                                       4,485,618              505,152           397,732
  Net asset value, offering price and redemption
    price** per share                                   $       8.78         $       6.73      $       8.90
                                                    ---------------------------------------------------------
CLASS C
  Net Assets                                            $ 13,011,435         $    769,062      $    191,685
  Outstanding Shares                                       1,482,347              114,326            22,102
  Net asset value, offering price and redemption
    price*** per share                                  $       8.78         $       6.73      $       8.67
                                                    ---------------------------------------------------------
CLASS ADVISOR
  Net Assets                                            $    225,353         $    336,260      $    239,523
  Outstanding Shares                                          25,065               49,788            25,696
  Net asset value, offering price and redemption
    price per share                                     $       8.99         $       6.75      $       9.32
                                                    ---------------------------------------------------------
NET ASSETS CONSIST OF
Capital paid-in                                         $ 74,369,485         $ 20,983,619      $200,401,486
Accumulated net realized gain/(loss) on
  investments and foreign currency transactions          (13,373,941)         (11,035,352)      (58,932,631)
Undistributed (accumulated) net investment
  income (loss)                                              169,530              (59,555)         (791,229)
Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions            2,408,409            1,113,974             4,441
                                                    ---------------------------------------------------------
NET ASSETS                                              $ 63,573,483         $ 11,002,686      $140,682,067
                                                    =========================================================
      (a) Investments, identified cost                  $ 61,064,509         $  9,284,720      $135,646,792
                                                    ---------------------------------------------------------
      *  On sales of more than $50,000 the offering price is reduced.
     **  Subject to a maximum deferred sales charge of 5%.
    ***  Subject to a maximum deferred sales charge of 1%.

 60         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                     (Unaudited)


                                                          June 30, 2002

 IVY US BLUE     IVY US EMERGING     IVY BOND       IVY MONEY
  CHIP FUND        GROWTH FUND         FUND        MARKET FUND
  $ 48,218,807    $ 44,197,282     $ 51,390,483   $19,671,624
           -               -                -             -
       451,601         936,519          111,438            70
       475,354             -                -             -
           -             8,108            5,742           -
        41,664           1,253        1,146,241           -
        17,976             -                -          12,731
           -               -                -             -
        13,166          20,905           20,934        40,945
---------------------------------------------------------------
    49,218,568      45,164,067       52,674,838    19,725,370
---------------------------------------------------------------
           -               -            251,664        12,909
           -               -                -             -
       420,211             -                -             -
        69,769         327,091           28,081         7,000
        31,156          33,393           21,813         6,524
         5,692           5,987            6,747           -
        24,689          43,553           19,206        13,081
         9,156           9,241            5,862         2,951
           -               -                -             -
        26,929          37,896           19,437        18,956
---------------------------------------------------------------
       587,602         457,161          352,810        61,421
---------------------------------------------------------------
  $ 48,630,966    $ 44,706,906     $ 52,322,028   $19,663,948
===============================================================
  $ 32,320,852    $ 26,034,097     $ 33,332,085   $13,030,753
     3,960,450       1,741,413        4,094,111    13,030,753
  $       8.16    $      14.95     $       8.14   $      1.00
  $       8.66    $      15.86     $       8.55
---------------------------------------------------------------
  $ 14,706,779    $ 15,605,152     $ 17,047,436   $ 6,231,823
     1,840,903       1,101,317        2,107,538     6,231,823
  $       7.99    $      14.17     $       8.09   $      1.00
---------------------------------------------------------------
  $    761,259    $  2,358,042     $  1,737,043   $   401,372
        95,349         166,470          214,067       401,372
  $       7.98    $      14.16     $       8.11   $      1.00
---------------------------------------------------------------
  $    842,076    $    709,615     $    205,464
       102,088          46,955           25,218
  $       8.25    $      15.11     $       8.15
---------------------------------------------------------------
  $ 59,651,997    $ 80,441,734     $ 81,338,534   $19,663,948
   (12,084,763)    (31,458,563)     (28,954,650)          -
      (102,822)       (724,950)          18,733           -
     1,166,554      (3,551,315)         (80,589)          -
---------------------------------------------------------------
  $ 48,630,966    $ 44,706,906     $ 52,322,028   $19,663,948
===============================================================
  $ 47,052,253    $ 47,748,597     $ 51,471,072   $19,671,624
---------------------------------------------------------------

STATEMENTS OF OPERATIONS
(Unaudited)

For the Six Months Ended June 30, 2002

                                                                                             IVY EUROPEAN
                                                     IVY CUNDILL GLOBAL    IVY DEVELOPING    OPPORTUNITIES
                                                         VALUE FUND         MARKETS FUND         FUND
INVESTMENT INCOME
  Dividends, net of foreign taxes withheld (a)             $ 48,626          $  57,396      $  1,483,453
  Interest and other                                          2,654              1,367            60,059
                                                    -------------------------------------------------------
                                                             51,280             58,763         1,543,512
                                                    -------------------------------------------------------
EXPENSES
  Management fee                                             13,350             30,153           490,401
  Transfer agent                                              2,387             20,707           180,253
  Administrative services fee                                 1,335              3,031            49,023
  Custodian fees                                              8,665             15,722            50,159
  Blue Sky fees                                              21,354             15,862            20,629
  Auditing and accounting fees                                2,135             10,347            23,562
  Shareholder reports                                           296              2,865            28,268
  Fund accounting                                             7,929              8,580            57,044
  Trustees' fees                                              2,461              2,661             7,380
  12b-1 service and distribution fees                         3,650             18,558           326,314
  Legal                                                      23,064             17,240            19,720
  Other                                                       2,750                -              43,160
                                                    -------------------------------------------------------
                                                             89,376            145,726         1,295,913
  Expenses reimbursed by Manager                            (59,693)           (68,370)          (58,922)
                                                    -------------------------------------------------------
    Net expenses                                             29,683             77,356         1,236,991
                                                    -------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 21,597            (18,593)          306,521
                                                    -------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
  AND WRITTEN CALL OPTION TRANSACTIONS
  Net realized gain (loss)                                  (12,734)          (200,132)      (14,998,043)
  Net realized gain (loss) on written call
    options                                                     -                  -                 -
  Net change in unrealized appreciation
    (depreciation) on written call options                      -                  -                 -
  Net change in unrealized appreciation
    (depreciation)                                           30,725             79,622        24,071,630
                                                    -------------------------------------------------------
  Net gain (loss) on investment, foreign
    currency and written call option
    transactions                                             17,991           (120,510)        9,073,587
                                                    -------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $ 39,588          $(139,103)     $  9,380,108
                                                    =======================================================
  (a) Foreign taxes withheld                               $  2,473          $   3,617      $    170,809
                                                    -------------------------------------------------------

 62         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                     (Unaudited)


                                 For the Six Months Ended June 30, 2002

                 IVY GLOBAL       IVY GLOBAL            IVY
 IVY GLOBAL       NATURAL          SCIENCE &       INTERNATIONAL
    FUND       RESOURCES FUND   TECHNOLOGY FUND        FUND
  $  68,906      $  213,721       $    43,199     $  4,534,179
      1,049          16,101             6,746          243,150
-----------------------------------------------------------------
     69,955         229,822            49,945        4,777,329
-----------------------------------------------------------------
     35,674         149,406           109,313        1,967,147
     15,829          39,616            88,484          497,126
      3,567          14,941            10,931          190,086
     22,697           8,619            10,670          167,746
     15,773          16,652            18,610           19,111
     10,047           6,426            11,399           87,636
      2,404           4,584            14,451           69,207
      8,841          22,620            19,390          114,734
      2,744           3,444             3,665           26,058
     17,420          74,347            68,723          948,369
     17,300          17,498            17,589           32,244
     27,181          22,176            11,006          136,519
-----------------------------------------------------------------
    179,477         380,329           384,231        4,255,983
    (92,493)        (14,641)         (102,287)             -
-----------------------------------------------------------------
     86,984         365,688           281,944        4,255,983
-----------------------------------------------------------------
    (17,029)       (135,866)         (231,999)         521,346
-----------------------------------------------------------------
   (566,722)       (845,219)       (4,549,262)     (85,907,271)
      4,595             -                 -            972,561
      1,564             -                 -            (84,026)
   (128,937)      3,387,351        (4,191,032)      62,650,266
-----------------------------------------------------------------
   (689,500)      2,542,132        (8,740,294)     (22,368,470)
-----------------------------------------------------------------
  $(706,529)     $2,406,266       $(8,972,293)    $(21,847,124)
=================================================================
  $   4,570      $   14,134       $       -       $    470,208
-----------------------------------------------------------------

STATEMENTS OF OPERATIONS
(Unaudited)

For the Six Months Ended June 30, 2002

                                                    IVY INTERNATIONAL                        IVY PACIFIC
                                                          SMALL         IVY INTERNATIONAL   OPPORTUNITIES     IVY GROWTH
                                                     COMPANIES FUND        VALUE FUND           FUND             FUND
INVESTMENT INCOME
  Dividends, net of foreign taxes withheld (a)          $    69,037        $ 1,042,775        $ 81,967      $    543,916
  Interest and other                                            -               56,243           2,518            34,962
                                                    ----------------------------------------------------------------------
                                                             69,037          1,099,018          84,485           578,878
                                                    ----------------------------------------------------------------------
EXPENSES
  Management fee                                             44,161            342,918          56,136           706,516
  Transfer agent                                             21,836            124,155          33,069           274,726
  Administrative services fee                                 4,416             34,291           5,614            83,120
  Custodian fees                                             42,949             38,491          18,469            16,176
  Blue Sky fees                                              19,417             20,136          16,369            18,146
  Auditing and accounting fees                                6,770             20,397          12,146            34,667
  Shareholder reports                                         3,164             14,255           4,788            39,542
  Amortization of organization expenses                         -                3,240             -                 -
  Fund accounting                                            10,369             44,041          17,189            66,210
  Trustees' fees                                              2,834              5,975           2,935            10,277
  12b-1 service and distribution fees                        28,025            297,288          31,357            70,589
  Legal                                                      17,333             18,326          17,350            17,979
  Other                                                       6,087             31,803           9,683            32,159
                                                    ----------------------------------------------------------------------
                                                            207,361            995,316         225,105         1,370,107
  Expenses reimbursed by Manager                            (93,217)          (183,656)        (84,276)              -
                                                    ----------------------------------------------------------------------
    Net expenses                                            114,144            811,660         140,829         1,370,107
                                                    ----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                (45,107)           287,358         (56,344)         (791,229)
                                                    ----------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT, FOREIGN CURRENCY
  AND WRITTEN CALL OPTION TRANSACTIONS
  Net realized gain (loss)                               (2,595,292)        (3,069,423)         41,439       (12,101,440)
  Net realized gain (loss) on written call
    options                                                     -               78,077             -             233,425
  Net change in unrealized appreciation
    (depreciation) on written call options                      -               38,366             -             (44,156)
  Net change in unrealized appreciation
    (depreciation)                                        2,319,477          1,174,469         359,553       (22,489,592)
                                                    ----------------------------------------------------------------------
  Net gain (loss) on investment, foreign
    currency and written call option
    transactions                                           (275,815)        (1,778,511)        400,992       (34,401,763)
                                                    ----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $  (320,922)       $(1,491,153)       $344,648      $(35,192,992)
                                                    ======================================================================
  (a) Foreign taxes withheld                            $     8,964        $   122,121        $ 40,562      $      3,071
                                                    ----------------------------------------------------------------------

 64         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                                                     (Unaudited)


                                 For the Six Months Ended June 30, 2002

                   IVY US
 IVY US BLUE      EMERGING      IVY BOND       IVY MONEY
  CHIP FUND     GROWTH FUND       FUND        MARKET FUND
  $   389,512   $      6,619   $       -      $     -
        6,022          9,145     2,052,145      165,901
----------------------------------------------------------
      395,534         15,764     2,052,145      165,901
----------------------------------------------------------
      206,560        258,531       136,805       38,317
      113,387        131,657        73,959       43,580
       27,541         30,415        27,361        9,579
        8,842         14,200         4,626       14,415
       19,171         17,367        19,650       13,333
       17,186         18,037        15,693        4,160
       15,413         20,471         8,787        5,402
          -              -             -            -
       40,194         43,492        21,886       13,097
        5,388          5,832         5,338        3,336
      129,271        164,886       142,506          -
       18,914         19,108        19,222       13,776
        7,638         16,718         6,819        2,618
----------------------------------------------------------
      609,505        740,714       482,652      161,613
     (111,149)           -             -        (80,191)
----------------------------------------------------------
      498,356        740,714       482,652       81,422
----------------------------------------------------------
     (102,822)      (724,950)    1,569,493       84,479
----------------------------------------------------------
   (3,879,567)    (3,695,188)      390,848          -
          -          256,259           -            -
          -          (22,465)          -            -
   (3,548,720)   (14,005,782)     (202,230)         -
----------------------------------------------------------
   (7,428,287)   (17,467,176)      188,618          -
----------------------------------------------------------
  $(7,531,109)  $(18,192,126)  $ 1,758,111    $  84,479
==========================================================
  $     2,046   $        -     $       -      $     -
----------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    IVY CUNDILL GLOBAL VALUE FUND      IVY DEVELOPING MARKETS FUND
                                                     FOR THE SIX                      FOR THE SIX
                                                     MONTHS ENDED                    MONTHS ENDED
                                                       JUNE 30,        YEAR ENDED      JUNE 30,         YEAR ENDED
                                                         2002         DECEMBER 31,       2002          DECEMBER 31,
                                                     (UNAUDITED)          2001        (UNAUDITED)          2001
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                         $   21,597      $    4,208     $  (18,593)     $   (18,659)
  Net realized gain (loss) on investments,
    foreign currency and written call option
    transactions                                          (12,734)        (11,053)      (200,132)        (839,162)
  Net change in unrealized appreciation
    (depreciation) on investments, foreign
    currency and written call option
    transactions                                           30,725          31,902         79,622          413,420
                                                    ----------------------------------------------------------------
         Net increase (decrease) resulting from
           operations                                      39,588          25,057       (139,103)        (444,401)
                                                    ----------------------------------------------------------------
Class A distributions
  Dividends from net investment income                        -              (483)           -                -
  Distributions from realized gains                           -            (5,550)           -                -
                                                    ----------------------------------------------------------------
         Total distributions to Class A
           shareholders                                       -            (6,033)           -                -
                                                    ----------------------------------------------------------------
Class B distributions
  Dividends from net investment income                        -            (1,954)           -                -
  Distributions from realized gains                           -           (22,475)           -                -
                                                    ----------------------------------------------------------------
         Total distributions to Class B
           shareholders                                       -           (24,429)           -                -
                                                    ----------------------------------------------------------------
Class C distributions
  Dividends from net investment income                        -               -              -                -
  Distributions from realized gains                           -              (850)           -                -
                                                    ----------------------------------------------------------------
         Total distributions to Class C
           shareholders                                       -              (850)           -                -
                                                    ----------------------------------------------------------------
Class Advisor distributions
  Dividends from net investment income                        -            (2,320)           -                -
  Distributions from realized gains                           -           (26,675)           -                -
                                                    ----------------------------------------------------------------
         Total distributions to Advisor Class
           shareholders                                       -           (28,995)           -                -
                                                    ----------------------------------------------------------------
Class I distributions
  Distributions from realized gains                           -               -              -                -
                                                    ----------------------------------------------------------------
         Total distributions to Class I
           shareholders                                       -               -              -                -
                                                    ----------------------------------------------------------------
Fund share transactions (Note 4)
  Class A                                                 188,382         211,494        398,114       (1,737,612)
  Class B                                                 328,718         859,802       (438,913)      (1,738,699)
  Class C                                                  58,669          29,498        (21,495)        (480,164)
  Class Advisor                                         4,445,078         262,419        (25,726)         (31,672)
  Class I                                                     -               -              -                -
                                                    ----------------------------------------------------------------
  Net increase (decrease) resulting from Fund
    share transactions                                  5,020,847       1,363,213        (88,020)      (3,988,147)
                                                    ----------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 5,060,435       1,327,963       (227,123)      (4,432,548)
  Net assets beginning of period                        2,074,865         746,902      5,598,457       10,031,005
                                                    ----------------------------------------------------------------
  NET ASSETS END OF PERIOD                             $7,135,300      $2,074,865     $5,371,334      $ 5,598,457
                                                    ================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                    $   23,674      $    2,077     $      -        $       -
                                                    ----------------------------------------------------------------

 66         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

 IVY EUROPEAN OPPORTUNITIES FUND            IVY GLOBAL FUND           IVY GLOBAL NATURAL RESOURCES FUND
  FOR THE SIX                        FOR THE SIX                       FOR THE SIX
 MONTHS ENDED                       MONTHS ENDED                      MONTHS ENDED
   JUNE 30,           YEAR ENDED      JUNE 30,          YEAR ENDED      JUNE 30,           YEAR ENDED
     2002            DECEMBER 31,       2002           DECEMBER 31,       2002            DECEMBER 31,
  (UNAUDITED)            2001        (UNAUDITED)           2001        (UNAUDITED)            2001
  $    306,521       $ (1,108,594)   $   (17,029)      $   (87,678)    $  (135,866)      $    17,480
   (14,998,043)       (32,949,388)      (562,127)       (1,707,991)       (845,219)         (129,942)
    24,071,630         (2,857,973)      (127,373)         (357,083)      3,387,351           939,703
-------------------------------------------------------------------------------------------------------
     9,380,108        (36,915,955)      (706,529)       (2,152,752)      2,406,266           827,241
-------------------------------------------------------------------------------------------------------
           -                  -              -                 -               -            (123,220)
           -              (79,656)           -                 -               -                 -
-------------------------------------------------------------------------------------------------------
           -              (79,656)           -                 -               -            (123,220)
-------------------------------------------------------------------------------------------------------
           -                  -              -                 -               -             (72,803)
           -              (89,127)           -                 -               -                 -
-------------------------------------------------------------------------------------------------------
           -              (89,127)           -                 -               -             (72,803)
-------------------------------------------------------------------------------------------------------
           -                  -              -                 -               -             (25,855)
           -              (65,137)           -                 -               -                 -
-------------------------------------------------------------------------------------------------------
           -              (65,137)           -                 -               -             (25,855)
-------------------------------------------------------------------------------------------------------
           -                  -              -                 -               -             (10,125)
           -              (22,555)           -                 -               -                 -
-------------------------------------------------------------------------------------------------------
           -              (22,555)           -                 -               -             (10,125)
-------------------------------------------------------------------------------------------------------
           -                  (33)           -                 -               -                 -
-------------------------------------------------------------------------------------------------------
           -                  (33)           -                 -               -                 -
-------------------------------------------------------------------------------------------------------
    (2,620,561)       (12,356,980)      (783,085)       (1,292,078)     10,059,264         1,944,691
    (3,968,247)       (11,307,942)      (296,941)       (1,559,669)      3,206,686         1,647,979
    (2,838,646)       (14,959,642)       (15,515)            2,801       3,430,637         1,087,331
    (1,091,378)        (6,208,579)        (4,543)          (30,156)      1,245,333           461,155
        84,980                 33            -                 -               -                 -
-------------------------------------------------------------------------------------------------------
   (10,433,852)       (44,833,110)    (1,100,084)       (2,879,102)     17,941,920         5,141,156
-------------------------------------------------------------------------------------------------------
    (1,053,744)       (82,005,573)    (1,806,613)       (5,031,854)     20,348,186         5,736,394
    98,653,878        180,659,451      8,204,575        13,236,429      15,178,714         9,442,320
-------------------------------------------------------------------------------------------------------
  $ 97,600,134       $ 98,653,878    $ 6,397,962       $ 8,204,575     $35,526,900       $15,178,714
=======================================================================================================
  $    306,521       $        -      $       -         $       -       $       -         $       -
-------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS



                                                          IVY GLOBAL SCIENCE
                                                           & TECHNOLOGY FUND               IVY INTERNATIONAL FUND
                                                      FOR THE SIX                      FOR THE SIX
                                                     MONTHS ENDED                     MONTHS ENDED
                                                       JUNE 30,         YEAR ENDED      JUNE 30,         YEAR ENDED
                                                         2002          DECEMBER 31,       2002          DECEMBER 31,
                                                      (UNAUDITED)          2001        (UNAUDITED)          2001
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                        $   (231,999)    $   (850,970)  $     521,346    $    (803,812)
  Net realized gain (loss) on investment,
    foreign currency and written call option
    transactions                                        (4,549,262)     (34,588,967)    (84,934,710)    (117,343,526)
  Net change in unrealized appreciation
    (depreciation) on investment, foreign
    currency and written call option
    transactions                                        (4,191,032)        (736,843)     62,566,240      (65,204,565)
                                                    ------------------------------------------------------------------
         Net increase (decrease) resulting from
           operations                                   (8,972,293)     (36,176,780)    (21,847,124)    (183,351,903)
                                                    ------------------------------------------------------------------
Class A distributions
  Dividends from net investment income                         -                -               -                -
  Distributions from realized gains                            -                -               -                -
                                                    ------------------------------------------------------------------
         Total distributions to Class A
           shareholders                                        -                -               -                -
                                                    ------------------------------------------------------------------
Class B distributions
  Dividends from net investment income                         -                -               -                -
  Distributions from realized gains                            -                -               -                -
                                                    ------------------------------------------------------------------
         Total distributions to Class B
           shareholders                                        -                -               -                -
                                                    ------------------------------------------------------------------
Class C distributions
  Dividends from net investment income                         -                -               -                -
  Distributions from realized gains                            -                -               -                -
                                                    ------------------------------------------------------------------
         Total distributions to Class C
           shareholders                                        -                -               -                -
                                                    ------------------------------------------------------------------
Class Advisor distributions
  Dividends from net investment income                         -                -               -                -
  Distributions from realized gains                            -                -               -                -
                                                    ------------------------------------------------------------------
         Total distributions to Advisor Class
           shareholders                                        -                -               -                -
                                                    ------------------------------------------------------------------
Fund share transactions (Note 4)
  Class A                                               (1,599,290)      (2,017,011)   (150,430,186)    (130,688,855)
  Class B                                               (1,960,304)      (2,241,470)    (27,914,831)     (90,315,247)
  Class C                                                 (466,205)      (2,535,725)     (5,566,814)     (20,256,233)
  Class Advisor                                            (37,371)         (38,620)         (5,017)           1,566
  Class I                                                      -                -        (6,513,393)     (10,732,630)
                                                    ------------------------------------------------------------------
  Net increase (decrease) resulting from Fund
    share transactions                                  (4,063,170)      (6,832,826)   (190,430,241)    (251,991,399)
                                                    ------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (13,035,463)     (43,009,606)   (212,277,365)    (435,343,302)
  Net assets beginning of period                        28,483,425       71,493,031     524,968,753      960,312,055
                                                    ------------------------------------------------------------------
  NET ASSETS END OF PERIOD                            $ 15,447,962     $ 28,483,425   $ 312,691,388    $ 524,968,753
                                                    ==================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                   $        -       $        -     $         -      $         -
                                                    ------------------------------------------------------------------

 68         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

     IVY INTERNATIONAL SMALL
         COMPANIES FUND              IVY INTERNATIONAL VALUE FUND      IVY PACIFIC OPPORTUNITIES FUND
  FOR THE SIX                        FOR THE SIX                       FOR THE SIX
 MONTHS ENDED                       MONTHS ENDED                      MONTHS ENDED
   JUNE 30,           YEAR ENDED      JUNE 30,          YEAR ENDED      JUNE 30,           YEAR ENDED
     2002            DECEMBER 31,       2002           DECEMBER 31,       2002            DECEMBER 31,
  (UNAUDITED)            2001        (UNAUDITED)           2001        (UNAUDITED)            2001
  $    (45,107)      $   (244,282)  $    287,358       $    (10,164)   $   (56,344)      $  (108,619)
    (2,595,292)        (6,817,197)    (2,991,346)        (5,500,755)        41,439        (2,117,974)
     2,319,477         (1,290,455)     1,212,835        (15,899,870)       359,553           755,091
-------------------------------------------------------------------------------------------------------
      (320,922)        (8,351,934)    (1,491,153)       (21,410,789)       344,648        (1,471,502)
-------------------------------------------------------------------------------------------------------
            -                 -              -              (27,423)           -              (8,050)
            -              (3,531)           -                  -              -              (1,649)
-------------------------------------------------------------------------------------------------------
            -              (3,531)           -              (27,423)           -              (9,699)
-------------------------------------------------------------------------------------------------------
            -                 -              -              (97,290)           -              (5,214)
            -              (3,188)           -                  -              -              (1,068)
-------------------------------------------------------------------------------------------------------
            -              (3,188)           -              (97,290)           -              (6,282)
-------------------------------------------------------------------------------------------------------
            -                 -              -              (34,090)           -              (1,203)
            -              (2,267)           -                  -              -                (246)
-------------------------------------------------------------------------------------------------------
            -              (2,267)           -              (34,090)           -              (1,449)
-------------------------------------------------------------------------------------------------------
            -                 -              -                 (773)           -                  (4)
            -                (942)           -                  -              -                  (1)
-------------------------------------------------------------------------------------------------------
            -                (942)           -                 (773)           -                  (5)
-------------------------------------------------------------------------------------------------------
      (530,893)        (2,382,665)    (2,064,509)        (6,604,271)        13,013        (2,223,328)
      (710,153)           (69,144)    (5,879,782)       (16,393,092)      (689,496)       (1,762,254)
      (473,313)          (541,670)    (2,765,448)        (8,894,349)      (173,509)         (461,062)
      (308,408)        (1,796,577)      (146,718)          (184,624)       330,840           (26,101)
            -                 -              -                  -              -                 -
-------------------------------------------------------------------------------------------------------
    (2,022,767)        (4,790,056)   (10,856,457)       (32,076,336)      (519,152)       (4,472,745)
-------------------------------------------------------------------------------------------------------
    (2,343,689)       (13,151,918)   (12,347,610)       (53,646,701)      (174,504)       (5,961,682)
    10,063,267         23,215,185     75,921,093        129,567,794     11,177,190        17,138,872
-------------------------------------------------------------------------------------------------------
  $  7,719,578       $ 10,063,267   $ 63,573,483       $ 75,921,093    $11,002,686       $11,177,190
=======================================================================================================
  $         -        $        -     $    169,530       $        -      $       -         $       -
-------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS




                                                            IVY GROWTH FUND               IVY US BLUE CHIP FUND
                                                     FOR THE SIX                      FOR THE SIX
                                                     MONTHS ENDED                     MONTHS ENDED
                                                       JUNE 30,        YEAR ENDED       JUNE 30,        YEAR ENDED
                                                         2002         DECEMBER 31,        2002         DECEMBER 31,
                                                     (UNAUDITED)          2001        (UNAUDITED)          2001
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                        $   (791,229)   $  (1,271,936)  $   (102,822)   $   (273,384)
  Net realized gain (loss) on investment,
    foreign currency and written call option
    transactions                                       (11,868,015)     (46,425,575)    (3,879,567)     (7,653,606)
  Net change in unrealized appreciation
    (depreciation) on investment, foreign
    currency and written call option
    transactions                                       (22,533,748)     (10,892,142)    (3,548,720)     (1,306,669)
                                                    ----------------------------------------------------------------
         Net increase (decrease) resulting from
           operations                                  (35,192,992)     (58,589,653)    (7,531,109)     (9,233,659)
                                                    ----------------------------------------------------------------
Class A distributions
  Dividends from net investment income                         -                -              -               -
  Distributions from realized gains                            -           (150,031)           -               -
  Return of capital                                            -                -              -               -
                                                    ----------------------------------------------------------------
         Total distributions to Class A
           shareholders                                        -           (150,031)           -               -
                                                    ----------------------------------------------------------------
Class B distributions
  Dividends from net investment income                         -                -              -               -
  Distributions from realized gains                            -             (4,963)           -               -
  Return of capital                                            -                -              -               -
                                                    ----------------------------------------------------------------
         Total distributions to Class B
           shareholders                                        -             (4,963)           -               -
                                                    ----------------------------------------------------------------
Class C distributions
  Dividends from net investment income                         -                -              -               -
  Distributions from realized gains                            -               (306)           -               -
  Return of capital                                            -                -              -               -
                                                    ----------------------------------------------------------------
         Total distributions to Class C
           shareholders                                        -               (306)           -               -
                                                    ----------------------------------------------------------------
Class Advisor distributions
  Dividends from net investment income                         -                -              -               -
  Distributions from realized gains                            -               (246)           -               -
  Return of capital                                            -                -              -               -
                                                    ----------------------------------------------------------------
         Total distributions to Advisor Class
           shareholders                                        -               (246)           -               -
                                                    ----------------------------------------------------------------
Fund share transactions (Note 4)
  Class A                                              (10,013,113)     (24,244,560)    (1,482,654)    (13,083,890)
  Class B                                               (1,222,408)          39,091     (2,339,423)     (1,937,914)
  Class C                                                 (102,351)        (219,317)      (228,040)     (1,480,938)
  Class Advisor                                             (1,783)          21,369        152,110        (127,958)
  Class I                                                      -                -              -               -
                                                    ----------------------------------------------------------------
  Net increase (decrease) resulting from Fund
    share transactions                                 (11,339,655)     (24,403,417)    (3,898,007)    (16,630,700)
                                                    ----------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS              (46,532,647)     (83,148,616)   (11,429,116)    (25,864,359)
  Net assets beginning of period                       187,214,714      270,363,330     60,060,082      85,924,441
                                                    ----------------------------------------------------------------
  NET ASSETS END OF PERIOD                            $140,682,067    $ 187,214,714   $ 48,630,966    $ 60,060,082
                                                    ================================================================
  UNDISTRIBUTED NET INVESTMENT INCOME                 $        -      $         -     $        -      $        -
                                                    ----------------------------------------------------------------

 70         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.


  IVY US EMERGING GROWTH FUND              IVY BOND FUND                 IVY MONEY MARKET FUND
 FOR THE SIX                       FOR THE SIX                      FOR THE SIX
 MONTHS ENDED                      MONTHS ENDED                     MONTHS ENDED
   JUNE 30,          YEAR ENDED      JUNE 30,         YEAR ENDED      JUNE 30,          YEAR ENDED
     2002           DECEMBER 31,       2002          DECEMBER 31,       2002           DECEMBER 31,
 (UNAUDITED)            2001       (UNAUDITED)           2001       (UNAUDITED)            2001
  $   (724,950)     $ (1,761,414)  $  1,569,493      $  3,819,656   $    84,479       $   728,899
    (3,438,929)      (25,941,075)       390,848        (1,814,351)          -                 -
   (14,028,247)      (18,236,680)      (202,230)        3,250,094           -                 -
----------------------------------------------------------------------------------------------------
   (18,192,126)      (45,939,169)     1,758,111         5,255,399        84,479           728,899
----------------------------------------------------------------------------------------------------
           -                 -       (1,037,060)       (2,485,231)      (54,412)         (513,765)
           -                 -              -                 -             -                 -
           -                 -              -             (75,056)          -                 -
----------------------------------------------------------------------------------------------------
           -                 -       (1,037,060)       (2,560,287)      (54,412)         (513,765)
----------------------------------------------------------------------------------------------------
           -                 -         (458,220)         (968,691)      (28,246)         (188,742)
           -                 -              -                 -             -                 -
           -                 -              -             (29,256)          -                 -
----------------------------------------------------------------------------------------------------
           -                 -         (458,220)         (997,947)      (28,246)         (188,742)
----------------------------------------------------------------------------------------------------
           -                 -          (49,773)         (130,441)       (1,821)          (26,392)
           -                 -              -                 -             -                 -
           -                 -              -              (3,939)          -                 -
----------------------------------------------------------------------------------------------------
           -                 -          (49,773)         (134,380)       (1,821)          (26,392)
----------------------------------------------------------------------------------------------------
           -                 -           (5,706)          (10,247)          -                 -
           -                 -              -                 -             -                 -
           -                 -              -                (309)          -                 -
----------------------------------------------------------------------------------------------------
           -                 -           (5,706)          (10,556)          -                 -
----------------------------------------------------------------------------------------------------
    (7,162,133)       (9,332,403)    (3,204,494)      (16,994,627)      126,620        (7,489,724)
    (5,015,403)      (12,090,864)    (2,322,686)       (1,183,399)     (448,095)          808,338
      (710,601)       (2,343,242)      (456,718)         (585,610)     (117,923)       (1,456,010)
       (30,941)         (386,693)        34,805           (26,727)          -                 -
           -                 -              -                 -             -                 -
----------------------------------------------------------------------------------------------------
   (12,919,078)      (24,153,202)    (5,949,093)      (18,790,363)     (439,398)       (8,137,396)
----------------------------------------------------------------------------------------------------
   (31,111,204)      (70,092,371)    (5,741,741)      (17,238,134)     (439,398)       (8,137,396)
    75,818,110       145,910,481     58,063,769        75,301,903    20,103,346        28,240,742
----------------------------------------------------------------------------------------------------
  $ 44,706,906      $ 75,818,110   $ 52,322,028      $ 58,063,769   $19,663,948       $20,103,346
====================================================================================================
  $        -        $        -     $     18,733      $        -     $       -         $       -
----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                         SELECTED PER SHARE DATA
                                                                                                   NET ASSET
                                                                                                     VALUE
                                                              SHARE                                BEGINNING
FUND NAME                                                     CLASS     FOR THE PERIOD FROM        OF PERIOD
IVY CUNDILL GLOBAL VALUE FUND                                   A         01/01 to  6/30/2002(i)   $ 9.64
                                                                       09/04(e) to 12/31/2001       10.15
                                                                B         01/01 to  6/30/2002(i)     9.61
                                                                       09/26(e) to 12/31/2001        9.26
                                                                C         01/01 to  6/30/2002(i)     9.57
                                                                       10/19(e) to 12/31/2001        9.44
                                                             ADVISOR      01/01 to  6/30/2002(i)     9.55
                                                                          01/01 to 12/31/2001       10.07
                                                                       04/19(e) to 12/31/2000       10.00
                                                            -------------------------------------------------
IVY DEVELOPING MARKETS FUND                                     A         01/01 to  6/30/2002(i)     6.36
                                                                          01/01 to 12/31/2001        6.66
                                                                          01/01 to 12/31/2000        8.77
                                                                          01/01 to 12/31/1999        6.02
                                                                          01/01 to 12/31/1998        6.82
                                                                          01/01 to 12/31/1997       10.12
                                                                B         01/01 to  6/30/2002(i)     6.10
                                                                          01/01 to 12/31/2001        6.49
                                                                          01/01 to 12/31/2000        8.63
                                                                          01/01 to 12/31/1999        5.93
                                                                          01/01 to 12/31/1998        6.77
                                                                          01/01 to 12/31/1997       10.04
                                                                C         01/01 to  6/30/2002(i)     6.13
                                                                          01/01 to 12/31/2001        6.52
                                                                          01/01 to 12/31/2000        8.67
                                                                          01/01 to 12/31/1999        5.96
                                                                          01/01 to 12/31/1998        6.79
                                                                          01/01 to 12/31/1997       10.06
                                                             ADVISOR      01/01 to  6/30/2002(i)     6.36
                                                                          01/01 to 12/31/2001        6.70
                                                                          01/01 to 12/31/2000        8.80
                                                                          01/01 to 12/31/1999        6.05
                                                                       04/30(e) to 12/31/1998        7.48
                                                            -------------------------------------------------
IVY EUROPEAN OPPORTUNITIES FUND                                 A         01/01 to  6/30/2002(i)    13.65
                                                                          01/01 to 12/31/2001       17.25
                                                                          01/01 to 12/31/2000       17.13
                                                                       05/04(e) to 12/31/1999       10.01
                                                                B         01/01 to  6/30/2002(i)    13.54
                                                                          01/01 to 12/31/2001       17.26
                                                                          01/01 to 12/31/2000       17.13
                                                                       05/24(e) to 12/31/1999       10.21
                                                                C         01/01 to  6/30/2002(i)    13.59
                                                                          01/01 to 12/31/2001       17.32
                                                                          01/01 to 12/31/2000       17.13
                                                                       10/24(e) to 12/31/1999       11.57
                                                                I         01/01 to  6/30/2002(i)    13.78
                                                                          01/01 to 12/31/2001       17.37
                                                                       03/16(e) to 12/31/2000       26.00
                                                             ADVISOR      01/01 to  6/30/2002(i)    13.80
                                                                          01/01 to 12/31/2001       17.39
                                                                          01/01 to 12/31/2000       17.23
                                                                       05/03(e) to 12/31/1999       10.01

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return for Developing Markets and European Opportunities excluding redemption fees would have been (2.67%) and 9.89% for the period ended 6/30/02 and (5.41%) and (20.78%) for the year ended 12/31/01, respectively.
(i) Unaudited.

 72         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                      SELECTED PER SHARE DATA
 INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
                     NET GAINS OR                                 LESS DISTRIBUTIONS
       NET            (LOSSES) ON                    DIVIDENDS
    INVESTMENT        SECURITIES      TOTAL FROM      FROM NET     DISTRIBUTIONS
      INCOME         (REALIZED AND    INVESTMENT     INVESTMENT         FROM             TOTAL
      (LOSS)          UNREALIZED)     OPERATIONS       INCOME      REALIZED GAINS    DISTRIBUTIONS
      $ .08 (c)(d)      $  .21         $  .29           $ -            $ -              $ -
        .01 (c)           (.23)          (.22)            .02            .27              .29
        .06 (c)(d)         .21            .27             -              -                -
        .01 (c)            .62            .63             .02            .26              .28
        .03 (c)(d)         .22            .25             -              -                -
        .01 (c)            .40            .41             .02            .26              .28
        .10 (c)(d)         .20            .30             -              -                -
        .03 (c)           (.25)          (.22)            .02            .28              .30
        .05 (c)            .41            .46             .19            .20              .39
---------------------------------------------------------------------------------------------------
       (.01)(c)(d)        (.16)          (.17)            -              -                -
        .01 (c)           (.31)(h)       (.30)            -              -                -
       (.02)(c)          (2.07)         (2.09)            -              .02              .02
        .01 (c)           2.80           2.81             .01            .05              .06
        .06 (c)(d)        (.86)          (.80)            -              -                -
        .01 (c)          (2.80)         (2.79)            .01            .50              .51
       (.03)(c)(d)        (.16)          (.19)            -              -                -
       (.05)(c)           (.34)          (.39)            -              -                -
       (.10)(c)          (2.02)         (2.12)            -              .02              .02
       (.04)(c)           2.76           2.72             -              .02              .02
        .01 (c)(d)        (.85)          (.84)            -              -                -
       (.06)(c)          (2.76)         (2.82)            .01            .44              .45
       (.03)(c)(d)        (.16)          (.19)            -              -                -
       (.05)(c)           (.34)          (.39)            -              -                -
       (.14)(c)          (1.99)         (2.13)            -              .02              .02
       (.03)(c)           2.76           2.73             -              .02              .02
        .01 (c)(d)        (.84)          (.83)            -              -                -
       (.07)(c)          (2.76)         (2.83)            .01            .43              .44
        -   (c)(d)        (.16)          (.16)            -              -                -
        .04 (c)           (.38)          (.34)            -              -                -
        .02 (c)          (2.10)         (2.08)            -              .02              .02
        .03 (c)           2.83           2.86             .06            .05              .11
        .04 (c)(d)       (1.47)         (1.43)            -              -                -
---------------------------------------------------------------------------------------------------
        .07 (c)(d)        1.36 (h)       1.43             -              -                -
       (.08)(c)          (3.49)(h)      (3.57)            -              .03              .03
       (.07)               .82            .75             -              .63              .63
        -   (c)          16.35          16.35             .01           9.22             9.23
        .02 (c)(d)        1.33           1.35             -              -                -
       (.20)(c)          (3.49)         (3.69)            -              .03              .03
       (.18)               .83            .65             -              .52              .52
       (.01)(c)          16.15          16.14             -             9.22             9.22
        .02 (c)(d)        1.33           1.35             -              -                -
       (.22)(c)          (3.48)         (3.70)            -              .03              .03
       (.22)               .88            .66             -              .47              .47
       (.01)(c)           6.00           5.99             .01            .42              .43
        .10 (c)(d)        1.35           1.45             -              -                -
       (.01)(c)          (3.55)         (3.56)            -              .03              .03
       (.01)             (7.92)         (7.93)            -              .70              .70
        .10 (c)(d)        1.36           1.46             -              -                -
       (.02)(c)          (3.54)         (3.56)            -              .03              .03
       (.02)               .85            .83             -              .67              .67
        -   (c)          16.46          16.46             .02           9.22             9.24

FINANCIAL HIGHLIGHTS

                                                                   SELECTED PER SHARE DATA
                                                                       NET ASSET
                                                                       VALUE AT        TOTAL
                                                              SHARE     END OF         RETURN
FUND NAME                                                     CLASS     PERIOD       (%)(A)(F)
IVY CUNDILL GLOBAL VALUE FUND                                   A       $ 9.93         3.01
                                                                          9.64        (2.07)
                                                                B         9.88         2.81
                                                                          9.61         6.91
                                                                C         9.82         2.61
                                                                          9.57         4.44
                                                             ADVISOR      9.85         3.14
                                                                          9.55        (2.13)
                                                                         10.07         4.66
                                                            -------------------------------------
IVY DEVELOPING MARKETS FUND                                     A         6.19        (2.67)
                                                                          6.36        (4.50)(h)
                                                                          6.66       (23.79)
                                                                          8.77        46.70
                                                                          6.02       (11.67)
                                                                          6.82       (27.42)
                                                                B         5.91        (3.11)
                                                                          6.10        (6.01)
                                                                          6.49       (24.53)
                                                                          8.63        45.82
                                                                          5.93       (12.35)
                                                                          6.77       (27.93)
                                                                C         5.94        (3.10)
                                                                          6.13        (5.98)
                                                                          6.52       (24.53)
                                                                          8.67        45.84
                                                                          5.96       (12.16)
                                                                          6.79       (28.01)
                                                             ADVISOR      6.20        (2.52)
                                                                          6.36        (5.07)
                                                                          6.70       (23.60)
                                                                          8.80        47.38
                                                                          6.05       (19.06)
                                                            -------------------------------------
IVY EUROPEAN OPPORTUNITIES FUND                                 A        15.08        10.48(h)
                                                                         13.65       (20.67)(h)
                                                                         17.25         4.51
                                                                         17.13       215.58
                                                                B        14.89         9.97
                                                                         13.54       (21.35)
                                                                         17.26         4.12
                                                                         17.13       209.41
                                                                C        14.94         9.93
                                                                         13.59       (21.32)
                                                                         17.32         3.98
                                                                         17.13        51.80
                                                                I        15.23        10.52
                                                                         13.78       (20.46)
                                                                         17.37       (30.40)
                                                             ADVISOR     15.26        10.58
                                                                         13.80       (20.44)
                                                                         17.39         5.01
                                                                         17.23       217.16

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return for Developing Markets and European Opportunities excluding redemption fees would have been (2.67%) and 9.89% for the period ended 6/30/02 and (5.41%) and (20.78%) for the year ended 12/31/01, respectively.

 74         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                               RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF               RATIO OF            RATIO OF
    NET ASSETS,       EXPENSES TO            EXPENSES TO        NET INVESTMENT
      END OF          AVERAGE NET            AVERAGE NET        INCOME (LOSS)    PORTFOLIO
      PERIOD          ASSETS WITH           ASSETS WITHOUT        TO AVERAGE      TURNOVER
       (000)      REIMBURSEMENT (%)(B)   REIMBURSEMENT (%)(B)   NET ASSETS (%)    RATE (%)
      $   404             2.28(g)                6.70(g)             1.52 (c)(g)    19
          213             4.47(g)               31.77(g)              .94 (c)(g)    57
        1,216             2.61(g)                7.03(g)             1.18 (c)(g)    19
          867             6.04(g)               39.53(g)              .60 (c)(g)    57
           88             3.21(g)                7.63(g)              .59 (c)(g)    19
           30             7.71(g)               51.61(g)              .99 (c)(g)    57
        5,428             1.83(g)                6.25(g)             1.97 (c)(g)    19
          964             1.40                  10.30                 .37 (c)       57
          747             1.95(g)               19.15(g)              .70 (c)(g)    53
-------------------------------------------------------------------------------------------
        2,719             2.18(g)                4.45(g)             (.23)(c)(g)    38
        2,390             2.19                   4.35                 .17 (c)       14
        4,213             2.12                   3.50                (.27)(c)       76
        5,652             2.30                   3.28                 .13 (c)       37
        5,487             2.18                   3.47                 .88 (c)       47
        8,584             2.31                   2.39                 .09 (c)       42
        2,016             2.98(g)                5.25(g)            (1.03)(c)(g)    38
        2,506             2.96                   5.12                (.59)(c)       14
        4,525             2.90                   4.28               (1.04)(c)       76
        7,676             2.92                   3.90                (.49)(c)       37
        6,145             2.96                   4.25                 .10 (c)       47
        8,488             3.09                   3.17                (.69)(c)       42
          579             2.95(g)                5.22(g)            (1.01)(c)(g)    38
          619             3.01                   5.17                (.65)(c)       14
        1,173             2.85                   4.23               (1.00)(c)       76
        3,474             2.85                   3.83                (.43)(c)       37
        2,641             2.96                   4.25                 .10 (c)       47
        2,420             3.12                   3.20                (.72)(c)       42
           58             1.84(g)                4.11(g)              .11 (c)(g)    38
           83             1.84                   4.00                 .52 (c)       14
          120             1.71                   3.09                 .14 (c)       76
          337             1.74                   2.72                 .69 (c)       37
           82             1.68(g)                2.97(g)             1.38 (c)(g)    47
-------------------------------------------------------------------------------------------
       31,289             2.11(g)                2.23(g)             1.04 (c)(g)    38
       30,833             2.15                   2.17                (.44)(c)       66
       54,655               na                   1.83                (.36)          46
       13,932             2.22(g)                6.10(g)             (.15)(c)(g)   108
       32,881             2.87(g)                2.99(g)              .28 (c)(g)    38
       33,705             2.89                   2.91               (1.18)(c)       66
       57,283               na                   2.59               (1.12)          46
        5,900             2.96(g)                6.84(g)             (.89)(c)(g)   108
       24,403             2.87(g)                2.99(g)              .27 (c)(g)    38
       24,918             2.91                   2.93               (1.20)(c)       66
       49,527               na                   2.58               (1.11)          46
        8,076             2.96(g)                6.84(g)             (.89)(c)(g)   108
           98             1.77(g)                1.89(g)             1.38 (c)(g)    38
           13             1.80                   1.82                (.08)(c)       66
           17               na                   1.54(g)             (.07)(g)       46
        8,929             1.77(g)                1.89(g)             1.38 (c)(g)    38
        9,186             1.72                   1.74                (.00)(c)       66
       19,178               na                   1.55                (.09)          46
        5,246             1.93(g)                5.81(g)              .14 (c)(g)   108

FINANCIAL HIGHLIGHTS

                                                                         SELECTED PER SHARE DATA
                                                                                                   NET ASSET
                                                                                                     VALUE
                                                              SHARE                                BEGINNING
FUND NAME                                                     CLASS     FOR THE PERIOD FROM        OF PERIOD
IVY GLOBAL FUND                                                 A         01/01 to  6/30/2002(i)   $ 8.71
                                                                          01/01 to 12/31/2001       10.63
                                                                          01/01 to 12/31/2000       13.42
                                                                          01/01 to 12/31/1999       11.32
                                                                          01/01 to 12/31/1998       10.93
                                                                          01/01 to 12/31/1997       13.17
                                                                B         01/01 to  6/30/2002(i)     8.36
                                                                          01/01 to 12/31/2001       10.30
                                                                          01/01 to 12/31/2000       13.14
                                                                          01/01 to 12/31/1999       11.19
                                                                          01/01 to 12/31/1998       10.90
                                                                          01/01 to 12/31/1997       13.12
                                                                C         01/01 to  6/30/2002(i)     8.05
                                                                          01/01 to 12/31/2001        9.93
                                                                          01/01 to 12/31/2000       12.75
                                                                          01/01 to 12/31/1999       10.90
                                                                          01/01 to 12/31/1998       10.67
                                                                          01/01 to 12/31/1997       12.94
                                                             ADVISOR      01/01 to  6/30/2002(i)     8.80
                                                                          01/01 to 12/31/2001       10.73
                                                                          01/01 to 12/31/2000       13.50
                                                                          01/01 to 12/31/1999       11.36
                                                                       04/30(e) to 12/31/1998       13.26
                                                            -------------------------------------------------
IVY GLOBAL NATURAL RESOURCES FUND                               A         01/01 to  6/30/2002(i)    11.05
                                                                          01/01 to 12/31/2001        9.74
                                                                          01/01 to 12/31/2000        8.91
                                                                          01/01 to 12/31/1999        6.32
                                                                          01/01 to 12/31/1998        9.01
                                                                          01/01 to 12/31/1997       10.00
                                                                B         01/01 to  6/30/2002(i)    10.81
                                                                          01/01 to 12/31/2001        9.56
                                                                          01/01 to 12/31/2000        8.77
                                                                          01/01 to 12/31/1999        6.27
                                                                          01/01 to 12/31/1998        9.00
                                                                          01/01 to 12/31/1997       10.00
                                                                C         01/01 to  6/30/2002(i)    10.61
                                                                          01/01 to 12/31/2001        9.40
                                                                          01/01 to 12/31/2000        8.63
                                                                          01/01 to 12/31/1999        6.21
                                                                          01/01 to 12/31/1998        9.00
                                                                          01/01 to 12/31/1997       10.00
                                                             ADVISOR      01/01 to  6/30/2002(i)    11.02
                                                                          01/01 to 12/31/2001        9.74
                                                                          01/01 to 12/31/2000        8.90
                                                                       04/08(e) to 12/31/1999        7.00

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return excluding redemption fees would have been (11.42%) for the period ended 6/30/02.
(i) Unaudited.

 76         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                      SELECTED PER SHARE DATA
 INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
                     NET GAINS OR                                 LESS DISTRIBUTIONS
       NET            (LOSSES) ON                    DIVIDENDS
    INVESTMENT        SECURITIES      TOTAL FROM      FROM NET     DISTRIBUTIONS
      INCOME         (REALIZED AND    INVESTMENT     INVESTMENT         FROM             TOTAL
      (LOSS)          UNREALIZED)     OPERATIONS       INCOME      REALIZED GAINS    DISTRIBUTIONS
      $(.01)(c)(d)      $ (.72)(h)     $ (.73)          $ -            $ -              $ -
       (.06)(c)          (1.86)         (1.92)            -              -                -
         02 (c)          (1.91)         (1.89)            -              .90              .90
        .01 (c)           2.98           2.99             -              .89              .89
        .02 (c)            .91            .93             -              .54              .54
        .08              (1.23)         (1.15)            .10            .99             1.09
       (.05)(c)(d)        (.79)          (.84)            -              -                -
       (.17)(c)          (1.77)         (1.94)            -              -                -
       (.09)(c)          (1.85)         (1.94)            -              .90              .90
       (.10)(c)           2.94           2.84             -              .89              .89
       (.09)(c)            .92            .83             -              .54              .54
       (.02)             (1.20)         (1.22)            .10            .90             1.00
       (.05)(c)(d)        (.77)          (.82)            -              -                -
       (.13)(c)          (1.75)         (1.88)            -              -                -
       (.11)(c)          (1.81)         (1.92)            -              .90              .90
       (.16)(c)           2.90           2.74             -              .89              .89
       (.16)(c)            .93            .77             -              .54              .54
       (.02)             (1.24)         (1.26)            .10            .91             1.01
        -   (c)(d)        (.84)          (.84)            -              -                -
       (.05)(c)          (1.88)         (1.93)            -              -                -
         05 (c)          (1.92)         (1.87)            -              .90              .90
        .08 (c)           2.95           3.03             -              .89              .89
        .05 (c)          (1.41)         (1.36)            -              .54              .54
---------------------------------------------------------------------------------------------------
       (.05)(c)(d)        1.96           1.91             -              -                -
        .04 (c)(d)        1.45           1.49             .18            -                .18
       (.07)(c)            .95            .88             .05            -                .05
        -   (c)(d)        2.59           2.59             -              -                -
        .03 (c)          (2.68)         (2.65)            .04            -                .04
       (.11)(c)            .70            .59             .22           1.36             1.58
       (.09)(c)(d)        1.91           1.82             -              -                -
       (.02)(c)(d)        1.42           1.40             .15            -                .15
       (.09)(c)            .90            .81             .02            -                .02
       (.04)(c)(d)        2.54           2.50             -              -                -
       (.04)(c)          (2.65)         (2.69)            .04            -                .04
       (.15)(c)            .68            .53             .17           1.36             1.53
       (.09)(c)(d)        1.87           1.78             -              -                -
       (.02)(c)(d)        1.39           1.37             .16            -                .16
       (.07)(c)            .89            .82             .05            -                .05
       (.04)(c)(d)        2.46           2.42             -              -                -
       (.14)(c)          (2.61)         (2.75)            .04            -                .04
       (.17)(c)            .68            .51             .15           1.36             1.51
       (.02)(c)(d)        1.93           1.91             -              -                -
        .09 (c)(d)        1.43           1.52             .24            -                .24
       (.05)(c)            .95            .90             .06            -                .06
        .02 (c)(d)        1.88           1.90             -              -                -

FINANCIAL HIGHLIGHTS

                                                                  SELECTED PER SHARE DATA
                                                                       NET ASSET
                                                                       VALUE AT       TOTAL
                                                              SHARE     END OF        RETURN
FUND NAME                                                     CLASS     PERIOD      (%)(A)(F)
IVY GLOBAL FUND                                                 A       $ 7.98       (8.38)(h)
                                                                          8.71      (18.06)
                                                                         10.63      (13.91)
                                                                         13.42       26.51
                                                                         11.32        8.59
                                                                         10.93       (8.72)
                                                                B         7.52      (10.05)
                                                                          8.36      (18.83)
                                                                         10.30      (14.58)
                                                                         13.14       25.31
                                                                         11.19        7.69
                                                                         10.90       (9.33)
                                                                C         7.23      (10.19)
                                                                          8.05      (18.93)
                                                                          9.93      (14.88)
                                                                         12.75       25.24
                                                                         10.90        7.30
                                                                         10.67       (9.72)
                                                             ADVISOR      7.96       (9.55)
                                                                          8.80      (17.99)
                                                                         10.73      (13.67)
                                                                         13.50       26.77
                                                                         11.36      (10.19)
                                                            -----------------------------------
IVY GLOBAL NATURAL RESOURCES FUND                               A        12.96       17.29
                                                                         11.05       15.40
                                                                          9.74        9.86
                                                                          8.91       40.98
                                                                          6.32      (29.35)
                                                                          9.01        6.95
                                                                B        12.63       16.84
                                                                         10.81       14.73
                                                                          9.56        9.27
                                                                          8.77       39.87
                                                                          6.27      (29.82)
                                                                          9.00        6.28
                                                                C        12.39       16.78
                                                                         10.61       14.62
                                                                          9.40        9.49
                                                                          8.63       38.97
                                                                          6.21      (30.49)
                                                                          9.00        6.08
                                                             ADVISOR     12.93       17.33
                                                                         11.02       15.71
                                                                          9.74       10.17
                                                                          8.90       27.14

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return excluding redemption fees would have been (11.42%) for the period ended 6/30/02.

 78         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                               RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF               RATIO OF            RATIO OF
    NET ASSETS,       EXPENSES TO            EXPENSES TO        NET INVESTMENT
      END OF          AVERAGE NET            AVERAGE NET        INCOME (LOSS)    PORTFOLIO
      PERIOD          ASSETS WITH           ASSETS WITHOUT        TO AVERAGE      TURNOVER
       (000)      REIMBURSEMENT (%)(B)   REIMBURSEMENT (%)(B)   NET ASSETS (%)    RATE (%)
      $ 4,294             2.13(g)                4.73(g)             (.17)(c)(g)    38
        5,542             2.14                   4.21                (.58)(c)       72
        8,135             2.17                   3.11                 .16 (c)      102
       11,828             2.17                   2.77                 .09 (c)       50
       14,660             2.18                   2.54                 .16 (c)       17
       19,692               na                   2.07                 .58           45
        1,904             3.10(g)                5.70(g)            (1.14)(c)(g)    38
        2,421             3.05                   5.12               (1.49)(c)       72
        4,769             2.99                   3.93                (.66)(c)      102
        7,316             2.99                   3.59                (.72)(c)       50
        7,495             2.97                   3.33                (.63)(c)       17
       10,056               na                   2.82                (.18)          45
          119             3.17(g)                5.77(g)            (1.20)(c)(g)    38
          148             3.20                   5.27               (1.64)(c)       72
          178             3.36                   4.30               (1.03)(c)      102
          267             3.23                   3.83                (.96)(c)       50
          428             3.30                   3.66                (.96)(c)       17
          727               na                   2.82                (.18)          45
           81             1.99(g)                4.59(g)             (.03)(c)(g)    38
           94             2.02                   4.09                (.45)(c)       72
          155             1.95                   2.89                 .38 (c)      102
          179             1.96                   2.56                 .31 (c)       50
          321             1.75(g)                2.11(g)              .59 (c)(g)    17
-------------------------------------------------------------------------------------------
       18,903             2.22(g)                2.32(g)             (.69)(c)(g)    42
        7,695             2.25                   3.71                 .38 (c)      169
        5,549             2.29                   4.54                (.69)(c)      134
        5,823             2.16                   4.53                 .02 (c)      157
        1,345             2.22                   5.75                 .29 (c)       98
        3,907             2.10                   2.88               (1.10)(c)      199
        9,321             2.94(g)                3.04(g)            (1.41)(c)(g)    42
        5,231             2.87                   4.33                (.24)(c)      169
        3,157             2.80                   5.05               (1.20)(c)      134
        2,520             2.71                   5.08                (.53)(c)      157
        1,320             2.90                   6.43                (.39)(c)       98
        2,706             2.86                   3.64               (1.86)(c)      199
        5,371             2.92(g)                3.02(g)            (1.40)(c)(g)    42
        1,788             2.86                   4.32                (.23)(c)      169
          715             2.70                   4.95               (1.10)(c)      134
          472             2.73                   5.10                (.55)(c)      157
           41             3.57                   7.10               (1.06)(c)       98
          124             3.08                   3.86               (2.08)(c)      199
        1,932             1.81(g)                1.91(g)             (.28)(c)(g)    42
          465             1.78                   3.24                 .85 (c)      169
           22             2.02                   4.27                (.42)(c)      134
           26             1.87(g)                4.24(g)              .31 (c)(g)   157

FINANCIAL HIGHLIGHTS

                                                                         SELECTED PER SHARE DATA
                                                                                                   NET ASSET
                                                                                                     VALUE
                                                              SHARE                                BEGINNING
FUND NAME                                                     CLASS     FOR THE PERIOD FROM        OF PERIOD
IVY GLOBAL SCIENCE & TECHNOLOGY FUND                            A         01/01 to  6/30/2002(i)   $13.31
                                                                          01/01 to 12/31/2001       27.53
                                                                          01/01 to 12/31/2000       48.90
                                                                          01/01 to 12/31/1999       23.63
                                                                          01/01 to 12/31/1998       17.47
                                                                          01/01 to 12/31/1997       16.40
                                                                B         01/01 to  6/30/2002(i)    12.86
                                                                          01/01 to 12/31/2001       26.80
                                                                          01/01 to 12/31/2000       47.97
                                                                          01/01 to 12/31/1999       23.31
                                                                          01/01 to 12/31/1998       17.37
                                                                          01/01 to 12/31/1997       16.44
                                                                C         01/01 to  6/30/2002(i)    12.91
                                                                          01/01 to 12/31/2001       26.93
                                                                          01/01 to 12/31/2000       48.19
                                                                          01/01 to 12/31/1999       23.38
                                                                          01/01 to 12/31/1998       17.40
                                                                          01/01 to 12/31/1997       16.46
                                                             ADVISOR      01/01 to  6/30/2002(i)    13.34
                                                                          01/01 to 12/31/2001       27.54
                                                                          01/01 to 12/31/2000       48.82
                                                                          01/01 to 12/31/1999       23.62
                                                                       04/15(e) to 12/31/1998       20.19
                                                            -------------------------------------------------
IVY INTERNATIONAL FUND(J)                                       A         01/01 to  6/30/2002(i)    20.69
                                                                          01/01 to 12/31/2001       26.20
                                                                          01/01 to 12/31/2000       47.09
                                                                          01/01 to 12/31/1999       41.20
                                                                          01/01 to 12/31/1998       39.03
                                                                          01/01 to 12/31/1997       35.89
                                                                B         01/01 to  6/30/2002(i)    20.03
                                                                          01/01 to 12/31/2001       25.64
                                                                          01/01 to 12/31/2000       46.78
                                                                          01/01 to 12/31/1999       40.97
                                                                          01/01 to 12/31/1998       38.82
                                                                          01/01 to 12/31/1997       35.73
                                                                C         01/01 to  6/30/2002(i)    19.90
                                                                          01/01 to 12/31/2001       25.46
                                                                          01/01 to 12/31/2000       46.57
                                                                          01/01 to 12/31/1999       40.79
                                                                          01/01 to 12/31/1998       38.64
                                                                          01/01 to 12/31/1997       35.58
                                                                I         01/01 to  6/30/2002(i)    20.85
                                                                          01/01 to 12/31/2001       26.35
                                                                          01/01 to 12/31/2000       47.09
                                                                          01/01 to 12/31/1999       41.21
                                                                          01/01 to 12/31/1998       39.06
                                                                          01/01 to 12/31/1997       35.89

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return would have been (5.54%) as of 6/30/02 and (21.15%) as of 12/31/01.
(i) Unaudited.
(j) As of 6/30/02 there were no outstanding shares of Advisor Class.

 80         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                      SELECTED PER SHARE DATA
 INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
                     NET GAINS OR                                 LESS DISTRIBUTIONS
       NET            (LOSSES) ON                    DIVIDENDS
    INVESTMENT        SECURITIES      TOTAL FROM      FROM NET     DISTRIBUTIONS
      INCOME         (REALIZED AND    INVESTMENT     INVESTMENT         FROM             TOTAL
      (LOSS)          UNREALIZED)     OPERATIONS       INCOME      REALIZED GAINS    DISTRIBUTIONS
      $(.10)(c)(d)      $ (4.49)      $ (4.59)          $ -            $ -              $ -
       (.31)(c)          (13.91)       (14.22)            -              -                -
       (.64)             (20.38)       (21.02)            -              .35              .35
       (.43)              29.27         28.84             -             3.57             3.57
       (.36)(d)            6.52          6.16             -              -                -
       (.31)(d)            1.38          1.07             -              -                -
       (.13)(c)(d)        (4.34)        (4.47)            -              -                -
       (.45)(c)          (13.49)       (13.94)            -              -                -
       (.93)             (19.89)       (20.82)            -              .35              .35
       (.62)              28.67         28.05             -             3.39             3.39
       (.50)(d)            6.44          5.94             -              -                -
       (.32)(d)            1.25           .93             -              -                -
       (.14)(c)(d)        (4.35)        (4.49)            -              -                -
       (.53)(c)          (13.49)       (14.02)            -              -                -
      (1.10)             (19.81)       (20.91)            -              .35              .35
       (.70)              28.87         28.17             -             3.36             3.36
       (.48)(d)            6.46          5.98             -              -                -
       (.42)(d)            1.36           .94             -              -                -
       (.09)(c)(d)        (4.50)        (4.59)            -              -                -
       (.27)(c)          (13.93)       (14.20)            -              -                -
       (.43)             (20.50)       (20.93)            -              .35              .35
       (.24)              29.07         28.83             -             3.63             3.63
       (.20)(d)            3.63          3.43             -              -                -
---------------------------------------------------------------------------------------------------
        .06 (c)(d)        (1.07)(h)     (1.01)            -              -                -
        .05 (c)           (5.56)(h)     (5.51)            -              -                -
        .19              (12.44)       (12.25)            .04           8.60             8.64
        .30                8.31          8.61             .24           2.48             2.72
        .37                2.50          2.87             .35            .35              .70
        .24                3.47          3.71             .21            .36              .57
       (.03)(c)(d)        (1.06)        (1.09)            -              -                -
       (.21)(c)           (5.40)        (5.61)            -              -                -
       (.17)             (12.33)       (12.50)            .04           8.60             8.64
       (.06)               8.27          8.21             -             2.40             2.40
        -                  2.50          2.50             -              .35              .35
       (.06)               3.44          3.38             -              .29              .29
       (.03)(c)(d)        (1.05)        (1.08)            -              -                -
       (.21)(c)           (5.35)        (5.56)            -              -                -
       (.19)             (12.28)       (12.47)            .04           8.60             8.64
       (.05)               8.23          8.18             -             2.40             2.40
        -                  2.50          2.50             -              .35              .35
       (.05)               3.42          3.37             .01            .30              .31
        .09 (c)(d)        (1.10)        (1.01)            -              -                -
        .15 (c)           (5.65)        (5.50)            -              -                -
        .64              (12.74)       (12.10)            .04           8.60             8.64
        .52                8.34          8.86             .42           2.52             2.98
        .55                2.48          3.03             .53            .35              .88
        .32                3.56          3.88             .32            .39              .71

FINANCIAL HIGHLIGHTS

                                                                SELECTED PER SHARE DATA
                                                                       NET ASSET
                                                                       VALUE AT      TOTAL
                                                              SHARE     END OF      RETURN
FUND NAME                                                     CLASS     PERIOD     (%)(A)(F)
IVY GLOBAL SCIENCE & TECHNOLOGY FUND                            A       $ 8.72     (34.49)
                                                                         13.31     (51.65)
                                                                         27.53     (42.99)
                                                                         48.90     122.56
                                                                         23.63      35.26
                                                                         17.47       6.53
                                                                B         8.39     (34.76)
                                                                         12.86     (52.01)
                                                                         26.80     (43.41)
                                                                         47.97     120.82
                                                                         23.31      34.20
                                                                         17.37       5.66
                                                                C         8.42     (34.78)
                                                                         12.91     (52.06)
                                                                         26.93     (43.40)
                                                                         48.19     120.98
                                                                         23.38      34.37
                                                                         17.40       5.71
                                                             ADVISOR      8.75     (34.41)
                                                                         13.34     (51.56)
                                                                         27.54     (42.88)
                                                                         48.82     122.56
                                                                         23.62      16.99
                                                            --------------------------------
IVY INTERNATIONAL FUND (J)                                      A        19.68      (4.88)(h)
                                                                         20.69     (21.03)(h)
                                                                         26.20     (17.26)
                                                                         47.09      21.05
                                                                         41.20       7.34
                                                                         39.03      10.38
                                                                B        18.94      (5.44)
                                                                         20.03     (21.88)
                                                                         25.64     (17.95)
                                                                         46.78      20.15
                                                                         40.97       6.43
                                                                         38.82       9.46
                                                                C        18.82      (5.43)
                                                                         19.90     (21.84)
                                                                         25.46     (17.97)
                                                                         46.57      20.16
                                                                         40.79       6.46
                                                                         38.64       9.50
                                                                I        19.84      (4.84)
                                                                         20.85     (20.87)
                                                                         26.35     (16.92)
                                                                         47.09      21.66
                                                                         41.21       7.75
                                                                         39.06      10.87

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return excluding redemption fees would have been (5.54%) for the period ended 6/30/02 and (21.15%) for the year ended 12/31/01.
(j) As of 6/30/02 there were no outstanding shares of Advisor Class.

 82         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                               RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF               RATIO OF            RATIO OF
    NET ASSETS,       EXPENSES TO            EXPENSES TO        NET INVESTMENT
      END OF          AVERAGE NET            AVERAGE NET        INCOME (LOSS)    PORTFOLIO
      PERIOD          ASSETS WITH           ASSETS WITHOUT        TO AVERAGE      TURNOVER
       (000)      REIMBURSEMENT (%)(B)   REIMBURSEMENT (%)(B)   NET ASSETS (%)    RATE (%)
    $    7,596            2.19(g)                3.13(g)            (1.73)(c)(g)    69
        13,472            2.20                   2.46               (1.65)(c)      135
        32,016              na                   1.82               (1.53)          69
        41,516              na                   1.98               (1.80)          62
        17,888              na                   2.16               (1.88)          73
        12,159              na                   2.11               (1.91)          54
         6,103            2.96(g)                3.90(g)            (2.50)(c)(g)    69
        11,731            2.96                   3.22               (2.41)(c)      135
        28,675              na                   2.55               (2.26)          69
        35,879              na                   2.74               (2.55)          62
        10,197              na                   2.95               (2.67)          73
         8,577              na                   2.92               (2.72)          54
         1,538            3.03(g)                3.97(g)            (2.57)(c)(g)    69
         2,918            2.98                   3.24               (2.43)(c)      135
         9,977              na                   2.53               (2.23)          69
        18,769              na                   2.68               (2.49)          62
         8,431              na                   2.84               (2.56)          73
         6,348              na                   2.85               (2.65)          54
           211            2.02(g)                2.96(g)            (1.56)(c)(g)    69
           361            2.01                   2.27               (1.46)(c)      135
           826              na                   1.64               (1.34)          69
           431              na                   1.89               (1.71)          62
            15              na                   2.18(g)            (1.91)(g)       73
-------------------------------------------------------------------------------------------
       180,627              na                   1.85(g)              .58 (g)       24
       344,641            1.60                   1.66                 .18 (c)       43
       588,282              na                   1.66                 .37           91
     1,573,615              na                   1.66                 .63            7
     1,613,797              na                   1.58                 .83           15
     1,705,772              na                   1.59                 .68            8
       102,505              na                   2.77(g)             (.33)(g)       24
       136,831            2.54                   2.60                (.76)(c)       43
       280,782              na                   2.50                (.47)          91
       540,514              na                   2.42                (.13)           7
       542,997              na                   2.41                (.01)          15
       568,521              na                   2.42                (.15)           8
        19,637              na                   2.77(g)             (.33)(g)       24
        26,430            2.54                   2.60                (.76)(c)       43
        57,337              na                   2.49                (.46)          91
       143,320              na                   2.42                (.13)           7
       154,378              na                   2.40                 .01           15
       174,880              na                   2.41                (.14)           8
         9,922              na                   1.52(g)              .92 (g)       24
        17,062            1.24                   1.30                 .54 (c)       43
        33,907              na                   1.24                 .79           91
       166,816              na                   1.18                1.11            7
       156,999              na                   1.18                1.23           15
       115,046              na                   1.18                1.08            8

FINANCIAL HIGHLIGHTS

                                                                         SELECTED PER SHARE DATA
                                                                                                   NET ASSET
                                                                                                     VALUE
                                                              SHARE                                BEGINNING
FUND NAME                                                     CLASS     FOR THE PERIOD FROM         PERIOD
IVY INTERNATIONAL SMALL COMPANIES FUND                          A         01/01 to  6/30/2002(i)   $ 8.17
                                                                          01/01 to 12/31/2001       12.71
                                                                          01/01 to 12/31/2000       12.45
                                                                          01/01 to 12/31/1999        8.95
                                                                          01/01 to 12/31/1998        8.66
                                                                          01/01 to 12/31/1997       10.00
                                                                B         01/01 to  6/30/2002(i)     8.00
                                                                          01/01 to 12/31/2001       12.53
                                                                          01/01 to 12/31/2000       12.30
                                                                          01/01 to 12/31/1999        8.92
                                                                          01/01 to 12/31/1998        8.63
                                                                          01/01 to 12/31/1997       10.00
                                                                C         01/01 to  6/30/2002(i)     8.04
                                                                          01/01 to 12/31/2001       12.60
                                                                          01/01 to 12/31/2000       12.38
                                                                          01/01 to 12/31/1999        8.97
                                                                          01/01 to 12/31/1998        8.65
                                                                          01/01 to 12/31/1997       10.00
                                                             ADVISOR      01/01 to  6/30/2002(i)     8.23
                                                                          01/01 to 12/31/2001       12.76
                                                                          01/01 to 12/31/2000       12.48
                                                                       07/01(e) to 12/31/1999        9.94
                                                            -------------------------------------------------
IVY INTERNATIONAL VALUE FUND                                    A         01/01 to  6/30/2002(i)     9.10
                                                                          01/01 to 12/31/2001       11.01
                                                                          01/01 to 12/31/2000       11.99
                                                                          01/01 to 12/31/1999        9.48
                                                                          01/01 to 12/31/1998        8.98
                                                                       05/13(e) to 12/31/1997       10.01
                                                                B         01/01 to  6/30/2002(i)     8.97
                                                                          01/01 to 12/31/2001       10.94
                                                                          01/01 to 12/31/2000       11.91
                                                                          01/01 to 12/31/1999        9.42
                                                                          01/01 to 12/31/1998        8.93
                                                                       05/13(e) to 12/31/1997       10.01
                                                                C         01/01 to  6/30/2002(i)     8.97
                                                                          01/01 to 12/31/2001       10.94
                                                                          01/01 to 12/31/2000       11.92
                                                                          01/01 to 12/31/1999        9.42
                                                                          01/01 to 12/31/1998        8.93
                                                                       05/13(e) to 12/31/1997       10.01
                                                             ADVISOR      01/01 to  6/30/2002(i)     9.14
                                                                          01/01 to 12/31/2001       11.03
                                                                          01/01 to 12/31/2000       11.99
                                                                          01/01 to 12/31/1999        9.48
                                                                       02/23(e) to 12/31/1998        9.63

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return excluding redemption fees would have been (2.79%) for the period ended 6/30/02 and (17.26%) for the year ended 12/31/01.
(i) Unaudited.

 84         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                      SELECTED PER SHARE DATA
 INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
                     NET GAINS OR                                 LESS DISTRIBUTIONS
       NET            (LOSSES) ON                    DIVIDENDS
    INVESTMENT        SECURITIES      TOTAL FROM      FROM NET     DISTRIBUTIONS
      INCOME         (REALIZED AND    INVESTMENT     INVESTMENT         FROM             TOTAL
      (LOSS)          UNREALIZED)     OPERATIONS       INCOME      REALIZED GAINS    DISTRIBUTIONS
      $(.03)(c)(d)       $(.25)        $ (.28)          $ -            $ -              $ -
       (.12)(c)(d)       (4.41)         (4.53)            -              .01              .01
       (.03)(c)(d)         .64            .61             -              .35              .35
       (.05)(c)           3.58           3.53             -              .03              .03
        .04 (c)            .41            .45             .15            .01              .16
       (.01)(c)          (1.24)         (1.25)            -              .09              .09
       (.05)(c)(d)        (.25)          (.30)            -              -                -
       (.18)(c)(d)       (4.34)         (4.52)            -              .01              .01
       (.13)(c)            .65            .52             -              .29              .29
       (.13)(c)           3.54           3.41             -              .03              .03
       (.03)(c)            .41            .38             .08            .01              .09
       (.05)(c)          (1.27)         (1.32)            -              .05              .05
       (.05)(c)(d)        (.25)          (.30)            -              -                -
       (.18)(c)(d)       (4.37)         (4.55)            -              .01              .01
       (.12)(c)            .64            .52             -              .30              .30
       (.12)(c)           3.56           3.44             -              .03              .03
       (.03)(c)            .42            .39             .06            .01              .07
       (.06)(c)          (1.25)         (1.31)            -              .04              .04
       (.01)(c)(d)        (.25)          (.26)            -              -                -
       (.08)(c)(d)       (4.44)         (4.52)            -              .01              .01
        .02 (c)(d)         .64            .66             -              .38              .38
        -   (c)           2.57           2.57             -              .03              .03
---------------------------------------------------------------------------------------------------
        .06 (c)(d)        (.15)(h)       (.09)            -              -                -
        .07 (c)          (1.96)(h)      (1.89)            .02            -                .02
        .14 (c)          (1.01)          (.87)            .04            .07              .11
        .09 (c)           2.54           2.63             .10            .02              .12
        .08 (c)            .52            .60             .08            .02              .10
        -   (c)(d)       (1.03)         (1.03)            -              -                -
        .03 (c)(d)        (.22)          (.19)            -              -                -
       (.02)(c)          (1.93)         (1.95)            .02            -                .02
        .02 (c)           (.96)          (.94)            .01            .02              .03
        .01 (c)           2.51           2.52             .01            .02              .03
        .01 (c)            .51            .52             .01            .02              .03
       (.02)(c)(d)       (1.06)         (1.08)            -              -                -
        .03 (c)(d)        (.22)          (.19)            -              -                -
       (.02)(c)          (1.93)         (1.95)            .02            -                .02
        .02 (c)           (.97)          (.95)            .01            .02              .03
        .02 (c)           2.51           2.53             .01            .02              .03
        .01 (c)            .51            .52             .01            .02              .03
       (.02)(c)(d)       (1.06)         (1.08)            -              -                -
        .08 (c)(d)        (.23)          (.15)            -              -                -
        .11 (c)          (1.98)         (1.87)            .02            -                .02
        .50 (c)          (1.33)          (.83)            .05            .08              .13
        .04 (c)           2.64           2.68             .10            .07              .17
        .11 (c)           (.13)          (.02)            .11            .02              .13

FINANCIAL HIGHLIGHTS

                                                                  SELECTED PER SHARE DATA
                                                                       NET ASSET
                                                                       VALUE AT       TOTAL
                                                              SHARE     END OF        RETURN
FUND NAME                                                     CLASS     PERIOD      (%)(A)(F)
IVY INTERNATIONAL SMALL COMPANIES FUND                          A        $7.89        (3.43)
                                                                          8.17       (35.65)
                                                                         12.71         4.94
                                                                         12.45        39.45
                                                                          8.95         5.24
                                                                          8.66       (12.52)
                                                                B         7.70        (3.75)
                                                                          8.00       (36.09)
                                                                         12.53         4.27
                                                                         12.30        38.24
                                                                          8.92         4.46
                                                                          8.63       (13.19)
                                                                C         7.74        (3.73)
                                                                          8.04       (36.13)
                                                                         12.60         4.25
                                                                         12.38        38.36
                                                                          8.97         4.55
                                                                          8.65       (13.14)
                                                             ADVISOR      7.97        (3.16)
                                                                          8.23       (35.44)
                                                                         12.76         5.32
                                                                         12.48        25.87
                                                            -----------------------------------
IVY INTERNATIONAL VALUE FUND                                    A         9.01         (.99)(h)
                                                                          9.10       (17.17)(h)
                                                                         11.01        (7.25)
                                                                         11.99        27.79
                                                                          9.48         6.63
                                                                          8.98       (10.29)
                                                                B         8.78        (2.12)
                                                                          8.97       (17.84)
                                                                         10.94        (7.94)
                                                                         11.91        26.81
                                                                          9.42         5.84
                                                                          8.93       (10.29)
                                                                C         8.78        (2.12)
                                                                          8.97       (17.84)
                                                                         10.94        (7.97)
                                                                         11.92        26.91
                                                                          9.42         5.79
                                                                          8.93       (10.79)
                                                             ADVISOR      8.99        (1.64)
                                                                          9.14       (17.03)
                                                                         11.03        (6.90)
                                                                         11.99        28.30
                                                                          9.48         (.15)

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return excluding redemption fees would have been (2.79%) for the period ended 6/30/02 and (17.26%) for the year ended 12/31/01.

 86         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                               RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF               RATIO OF            RATIO OF
    NET ASSETS,       EXPENSES TO            EXPENSES TO        NET INVESTMENT
      END OF          AVERAGE NET            AVERAGE NET        INCOME (LOSS)    PORTFOLIO
      PERIOD          ASSETS WITH           ASSETS WITHOUT        TO AVERAGE      TURNOVER
       (000)      REIMBURSEMENT (%)(B)   REIMBURSEMENT (%)(B)   NET ASSETS (%)    RATE (%)
     $  2,937             2.24(g)                4.35(g)             (.68)(c)(g)    93
        3,583             2.24                   3.15               (1.15)(c)      118
        8,976             2.24                   3.77                (.21)(c)      124
        1,069             2.33                   8.56                (.47)(c)       98
          980             2.47                   6.38                 .39 (c)       18
          992             2.50                   4.87                (.11)(c)       10
        2,381             2.94(g)                5.05(g)            (1.37)(c)(g)    93
        3,190             2.95                   3.86               (1.85)(c)      118
        5,553             2.96                   4.49                (.93)(c)      124
        1,238             3.10                   9.33               (1.23)(c)       98
        1,027             3.24                   7.15                (.38)(c)       18
        1,007             3.31                   5.68                (.91)(c)       10
        1,752             2.95(g)                5.06(g)            (1.39)(c)(g)    93
        2,308             2.96                   3.87               (1.87)(c)      118
        4,522             2.96                   4.49                (.93)(c)      124
        1,196             3.04                   9.27               (1.18)(c)       98
        1,125             3.16                   7.07                (.30)(c)       18
        1,574             3.23                   5.60                (.83)(c)       10
          651(g)          1.85(g)                3.96(g)             (.28)(c)(g)    93
          982             1.87                   2.78                (.78)(c)      118
        4,165             1.89                   3.42                 .15 (c)      124
          291             1.83(g)                8.06(g)              .03 (c)(g)    98
-------------------------------------------------------------------------------------------
       10,968             1.77(g)                2.31(g)             1.44 (c)(g)    36
       13,238             1.77                   2.15                 .58 (c)       39
       23,565             1.74                   1.92                 .96 (c)       36
       32,624             1.72                   1.87                 .92 (c)       21
       24,993             1.74                   1.88                 .80 (c)       16
       16,202             1.80(g)                2.11(g)              .12 (c)(g)    10
       39,369             2.50(g)                3.04(g)              .71 (c)(g)    36
       46,210             2.50                   2.88                (.15)(c)       39
       75,609             2.51                   2.69                 .20 (c)       36
       95,363             2.51                   2.66                 .12 (c)       21
       80,938             2.49                   2.63                 .05 (c)       16
       53,652             2.63(g)                2.94(g)             (.71)(c)(g)    10
       13,011             2.50(g)                3.04(g)              .71 (c)(g)    36
       16,096             2.51                   2.89                (.16)(c)       39
       29,726             2.51                   2.69                 .19 (c)       36
       43,995             2.49                   2.64                 .14 (c)       21
       40,408             2.52                   2.66                 .03 (c)       16
       27,074             2.63(g)                2.94(g)             (.71)(c)(g)    10
          225             1.51(g)                2.05(g)             1.70 (c)(g)    36
          377             1.47                   1.85                 .89 (c)       39
          668             1.35                   1.53                1.36 (c)       36
        2,748             1.38                   1.53                1.25 (c)       21
          510             1.32(g)                1.45(g)             1.23 (c)(g)    16

FINANCIAL HIGHLIGHTS

                                                                         SELECTED PER SHARE DATA
                                                                                                   NET ASSET
                                                                                                     VALUE
                                                              SHARE                                BEGINNING
FUND NAME                                                     CLASS     FOR THE PERIOD FROM         PERIOD
IVY PACIFIC OPPORTUNITIES FUND                                  A         01/01 to  6/30/2002(i)   $ 6.72
                                                                          01/01 to 12/31/2001        7.42
                                                                          01/01 to 12/31/2000        9.15
                                                                          01/01 to 12/31/1999        6.30
                                                                          01/01 to 12/31/1998        8.04
                                                                          01/01 to 12/31/1997       10.30
                                                                B         01/01 to  6/30/2002(i)     6.56
                                                                          01/01 to 12/31/2001        7.33
                                                                          01/01 to 12/31/2000        9.04
                                                                          01/01 to 12/31/1999        6.24
                                                                          01/01 to 12/31/1998        7.96
                                                                          01/01 to 12/31/1997       10.28
                                                                C         01/01 to  6/30/2002(i)     6.55
                                                                          01/01 to 12/31/2001        7.31
                                                                          01/01 to 12/31/2000        9.07
                                                                          01/01 to 12/31/1999        6.25
                                                                          01/01 to 12/31/1998        7.94
                                                                          01/01 to 12/31/1997       10.24
                                                             ADVISOR      01/01 to  6/30/2002(i)     6.59
                                                                          01/01 to 12/31/2001        7.30
                                                                          01/01 to 12/31/2000        9.03
                                                                          01/01 to 12/31/1999        6.27
                                                                       02/10(e) to 12/31/1998        7.89
                                                            -------------------------------------------------
IVY GROWTH FUND                                                 A         01/01 to  6/30/2002(i)    11.61
                                                                          01/01 to 12/31/2001       14.98
                                                                          01/01 to 12/31/2000       22.15
                                                                          01/01 to 12/31/1999       19.88
                                                                          01/01 to 12/31/1998       17.80
                                                                          01/01 to 12/31/1997       17.76
                                                                B         01/01 to  6/30/2002(i)    11.11
                                                                          01/01 to 12/31/2001       14.48
                                                                          01/01 to 12/31/2000       21.72
                                                                          01/01 to 12/31/1999       19.60
                                                                          01/01 to 12/31/1998       17.72
                                                                          01/01 to 12/31/1997       17.69
                                                                C         01/01 to  6/30/2002(i)    10.85
                                                                          01/01 to 12/31/2001       14.14
                                                                          01/01 to 12/31/2000       21.28
                                                                          01/01 to 12/31/1999       19.27
                                                                          01/01 to 12/31/1998       17.47
                                                                          01/01 to 12/31/1997       17.59
                                                             ADVISOR      01/01 to  6/30/2002(i)    11.58
                                                                          01/01 to 12/31/2001       14.99
                                                                          01/01 to 12/31/2000       22.18
                                                                          01/01 to 12/31/1999       19.91
                                                                       04/30(e) to 12/31/1998       20.36

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return excluding redemption fees would have been 1.85% for the period ended 6/30/02 and (9.83%) for the year ended 12/31/01.
(i) Unaudited.

 88         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                      SELECTED PER SHARE DATA
 INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
                     NET GAINS OR                                 LESS DISTRIBUTIONS
       NET            (LOSSES) ON                    DIVIDENDS
    INVESTMENT        SECURITIES      TOTAL FROM      FROM NET     DISTRIBUTIONS
      INCOME         (REALIZED AND    INVESTMENT     INVESTMENT         FROM             TOTAL
      (LOSS)          UNREALIZED)     OPERATIONS       INCOME      REALIZED GAINS    DISTRIBUTIONS
      $(.02)(c)(d)       $ .25 (h)     $ .23            $ -            $ -              $ -
       (.03)(c)(d)        (.66)(h)      (.69)             .01            -                .01
        .07 (c)          (1.74)        (1.67)             .06            -                .06
        .08 (c)           2.86          2.94              .08            .01              .09
        .13 (c)          (1.78)        (1.65)             .09            -                .09
        .02 (c)(d)       (2.28)        (2.26)             -              -                -
       (.05)(c)(d)         .22           .17              -              -                -
       (.08)(c)(d)        (.68)         (.76)             .01            -                .01
        .01 (c)          (1.71)        (1.70)             .01            -                .01
        .02 (c)           2.81          2.83              .02            .01              .03
        .05 (c)          (1.73)        (1.68)             .04            -                .04
       (.04)(c)(d)       (2.28)        (2.32)             -              -                -
       (.05)(c)(d)         .23           .18              -              -                -
       (.08)(c)(d)        (.67)         (.75)             .01            -                .01
        .01 (c)          (1.71)        (1.70)             .06            -                .06
        .02 (c)           2.82          2.84              .01            .01              .02
        .08 (c)          (1.75)        (1.67)             .02            -                .02
       (.03)(c)(d)       (2.27)        (2.30)             -              -                -
       (.02)(c)(d)         .18           .16              -              -                -
       (.02)(c)(d)        (.68)         (.70)             .01            -                .01
        .12 (c)(d)       (1.82)        (1.70)             .03            -                .03
        .04 (c)           2.86          2.90              .13            .01              .14
        .08 (c)          (1.62)        (1.54)             .08            -                .08
---------------------------------------------------------------------------------------------------
       (.05)(c)(d)       (2.22)        (2.27)             -              -                -
       (.07)(d)          (3.29)        (3.36)             -              .01              .01
       (.15)             (4.84)        (4.99)             -             2.18             2.18
       (.32)              6.61          6.29              -             4.02             4.02
        .01               2.49          2.50              .02            .40              .42
        .02               1.98          2.00              .15           1.81             1.96
       (.10)(c)(d)       (2.11)        (2.21)             -              -                -
       (.19)(d)          (3.17)        (3.36)             -              .01              .01
       (.30)             (4.76)        (5.06)             -             2.18             2.18
       (.21)              6.17          5.96              -             3.84             3.84
       (.16)              2.46          2.30              .02            .40              .42
       (.14)              1.96          1.82              .07           1.72             1.79
       (.11)(c)(d)       (2.07)        (2.18)             -              -                -
       (.19)(d)          (3.09)        (3.28)             -              .01              .01
       (.26)             (4.70)        (4.96)             -             2.18             2.18
       (.25)              6.08          5.83              -             3.82             3.82
       (.16)              2.38          2.22              .02            .40              .42
       (.07)              1.86          1.79              .13           1.78             1.91
       (.05)(c)(d)       (2.21)        (2.26)             -              -                -
       (.08)(d)          (3.32)        (3.40)             -              .01              .01
       (.15)             (4.86)        (5.01)             -             2.18             2.18
       (.04)              6.33          6.29              -             4.02             4.02
        .03               (.06)         (.03)             .02            .40              .42

FINANCIAL HIGHLIGHTS

                                                                   SELECTED PER SHARE DATA
                                                                       NET ASSET
                                                                       VALUE AT        TOTAL
                                                              SHARE     END OF         RETURN
FUND NAME                                                     CLASS     PERIOD       (%)(A)(F)
IVY PACIFIC OPPORTUNITIES FUND                                  A       $ 6.95      $ 3.42(h)
                                                                          6.72       (9.29)(h)
                                                                          7.42      (18.25)
                                                                          9.15       46.72
                                                                          6.30      (20.56)
                                                                          8.04      (21.94)
                                                                B         6.73        2.59
                                                                          6.56      (10.35)
                                                                          7.33      (18.80)
                                                                          9.04       45.33
                                                                          6.24      (21.04)
                                                                          7.96      (22.57)
                                                                C         6.73        2.75
                                                                          6.55      (10.25)
                                                                          7.31      (18.79)
                                                                          9.07       45.41
                                                                          6.25      (21.02)
                                                                          7.94      (22.46)
                                                             ADVISOR      6.75        2.43
                                                                          6.59       (9.58)
                                                                          7.30      (18.77)
                                                                          9.03       46.29
                                                                          6.27      (19.56)
                                                            -------------------------------------
IVY GROWTH FUND                                                 A         9.34      (19.55)
                                                                         11.61      (22.43)
                                                                         14.98      (22.31)
                                                                         22.15       31.87
                                                                         19.88       14.05
                                                                         17.80       11.69
                                                                B         8.90      (19.89)
                                                                         11.11      (23.21)
                                                                         14.48      (23.07)
                                                                         21.72       30.63
                                                                         19.60       12.99
                                                                         17.72       10.69
                                                                C         8.67      (20.09)
                                                                         10.85      (23.20)
                                                                         14.14      (23.08)
                                                                         21.28       30.43
                                                                         19.27       12.72
                                                                         17.47       10.58
                                                             ADVISOR      9.32      (19.52)
                                                                         11.58      (22.68)
                                                                         14.99      (22.37)
                                                                         22.18       31.78
                                                                         19.91        (.14)

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return excluding redemption fees would have been 1.85% for the period ended 6/30/02 and (9.83%) for the year ended 12/31/01.

 90         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                               RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF               RATIO OF            RATIO OF
    NET ASSETS,       EXPENSES TO            EXPENSES TO        NET INVESTMENT
      END OF          AVERAGE NET            AVERAGE NET        INCOME (LOSS)    PORTFOLIO
      PERIOD          ASSETS WITH           ASSETS WITHOUT        TO AVERAGE      TURNOVER
       (000)      REIMBURSEMENT (%)(B)   REIMBURSEMENT (%)(B)   NET ASSETS (%)    RATE (%)
     $  6,497             2.20(g)                3.70(g)             (.69)(c)(g)    13
        6,291             2.21                   3.57                (.49)(c)       82
        9,096             2.16                   3.10                 .83 (c)      108
       12,738             2.19                   2.84                1.01 (c)       23
        9,061             2.30                   2.86                1.60 (c)       56
       12,020             2.44                   2.51                 .28 (c)       20
        3,401             2.96(g)                4.46(g)            (1.45)(c)(g)    13
        3,966             2.95                   4.31               (1.22)(c)       82
        6,462             2.92                   3.86                 .07 (c)      108
        7,508             2.97                   3.62                 .24 (c)       23
        6,080             3.08                   3.64                 .82 (c)       56
        7,893             3.17                   3.24                (.45)(c)       20
          769             2.94(g)                4.44(g)            (1.43)(c)(g)    13
          917             2.90                   4.26               (1.18)(c)       82
        1,539             3.03                   3.97                (.03)(c)      108
          776             3.03                   3.68                 .18 (c)       23
          704             2.98                   3.54                 .92 (c)       56
        1,129             3.05                   3.12                (.33)(c)       20
          336             2.06(g)                3.56(g)             (.56)(c)(g)    13
            3             2.03                   3.39                (.31)(c)       82
           42             1.77                   2.71                1.23 (c)      108
          313             1.79                   2.44                1.42 (c)       23
           10             2.92(g)                3.48(g)              .98 (c)(g)    56
-------------------------------------------------------------------------------------------
      136,712               na                   1.62(g)             (.92)(g)       55
      180,806               na                   1.51                (.55)         114
      261,744               na                   1.34                (.73)          94
      363,723               na                   1.38                (.13)          51
      318,444               na                   1.38                 .03           59
      320,000               na                   1.38                 .13           39
        3,539               na                   2.61(g)            (1.91)(g)       55
        5,763               na                   2.50               (1.54)         114
        7,517               na                   2.31               (1.70)          94
        8,070               na                   2.34               (1.09)          51
        4,889               na                   2.32                (.90)          59
        4,433               na                   2.30                (.79)          39
          192               na                   2.82(g)            (2.12)(g)       55
          350               na                   2.55               (1.59)         114
          744               na                   2.33               (1.72)          94
          576               na                   2.47               (1.22)          51
          263               na                   2.53               (1.11)          59
          400               na                   2.33                (.82)          39
          240               na                   1.58(g)             (.88)(g)       55
          296               na                   1.58                (.62)         114
          359               na                   1.41                (.80)          94
          438               na                   1.42                (.17)          51
          347               na                   1.18(g)              .24 (g)       59

FINANCIAL HIGHLIGHTS

                                                                         SELECTED PER SHARE DATA
                                                                                                   NET ASSET
                                                                                                     VALUE
                                                              SHARE                                BEGINNING
FUND NAME                                                     CLASS     FOR THE PERIOD FROM        OF PERIOD
IVY US BLUE CHIP FUND                                           A         01/01 to  6/30/2002(i)   $ 9.36
                                                                          01/01 to 12/31/2001       10.59
                                                                          01/01 to 12/31/2000       12.32
                                                                          01/01 to 12/31/1999       10.74
                                                                       11/02(e) to 12/31/1998       10.00
                                                                B         01/01 to  6/30/2002(i)     9.20
                                                                          01/01 to 12/31/2001       10.48
                                                                          01/01 to 12/31/2000       12.29
                                                                          01/01 to 12/31/1999       10.72
                                                                       11/06(e) to 12/31/1998       10.30
                                                                C         01/01 to  6/30/2002(i)     9.19
                                                                          01/01 to 12/31/2001       10.49
                                                                          01/01 to 12/31/2000       12.30
                                                                          01/01 to 12/31/1999       10.72
                                                                       11/06(e) to 12/31/1998       10.30
                                                             ADVISOR      01/01 to  6/30/2002(i)     9.44
                                                                          01/01 to 12/31/2001       10.65
                                                                          01/01 to 12/31/2000       12.35
                                                                          01/01 to 12/31/1999       10.74
                                                                       11/02(e) to 12/31/1998       10.00
                                                            -------------------------------------------------
IVY US EMERGING GROWTH FUND                                     A         01/01 to  6/30/2002(i)    20.16
                                                                          01/01 to 12/31/2001       30.31
                                                                          01/01 to 12/31/2000       47.29
                                                                          01/01 to 12/31/1999       32.65
                                                                          01/01 to 12/31/1998       27.67
                                                                          01/01 to 12/31/1997       26.54
                                                                B         01/01 to  6/30/2002(i)    19.19
                                                                          01/01 to 12/31/2001       29.10
                                                                          01/01 to 12/31/2000       46.01
                                                                          01/01 to 12/31/1999       31.93
                                                                          01/01 to 12/31/1998       27.26
                                                                          01/01 to 12/31/1997       26.33
                                                                C         01/01 to  6/30/2002(i)    19.18
                                                                          01/01 to 12/31/2001       29.08
                                                                          01/01 to 12/31/2000       45.98
                                                                          01/01 to 12/31/1999       31.91
                                                                          01/01 to 12/31/1998       27.23
                                                                          01/01 to 12/31/1997       26.29
                                                             ADVISOR      01/01 to  6/30/2002(i)    20.36
                                                                          01/01 to 12/31/2001       30.57
                                                                          01/01 to 12/31/2000       47.57
                                                                          01/01 to 12/31/1999       32.79
                                                                       02/18(e) to 12/31/1998       28.82

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return was not affected as redemption fees were less than 0.01 per share.
(i) Unaudited.

 92         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                      SELECTED PER SHARE DATA
 INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
                     NET GAINS OR                                 LESS DISTRIBUTIONS
       NET            (LOSSES) ON                    DIVIDENDS
    INVESTMENT        SECURITIES      TOTAL FROM      FROM NET     DISTRIBUTIONS
      INCOME         (REALIZED AND    INVESTMENT     INVESTMENT         FROM             TOTAL
      (LOSS)          UNREALIZED)     OPERATIONS       INCOME      REALIZED GAINS    DISTRIBUTIONS
      $(.01)(c)(d)      $(1.19)(h)     $(1.20)          $ -            $ -              $ -
       (.02)(c)(d)       (1.21)         (1.23)            -              -                -
       (.03)(c)          (1.54)         (1.57)            -              .16              .16
       (.01)(c)           1.66           1.65             .07            -                .07
          - (c)(d)         .74            .74             -              -                -
       (.04)(c)(d)       (1.17)         (1.21)            -              -                -
       (.09)(c)(d)       (1.19)         (1.28)            -              -                -
       (.09)(c)          (1.56)         (1.65)            -              .16              .16
       (.07)(c)           1.65           1.58             .01            -                .01
       (.01)(c)(d)         .43            .42             -              -                -
       (.04)(c)(d)       (1.17)         (1.21)            -              -                -
       (.09)(c)(d)       (1.21)         (1.30)            -              -                -
       (.12)(c)          (1.53)         (1.65)            -              .16              .16
       (.07)(c)           1.66           1.59             .01            -                .01
       (.01)(c)(d)         .43            .42             -              -                -
        .01 (c)(d)       (1.20)         (1.19)            -              -                -
        .01 (c)(d)       (1.22)         (1.21)            -              -                -
       (.01)(c)          (1.53)         (1.54)            -              .16              .16
        .02 (c)           1.69           1.71             .10            -                .10
        .01 (c)(d)         .73            .74             -              -                -
---------------------------------------------------------------------------------------------------
       (.18)(c)(d)       (5.03)(h)      (5.21)            -              -                -
       (.37)             (9.78)(h)     (10.15)            -              -                -
       (.50)            (11.94)        (12.44)            -             4.54             4.54
       (.49)             20.70          20.21             -             5.57             5.57
       (.44)(d)           5.42           4.98             -              -                -
       (.41)(d)           1.54           1.13             -              -                -
       (.24)(c)(d)       (4.78)         (5.02)            -              -                -
       (.58)             (9.33)         (9.91)            -              -                -
       (.81)            (11.56)        (12.37)            -             4.54             4.54
       (.77)             20.15          19.38             -             5.30             5.30
       (.65)(d)           5.32           4.67             -              -                -
       (.33)(d)           1.26            .93             -              -                -
       (.24)(c)(d)       (4.78)         (5.02)            -              -                -
       (.61)             (9.29)         (9.90)            -              -                -
       (.92)            (11.44)        (12.36)            -             4.54             4.54
       (.80)             20.19          19.39             -             5.32             5.32
       (.63)(d)           5.31           4.68             -              -                -
       (.34)(d)           1.28            .94             -              -                -
       (.17)(c)(d)       (5.08)         (5.25)            -              -                -
       (.34)             (9.87)        (10.21)            -              -                -
       (.40)            (12.06)        (12.46)            -             4.54             4.54
       (.44)             20.85          20.41             -             5.63             5.63
       (.23)(d)           4.20           3.97             -              -                -

FINANCIAL HIGHLIGHTS

                                                                  SELECTED PER SHARE DATA
                                                                       NET ASSET
                                                                       VALUE AT       TOTAL
                                                              SHARE     END OF        RETURN
FUND NAME                                                     CLASS     PERIOD      (%)(A)(F)
IVY US BLUE CHIP FUND                                           A       $ 8.16      (12.82)(h)
                                                                          9.36      (11.61)
                                                                         10.59      (12.69)
                                                                         12.32       15.35
                                                                         10.74        7.40
                                                                B         7.99      (13.15)
                                                                          9.20      (12.21)
                                                                         10.48      (13.37)
                                                                         12.29       14.74
                                                                         10.72        4.08
                                                                C         7.98      (13.17)
                                                                          9.19      (12.39)
                                                                         10.49      (13.36)
                                                                         12.30       14.84
                                                                         10.72        4.08
                                                             ADVISOR      8.25      (12.61)
                                                                          9.44      (11.36)
                                                                         10.65      (12.42)
                                                                         12.35       15.89
                                                                         10.74        7.40
                                                            -----------------------------------
IVY US EMERGING GROWTH FUND                                     A        14.95      (25.84)(h)
                                                                         20.16      (33.49)(h)
                                                                         30.31      (25.81)
                                                                         47.29       62.47
                                                                         32.65       18.00
                                                                         27.67        4.26
                                                                B        14.17      (26.16)
                                                                         19.19      (34.05)
                                                                         29.10      (26.38)
                                                                         46.01       61.27
                                                                         31.93       17.13
                                                                         27.26        3.53
                                                                C        14.16      (26.17)
                                                                         19.18      (34.04)
                                                                         29.08      (26.37)
                                                                         45.98       61.32
                                                                         31.91       17.19
                                                                         27.23        3.58
                                                             ADVISOR     15.11      (25.79)
                                                                         20.36      (33.40)
                                                                         30.57      (25.70)
                                                                         47.57       62.85
                                                                         32.79       13.78

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return was not affected as redemption fees were less than $0.01 per share.

 94         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                               RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF               RATIO OF            RATIO OF
    NET ASSETS,       EXPENSES TO            EXPENSES TO        NET INVESTMENT
      END OF          AVERAGE NET            AVERAGE NET        INCOME (LOSS)    PORTFOLIO
      PERIOD          ASSETS WITH           ASSETS WITHOUT        TO AVERAGE      TURNOVER
       (000)      REIMBURSEMENT (%)(B)   REIMBURSEMENT (%)(B)   NET ASSETS (%)    RATE (%)
     $ 32,321             1.57(g)                1.97(g)             (.13)(c)(g)    48
       38,754             1.56                   1.83                (.16)(c)       74
       57,584             1.57                   1.81                (.47)(c)       69
        3,353             1.46                   3.49                (.12)(c)       80
          726             1.43(g)                6.34(g)              .02 (c)(g)     3
       14,707             2.31(g)                2.71(g)             (.87)(c)(g)    48
       19,379             2.31                   2.58                (.90)(c)       74
       24,314             2.31                   2.55               (1.21)(c)       69
        8,742             2.15                   4.18                (.81)(c)       80
        1,047             2.13(g)                7.04(g)             (.68)(c)(g)     3
          761             2.39(g)                2.79(g)             (.95)(c)(g)    48
        1,119             2.36                   2.63                (.96)(c)       74
        2,965             2.30                   2.54               (1.20)(c)       69
        2,497             2.08                   4.11                (.74)(c)       80
          110             2.22(g)                7.13(g)             (.77)(c)(g)     3
          842             1.22(g)                1.62(g)              .22 (c)(g)    48
          808             1.26                   1.53                 .14 (c)       74
        1,061             1.24                   1.48                (.13)(c)       69
          920             1.10                   3.13                 .24 (c)       80
          537             1.08(g)                5.99(g)              .37 (c)(g)     3
-------------------------------------------------------------------------------------------
       26,034               na                   2.11(g)            (2.06)(g)       57
       43,974               na                   1.80               (1.33)         133
       78,840               na                   1.55               (1.23)          83
      101,798               na                   1.69               (1.53)         107
       62,961               na                   1.70               (1.48)          67
       64,910               na                   1.67               (1.37)          65
       15,605               na                   2.96(g)            (2.91)(g)       57
       26,856               na                   2.61               (2.14)         133
       56,036               na                   2.31               (2.00)          83
       79,659               na                   2.43               (2.27)         107
       52,940               na                   2.45               (2.23)          67
       47,789               na                   2.43               (2.13)          65
        2,358               na                   2.94(g)            (2.89)(g)       57
        3,998               na                   2.61               (2.14)         133
        9,048               na                   2.30               (1.98)          83
       15,438               na                   2.39               (2.23)         107
        9,664               na                   2.40               (2.18)          67
        9,484               na                   2.39               (2.09)          65
          710               na                   1.94(g)            (1.89)(g)       57
          991               na                   1.63               (1.16)         133
        1,987               na                   1.36               (1.04)          83
        1,432               na                   1.46               (1.30)         107
          740               na                   1.22 (g)           (1.00)(g)       67

FINANCIAL HIGHLIGHTS

                                                                         SELECTED PER SHARE DATA
                                                                                                   NET ASSET
                                                                                                     VALUE
                                                              SHARE                                BEGINNING
FUND NAME                                                     CLASS     FOR THE PERIOD FROM        OF PERIOD
IVY BOND FUND                                                   A         01/01 to  6/30/2002(i)   $ 8.09
                                                                          01/01 to 12/31/2001        7.89
                                                                          01/01 to 12/31/2000        8.29
                                                                          01/01 to 12/31/1999        9.54
                                                                          01/01 to 12/31/1998       10.22
                                                                          01/01 to 12/31/1997        9.80
                                                                B         01/01 to  6/30/2002(i)     8.06
                                                                          01/01 to 12/31/2001        7.88
                                                                          01/01 to 12/31/2000        8.28
                                                                          01/01 to 12/31/1999        9.53
                                                                          01/01 to 12/31/1998       10.22
                                                                          01/01 to 12/31/1997        9.80
                                                                C         01/01 to  6/30/2002(i)     8.08
                                                                          01/01 to 12/31/2001        7.91
                                                                          01/01 to 12/31/2000        8.31
                                                                          01/01 to 12/31/1999        9.55
                                                                          01/01 to 12/31/1998       10.24
                                                                          01/01 to 12/31/1997        9.82
                                                             ADVISOR      01/01 to  6/30/2002(i)     8.12
                                                                          01/01 to 12/31/2001        7.90
                                                                          01/01 to 12/31/2000        8.28
                                                                          01/01 to 12/31/1999        9.54
                                                                       01/20(e) to 12/31/1998       10.28
                                                            -------------------------------------------------
IVY MONEY MARKET FUND                                           A         01/01 to  6/30/2002(i)     1.00
                                                                          01/01 to 12/31/2001        1.00
                                                                          01/01 to 12/31/2000        1.00
                                                                          01/01 to 12/31/1999        1.00
                                                                          01/01 to 12/31/1998        1.00
                                                                          01/01 to 12/31/1997        1.00
                                                                B         01/01 to  6/30/2002(i)     1.00
                                                                          01/01 to 12/31/2001        1.00
                                                                          01/01 to 12/31/2000        1.00
                                                                          01/01 to 12/31/1999        1.00
                                                                          01/01 to 12/31/1998        1.00
                                                                          01/01 to 12/31/1997        1.00
                                                                C         01/01 to  6/30/2002(i)     1.00
                                                                          01/01 to 12/31/2001        1.00
                                                                          01/01 to 12/31/2000        1.00
                                                                          01/01 to 12/31/1999        1.00
                                                                          01/01 to 12/31/1998        1.00
                                                                          01/01 to 12/31/1997        1.00

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return excluding redemption fees would have been 2.73% for the period ended 6/30/02 and 8.55% for the year ended 12/31/01.
(i) Unaudited.
(j) The seven day and thirty day yield for Class A shares at June 30, 2002 was 0.87% and 0.86%, respectively. The seven day yield for Class B shares at June 30, 2002 was 0.95% and the thirty day yield was 0.94%. The seven day yield for Class C shares at June 30, 2002 was 0.87% and the thirty day yield was 0.81% (unaudited).

 96         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                                      SELECTED PER SHARE DATA
 INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
                     NET GAINS OR                                 LESS DISTRIBUTIONS
       NET            (LOSSES) ON                    DIVIDENDS
    INVESTMENT        SECURITIES      TOTAL FROM      FROM NET     DISTRIBUTIONS
      INCOME         (REALIZED AND    INVESTMENT     INVESTMENT         FROM             TOTAL
      (LOSS)          UNREALIZED)     OPERATIONS       INCOME      REALIZED GAINS    DISTRIBUTIONS
      $ .24 (d)         $  .05 (h)     $  .29           $ .24          $ -              $ .24
        .49 (d)            .18 (h)        .67             .47(i)         -                .47
        .55               (.40)           .15             .55            -                .55
        .67              (1.24)          (.57)            .68            -                .68
        .69               (.69)           -               .68            -                .68
        .80                .42           1.22             .80            -                .80
        .21 (d)            .03            .24             .21            -                .21
        .42 (d)            .17            .59             .41(i)         -                .41
        .48               (.40)           .08             .48            -                .48
        .59              (1.24)          (.65)            .60            -                .60
        .59               (.67)          (.08)            .61            -                .61
        .68                .46           1.14             .72            -                .72
        .21 (d)            .06            .27             .24            -                .24
        .42 (d)            .16            .58             .41(i)         -                .41
        .48               (.40)           .08             .48            -                .48
        .62              (1.25)          (.63)            .61            -                .61
        .60               (.68)          (.08)            .61            -                .61
        .64                .48           1.12             .70            -                .70
        .25 (d)            .03            .28             .25            -                .25
        .49 (d)            .21            .70             .48(i)         -                .48
        .56               (.38)           .18             .56            -                .56
        .67              (1.24)          (.57)            .69            -                .69
        .69               (.72)          (.03)            .71            -                .71
---------------------------------------------------------------------------------------------------
        .01 (c)(d)         -              .01             .01            -                .01
        .03 (c)            -              .03             .03            -                .03
        .05 (c)            -              .05             .05            -                .05
        .04 (c)            -              .04             .04            -                .04
        .05 (c)            -              .05             .05            -                .05
        .05 (c)            -              .05             .05            -                .05
        .01 (c)(d)         -              .01             .01            -                .01
        .03 (c)            -              .03             .03            -                .03
        .05 (c)            -              .05             .05            -                .05
        .04 (c)            -              .04             .04            -                .04
        .05 (c)            -              .05             .05            -                .05
        .05 (c)            -              .05             .05            -                .05
        .01 (c)(d)         -              .01             .01            -                .01
        .03 (c)            -              .03             .03            -                .03
        .05 (c)            -              .05             .05            -                .05
        .04 (c)            -              .04             .04            -                .04
        .05 (c)            -              .05             .05            -                .05
        .05 (c)            -              .05             .05            -                .05

FINANCIAL HIGHLIGHTS

                                                                SELECTED PER SHARE DATA
                                                                       NET ASSET
                                                                       VALUE AT      TOTAL
                                                              SHARE     END OF      RETURN
FUND NAME                                                     CLASS     PERIOD      (%)(A)
IVY BOND FUND                                                   A       $ 8.14       3.65(h)
                                                                          8.09       8.70(h)
                                                                          7.89       1.89
                                                                          8.29      (6.17)
                                                                          9.54        -
                                                                         10.22      11.87
                                                                B         8.09       2.99
                                                                          8.06       7.61
                                                                          7.88       1.03
                                                                          8.28      (6.97)
                                                                          9.53       (.81)
                                                                         10.22      11.12
                                                                C         8.11       2.99
                                                                          8.08       7.51
                                                                          7.91       1.07
                                                                          8.31      (6.81)
                                                                          9.55       (.81)
                                                                         10.24      11.11
                                                             ADVISOR      8.15       3.43
                                                                          8.12       9.07
                                                                          7.90       2.26
                                                                          8.28      (6.21)
                                                                          9.54       (.30)
                                                            --------------------------------
IVY MONEY MARKET FUND                                           A         1.00        .42
                                                                          1.00       3.12
                                                                          1.00       5.37
                                                                          1.00       4.16
                                                                          1.00       4.51
                                                                          1.00       4.60
                                                                B         1.00        .47
                                                                          1.00       3.19
                                                                          1.00       5.35
                                                                          1.00       4.30
                                                                          1.00       4.59
                                                                          1.00       4.77
                                                                C         1.00        .44
                                                                          1.00       3.10
                                                                          1.00       5.65
                                                                          1.00       4.14
                                                                          1.00       4.55
                                                                          1.00       4.78

(a) Total return does not reflect a sales charge.
(b) For 1997, total expenses include fees paid indirectly, if any, through an expense offset arrangement.
(c) Net investment income (loss) is net of expenses reimbursed by Manager.

na -- not applicable

(d) Based on average shares outstanding.
(e) Commencement.
(f) Total return represents aggregate total return.
(g) Annualized.
(h) Includes redemption fees added to capital paid-in (see Note 1). Total return excluding redemption fees would have been 2.73% for the period ended 6/30/02 and 8.55% for the year ended 12/31/01.
(i) Unaudited.
(j) The seven day and thirty day yield for Class A shares at June 30, 2002 was 0.87% and 0.86%, respectively. The seven day yield for Class B shares at June 30, 2002 was 0.95% and the thirty day yield was 0.94%. The seven day yield for Class C shares at June 30, 2002 was 0.87% and the thirty day yield was 0.81% (unaudited).

 98         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

                               RATIOS AND SUPPLEMENTAL DATA
                        RATIO OF               RATIO OF            RATIO OF
    NET ASSETS,       EXPENSES TO            EXPENSES TO        NET INVESTMENT
      END OF          AVERAGE NET            AVERAGE NET        INCOME (LOSS)    PORTFOLIO
      PERIOD          ASSETS WITH           ASSETS WITHOUT        TO AVERAGE      TURNOVER
       (000)      REIMBURSEMENT (%)(B)   REIMBURSEMENT (%)(B)   NET ASSETS (%)    RATE (%)
     $ 33,332               na                   1.46(g)             6.04 (g)       11
       36,401               na                   1.41                6.03           22
       52,305               na                   1.62                6.71           26
       69,249               na                   1.52                7.40           28
      109,445               na                   1.39                6.88           43
      106,497               na                   1.47                7.08           71
       17,047               na                   2.30(g)             5.20 (g)       11
       19,305               na                   2.25                5.19           22
       20,079               na                   2.45                5.88           26
       27,550               na                   2.36                6.55           28
       42,166               na                   2.13                6.13           43
       18,499               na                   2.21                6.35           71
        1,737               na                   2.26(g)             5.24 (g)       11
        2,188               na                   2.18                5.25           22
        2,726               na                   2.40                5.93           26
        3,928               na                   2.26                6.65           28
       11,266               na                   2.12                6.15           43
        6,580               na                   2.20                6.35           71
          205               na                   1.39(g)             6.12 (g)       11
          170               na                   1.32                6.12           22
          192               na                   1.49                6.84           26
          332               na                   1.43                7.49           28
          347               na                   1.11 (g)            7.16 (g)       43
-------------------------------------------------------------------------------------------
       13,031              .88(g)                1.72(g)              .85 (c)(g)    na
       12,904              .87                   1.59                3.12 (c)       na
       20,394              .85                   1.52                5.38 (c)       na
       18,524              .88                   1.40                4.17 (c)       na
       19,103              .87                   1.42                4.50 (c)       na
       15,385              .88                   1.57                4.60 (c)       na
        6,232              .79(g)                1.63(g)              .95 (c)(g)    na
        6,680              .80                   1.52                3.19 (c)       na
        5,872              .87                   1.54                5.36 (c)       na
        7,486              .77                   1.29                4.28 (c)       na
        6,636              .76                   1.31                4.61 (c)       na
        3,812              .70                   1.39                4.77 (c)       na
          401              .85(g)                1.69(g)              .88 (c)(g)    na
          519              .88                   1.60                3.10 (c)       na
        1,975              .72                   1.39                5.51 (c)       na
          372              .87                   1.39                4.18 (c)       na
          423              .81                   1.36                4.56 (c)       na
          405              .70                   1.39                4.78 (c)       na

June 30, 2002

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Ivy Cundill Global Value Fund ("Cundill"), Ivy Developing Markets Fund ("Developing Markets"), Ivy European Opportunities Fund ("European Opportunities"), Ivy Global Fund ("Global"), Ivy Global Natural Resources Fund ("Natural Resources"), Ivy Global Science & Technology Fund ("Science & Technology"), Ivy International Fund ("International"), Ivy International Small Companies Fund ("Small Companies"), Ivy International Value Fund ("International Value"), Ivy Pacific Opportunities Fund ("Pacific Opportunities"), Ivy Growth Fund ("Growth"), Ivy US Blue Chip Fund ("Blue Chip"), Ivy US Emerging Growth Fund ("Emerging Growth"), Ivy Bond Fund ("Bond"), and Ivy Money Market Fund ("Money Market"), (collectively the "Funds"), are each a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, and (except for Money Market) Advisor Class are authorized. Cundill, European Opportunities, Science & Technology, International, Small Companies, International Value, Blue Chip and Bond also have an unlimited number of shares of Class I authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the market on which the security is traded most extensively. If there were no sales on the market on which the security is traded most extensively and the security is traded on more than one market, or on one or more exchanges in the over-the-counter market, the market reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the market on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the calculated mean between the last bid and the last asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities or groups of securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of June 30, 2002, Board valued securities amounted to zero for Developing Markets and European Opportunities and have been noted as such in each Fund's schedule of investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Funds' sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Funds classify as cash amounts on deposit with the Funds' custodian. These amounts earn interest at variable interest rates. At June 30, 2002, the interest rate was 1.27%. Amounts classified as Due to Custodian at period end represent bank overdrafts.

FEDERAL INCOME TAXES -- The Funds intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of their taxable income to their shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

                                                                   June 30, 2002

                                                                     (Unaudited)

The following Funds have net tax-basis capital loss carryovers as of December 31, 2001 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover amounts and expiration dates are as follows.

                           CAPITAL LOSS
FUND                        CARRYOVER         EXPIRATION DATES
Cundill                    $     79,000   in 2009
------------------------------------------------------------------
Developing Markets           11,349,000   $155,000 in 2005,
                                           6,822,000 in 2006,
                                           1,688,000 in 2007,
                                           1,669,000 in 2008 and
                                           1,015,000 in 2009
------------------------------------------------------------------
European Opportunities       34,091,000   in 2009
------------------------------------------------------------------
Global                        1,491,000   in 2009
------------------------------------------------------------------
Natural Resources             7,113,000   $1,421,000 in 2005,
                                           4,367,000 in 2006,
                                           1,221,000 in 2007,
                                           96,000 in 2008 and
                                           8,000 in 2009
------------------------------------------------------------------
Science & Technology         40,292,000   $1,283,000 in 2008 and
                                           39,009,000 in 2009
------------------------------------------------------------------
International               141,106,000   in 2009
------------------------------------------------------------------
Small Companies               4,695,000   in 2009
------------------------------------------------------------------
International Value           7,565,000   $3,103,000 in 2006,
                                           1,065,000 in 2008 and
                                           3,397,000 in 2009
------------------------------------------------------------------
Pacific Opportunities        10,522,000   $264,000 in 2002,
                                           203,000 in 2003,
                                           1,033,000 in 2004,
                                           1,937,000 in 2005,
                                           4,238,000 in 2006,
                                           128,000 in 2007,
                                           852,000 in 2008 and
                                           1,867,000 in 2009
------------------------------------------------------------------
Growth                       39,979,000   in 2009
------------------------------------------------------------------
Blue Chip                     6,920,000   in 2009
------------------------------------------------------------------
Emerging Growth              24,758,000   in 2009
------------------------------------------------------------------
Bond                         29,345,000   $2,215,000 in 2003,
                                           366,000 in 2006,
                                           12,226,000 in 2007,
                                           10,316,000 in 2008 and
                                           4,222,000 in 2009
------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid monthly for Bond. Distributions from net investment income are declared daily and paid monthly for Money Market. Distributions from net investment income for all other Funds and distributions from realized gains for all Funds, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities and dividends and interest receivable are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political and economic instability.

For foreign securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds (excluding Money Market) may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies that each fund has committed to buy or sell are shown in the Schedule of Investments, as applicable. These amounts represent the aggregate exposure to each foreign currency acquired or hedged through forward foreign currency contracts at June 30, 2002. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by a fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Fund's Statement of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

WRITTEN CALL OPTIONS -- An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of a call option, in return for a premium paid to the seller, has the right to buy the underlying security of the contract. An option on a stock index gives the purchaser the right

June 30, 2002

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund, as writer of a covered call option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. By writing a covered call option, the Fund is obligated to own or have the right to acquire, through exchange or conversion, the underlying security during the option period.

Certain Funds may invest in option contracts for the purpose of increasing or decreasing the exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The liability is subsequently marked-to-market daily to reflect the current market value of the option written. Premiums received from writing options which expire on the stipulated expiration date or as a result of the Fund entering into a closing purchase transaction are treated by the Fund on the expiration date as realized gains (or losses if the cost of the closing transaction exceeds the premium received upon the original sale) without regard to any unrealized gain or loss on the underlying security. If a written call option is exercised, the premium received is added to the proceeds of the sale of the underlying security in determining whether the Fund has realized a gain or loss on the transaction. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the last bid and the last asked price. Written covered call options, if any, are reflected in the Schedules of Investments. There were no open written covered call options as of June 30, 2002.

Transactions in call options written for the six month period ended June 30, 2002 were:

                                              NUMBER
                                                OF        PREMIUMS
                                             CONTRACTS    RECEIVED
GLOBAL
Options outstanding at December 31, 2001           40    $    4,883
Options written                                   -             -
Options terminated in closing purchase
  transactions                                    (10)         (875)
Options expired                                   (30)       (4,008)
Options exercised                                 -             -
                                             ----------------------
Options outstanding at June 30, 2002              -      $      -
                                             ======================
INTERNATIONAL
Options outstanding at December 31, 2001      401,110    $1,041,190
Options written                                   -             -
Options terminated in closing purchase
  transactions                                 (2,378)     (208,027)
Options expired                              (398,732)     (833,163)
Options exercised                                 -             -
                                             ----------------------
Options outstanding at June 30, 2002              -      $      -
                                             ======================

                                              NUMBER
                                                OF        PREMIUMS
                                             CONTRACTS    RECEIVED
INTERNATIONAL VALUE
Options outstanding at December 31, 2001       43,650    $   78,077
Options written                                   -             -
Options terminated in closing purchase
  transactions                                    -             -
Options expired                               (43,650)      (78,077)
Options exercised                                 -             -
                                             ----------------------
Options outstanding at June 30, 2002              -      $      -
                                             ======================
GROWTH
Options outstanding at December 31, 2001          790    $  274,091
Options written                                   546       111,606
Options terminated in closing purchase
  transactions                                   (182)      (79,091)
Options expired                                  (918)     (237,674)
Options exercised                                (236)      (68,932)
                                             ----------------------
Options outstanding at June 30, 2002              -      $      -
                                             ======================
EMERGING GROWTH
Options outstanding at December 31, 2001          943    $  333,190
Options written                                   483        97,986
Options terminated in closing purchase
  transactions                                   (199)      (87,030)
Options expired                                  (962)     (258,636)
Options exercised                                (265)      (85,510)
                                             ----------------------
Options outstanding at June 30, 2002              -      $      -
                                             ======================

SECURITIES LENDING -- Boston Global Advisors ("BGA") as lending agent, may loan the securities of designated Funds to certain qualified institutions approved by the Funds. For securities loaned, collateral values for domestic and foreign securities are maintained at not less than 102% and 105%, respectively, of the value of the securities on loan by pricing both the securities on loan and the collateral daily. The collateral consists of cash invested in the Quality Portfolio of the Boston Global Investment Trust ("Trust") which consists predominantly of collateral pledged by borrowers in securities lending transactions arranged by BGA. The Trust invests in money market instruments, U.S. Treasury Bills, U.S. agency obligations, commercial paper and other highly rated, liquid investments. Securities' lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Funds may experience delays in, or may be prevented from, recovering the collateral. During the period that the Funds seek to enforce their rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value. For the six month period ended June 30, 2002, International and International Value received $194,906 and $44,735, respectively, in income, net of related expenses, resulting from securities lending activities which is included in Interest income and other on the Statement of Operations. Securities on loan as of June 30, 2002 are indicated in the Schedule of Investments.

DEFERRED ORGANIZATION EXPENSES -- Organization expenses incurred prior to the effectiveness of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities" for International Value have been deferred and are being amortized on a straight-line basis over a five year period.

REDEMPTION FEES -- Each Fund (other than Money Market) may deduct a redemption or exchange fee of 2.00% from any redemption or exchange proceeds if a shareholder sells or exchanges

                                                                   June 30, 2002

                                                                     (Unaudited)

Class A shares after holding them less than 30 days. These fees are paid to the Fund rather than the investment adviser or transfer agent and are designed to offset the brokerage commissions, market impact, and other cost associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Fees collected by the Fund are recorded as additions to capital paid-in and are included in the Class A fund share transactions on the Statement of Changes in Net Assets. As presented in gross dollars for the six months ended June 30, 2002 and per average share outstanding for the six months ended June 30, 2002 and the year ended December 31, 2001, the Funds received the following redemption fees:

                                        PER SHARE   PER SHARE
                              AMOUNT     6/30/02    12/31/01
Cundill                      $     14     $  --       $  --
Developing Markets                 --        --        0.06
European Opportunities         24,702      0.01        0.02
Global                         66,770      0.12          --
Natural Resources               2,949        --          --
Science & Technology              284        --          --
International                 207,305      0.02        0.03
International Value            83,436      0.06        0.01
Pacific Opportunities          18,450      0.02        0.04
Growth                          2,154        --          --
Blue Chip                          58        --          --
Emerging Growth                   513        --        0.01
Bond                           94,378      0.02          --

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, capital loss carryovers, wash sales, option transactions, foreign denominated securities, passive foreign investment companies and non-deductible organization expenses, if applicable. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, each of the Funds may make reclassifications among certain of their capital accounts without impacting the net asset value of each respective Fund.

2. RELATED PARTIES

Ivy Management, Inc. ("IMI") provides business management services to the Funds and is the Investment Adviser to all Funds. For its services, IMI receives a fee paid monthly based on average daily net assets ("ANA") at the following annual rates:

Cundill (1)                                            1.00%
Developing Markets                                     1.00
Natural Resources (2)                                  1.00
Science & Technology                                   1.00
Small Companies (3)                                    1.00
International Value                                    1.00
Pacific Opportunities                                  1.00
Blue Chip                                              0.75
Emerging Growth                                        0.85
Money Market                                           0.40

For certain funds, the annual rates decrease as overall ANA increases. The following chart summarizes those funds and relevant rate and asset sizes:

European Opportunities (3)   1.00%   of the first $250
                                     million ANA
                             0.85%   next $250 million ANA
                             0.75%   excess
------------------------------------------------------------
Global                       1.00%   of the first $500
                                     million ANA
                             0.75%   excess
------------------------------------------------------------
International                1.00%   of the first $2.5
                                     billion ANA
                             0.90%   next $500 million
                             0.80%   next $500 million
                             0.70%   excess
------------------------------------------------------------
Growth                       0.85%   of the first $350
                                     million ANA
                             0.75%   excess
------------------------------------------------------------
Bond                         0.50%   of the first $500
                                     million ANA
                             0.40%   excess

(1)  Peter Cundill & Associates, Inc. is the sub-advisor of the Fund.
     IMI, not the Fund, is obligated to compensate the sub-advisor.
(2) Mackenzie Financial Corporation ("MFC") is the investment advisor of the Fund. MFC receives a fee monthly at the annual rate of 0.50% of ANA. The fee is collected from the Fund and remitted to MFC by IMI.
(3) Henderson Investment Management Limited is the sub-advisor of the Funds. IMI, not the Funds, is obligated to compensate the sub-advisor.

For the six month period ended June 30, 2002, with respect to Cundill, Development Markets, Global, Natural Resources, Science & Technology, Small Companies, and Pacific Opportunities, IMI contractually limited each Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of each Fund's ANA. For the six month period ended June 30, 2002, with respect to International Value, Blue Chip and Money Market, IMI voluntarily limits each Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to annual rates of 1.50%, 1.34% and .85%, respectively.

From November 1, 2001 through October 31, 2002, IMI has contractually agreed to waive 12% of the 1.00% annual management fee for European Opportunities.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for each Fund. For those services, each Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in each Fund's Statement of Operations. At June 30, 2002, MIMI owned approximately 8% of Cundill's shares outstanding.

Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, is the underwriter and distributor of each Fund's shares, and as such, purchases shares from each Fund at net asset value to settle orders from investment dealers. For the six month

June 30, 2002

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

period ended June 30, 2002, the net amount of underwriting discount retained by IMDI is listed below.

FUND                                                AMOUNT
Cundill                                             $   333
Developing Markets                                      184
European Opportunities                                2,459
Global                                                  149
Natural Resources                                    16,718
Science & Technology                                  2,310
International                                         2,587
Small Companies                                         228
International Value                                     214
Pacific Opportunities                                   176
Growth                                                4,044
Blue Chip                                             1,192
Emerging Growth                                       4,560
Bond                                                  2,166

Under Service and Distribution Plans, each Fund except Growth, Blue Chip and International, reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I and Advisor Class. For Growth, Blue Chip and International, each Fund reimburses IMDI at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Class I and Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of each Fund. Such fees, detailed below, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

FUND                         CLASS A    CLASS B    CLASS C
Cundill                      $    396   $  3,038   $    215
Developing Markets              3,741     11,673      3,143
European Opportunities         38,905    165,122    122,288
Global                          5,934     10,824        662
Natural Resources              19,020     38,177     17,150
Science & Technology           13,078     44,597     11,049
International                 241,250    592,634    114,485
Small Companies                 4,003     13,904     10,118
International Value            14,734    211,048     71,506
Pacific Opportunities           8,215     18,808      4,334
Growth                         45,800     23,480      1,309
Blue Chip                      37,690     86,727      4,855
Emerging Growth                45,038    104,421     15,427
Bond                           43,391     89,413      9,702

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C, Advisor Class and Class I were as follows:

                                                                                       CLASS A
                                                                 FOR THE SIX MONTHS
                                                                        ENDED                      FOR THE YEAR
                                                                    JUNE 30, 2002                      ENDED
                                                                     (UNAUDITED)                 DECEMBER 31, 2001
CUNDILL (A)                                                     SHARES       AMOUNT            SHARES        AMOUNT
-----------                                                    ---------   -----------       ----------   ------------
  Sold                                                            22,136   $   224,372           21,522   $    205,778
  Issued on reinvestment of dividends                                -             -                615          5,756
  Repurchased                                                     (3,603)      (35,990)              (4)           (40)
                                                               ---------   -----------       ----------   ------------
Net increase/(decrease)                                           18,534       188,382           22,133        211,494
                                                               =========   ===========       ==========   ============
DEVELOPING MARKETS
------------------------------------------------------------
  Sold                                                           141,173       915,870          339,521      2,182,850
  Issued on reinvestment of dividends                                -             -                -              -
  Repurchased                                                    (77,464)     (517,756)        (597,013)    (3,920,462)
                                                               ---------   -----------       ----------   ------------
Net increase/(decrease)                                           63,709       398,114         (257,492)    (1,737,612)
                                                               =========   ===========       ==========   ============
EUROPEAN OPPORTUNITIES
------------------------------------------------------------
  Sold                                                           373,859     5,351,276        3,394,170     52,939,002
  Issued on reinvestment of dividends                                -             -                -              -
  Repurchased                                                   (558,317)   (7,971,838)      (4,303,990)   (65,295,982)
                                                               ---------   -----------       ----------   ------------
Net increase/(decrease)                                         (184,458)   (2,620,561)        (909,820)   (12,356,980)
                                                               =========   ===========       ==========   ============
GLOBAL
------------------------------------------------------------
  Sold                                                           159,128     1,433,054          924,949      8,866,381
  Issued on reinvestment of dividends                                -             -                  1             11
  Repurchased                                                   (257,269)   (2,216,139)      (1,053,590)   (10,158,470)
                                                               ---------   -----------       ----------   ------------
Net increase/(decrease)                                          (98,141)     (783,085)        (128,640)    (1,292,078)
                                                               =========   ===========       ==========   ============
NATURAL RESOURCES
------------------------------------------------------------
  Sold                                                         1,265,659    16,898,361          936,310     10,453,386
  Issued on reinvestment of dividends                                -             -              9,409        100,865
  Repurchased                                                   (502,919)   (6,839,097)        (819,044)    (8,609,560)
                                                               ---------   -----------       ----------   ------------
Net increase/(decrease)                                          762,740    10,059,264          126,675      1,944,691
                                                               =========   ===========       ==========   ============
SCIENCE & TECHNOLOGY
------------------------------------------------------------
  Sold                                                            85,894       960,678          599,749     11,715,938
  Issued on reinvestment of dividends                                -             -                -              -
  Repurchased                                                   (226,820)   (2,559,968)        (750,211)   (13,732,949)
                                                               ---------   -----------       ----------   ------------
Net increase/(decrease)                                         (140,926)   (1,599,290)        (150,462)    (2,017,011)
                                                               =========   ===========       ==========   ============

(a) For the period 09/04 to 12/31/2001 for Class A; 09/26 to
    12/31/2001 for Class B; 10/19 to 12/31/2001 for Class C.

NOTES TO FINANCIAL STATEMENTS

                                                                                    CLASS B
                                                               FOR THE SIX MONTHS
                                                                     ENDED                      FOR THE YEAR
                                                                 JUNE 30, 2002                      ENDED
                                                                  (UNAUDITED)                 DECEMBER 31, 2001
CUNDILL                                                       SHARES      AMOUNT            SHARES        AMOUNT
-------                                                      --------   -----------       ----------   ------------
  Sold                                                         37,862   $   379,318           91,196   $    870,058
  Issued on reinvestment of dividends                             -             -              2,435         22,746
  Repurchased                                                  (5,102)      (50,600)          (3,398)       (33,002)
                                                             --------   -----------       ----------   ------------
Net increase/(decrease)                                        32,760       328,718           90,233        859,802
                                                             ========   ===========       ==========   ============


DEVELOPING MARKETS
  Sold                                                         11,243        72,336           28,545        186,235
  Issued on reinvestment of dividends                             -             -                -              -
  Repurchased                                                 (80,974)     (511,249)        (314,894)    (1,924,934)
                                                             --------   -----------       ----------   ------------
Net increase/(decrease)                                       (69,731)     (438,913)        (286,349)    (1,738,699)
                                                             ========   ===========       ==========   ============

EUROPEAN OPPORTUNITIES
  Sold                                                         98,764     1,403,146          269,607      4,333,792
  Issued on reinvestment of dividends                             -             -              4,642         61,040
  Repurchased                                                (380,454)   (5,371,393)      (1,103,861)   (15,702,774)
                                                             --------   -----------       ----------   ------------
Net increase/(decrease)                                      (281,689)   (3,968,247)        (829,612)   (11,307,942)
                                                             ========   ===========       ==========   ============

GLOBAL
  Sold                                                          6,817        56,011           34,789        302,014
  Issued on reinvestment of dividends                             -             -                -              -
  Repurchased                                                 (43,266)     (352,952)        (208,290)    (1,861,683)
                                                             --------   -----------       ----------   ------------
Net increase/(decrease)                                       (36,449)     (296,941)        (173,501)    (1,559,669)
                                                             ========   ===========       ==========   ============

NATURAL RESOURCES
  Sold                                                        329,611     4,158,974          295,482      3,085,399
  Issued on reinvestment of dividends                             -             -              5,059         53,020
  Repurchased                                                 (75,583)     (952,288)        (146,873)    (1,490,440)
                                                             --------   -----------       ----------   ------------
Net increase/(decrease)                                       254,029     3,206,686          153,668      1,647,979
                                                             ========   ===========       ==========   ============

SCIENCE & TECHNOLOGY
  Sold                                                         22,614       259,259          200,295      3,660,997
  Issued on reinvestment of dividends                             -             -                -              -
  Repurchased                                                (207,589)   (2,219,563)        (357,536)    (5,902,467)
                                                             --------   -----------       ----------   ------------
Net increase/(decrease)                                      (184,975)   (1,960,304)        (157,241)    (2,241,470)
                                                             ========   ===========       ==========   ============

                           CLASS C                                                   ADVISOR CLASS
      FOR THE SIX MONTHS                                           FOR THE SIX MONTHS
            ENDED                      FOR THE YEAR                      ENDED                      FOR THE YEAR
        JUNE 30, 2002                      ENDED                     JUNE 30, 2002                      ENDED
         (UNAUDITED)                 DECEMBER 31, 2001                (UNAUDITED)                 DECEMBER 31, 2001
     SHARES      AMOUNT            SHARES        AMOUNT           SHARES      AMOUNT            SHARES        AMOUNT
    --------   -----------       ----------   ------------       --------   -----------       ----------   ------------
       5,817   $    58,669            3,540   $     33,617        452,494   $ 4,471,080           29,622   $    294,347
         -             -                 91            850            -             -              3,128         28,995
         -             -               (513)        (4,969)        (2,668)      (26,003)          (5,933)       (60,923)
    --------   -----------       ----------   ------------       --------   -----------       ----------   ------------
       5,817        58,669            3,118         29,498        449,826     4,445,078           26,817        262,419
    ========   ===========       ==========   ============       ========   ===========       ==========   ============
      12,489        81,505            6,257         40,979          1,158         7,704            2,696         17,117
         -             -                -              -              -             -                -              -
     (16,086)     (103,000)         (84,939)      (521,143)       (33,430)       (7,536)         (48,789)
    --------   -----------       ----------   ------------       --------   -----------       ----------   ------------
      (3,597)      (21,495)         (78,682)      (480,164)        (3,816)      (25,726)          (4,840)       (31,672)
    ========   ===========       ==========   ============       ========   ===========       ==========   ============
      56,018       820,320          508,103      8,429,668        356,044     5,429,940          757,364     11,699,008
         -             -              2,609         34,419            -             -                459          5,789
    (257,132)   (3,658,966)      (1,535,966)   (23,423,729)      (436,604)   (6,521,318)      (1,194,671)   (17,913,376)
    --------   -----------       ----------   ------------       --------   -----------       ----------   ------------
    (201,114)   (2,838,646)      (1,025,254)   (14,959,642)       (80,560)   (1,091,378)        (436,848)    (6,208,579)
    ========   ===========       ==========   ============       ========   ===========       ==========   ============
       1,398        10,708            4,580         38,984            331         2,830            4,763         49,819
         -             -                -              -              -             -                -              -
      (3,358)      (26,223)          (4,077)       (36,183)          (893)       (7,373)          (8,537)       (79,975)
    --------   -----------       ----------   ------------       --------   -----------       ----------   ------------
      (1,960)      (15,515)             503          2,801           (562)       (4,543)          (3,774)       (30,156)
    ========   ===========       ==========   ============       ========   ===========       ==========   ============
     382,597     4,943,275          329,847      3,600,692        584,603     7,649,514          234,198      2,522,781
         -             -              2,191         22,541            -             -                439          4,689
    (117,773)   (1,512,637)        (239,652)    (2,535,902)      (477,425)   (6,404,181)        (194,697)    (2,066,315)
    --------   -----------       ----------   ------------       --------   -----------       ----------   ------------
     264,824     3,430,637           92,386      1,087,331        107,178     1,245,333           39,940        461,155
    ========   ===========       ==========   ============       ========   ===========       ==========   ============
      12,948       144,716           30,632        540,875          4,430        50,714           14,893        260,748
         -             -                -              -              -             -                -              -
     (56,283)     (610,921)        (175,152)    (3,076,600)        (7,358)      (88,085)         (17,796)      (299,368)
    --------   -----------       ----------   ------------       --------   -----------       ----------   ------------
     (43,335)     (466,205)        (144,520)    (2,535,725)        (2,928)      (37,371)          (2,903)       (38,620)
    ========   ===========       ==========   ============       ========   ===========       ==========   ============

NOTES TO FINANCIAL STATEMENTS

                                                             CLASS I
                                          FOR THE SIX MONTHS
                                                 ENDED                   FOR THE YEAR
                                             JUNE 30, 2002                  ENDED
                                              (UNAUDITED)             DECEMBER 31, 2001
CUNDILL                                   SHARES      AMOUNT          SHARES      AMOUNT
-------                                   ------      -------         ------      ------
  Sold                                      -         $   -            -           $-
  Issued on reinvestment of dividends       -             -            -            -
  Repurchased                               -             -            -            -
                                          -----       -------          ---         ----
Net increase/(decrease)                     -             -            -            -
                                          =====       =======          ===         ====

DEVELOPING MARKETS
  Sold                                      -             -            -            -
  Issued on reinvestment of dividends       -             -            -            -
  Repurchased                               -             -            -            -
                                          -----       -------          ---         ----
Net increase/(decrease)                     -             -            -            -
                                          =====       =======          ===         ====

EUROPEAN OPPORTUNITIES
  Sold                                    5,773        89,250          -            -
  Issued on reinvestment of dividends       -             -              2           33
  Repurchased                              (322)       (4,270)         -            -
                                          -----       -------          ---         ----
Net increase/(decrease)                   5,451        84,980            2           33
                                          =====       =======          ===         ====

GLOBAL
  Sold                                      -             -            -            -
  Issued on reinvestment of dividends       -             -            -            -
  Repurchased                               -             -            -            -
                                          -----       -------          ---         ----
Net increase/(decrease)                     -             -            -            -
                                          =====       =======          ===         ====

NATURAL RESOURCES
  Sold                                      -             -            -            -
  Issued on reinvestment of dividends       -             -            -            -
  Repurchased                               -             -            -            -
                                          -----       -------          ---         ----
Net increase/(decrease)                     -             -            -            -
                                          =====       =======          ===         ====

SCIENCE & TECHNOLOGY
  Sold                                      -             -            -            -
  Issued on reinvestment of dividends       -             -            -            -
  Repurchased                               -             -            -            -
                                          -----       -------          ---         ----
Net increase/(decrease)                     -             -            -            -
                                          =====       =======          ===         ====

                                                                                        CLASS A
                                                                  FOR THE SIX MONTHS
                                                                        ENDED                         FOR THE YEAR
                                                                    JUNE 30, 2002                         ENDED
                                                                     (UNAUDITED)                    DECEMBER 31, 2001
INTERNATIONAL                                                   SHARES        AMOUNT             SHARES         AMOUNT
-------------                                                 ----------   -------------       -----------   -------------
  Sold                                                         2,126,334   $  43,413,196        11,954,096   $ 272,548,928
  Issued on reinvestment of dividends                                -               -               4,608         116,485
  Repurchased                                                 (9,602,529)   (193,843,382)      (17,756,706)   (403,354,268)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                       (7,476,195)   (150,430,186)       (5,798,002)   (130,688,855)
                                                              ==========   =============       ===========   =============
SMALL COMPANIES
---------------
  Sold                                                            38,088         306,328           409,940       4,536,884
  Issued on reinvestment of dividends                                -               -                 341           2,724
  Repurchased                                                   (104,576)       (837,221)         (677,820)     (6,922,273)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                          (66,488)       (530,893)         (267,539)     (2,382,665)
                                                              ==========   =============       ===========   =============
INTERNATIONAL VALUE
-------------------
  Sold                                                           678,046       6,229,663         3,063,414      31,144,482
  Issued on reinvestment of dividends                                -               -               1,680          14,902
  Repurchased                                                   (914,513)     (8,294,172)       (3,751,978)    (37,763,655)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (236,467)     (2,064,509)         (686,884)     (6,604,271)
                                                              ==========   =============       ===========   =============
PACIFIC OPPORTUNITIES
---------------------
  Sold                                                           275,718       1,973,452         1,098,100       7,131,564
  Issued on reinvestment of dividends                                -               -               1,307           8,415
  Repurchased                                                   (276,614)     (1,960,439)       (1,389,038)     (9,363,307)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                             (896)         13,013          (289,631)     (2,223,328)
                                                              ==========   =============       ===========   =============
GROWTH
------
  Sold                                                           231,320       2,526,508           592,667       7,832,934
  Issued on reinvestment of dividends                                -               -              12,132         140,733
  Repurchased                                                 (1,171,291)    (12,539,621)       (2,509,722)    (32,218,227)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (939,971)    (10,013,113)       (1,904,923)    (24,244,560)
                                                              ==========   =============       ===========   =============
US BLUE CHIP
------------
  Sold                                                           580,363       5,332,165           833,406       8,155,869
  Issued on reinvestment of dividends                                -               -                  22             235
  Repurchased                                                   (760,598)     (6,814,819)       (2,130,483)    (21,239,994)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (180,234)     (1,482,654)       (1,297,055)    (13,083,890)
                                                              ==========   =============       ===========   =============
EMERGING GROWTH
---------------
  Sold                                                           156,735       2,845,221           871,969      23,179,206
  Issued on reinvestment of dividends                                -               -                  96           2,773
  Repurchased                                                   (596,559)    (10,007,354)       (1,292,259)    (32,514,382)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (439,824)     (7,162,133)         (420,194)     (9,332,403)
                                                              ==========   =============       ===========   =============
BOND
----
  Sold                                                         1,076,372       8,820,529         4,966,912      40,051,473
  Issued on reinvestment of dividends                             69,128         560,117           195,980       1,582,587
  Repurchased                                                 (1,551,838)    (12,585,140)       (7,289,189)    (58,628,687)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (406,338)     (3,204,494)       (2,126,297)    (16,994,627)
                                                              ==========   =============       ===========   =============
MONEY MARKET
------------
  Sold                                                         7,159,621       7,159,621        54,208,886      54,208,886
  Issued on reinvestment of dividends                             53,862          53,862           443,340         443,340
  Repurchased                                                 (7,086,863)     (7,086,863)      (62,141,950)    (62,141,950)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                          126,620         126,620        (7,489,724)     (7,489,724)
                                                              ==========   =============       ===========   =============

NOTES TO FINANCIAL STATEMENTS

                                                                                        CLASS B
                                                                  FOR THE SIX MONTHS
                                                                        ENDED                         FOR THE YEAR
                                                                    JUNE 30, 2002                         ENDED
                                                                     (UNAUDITED)                    DECEMBER 31, 2001
INTERNATIONAL                                                   SHARES        AMOUNT             SHARES         AMOUNT
-------------                                                 ----------   -------------       -----------   -------------
  Sold                                                            65,847   $   1,294,828           262,059   $   5,828,882
  Issued on reinvestment of dividends                                -               -                 -               -
  Repurchased                                                 (1,484,760)    (29,209,659)       (4,384,509)    (96,144,129)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                       (1,418,913)    (27,914,831)       (4,122,450)    (90,315,247)
                                                              ==========   =============       ===========   =============
SMALL COMPANIES
---------------
  Sold                                                             4,382          34,201           139,814       1,584,972
  Issued on reinvestment of dividends                                -               -                 276           2,153
  Repurchased                                                    (94,120)       (744,354)         (184,316)     (1,656,269)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                          (89,738)       (710,153)          (44,226)        (69,144)
                                                              ==========   =============       ===========   =============
INTERNATIONAL VALUE
-------------------
  Sold                                                           136,415       1,204,196           543,615       5,251,194
  Issued on reinvestment of dividends                                -               -               4,222          36,979
  Repurchased                                                   (804,401)     (7,083,977)       (2,308,387)    (21,681,265)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (667,986)     (5,879,782)       (1,760,550)    (16,393,092)
                                                              ==========   =============       ===========   =============
PACIFIC OPPORTUNITIES
---------------------
  Sold                                                           135,070         936,825            32,021         226,228
  Issued on reinvestment of dividends                                -               -                 706           4,434
  Repurchased                                                   (234,976)     (1,626,321)         (309,174)     (1,992,916)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                          (99,906)       (689,496)         (276,447)     (1,762,254)
                                                              ==========   =============       ===========   =============
GROWTH
------
  Sold                                                            52,367         543,028           209,874       2,581,690
  Issued on reinvestment of dividends                                -               -                 355           3,919
  Repurchased                                                   (173,275)     (1,765,436)         (210,613)     (2,546,518)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (120,908)     (1,222,408)             (384)         39,091
                                                              ==========   =============       ===========   =============
US BLUE CHIP
------------
  Sold                                                           230,661       2,078,628           432,235       4,111,397
  Issued on reinvestment of dividends                                -               -                   2              29
  Repurchased                                                   (497,045)     (4,418,051)         (644,289)     (6,049,340)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (266,385)     (2,339,423)         (212,052)     (1,937,914)
                                                              ==========   =============       ===========   =============
EMERGING GROWTH
---------------
  Sold                                                            50,109         874,274           149,165       3,458,298
  Issued on reinvestment of dividends                                -               -                 -               -
  Repurchased                                                   (348,412)     (5,889,677)         (675,205)    (15,549,162)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (298,303)     (5,015,403)         (526,040)    (12,090,864)
                                                              ==========   =============       ===========   =============
BOND
----
  Sold                                                           231,381       1,873,112           870,263       7,031,320
  Issued on reinvestment of dividends                             16,783         135,337            46,068         371,395
  Repurchased                                                   (536,098)     (4,331,135)       (1,067,501)     (8,586,114)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (287,934)     (2,322,686)         (151,170)     (1,183,399)
                                                              ==========   =============       ===========   =============
MONEY MARKET
------------
  Sold                                                         2,438,733       2,438,733         5,996,965       5,996,965
  Issued on reinvestment of dividends                             27,374          27,374           165,171         165,171
  Repurchased                                                 (2,914,202)     (2,914,202)       (5,353,798)     (5,353,798)
                                                              ----------   -------------       -----------   -------------
Net increase/(decrease)                                         (448,095)       (448,095)          808,338         808,338
                                                              ==========   =============       ===========   =============

                            CLASS C                                                    ADVISOR CLASS
       FOR THE SIX MONTHS                                            FOR THE SIX MONTHS
             ENDED                       FOR THE YEAR                      ENDED                      FOR THE YEAR
         JUNE 30, 2002                       ENDED                     JUNE 30, 2002                      ENDED
          (UNAUDITED)                  DECEMBER 31, 2001                (UNAUDITED)                 DECEMBER 31, 2001
      SHARES       AMOUNT            SHARES        AMOUNT           SHARES      AMOUNT            SHARES        AMOUNT
    ----------   -----------       ----------   ------------       --------   -----------       ----------   ------------
       126,561   $ 2,464,664          560,914   $ 12,092,051            249   $     5,000               77   $      1,566
           -             -                -              -              -             -                -              -
      (410,961)   (8,031,478)      (1,484,846)   (32,348,284)          (490)      (10,017)             -              -
    ----------   -----------       ----------   ------------       --------   -----------       ----------   ------------
      (284,400)   (5,566,814)        (923,932)   (20,256,233)          (241)       (5,017)              77          1,566
    ==========   ===========       ==========   ============       ========   ===========       ==========   ============
         5,230        41,478           84,341        956,399          3,357        27,391           43,715        520,230
           -             -                110            866            -             -                  7             54
       (65,954)     (514,791)        (156,289)    (1,498,935)       (41,013)     (335,799)        (250,868)    (2,316,861)
    ----------   -----------       ----------   ------------       --------   -----------       ----------   ------------
       (60,724)     (473,313)         (71,838)      (541,670)       (37,656)     (308,408)        (207,146)    (1,796,577)
    ==========   ===========       ==========   ============       ========   ===========       ==========   ============
        16,357       143,429          252,194      2,573,097          1,832        16,499           10,877        105,206
           -             -              1,509         13,215            -             -                 74            658
      (328,842)   (2,908,877)      (1,176,870)   (11,480,661)       (17,992)     (163,218)         (30,252)      (290,488)
    ----------   -----------       ----------   ------------       --------   -----------       ----------   ------------
      (312,485)   (2,765,448)        (923,167)    (8,894,349)       (16,160)     (146,718)         (19,301)      (184,624)
    ==========   ===========       ==========   ============       ========   ===========       ==========   ============
        15,656       110,325           30,974        223,503         49,259       330,840           16,889        114,000
           -             -                162          1,015            -             -                -              -
       (41,321)     (283,834)        (101,540)      (685,580)           -             -            (22,075)      (140,101)
    ----------   -----------       ----------   ------------       --------   -----------       ----------   ------------
       (25,665)     (173,509)         (70,404)      (461,062)        49,259       330,840           (5,186)       (26,101)
    ==========   ===========       ==========   ============       ========   ===========       ==========   ============
         2,034        20,572           16,220        196,718         19,953       213,479           13,685        169,233
           -             -                 25            267            -             -                 21            242
       (12,167)     (122,923)         (36,607)      (416,302)       (19,787)     (215,262)         (12,107)      (148,106)
    ----------   -----------       ----------   ------------       --------   -----------       ----------   ------------
       (10,133)     (102,351)         (20,362)      (219,317)           166        (1,783)           1,599         21,369
    ==========   ===========       ==========   ============       ========   ===========       ==========   ============
        15,411       141,539           80,026        780,897         17,360       159,869           15,651        151,766
           -             -                -              -              -             -                -              -
       (41,790)     (369,579)        (240,991)    (2,261,835)          (873)       (7,759)         (29,636)      (279,724)
    ----------   -----------       ----------   ------------       --------   -----------       ----------   ------------
       (26,379)     (228,040)        (160,965)    (1,480,938)        16,487       152,110          (13,985)      (127,958)
    ==========   ===========       ==========   ============       ========   ===========       ==========   ============
         2,993        50,937           24,889        593,383          3,085        54,631           12,721        298,722
           -             -                -              -              -             -                -              -
       (44,963)     (761,538)        (127,619)    (2,936,625)        (4,791)      (85,572)         (29,054)      (685,415)
    ----------   -----------       ----------   ------------       --------   -----------       ----------   ------------
       (41,970)     (710,601)        (102,730)    (2,343,242)        (1,706)      (30,941)         (16,333)      (386,693)
    ==========   ===========       ==========   ============       ========   ===========       ==========   ============
        71,097       576,275          304,343      2,462,017          6,005        48,844            9,742         79,018
         1,639        13,259            5,444         44,017            351         2,848              914          7,391
      (129,356)   (1,046,252)        (383,769)    (3,091,644)        (2,077)      (16,887)         (14,021)      (113,136)
    ----------   -----------       ----------   ------------       --------   -----------       ----------   ------------
       (56,620)     (456,718)         (73,982)      (585,610)         4,279        34,805           (3,365)       (26,727)
    ==========   ===========       ==========   ============       ========   ===========       ==========   ============
     2,178,571     2,178,571        8,411,592      8,411,592
         1,277         1,277           13,876         13,876
    (2,297,771)   (2,297,771)      (9,881,478)    (9,881,478)
    ----------   -----------       ----------   ------------
      (117,923)     (117,923)      (1,456,010)    (1,456,010)
    ==========   ===========       ==========   ============

NOTES TO FINANCIAL STATEMENTS

                                                                                      CLASS I
                                                                   FOR THE MONTHS                 FOR THE YEAR
                                                                        ENDED                         ENDED
                                                                    JUNE 30, 2002               DECEMBER 31, 2001
INTERNATIONAL                                                   SHARES       AMOUNT           SHARES       AMOUNT
-------------                                                  --------   ------------       --------   ------------
  Sold                                                          214,864   $  4,332,659        333,205   $  7,717,070
  Issued on reinvestment of dividends                               -              -              -              -
  Repurchased                                                  (533,001)   (10,846,052)      (801,870)   (18,449,700)
                                                               --------   ------------       --------   ------------
Net increase/(decrease)                                        (318,137)    (6,513,393)      (468,665)   (10,732,630)
                                                               ========   ============       ========   ============
SMALL COMPANIES
---------------
  Sold                                                              -              -              -              -
  Issued on reinvestment of dividends                               -              -              -              -
  Repurchased                                                       -              -              -              -
                                                               --------   ------------       --------   ------------
Net increase/(decrease)                                             -              -              -              -
                                                               ========   ============       ========   ============
INTERNATIONAL VALUE
-------------------
  Sold                                                              -              -              -              -
  Issued on reinvestment of dividends                               -              -              -              -
  Repurchased                                                       -              -              -              -
                                                               --------   ------------       --------   ------------
Net increase/(decrease)                                             -              -              -              -
                                                               ========   ============       ========   ============
PACIFIC OPPORTUNITIES
---------------------
  Sold                                                              -              -              -              -
  Issued on reinvestment of dividends                               -              -              -              -
  Repurchased                                                       -              -              -              -
                                                               --------   ------------       --------   ------------
Net increase/(decrease)                                             -              -              -              -
                                                               ========   ============       ========   ============
GROWTH
------
  Sold                                                              -              -              -              -
  Issued on reinvestment of dividends                               -              -              -              -
  Repurchased                                                       -              -              -              -
                                                               --------   ------------       --------   ------------
Net increase/(decrease)                                             -              -              -              -
                                                               ========   ============       ========   ============
US BLUE CHIP
------------
  Sold                                                              -              -              -              -
  Issued on reinvestment of dividends                               -              -              -              -
  Repurchased                                                       -              -              -              -
                                                               --------   ------------       --------   ------------
Net increase/(decrease)                                             -              -              -              -
                                                               ========   ============       ========   ============
EMERGING GROWTH
---------------
  Sold                                                              -              -              -              -
  Issued on reinvestment of dividends                               -              -              -              -
  Repurchased                                                       -              -              -              -
                                                               --------   ------------       --------   ------------
Net increase/(decrease)                                             -              -              -              -
                                                               ========   ============       ========   ============
BOND
----
  Sold                                                              -              -              -              -
  Issued on reinvestment of dividends                               -              -              -              -
  Repurchased                                                       -              -              -              -
                                                               --------   ------------       --------   ------------
Net increase/(decrease)                                             -              -              -              -
                                                               ========   ============       ========   ============

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Keith J. Carlson
Stanley Channick
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
Beverly J. Yanowitch, Treasurer
Kathleen Eckert, Vice President

LEGAL COUNSEL
Dechert
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111

INVESTMENT MANAGER
Ivy Management, Inc.
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
800.456.5111
www.ivyfunds.com
E-mail:acctinfo@ivyfunds.com



IFSAR0802                                                          Ivy Mackenzie

June 30, 2002

SCHEDULE OF INVESTMENTS
(Unaudited)

IVY INTERNATIONAL GROWTH FUND
EQUITY SECURITIES                                         SHARES             VALUE
EUROPE - 71.9%
FINLAND - 2.3%
Nokia Oyj                                                   518       $      7,582
                                                                      ------------

FRANCE - 7.2%
Aventis SA                                                   73              5,173
Pinault-Printemps-Redoute SA                                 43              5,100
STMicroelectronics N.V                                      110              2,743
Thomson Multimedia (a)                                      440             10,408
                                                                      ------------
                                                                            23,424
                                                                      ------------
GERMANY - 7.8%
Fresenius AG                                                 80              4,030
Hugo Boss AG                                                300              5,452
Medion AG                                                   200              7,289
Merck KGaA                                                  100              2,691
SAP AG                                                       62              6,123
                                                                      ------------
                                                                            25,585
                                                                      ------------
ITALY - 3.7%
IntesaBci S.p.A                                           2,000              6,104
Mondadori (Arnoldo) Editora S.p.A                           900              5,964
                                                                      ------------
                                                                            12,068
                                                                      ------------
NETHERLANDS - 8.7%
ING Groep NV                                                203              5,213
Koninklijke (Royal) Philips Electronicas NV                 373             10,414
Koninklijke Ahold NV                                        190              3,997
TPG NV                                                      400              9,035
                                                                      ------------
                                                                            28,659
                                                                      ------------
NORWAY - 2.0%
Norsk Hydro ASA                                             140              6,679
                                                                      ------------

SPAIN - 4.7%
Amadeus Global Travel Distribution S.A                    1,493              9,555
Prosegur, Compania de Seguridad SA                          422              5,943
                                                                      ------------
                                                                            15,498
                                                                      ------------
SWITZERLAND - 10.6%
Credit Suisse Group                                         140              4,445
Nestle SA                                                    70             16,322
Novartis AG                                                 140              6,157
UBS AG                                                      155              7,796
                                                                      ------------
                                                                            34,720
                                                                      ------------

June 30, 2002

(Unaudited)

IVY INTERNATIONAL GROWTH FUND (continued)
EQUITY SECURITIES                                         SHARES             VALUE


UNITED KINGDOM - 24.9%
AstraZeneca PLC                                             200              8,265
BT Group plc                                              1,000              3,841
Diageo plc                                                1,019             13,218
Electronic Boutique plc                                   6,000             11,250
GlaxoSmithKline plc                                         621             13,432
Imperial Chemical Industries plc                          1,045              5,089
Rio Tinto plc                                               525              9,611
United Business Media plc                                   700              4,642
Vodafone AirTouch plc                                     8,871             12,170
                                                                      ------------
                                                                            81,518
                                                                      ------------
FAR EAST - 22.2%
JAPAN - 17.1%
Mitsubishi Electric Corporation                           1,000              4,489
Nintendo Co., Ltd.                                           70             10,308
Nissan Motor Co., Ltd.                                    1,000              6,925
Nomura Holdings, Inc.                                       700             10,279
NTT DoCoMo, Inc.                                              5             12,307
Sharp Corporation                                           500              6,349
Sony Corporation                                            100              5,281
                                                                      ------------
                                                                            55,938
                                                                      ------------
SOUTH KOREA - 3.0%
POSCO                                                        40              4,439
Samsung Electronics                                          20              5,470
                                                                      ------------
                                                                             9,909
                                                                      ------------
TAIWAN - 2.1%
Taiwan Semiconductor Manufacturing Company (a)            3,300              6,717
                                                                      ------------

LATIN AMERICA - 3.0%
BRAZIL - 3.0%
Embraer Brasileira de Aeronautica S.A. (Embraer)            456              9,758
                                                                      ------------

MIDDLE EAST - 1.2%
ISRAEL - 1.2%
Check Point Software Technologies Ltd. (a)                  300              4,068
                                                                      ------------

TOTAL INVESTMENTS - 98.3%
   (Cost - $339,667)                                                  $    322,123

OTHER ASSETS, LESS LIABILITIES - 1.7%                                        5,612
                                                                      ------------

NET ASSETS - 100%                                                     $    327,735
                                                                      ============

(a) Non-income producing security


June 30, 2002

(Unaudited)


IVY INTERNATIONAL GROWTH FUND (continued)
OTHER INFORMATION:
At June 30, 2002, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:

     Gross unrealized appreciation                                              $     13,328
     Gross unrealized depreciation                                                   (30,872)
                                                                                ------------
          Net unrealized appreciation                                           $    (17,544)
                                                                                ============

Purchases and sale proceeds of securities other than short-term obligations aggregated $167,229 and $149,989, respectively, for the period ended June 30, 2002.

FORWARD FOREIGN CURRENCY CONTRACTS AT JUNE 30, 2002 WERE:


                                                                                          IN              NET
                                                              LOCAL          VALUE      EXCHANGE        UNREALIZED
                                                            CURRENCY        IN U.S.$    FOR U.S.$      DEPRECIATION
                                                            --------        --------    ---------      ------------
CONTRACTS TO SELL
-----------------
Currency
--------
Japanese Yen - settlement date July 12, 2002                 870,133         6,700        7,265        $    (565)
Japanese Yen - settlement date July 12, 2002                 870,133         6,951        7,265             (314)
                                                                                                       ---------
Net unrealized depreciation on open forward foreign currency contracts                                 $    (879)
                                                                                                       =========


    The accompanying notes are an integral part of the financial statements.

June 30, 2002

STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)

IVY INTERNATIONAL GROWTH FUND (continued)
ASSETS
Investments, at value (identified cost - $339,667)                       $      322,123
Cash                                                                             20,909
Receivables
  Dividends and interest                                                            979
  Manager for expense reimbursement                                               8,273
Other assets                                                                          9
                                                                         --------------
  Total assets                                                                  352,293
                                                                         --------------

LIABILITIES
Payables
  Management fee                                                                    268
  Transfer agent fee                                                                 14
  Other payables to related parties                                               1,271
Unrealized depreciation on open forward foreign currency contracts                  879
Accrued expenses                                                                 22,126
                                                                         --------------
  Total liabilities                                                              24,558
                                                                         --------------
NET ASSETS                                                               $      327,735
                                                                         ==============

ADVISOR CLASS
Net asset value, offering price and redemption price per share
 ($327,735/51,273 shares outstanding)                                    $         6.39
                                                                         ==============

NET ASSETS CONSIST OF
  Capital paid-in                                                        $      520,967
  Accumulated net realized loss on investments and
    foreign currency transactions                                              (177,201)
  Undistributed net investment income                                             2,209
  Net unrealized depreciation on investments and
    foreign currency transactions                                               (18,240)
                                                                         --------------
NET ASSETS                                                               $      327,735
                                                                         ==============



    The accompanying notes are an integral part of the financial statements.

For the Six Months Ended June 30, 2002

STATEMENT OF OPERATIONS
(Unaudited)

IVY INTERNATIONAL GROWTH FUND (continued)
INVESTMENT INCOME
 Dividends, net of $530 foreign taxes withheld                    $       3,210
  Interest                                                                  146
                                                                  -------------
                                                                          3,356
                                                                  -------------

EXPENSES
  Management fee                                                          1,748
  Transfer agent                                                            115
  Administrative services fee                                               175
  Custodian fees                                                         16,457
  Auditing and accounting fees                                            6,116
  Fund accounting                                                         7,558
  Trustees' fees                                                          2,370
  Legal                                                                  18,289
  Other                                                                   4,069
                                                                  -------------
                                                                         56,897
  Expenses reimbursement by Manager                                     (54,273)
                                                                  -------------
    Net expenses                                                          2,624
                                                                  -------------

NET INVESTMENT INCOME                                                       732
                                                                  -------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments and
     foreign currency transactions                                      (15,607)
  Net change in unrealized depreciation on investments
    and foreign currency transactions                                   (28,041)
                                                                  -------------

     Net loss on investments                                            (43,648)
                                                                  -------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                 $     (42,916)
                                                                  =============



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                      FOR THE SIX
                                                                          MONTHS
                                                                        ENDING                   FOR THE
                                                                       JUNE 30,                 YEAR ENDED
                                                                         2002                  DECEMBER 31,
                                                                      (UNAUDITED)                  2001
                                                                     -------------             -------------
IVY INTERNATIONAL GROWTH FUND (continued)
DECREASE IN NET ASSETS
Operations
  Net investment income                                              $         732             $         821
  Net realized loss on investments and
    foreign currency transactions                                          (15,607)                 (165,918)
  Net change in unrealized (depreciation) appreciation on
    investments and foreign currency transactions                          (28,041)                    9,299
                                                                     -------------             -------------
       Net decrease resulting from operations                              (42,916)                 (155,798)
                                                                     -------------             -------------

Advisor Class distributions
  Dividends from net investment income                                          --                    (8,620)
                                                                     -------------             -------------
       Total distributions to Advisor Class shareholders                        --                    (8,620)
                                                                     -------------             -------------

Fund share transactions (Note 3)
  Advisor Class                                                                 --                    34,608
                                                                     -------------             -------------

      Net increase resulting from
         Fund share transactions                                                --                    34,608
                                                                     -------------             -------------

TOTAL DECREASE IN NET ASSETS                                               (42,916)                 (129,810)

NET ASSETS
  BEGINNING OF PERIOD                                                      370,651                   500,461
                                                                     -------------             -------------

NET ASSETS AT END OF PERIOD                                          $     327,735             $     370,651
                                                                     =============             =============

UNDISTRIBUTED NET INVESTMENT INCOME                                  $       2,209             $       1,477
                                                                     =============             =============



    The accompanying notes are an integral part of the financial statements.

IVY INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS



                                                 FOR THE SIX                              FOR THE PERIOD
                                                MONTH PERIOD           FOR THE YEAR       DECEMBER 29, 2000
ADVISOR CLASS                                   ENDED JUNE 30,             ENDED           (COMMENCEMENT)
                                                    2002                 DECEMBER 31,      TO DECEMBER 31,
SELECTED PER SHARE DATA                          (UNAUDITED)                2001                2000
                                               ----------------        ---------------    -----------------

Net asset value, beginning of period                $  7.23                $ 10.01             $ 10.00
                                                    -------                -------             -------

  Income from investment operations
  Net investment income(a)                             0.02                   0.02                  --
  Net (loss) gain on securities (both
    realized and unrealized)                          (0.86)                 (2.63)               0.01
                                                    -------                -------             -------
  Total from investment operations                    (0.84)                 (2.61)               0.01
                                                    -------                -------             -------

  Less distributions
  Dividends
    From net investment income                           --                   0.17                  --
                                                    -------                -------             -------
      Total distributions                                --                   0.17                  --
                                                    -------                -------             -------

Net asset value, end of period                      $  6.39                $  7.23             $ 10.01
                                                    =======                =======             =======

Total return (%)(b)                                  (11.62)                (26.02)               0.10

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $   328                $   371             $   500
Ratio of expenses to average
  net assets (%)
  With expense reimbursement (%)                       1.50(c)                1.50                1.50
  Without expense reimbursement (%)                   32.55(c)               26.08              443.30
Ratio of net investment income (loss) to
  average net assets (%)(a)                            0.42(c)                0.16               (1.50)
Portfolio turnover rate (%)                              44                    252                  --


(a)  Net investment income is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)  Annualized.

IVY INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)


Ivy International Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Class I and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION - Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the market on which the security is traded most extensively. If there were no sales on the market on which the security is traded most extensively and the security is traded on more than one market, or on one or more exchanges in the over-the-counter market, the market reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the market on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the calculated mean between the last bid and the last asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of June 30, 2002, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH - The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 2002, the interest rate was 1.27%.

FEDERAL INCOME TAXES - The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as

IVY INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)


amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of $123,000 as of December 31, 2001 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date of 2009, whichever occurs first.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and realized gain, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities and dividends and interest receivable are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political and economic instability.

For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS - Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Fund has committed to buy or sell are shown in the Schedule of Investments. These amounts represent the aggregate exposure to each foreign currency the Fund has acquired or hedged through forward foreign currency contracts at June 30, 2002. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

IVY INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)


Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Fund's Statement of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

2.  RELATED PARTIES

Ivy Management, Inc. ("IMI") is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. For the six months ended June 30, 2002, IMI limited the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.50% of the Fund's average net assets.

Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Fund's Statement of Operations. At June 30, 2002, MIMI owned 99% of the Fund's shares outstanding.

3. FUND SHARE TRANSACTIONS

Fund share transactions for Advisor Class were as follows:



                                               FOR THE SIX MONTHS ENDED                   FOR THE YEAR ENDED
                                                   JUNE 30, 2002                           DECEMBER 31, 2001
                                               ------------------------          -------------------------------------
ADVISOR CLASS                                  SHARES            AMOUNT               SHARES                 AMOUNT
                                               ------            ------               ------                 ------
Sold                                               --            $   --               24,567             $    200,498
Issued on reinvestment of dividends                --                --                1,216                    8,620
Repurchased                                        --                --              (24,510)                (174,510)
                                               ------            ------            ---------             ------------
Net increase                                       --            $   --                1,273             $     34,608
                                               ======            ======            =========             ============

